Columbia Acorn Fund                     Prospectus, May 1, 2004
-------------------------------------------------------------------------------

Class Z Shares

   Advised by Columbia Wanger Asset Management, L.P.

--------------------------------------------------------------------------------
TABLE OF CONTENTS

THE FUND                                  2
--------------------------------------------
Investment Goal.........................  2
Principal Investment Strategies.........  2
Principal Investment Risks..............  2
Performance History.....................  3
Your Expenses...........................  5

YOUR ACCOUNT                              6
--------------------------------------------
How to Buy Shares.......................  6
Eligible Investors......................  7
Sales Charges...........................  8
How to Exchange Shares..................  8
How to Sell Shares......................  9
Fund Policy on Trading of Fund Shares... 10
Other Information About Your Account.... 10

BOARD OF TRUSTEES                        12
--------------------------------------------

MANAGING THE FUND                        13
--------------------------------------------
Investment Adviser...................... 13
Portfolio Managers...................... 13

OTHER INVESTMENT STRATEGIES AND RISKS    14
--------------------------------------------
The Information Edge.................... 14
Long-Term Investing..................... 15
Derivative Strategies................... 15
Temporary Defensive Strategies.......... 15

FINANCIAL HIGHLIGHTS                     16
--------------------------------------------

   Only eligible investors may purchase Class Z shares. See "Your Account -- Eligible Investors" for more information.

   Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

[LOGO] Not FDIC   May Lose Value
       Insured  No Bank Guarantee

The Fund
-------------------------------------------------------------------------------


INVESTMENT GOAL
--------------------------------------------------------------------------------
   Columbia Acorn Fund seeks to provide long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
   Columbia Acorn Fund invests primarily in the stocks of small- and medium-sized companies. The Fund generally invests in the stocks of companies with market capitalizations of less than $5 billion at the time of purchase. As long as a stock continues to meet the Fund's other investment criteria, the Fund may choose to hold the stock even if it grows beyond an arbitrary capitalization limit.

   The Fund believes that these smaller companies, which are not as well known by financial analysts, may offer higher return potential than the stocks of larger companies.

   Columbia Acorn Fund typically looks for companies with:

     .   A strong business franchise that offers growth potential.

     .   Products and services that give a company a competitive advantage.

     . A stock price the Fund's investment adviser believes is reasonable relative to the assets and earning power of the company.

   Columbia Acorn Fund invests the majority of its assets in U.S. companies, but also may invest up to 33% of its assets in companies outside the U.S. in developed markets (for example, Japan, Canada and United Kingdom) and emerging markets (for example, Mexico, Brazil and Korea).

   Additional strategies that are not principal investment strategies and the risks associated with them are described below under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
   The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) that could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

   Management risk means that the adviser's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

   Since the Fund purchases equity securities, it is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

---

                                   The Fund



   Sector risk is inherent in the Fund's investment strategy. Companies that are in different but closely related industries are sometimes described as being in the same broad economic sector. The values of stocks of different companies in a market sector may be similarly affected by particular economic or market events. Although the Fund does not intend to focus on any particular sector, at times, the Fund may have a significant portion of its assets invested in a particular sector.

   Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

   Investment in emerging markets is subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. Their securities markets may be underdeveloped. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

   Smaller companies, including small- and medium-cap companies, are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, small-cap companies may not be widely followed by the investment community, which can lower the demand for their stock.

   The securities issued by mid-cap companies may have more risk than those of larger companies. These securities may be more susceptible to market downturns, and their prices could be more volatile.

   An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
   The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class Z shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class Z shares compare with those of broad measures of market performance for 1 year, 5 years and 10 years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. All returns include the reinvestment of dividends and distributions. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.

                                                                             ---

                                   The Fund

       ------------------------------------------------------------------

         UNDERSTANDING PERFORMANCE
         Calendar Year Total Returns show the Fund's Class Z share performance for each of the last ten complete calendar years. They include the effects of Fund expenses.

         Average Annual Total Returns are a measure of the Fund's
         Class Z average performance over the past one-year, five-year and ten-year periods. They include the effects of Fund expenses.

         The Fund's returns are compared to the Standard & Poor's 500 Index (S&P 500 Index), the Russell 2500 Index (Russell 2500)
         and the Russell 2000(R) Index (Russell 2000(R)). The S&P 500 Index is a broad market-weighted average of large U.S.
         blue-chip companies. The Russell 2500 is a market-weighted index of 2500 small companies formed by taking the largest
         3000 companies and eliminating the largest 500 of those companies. The Russell 2000(R) is a market-weighted index of 2000 small companies formed by taking the largest 3000 companies and eliminating the largest 1000 of those
         companies. All third party trademarks are the property of
         their owners. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes, and are not
         professionally managed.
       ------------------------------------------------------------------

 Calendar Year Total Returns (Class Z)

                                    [CHART]

 1994    1995   1996    1997   1998    1999    2000   2001    2002     2003
------  ------  -----  ------  -----  ------  ------  -----  ------   ------
-7.45%  20.80%  22.55% 24.98%  6.02%  33.38%  10.06%  6.14%  -13.31%  45.68%

                                                  For period shown in bar chart:
                                                  Best quarter: 4th quarter
                                                  1999, +21.94%
                                                  Worst quarter: 3rd quarter
                                                  1998, -19.51%

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor's own tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

 Average Annual Total Returns -- for periods ended December 31, 2003

                                                               Inception
                                                                 Date    1 Year 5 Years 10 Years
Class Z (%)                                                     6/10/70
  Return Before Taxes                                                    45.68   14.49   13.58
  Return After Taxes on Distributions                                    45.66   12.74   11.50
  Return After Taxes on Distributions and Sale of Fund Shares            29.72   11.88   10.93
------------------------------------------------------------------------------------------------
S&P 500 Index (%)                                                 N/A    28.69   -0.57   11.07
------------------------------------------------------------------------------------------------
Russell 2500 (%)                                                  N/A    45.51    9.40   11.74
------------------------------------------------------------------------------------------------
Russell 2000(R) (%)                                               N/A    47.25    7.13    9.47
------------------------------------------------------------------------------------------------

---

                                   The Fund



YOUR EXPENSES
--------------------------------------------------------------------------------
   Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

       ------------------------------------------------------------------

         UNDERSTANDING EXPENSES
         Annual Fund Operating Expenses are paid by the Fund. They include management and administration fees and other administrative costs including transfer agency and custody services.

         Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. It uses the following hypothetical conditions:
         .  $10,000 initial investment
         .  5% total return for each year
         .  Fund operating expenses remain the same
         .  Reinvestment of all dividends and distributions
       ------------------------------------------------------------------

 Shareholder Fees/(1) /(paid directly from your investment)

Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)                               None
-------------------------------------------------------------------------------
Maximum deferred sales charge (load) on redemptions (%)
(as a percentage of the lesser of purchase price or redemption price) None
-------------------------------------------------------------------------------
Redemption fee (%)
(as a percentage of amount redeemed, if applicable)                   None/(2)/

(1)A $20 annual fee may be deducted from accounts of less than $1,000 and paid to the transfer agent.
(2)There is a $7.50 charge for wiring sale proceeds to the transfer agent.

 Annual Fund Operating Expenses (deducted directly from Fund assets)

                 Management fees/(1)/ (%)                  0.67
                 ----------------------------------------------
                 Distribution and service (12b-1) fees (%) None
                 ----------------------------------------------
                 Other expenses/(2)/ (%)                   0.12
                 ----------------------------------------------
                 Total annual fund operating expenses (%)  0.79
                 ----------------------------------------------

(1)In addition to the management fee, the Fund pays the adviser an administrative fee of 0.05%, which is included in "Other expenses."
(2)"Other expenses" have been restated to reflect current transfer agency fees. The Fund's adviser and/or affiliates have contractually agreed to waive a portion of "Other expenses" through April 30, 2005. If this arrangement had not been in place, total annual fund operating expenses would have been 0.82%.

 Example Expenses for a $10,000 investment (your actual costs may be higher or lower)

         1 Year                   3 Years                   5 Years                   10 Years
          $81                       $259                      $452                     $1,011

                                                                             ---

Your Account
-------------------------------------------------------------------------------


HOW TO BUY SHARES
--------------------------------------------------------------------------------
Only eligible investors that meet the investment minimums described below may purchase Class Z shares. If you are an eligible investor, your shares will be bought at the next calculated price after the Fund receives your purchase request in "good form." "Good form" means that you placed your order with Columbia Funds Services, Inc. or your financial advisor or your payment has been received and your application is complete, including all necessary signatures. The Fund reserves the right to refuse a purchase order for any reason, including if the Fund believes that doing so would be in the best interest of the Fund and its shareholders. The USA Patriot Act may require us to obtain personal information from you which we will use to verify your identity. If you do not provide the information, we reserve the right to close your account or take such other steps as we deem reasonable.

 Outlined below are the various options for buying shares:

Method             Instructions
Through your       Your financial advisor can help you establish your account financial advisor  and buy Fund shares on your behalf. To receive the current trading day's price, your financial advisor must receive
                   your request prior to the close of regular trading on the
                   New York Stock Exchange (NYSE), usually 4:00 p.m. Eastern
                   time. Your financial advisor may charge you fees for
                   executing the purchase for you.
-------------------------------------------------------------------------------
By check           For new accounts, send a completed application and check
(new account)      made payable to the Fund and mailed to Columbia Funds
                   Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.
-------------------------------------------------------------------------------
By check           For existing accounts, fill out and return the additional
(existing account) investment stub included in your account statement, or send a letter of instruction including the Fund name and account number with a check made payable to the Fund to Columbia
                   Funds Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.
-------------------------------------------------------------------------------
By exchange        You may acquire shares of the Fund for your account by
                   exchanging shares you own in a different fund distributed
                   by Columbia Funds Distributor, Inc. for shares of the same class or Class A of the Fund at no additional cost. There
                   may be an additional charge if exchanging from a money
                   market fund. To exchange by telephone, call 1-800-422-3737.
                   Please see "How to Exchange Shares" for more information.
-------------------------------------------------------------------------------
By wire            You may purchase shares of the Fund by wiring money from
                   your bank account to your Fund account. To wire funds to
                   your Fund account, call 1-800-422-3737 for wiring
                   instructions.
-------------------------------------------------------------------------------
By electronic      You may purchase shares of the Fund by electronically
funds transfer     transferring money from your bank account to your Fund
(existing account) account by calling 1-800-422-3737. An electronic funds transfer may take up to two business days to settle and be considered in "good form." You must set up this feature
                   prior to your telephone request. Be sure to complete the
                   appropriate section of the application.
-------------------------------------------------------------------------------
Automatic          You may make monthly or quarterly investments automatically
investment plan    from your bank account to your Fund account. You may select a pre-authorized amount to be sent via electronic funds
                   transfer. Be sure to complete the appropriate section of
                   the application for this feature.
-------------------------------------------------------------------------------
Automated dollar   You may purchase shares of the Fund for your account by
cost averaging     exchanging $100 or more each month from another fund for
                   shares of the same class of the Fund at no additional cost.
                   You must have a current balance of at least $5,000 in the
                   fund the money is coming from. Exchanges will continue so
                   long as your fund balance is sufficient to complete the
                   transfers. You may terminate your program or change the
                   amount of the exchange (subject to the $100 minimum) by
                   calling 1-800-345-6611. Be sure to complete the appropriate section of the account application for this feature.
-------------------------------------------------------------------------------
By dividend        You may automatically invest dividends distributed by
diversification    another fund into the same class of shares of the Fund at
                   no additional sales charge. To invest your dividends in the
                   Fund, call 1-800-345-6611.

---

                                 Your Account


ELIGIBLE INVESTORS
--------------------------------------------------------------------------------
   Only Eligible Investors may purchase Class Z shares of the Fund, directly or by exchange. The Eligible Investors described below are subject to different minimum initial investment requirements. Eligible Investors and their applicable investment minimums are as follows:

   No minimum initial investment

   .  any trustee or director (or family member) of Columbia Acorn Trust;

   . any employee (or family member) of Columbia Wanger Asset Management, L.P.; and

   . shares purchased through Columbia Management Group state tuition plans organized under Section 529 of the Internal Revenue Code.

   $50,000 minimum initial investment (by purchase, exchange or transfer)

   . Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of a fund distributed by Columbia Funds Distributor, Inc. (i) who holds Class Z shares; (ii) who holds Class A shares that were obtained by exchange or Class Z shares; or (iii) who purchased certain no-load shares of funds merged with funds distributed by Columbia Funds Distributor, Inc.;

   . Any trustee or director (or family member of a trustee or director) of any fund other than the Columbia Acorn Funds distributed by Columbia Funds Distributor, Inc.;

   . Any employee (or family member of an employee) of Bank of America Corporation or its subsidiaries (other than Columbia Wanger Asset Management L.P.);

   . Any client of Bank of America Corporation or a subsidiary (for shares purchased through an asset management company, trust, retirement plan administration or similar arrangement with Bank of America Corporation or the subsidiary);

   . A retirement plan (or the custodian for such plan) with aggregate plan assets of at least $5 million at the time of purchase and which purchases shares directly from Columbia Funds Distributor, Inc. or through a third party broker-dealer; and

   . Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Columbia Management Individual Retirement Account from any deferred compensation plan which was a shareholder of any of the funds of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover.

   $100,000 minimum initial investment

   . Clients of broker-dealers or registered investment advisers that both recommend the purchase of fund shares and charge such clients an asset-based fee; and

   . Any insurance company, trust company, bank, endowment, investment company or foundation purchasing shares for its own account.

                                                                             ---

                                 Your Account



   The Fund reserves the right to change the criteria for eligible investors and the investment minimums. For accounts opened prior to December 15, 2003, no minimum investment applies to accounts participating in the automatic investment plan. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders. Finally, pursuant to the Trust's Agreement and Declaration of Trust, the Fund reserves the right to redeem your shares if your account falls below the minimum investment requirements.

SALES CHARGES
--------------------------------------------------------------------------------
Your purchases of Class Z shares are at net asset value, which is the value of a Class Z share excluding any sales charge. Class Z shares are not subject to an initial sales charge when purchased, or a contingent deferred sales charge when sold.

       ------------------------------------------------------------------

         CHOOSING A SHARE CLASS
         The Fund offers one class of shares in this prospectus --
         Class Z.

         The Fund also offers three additional classes of shares --
         Class A, B and C shares are available through a separate prospectus. Each other share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest.
         Based on your personal situation, your financial advisor can help you decide which class of shares makes the most sense for you. In general, anyone who is eligible to purchase Class
         Z shares, which do not incur Rule 12b-1 fees or sales
         charges, should do so in preference over other classes.
       ------------------------------------------------------------------

If you purchase Class Z shares of the Fund through certain broker-dealers, banks or other intermediaries (intermediaries), they may charge a fee for their services. They may also place limits on your ability to use services the Fund offers. There are no sales charges or limitations if you purchase shares directly from the Fund, except as described in this prospectus.

If an intermediary is an agent or designee of the Fund, orders are processed at the net asset value next calculated after the intermediary receives the order. The intermediary must segregate any orders it receives after the close of regular trading on the NYSE and transmit those orders separately for execution at the net asset value next determined.

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------
You may exchange your shares for Class Z or Class A (only if Class Z is not offered) shares of another fund distributed by Columbia Funds Distributor, Inc., at net asset value. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the adviser in its discretion determines that your exchange activity may adversely impact its ability to manage the Fund. See "Fund Policy on Trading of Fund Shares" for the Fund's policy. To exchange by telephone, call 1-800-422-3737. Please have your account and taxpayer identification numbers available when calling.

---

                                 Your Account



HOW TO SELL SHARES
--------------------------------------------------------------------------------
   You may sell shares of the Fund on any regular business day that the NYSE is open.

   When the Fund receives your sales request in "good form," shares will be sold at the next calculated net asset value. "Good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and Medallion Signature Guarantees, and (ii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.

   The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities rather than cash, under certain circumstances. For more information, see "Fund Policy on Trading of Fund Shares" below as well as the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

 Outlined below are the various options for selling shares:

 Method            Instructions
 Through your      You may call your financial advisor to place your sell
 financial advisor order. To receive the current trading day's price, your financial advisor must receive your request prior to the
                   close of regular trading on the NYSE, usually 4:00 p.m.
                   Eastern time. Your financial advisor may charge you fees
                   for executing a redemption for you.
 ------------------------------------------------------------------------------
 By exchange       You or your financial advisor may sell shares of the Fund
                   by exchanging from the Fund into Class Z shares or Class A shares of another fund distributed by Columbia Funds
                   Distributor, Inc. at no additional cost. To exchange by
                   telephone, call 1-800-422-3737.
 ------------------------------------------------------------------------------
 By telephone      You or your financial advisor may sell shares of the Fund
                   by telephone and request that a check be sent to your
                   address of record by calling 1-800-422-3737, unless you
                   have notified the Fund of an address change within the
                   previous 30 days. The dollar limit for telephone sales is
                   $100,000 in a 30-day period. You do not need to set up this feature in advance of your call. Certain restrictions apply to retirement accounts. For details, call 1-800-799-7526.
 ------------------------------------------------------------------------------
 By mail           You may send a signed letter of instruction to the address below. In your letter of instruction, note the Fund's name, share class, account number, and the dollar value or number of shares you wish to sell. All account owners must sign
                   the letter. Signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another
                   eligible guarantor that participates in the Medallion
                   Signature Guarantee Program for amounts over $100,000 or
                   for alternate payee or mailing instructions. Additional
                   documentation is required for sales by corporations,
                   agents, fiduciaries, surviving joint owners and individual retirement account owners. For details, call 1-800-345-6611.

                   Mail your letter of instruction to Columbia Funds Services,
                   Inc., P.O. Box 8081, Boston, MA 02266-8081.
 ------------------------------------------------------------------------------
 By wire           You may sell shares of the Fund and request that the
                   proceeds be wired to your bank. You must set up this
                   feature prior to your telephone request. Be sure to
                   complete the appropriate section of the account application for this feature.
 ------------------------------------------------------------------------------
 By systematic     You may automatically sell a specified dollar amount or
 withdrawal plan   percentage of your account on a monthly, quarterly or
                   semiannual basis and have the proceeds sent to you if your account balance is at least $5,000. All dividend and
                   capital gains distributions must be reinvested. Be sure to complete the appropriate section of the account application for this feature.
 ------------------------------------------------------------------------------
 By electronic     You may sell shares of the Fund and request that the
 funds transfer    proceeds be electronically transferred to your bank.
                   Proceeds may take up to two business days to be received by your bank. You must set up this feature prior to your
                   request. Be sure to complete the appropriate section of the account application for this feature.

                                                                             ---

                                 Your Account



FUND POLICY ON TRADING OF FUND SHARES
--------------------------------------------------------------------------------
   Purchases and exchanges should be made for investment purposes only.
Frequent purchases, redemptions or exchanges of Fund shares may disrupt portfolio management and increase Fund expenses. The Fund has adopted certain policies and methods intended to identify and to discourage frequent trading in the Fund. However, as discussed below, the Fund cannot ensure that all such activity can be identified or terminated.

   Right to Reject or Restrict Orders and Close Accounts. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order, including transactions accepted by any shareholder's financial intermediary, when the Fund believes it is in the best interest of the other shareholders to do so. In the event that the Fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. The Fund may also fully redeem the shares and close the account of any shareholder whom it believes is engaged or intends to engage in frequent trading in that Fund or another fund.

   Limitations on the Ability to Identify or to Terminate Frequent Trading. There is no guarantee that the Fund or its agents will be able to detect frequent trading activity or the shareholders engaged in such activity, or, if it is detected, to prevent its recurrence. In particular, a substantial portion of purchase, redemption and exchange orders are received from omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, retirement plans and variable insurance products. The Fund typically is not able to identify trading by a particular beneficial owner in an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in frequent trading. There are also operational and technological limitations on the Fund's agents' ability to identify or terminate frequent trading activity, and the techniques used by the Fund and its agents are not anticipated to identify all frequent trading.

OTHER INFORMATION ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------
   How the Fund's Share Price is Determined The price of a Fund's Class Z shares is based on their net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday). Shares are not priced on days on which the NYSE is closed for trading.

   When you request a transaction, it will be processed at the net asset value next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the Fund must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor, your financial advisor must receive your order by the close of trading on the NYSE to receive that day's price.

   The Fund determines its net asset value for its Class Z shares by dividing total net assets attributable to Class Z shares by the number of outstanding Class Z shares. In determining the net asset value, the Fund must determine the value of each security in its portfolio at the close of each trading day. Because the Fund may hold securities that are traded on foreign exchanges, the value of these securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect the Fund's net asset value on the day it is next determined. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations for a security are unavailable, or when the adviser believes that available market quotations are unreliable, the Fund may use other data to determine a fair value of the security.

---

                                 Your Account



   You can find the daily prices of some share classes for the Fund in most major daily newspapers under the heading of "Columbia." You can find daily prices for all share classes by visiting www.columbiafunds.com.

   Account Fees. If your account value falls below $1,000 (other than as a result of depreciation in share value), your account may be subject to an annual fee of $20. The Fund's transfer agent will send you written notification of any such action and provide details on how you can add money to your account to avoid this penalty.

   Share Certificates Share certificates are not available for Class Z shares.

   Dividends, Distributions, and Taxes The Fund has the potential to make the following distributions:

 Types of Distributions

   Dividends      Represents interest and dividends earned from securities
                  held by the Fund, net of expenses incurred by the Fund.
  ----------------------------------------------------------------------------
   Capital gains  Represents net long-term capital gains on sales of securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.

Distribution Options The Fund distributes dividends in June and December and any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option call 1-800-345-6611.

   If you do not indicate on your application or at the time your account is established your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.

       ------------------------------------------------------------------

         UNDERSTANDING FUND DISTRIBUTIONS
         The Fund may earn income from the securities it holds. The
         Fund also may realize capital gains or losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.
       ------------------------------------------------------------------

 Distribution Options

    Reinvest all distributions in additional shares of the Fund
  ---------------------------------------------------------------------------
    Reinvest all distributions in shares of another fund
  ---------------------------------------------------------------------------
    Receive dividends in cash (see options below) and reinvest capital gains
  ---------------------------------------------------------------------------
    Receive all distributions in cash (with one of the following options):
  .  send the check to your address of record
  .  send the check to a third party address
  .  transfer the money to your bank via electronic funds transfer

   Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution, and all subsequent distributions, will be reinvested in additional shares of the Fund.

   Tax Consequences Unless you are an entity exempt from income taxes or invest under a retirement account, regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on where you live, distributions also may be subject to state and local income taxes.

                                                                             ---

                                 Your Account



   In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income, unless such dividends are "qualified dividend income" (as defined in the Internal Revenue Code) for a reduced rate of tax. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. You investment in the Fund may have additional personal tax implications. Please consult you tax advisor about foreign, federal, state, local or other applicable tax laws.

   In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling or exchanging shares of the Fund. Such transactions also may be subject to federal, state and local income taxes.

   Foreign Income Taxes The Fund may receive investment income from sources within foreign countries, and that income may be subject to foreign income taxes at the source. If the Fund pays non-refundable taxes to foreign governments during the year, the taxes will reduce the Fund's dividends but will still be included in your taxable income.

Board of Trustees
-------------------------------------------------------------------------------

   The Fund is governed by its board of trustees. More than 75% of the trustees are independent and have no affiliation with the Fund's investment adviser or the distributor. The board of trustees selects the Fund's investment adviser (subject to shareholder approval) and other service providers and oversees their performance. For more detailed information on the board of trustees, please refer to the Statement of Additional Information.

---

Managing the Fund
-------------------------------------------------------------------------------


INVESTMENT ADVISER
--------------------------------------------------------------------------------
   Columbia Wanger Asset Management, L.P. (Columbia WAM)), located at 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606, is the Fund's investment adviser. Columbia WAM and its predecessor have managed mutual funds, including the Fund, since 1992. In its duties as investment adviser, Columbia WAM runs the Fund's day-to-day business, including making investment decisions and placing all orders for the purchase and sale of the Fund's portfolio securities.

   Columbia WAM was previously named Liberty Wanger Asset Management, L.P., and its predecessor was named Wanger Asset Management, L.P. ("WAM"). Columbia WAM is a wholly owned subsidiary of Columbia Management Group, Inc., which in turn is a wholly owned subsidiary of Bank of America Corporation.

   Columbia WAM's advisory fee for managing the Fund in 2003 was 0.67% of the Fund's average daily net assets. Columbia WAM also receives an administrative fee from the Fund at the annual rate of 0.05% of the Fund's average daily net assets.

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
   Columbia WAM uses a team to manage the Fund. Team members share responsibility for providing ideas, information, and knowledge in managing the Fund, and each team member has one or more particular areas of expertise. The portfolio managers are responsible for the daily investment decisions, and utilize the management team's input and advice when making buy and sell determinations.

Charles P. McQuaid
   Lead-portfolio manager
   Charles McQuaid is president and a member of Columbia Acorn Trust's Board of Trustees. He has been president of Columbia WAM since October 13, 2003, chief investment officer of Columbia WAM since September 30, 2003, was director of research at Columbia WAM and its predecessor from July 1992 through December 2003, and was a principal of WAM from July 1992 to September 29, 2000. Mr. McQuaid has been a member of Columbia Acorn Fund's management team since 1978, co-managed Columbia Acorn Fund from 1995 through September 30, 2003 and has been the Fund's lead portfolio manager since September 30, 2003. Mr. McQuaid is also president of Wanger Advisors Trust.

Robert A. Mohn
   Co-portfolio manager
Robert Mohn is a vice president of Columbia Acorn Trust. He has been a member of the domestic analytical team at Columbia WAM and its predecessor since August 1992, and was a principal of WAM from 1995 to September 29, 2000. He has managed Columbia Acorn USA since its inception in 1996, co-managed Columbia Acorn Fund since May 2003, and also manages Wanger U.S. Smaller Companies, a mutual fund underlying variable insurance products, and the U.S. portfolio of an investment company whose shares are offered only to non-U.S. investors. Mr. Mohn is a vice president of Wanger Advisors Trust and the director of domestic research for Columbia WAM.


                                                                            ---

                    Other Investment Strategies and Risks
                    ---------------------------------------

The Fund's principal investment strategies and their associated risks are described under "The Fund -- Principal Investment Strategies" and "The Fund -- Principal Investment Risks." This section describes other investments the Fund may make and the risks associated with them. In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques, which are not the principal focus of the Fund and therefore are not described in this prospectus. These types of securities and investment practices and their associated risks are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). The adviser may elect not to buy any of these securities or use any of these techniques. The Fund may not always achieve its investment goal. Except as otherwise noted, approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or any of its investment strategies.

THE INFORMATION EDGE
--------------------------------------------------------------------------------
The Fund generally invests in entrepreneurially managed smaller and mid-sized companies that it believes are not as well known by financial analysts and whose domination of a niche creates the opportunity for superior earnings-growth potential. Columbia WAM may identify what it believes are important economic, social or technological trends (for example, the growth of out-sourcing as a business strategy, or the productivity gains from the increasing use of technology) and try to identify companies it thinks will benefit from those trends.

   In making investments for the Fund, Columbia WAM relies primarily on independent, internally generated research to uncover companies that may be less well known than the more popular names. To find these companies, Columbia WAM compares growth potential, financial strength and fundamental value among companies.

Growth Potential                         Financial Strength                     Fundamental Value
----------------------------------------------------------------------------------------------------------------------
.. superior technology                    . low debt                             . reasonable stock price relative to
.. innovative marketing                   . adequate working capital              growth potential and financial
.. managerial skill                       . conservative accounting practices     strength
.. market niche                           . adequate profit margin               . valuable assets
.. good earnings prospects
.. strong demand for product

The realization of this growth potential A strong balance sheet gives           Once Columbia WAM uncovers an
would likely produce superior            management greater flexibility to      attractive company, it identifies a
performance that is sustainable over     pursue strategic objectives and is     price that it believes would also make
time.                                    essential to maintaining a competitive the stock a good value.
                                         advantage.
----------------------------------------------------------------------------------------------------------------------

---

                     Other Investment Strategies and Risks



LONG-TERM INVESTING
--------------------------------------------------------------------------------
   Columbia WAM's analysts continually screen companies and make contact with more than 1,000 companies around the globe each year. To accomplish this, Columbia WAM analysts talk to top management, vendors, suppliers and competitors, whenever possible.

In managing the Fund, Columbia WAM tries to maintain lower taxes and transaction costs by investing with a long-term time horizon (at least two to five years). However, securities purchased on a long-term basis may be sold within 12 months after purchase due to changes in the circumstances of a particular company or industry, or changes in general market or economic conditions.

DERIVATIVE STRATEGIES
--------------------------------------------------------------------------------
   The Fund may enter into a number of derivative strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use these strategies to adjust the Fund's sensitivity to changes in interest rates or for other hedging purposes (i.e., attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is a risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund.

TEMPORARY DEFENSIVE STRATEGIES
--------------------------------------------------------------------------------
   At times, Columbia WAM may determine that adverse market conditions make it desirable to temporarily suspend the Fund's normal investment activities.
During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.



                                                                            ---

Financial Highlights
-------------------------------------------------------------------------------


   The financial highlights table is intended to help you understand the Fund's Class Z financial performance. Information is shown for the Fund's last five fiscal years, which run from January 1 to December 31, unless otherwise indicated. Certain information reflects financial results for a single Class Z share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements, which have been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the Fund's annual report. You can request a free annual report by calling 1-800-426-3750.

 Columbia Acorn Fund

                                                         Year ended December 31,
                                                  2003    2002    2001    2000    1999
                                                 Class Z Class Z Class Z Class Z Class Z
                                                 ------- ------- ------- ------- -------
 Net asset value --
 Beginning of period ($)                          15.50   17.88   17.21   18.53   16.85
----------------------------------------------------------------------------------------
 Income from Investment Operations ($):
   Net investment income/(a)/                      0.03    0.02    0.05    0.10    0.09
   Net realized and unrealized gain (loss)         7.05   (2.40)   1.01    1.55    5.22
----------------------------------------------------------------------------------------
   Total from Investment Operations                7.08   (2.38)   1.06    1.65    5.31
----------------------------------------------------------------------------------------
 Less Distributions Declared
 to Shareholders ($):
   From net investment income                        --      --   (0.04)  (0.11)  (0.09)
   From net realized gains                        (0.02)     --   (0.35)  (2.86)  (3.54)
----------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders    (0.02)     --   (0.39)  (2.97)  (3.63)
----------------------------------------------------------------------------------------
 Net asset value --
 End of period ($)                                22.56   15.50   17.88   17.21   18.53
----------------------------------------------------------------------------------------
  Total return (%)/(b)/                           45.68  (13.31)   6.14   10.06   33.38
----------------------------------------------------------------------------------------
 Ratios to Average Net Assets (%):
   Expenses/(c)/                                   0.80    0.82    0.82    0.83    0.85
   Net investment income/(c)/                      0.17    0.15    0.28    0.55    0.49
  Portfolio turnover rate (%)                        10      13      20      29      34
  Net assets at end of period (in millions) ($)   7,065   4,022   4,220   3,983   3,921

(a)Per share data was calculated using average shares outstanding during the period.
(b)Total return at net asset value assuming all distributions reinvested.
(c)The benefits derived from custody fees paid indirectly had no impact.

---

Notes
-------------------------------------------------------------------------------

================================================================================

                                                                            ---

                                     Notes


================================================================================

---

                                     Notes


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                                                                             ---

FOR MORE INFORMATION
--------------------------------------------------------------------------------
   Additional information about the Fund's investments is available in the Fund's semiannual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.

   You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

   You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:

   Columbia Funds Distributor, Inc.
   One Financial Center
   Boston, MA 02111-2621
   1-800-426-3750
   www.columbiafunds.com

   Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission internet site at www.sec.gov.

   You can review and copy information about the Fund by visiting the following location, and you can obtain copies upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

   Public Reference Room
   Securities and Exchange Commission
   Washington, DC 20549-0102

   Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

Investment Company Act file number:

Columbia Acorn Trust (formerly named Liberty Acorn Trust): 811-01829

..  Columbia Acorn Fund (formerly named Liberty Acorn Fund)

--------------------------------------------------------------------------------

[LOGO] ColumbiaFunds

       A Member of Columbia Management Group

       (C)2004 Columbia Funds Distributor, Inc.
       One Financial Center, Boston, MA 02111-2621
       800.426.3750 www.columbiafunds.com
                                                               792-01/779R-0404

Columbia Acorn Fund                     Prospectus, May 1, 2004
-------------------------------------------------------------------------------

Class A, B and C Shares

   Advised by Columbia Wanger Asset Management, L.P.

--------------------------------------------------------------------------------
TABLE OF CONTENTS

THE FUND                                  2
--------------------------------------------
Investment Goal.........................  2
Principal Investment Strategies.........  2
Principal Investment Risks..............  2
Performance History.....................  4
Your Expenses...........................  5

YOUR ACCOUNT                              7
--------------------------------------------
How to Buy Shares.......................  7
Sales Charges...........................  8
Payments to Your Financial Advisor...... 12
How to Exchange Shares.................. 12
How to Sell Shares...................... 12
Fund Policy on Trading of Fund Shares... 13
Distribution and Service Fees........... 14
Other Information About Your Account.... 14

BOARD OF TRUSTEES                        16
--------------------------------------------

MANAGING THE FUND                        17
--------------------------------------------
Investment Adviser...................... 17
Portfolio Managers...................... 17

OTHER INVESTMENT STRATEGIES AND RISKS    18
--------------------------------------------
The Information Edge.................... 18
Long-Term Investing..................... 18
Derivative Strategies................... 19
Temporary Defensive Strategies.......... 19

FINANCIAL HIGHLIGHTS                     20
--------------------------------------------

   Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

[LOGO] Not FDIC   May Lose Value
       Insured  No Bank Guarantee

The Fund
-------------------------------------------------------------------------------

INVESTMENT GOAL
--------------------------------------------------------------------------------
   Columbia Acorn Fund seeks to provide long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
   Columbia Acorn Fund invests primarily in the stocks of small- and medium-sized companies. The Fund generally invests in the stocks of companies with market capitalizations of less than $5 billion at the time of purchase. As long as a stock continues to meet the Fund's other investment criteria, the Fund may choose to hold the stock even if it grows beyond an arbitrary capitalization limit.

   The Fund believes that these smaller companies, which are not as well known by financial analysts, may offer higher return potential than the stocks of larger companies.

   Columbia Acorn Fund typically looks for companies with:

     .   A strong business franchise that offers growth potential.

     .   Products and services that give a company a competitive advantage.

     . A stock price the Fund's investment adviser believes is reasonable relative to the assets and earning power of the company.

   Columbia Acorn Fund invests the majority of its assets in U.S. companies, but also may invest up to 33% of its assets in companies outside the U.S. in developed markets (for example, Japan, Canada and United Kingdom) and emerging markets (for example, Mexico, Brazil and Korea).

   Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
   The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

   Management risk means that the adviser's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

   Since the Fund purchases equity securities, it is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

---

                                   The Fund



   Sector risk is inherent in the Fund's investment strategy. Companies that are in different but closely related industries are sometimes described as being in the same broad economic sector. The values of stocks of different companies in a market sector may be similarly affected by particular economic or market events. Although the Fund does not intend to focus on any particular sector, at times the Fund may have a significant portion of its assets invested in a particular sector.

   Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

   Investment in emerging markets is subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. Their securities markets may be underdeveloped. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

   Smaller companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, small-cap companies may not be widely followed by the investment community, which can lower the demand for their stock.

The securities issued by mid-cap companies may have more risk than those of larger companies. These securities may be more susceptible to market downturns, and their prices could be more volatile.

   An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                                                             ---

                                   The Fund


PERFORMANCE HISTORY
--------------------------------------------------------------------------------
   The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class A shares, excluding sales charges. The performance table following the bar chart shows how the Fund's average annual total returns for Class A, B and C shares, including sales charges, compare with those of broad measures of market performance for 1 year and for the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. All returns include the reinvestment of dividends and distributions. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.

       ------------------------------------------------------------------

         UNDERSTANDING PERFORMANCE
         Calendar Year Total Returns show the Fund's Class A share performance for each completed calendar year since the Fund commenced operations. They include the effects of Fund expenses, but not the effects of sales charges. If sales charges were included, these returns would be lower.

         Average Annual Total Returns are a measure of the Fund's average performance over the past one-year and for the life of the Fund. The table shows returns of each share class and includes the effects of both Fund expenses and current sales charges. Class B share returns do not reflect Class A share returns after conversion of Class B shares to Class A shares (see section "Your Account--Sales Charges").

         The Fund's returns are compared to the Standard & Poor's 500 Index (S&P 500 Index), the Russell 2500 Index (Russell 2500)
         and the Russell 2000(R) Index (Russell 2000(R)). The S&P 500 Index is a broad market-weighted average of large U.S.
         blue-chip companies. The Russell 2500 is a market-weighted index of 2500 small companies formed by taking the largest
         3000 companies and eliminating the largest 500 of those companies. The Russell 2000(R) is a market-weighted index of 2000 small companies formed by taking the largest 3000 companies and eliminating the largest 1000 of those
         companies. All third party trademarks are the property of
         their owners. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes, and are not
         professionally managed.
       ------------------------------------------------------------------

 Calendar Year Total Returns (Class A)/(1)/

                                    [CHART]

 1994    1995   1996    1997   1998    1999    2000   2001    2002     2003
------  ------  -----  ------  -----  ------  ------  -----  ------   ------
-7.45%  20.80%  22.55% 24.98%  6.02%  33.38%  10.06%  6.14%  -13.31%  45.68%

                     For the periods shown in bar chart:
                     Best quarter: 2nd quarter 2003, +19.85%
                     Worst quarter: 3rd quarter 2001, -18.69%

---

                                   The Fund



   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor's own tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

 Average Annual Total Returns -- for periods ended December 31, 2003/(1)/

                                                               Inception        Life of
                                                                 Date    1 Year the Fund
Class A(%)                                                     10/16/00
  Return Before Taxes                                                    36.53    9.37
  Return After Taxes on Distributions                                    36.51    8.45
  Return After Taxes on Distributions and Sale of Fund Shares            23.77    7.65
----------------------------------------------------------------------------------------
Class B(%)                                                     10/16/00
  Return Before Taxes                                                    38.89    9.95
  Return After Taxes on Distributions                                    38.87    9.00
  Return After Taxes on Distributions and Sale of Fund Shares            25.31    8.15
----------------------------------------------------------------------------------------
Class C(%)                                                     10/16/00
  Return Before Taxes                                                    42.99   10.70
  Return After Taxes on Distributions                                    42.97    9.76
  Return After Taxes on Distributions and Sale of Fund Shares            27.97    8.82
----------------------------------------------------------------------------------------
S&P 500 Index/(2)/ (%)                                              N/A  28.69   (4.90)
----------------------------------------------------------------------------------------
Russell 2500/(2)/ (%)                                               N/A  45.51    7.21
----------------------------------------------------------------------------------------
Russell 2000(R)/(2)/ (%)                                            N/A  47.25    6.16

(1)Performance may reflect any voluntary waiver or reimbursement of Fund expenses by the adviser or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.
(2)Performance information is from October 16, 2000.

YOUR EXPENSES
--------------------------------------------------------------------------------
   Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

       ------------------------------------------------------------------

         UNDERSTANDING EXPENSES
         Sales Charges are paid directly by shareholders to Columbia Funds Distributor, Inc., the Fund's distributor.

         Annual Fund Operating Expenses are paid by the Fund. They include management and administration fees, 12b-1 fees and other administrative costs including transfer agency and custody services.

         Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. It uses the following hypothetical conditions:
         .  $10,000 initial investment
         .  5% total return for each year
         .  Fund operating expenses remain the same
         .  Reinvestment of all dividends and distributions
         .  Class B shares convert to Class A shares after eight years
       ------------------------------------------------------------------

                                                                             ---

                                   The Fund



 Shareholder Fees/(1) /(paid directly from your investment)

                                                                       Class A    Class B    Class C
Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)                                5.75       None       None
------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) on redemptions (%)
(as a percentage of the lesser of purchase price or redemption price)  1.00/(2)/  5.00       1.00
------------------------------------------------------------------------------------------------------
Redemption fee (%)
(as a percentage of amount redeemed, if applicable)                    None/(3)/  None/(3)/  None/(3)/

(1)A $20 annual fee may be deducted from accounts of less than $1,000 and paid to the transfer agent.
(2)This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 18 months of purchase.
(3)There is a $7.50 charge for wiring sale proceeds to your bank.

 Annual Fund Operating Expenses (deducted directly from fund assets)

                                                 Class A Class B Class C
       Management fees/(1)/ (%)                   0.67    0.67    0.67
       -----------------------------------------------------------------
       Distribution and service (12b-1) fees (%)  0.35    1.00    1.00
       -----------------------------------------------------------------
       Other expenses/(2)/ (%)//                  0.26    0.41    0.33
       -----------------------------------------------------------------
       Total annual fund operating expenses (%)   1.28    2.08    2.00

(1)In addition to the management fee, the Fund pays the adviser an administrative fee of 0.05%, which is included in "Other expenses."
(2)"Other expenses" have been restated to reflect current transfer agency fees. The Fund's adviser and/or affiliates have contractually agreed to waive a portion of "Other expenses" through April 30, 2005. If this arrangement had not been in place, total annual fund operating expenses for Classes A, B and C would have been 1.31%, 2.11% and 2.03%, respectively.

 Example Expenses for a $10,000 investment (your actual costs may be higher or lower)

        Class                            1 Year 3 Years 5 Years 10 Years
       Class A:                           $698   $964   $1,249   $2,061
       -----------------------------------------------------------------
       Class B: did not sell your shares  $211   $658   $1,131   $2,235
                sold all your shares at
                the end of the period     $711   $958   $1,331   $2,235
       -----------------------------------------------------------------
       Class C: did not sell your shares  $203   $634   $1,090   $2,356
                sold all your shares
                at the end of the period  $303   $634   $1,090   $2,356

---

Your Account
-------------------------------------------------------------------------------


HOW TO BUY SHARES
--------------------------------------------------------------------------------
   Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated public offering price. "Good form" means that you placed your order with your financial advisor or your payment has been received and your application is complete, including all necessary signatures. The USA Patriot
Act may require us to obtain certain personal information from you which we will use to verify your identity. If you do not provide this information, we reserve the right to close your account or take such other steps as we deem reasonable.

    ------------------------------------------------------------------------

      INVESTMENT MINIMUMS
      Initial Investment.......................................... $50,000
      Subsequent Investments......................................     $50
      The Fund reserves the right to change these investment minimums.
      For accounts opened prior to December 15, 2003, no minimum investment applies to accounts participating in the automatic investment plan. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders. Finally, pursuant to the Trust's Agreement and Declaration of
      Trust, the Fund reserves the right to redeem your shares if your account falls below the minimum investment requirements.
    ------------------------------------------------------------------------

                                                                             ---

                                 Your Account



 Outlined below are the various options for buying shares:

Method             Instructions
Through your       Your financial advisor can help you establish your account
financial advisor   and buy Fund shares on your behalf. To receive the current trading day's price, your financial advisor must receive
                    your request prior to the close of regular trading on the
                    New York Stock Exchange (NYSE), usually 4:00 p.m. Eastern
                    time. Your financial advisor may charge you fees for
                    executing the purchase for you.
-------------------------------------------------------------------------------
By check           For new accounts, send a completed application and check
(new account)      made payable to the Fund and mailed to, Columbia Funds
                   Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.
-------------------------------------------------------------------------------
By check           For existing accounts, fill out and return the additional
(existing account) investment stub included in your account statement, or send a letter of instruction including your Fund name and
                   account number with a check made payable to the Fund to
                   Columbia Funds Services, Inc., P.O. Box 8081, Boston, MA
                   02266-8081.
-------------------------------------------------------------------------------
By exchange        You or your financial advisor may acquire shares of the
                   Fund for your account by exchanging shares you own in a
                   different fund distributed by Columbia Funds Distributor,
                   Inc. for shares of the same class of the Fund at no
                   additional cost. There may be an additional charge if
                   exchanging from a money market fund. To exchange by
                   telephone, call 1-800-422-3737. Please see "How to Exchange
                   Shares" for more information.
-------------------------------------------------------------------------------
By wire            You may purchase shares of the Fund by wiring money from
                   your bank account to your Fund account. To wire funds to
                   your Fund account, call 1-800-422-3737 for wiring
                   instructions.
-------------------------------------------------------------------------------
By electronic      You may purchase shares of the Fund by electronically
funds transfer      transferring money from your bank account to your Fund
(existing account)  account by calling 1-800-422-3737. An electronic funds transfer may take up to two business days to settle and be considered in "good form." You must set up this feature
                    prior to your telephone request. Be sure to complete the
                    appropriate section of the application.
-------------------------------------------------------------------------------
Automatic          You may make monthly or quarterly investments automatically
investment plan     from your bank account to your Fund account. You may
                    select a pre-authorized amount to be sent via electronic
                    funds transfer. Be sure to complete the appropriate
                    section of the application for this feature.
-------------------------------------------------------------------------------
Automated dollar   You may purchase shares of the Fund for your account by
cost averaging     exchanging $100 or more each month from another fund for
                   shares of the same class of the Fund at no additional cost.
                   You must have a current balance of at least $5,000 in the
                   fund the money is coming from. Exchanges will continue so
                   long as your fund balance is sufficient to complete the
                   transfers. You may terminate your program or change the
                   amount of the exchange (subject to the $100 minimum) by
                   calling 1-800-345-6611. Be sure to complete the appropriate section of the account application for this feature.
-------------------------------------------------------------------------------
By dividend        You may automatically invest dividends distributed by
diversification    another fund into the same class of shares of the Fund at
                   no additional sales charge. To invest your dividends in the
                   Fund, call 1-800-345-6611.

SALES CHARGES
--------------------------------------------------------------------------------
   You may be subject to an initial sales charge when you purchase, or a contingent deferred sales charge (CDSC) when you sell, shares of the Fund.
These sales charges are described below. In certain circumstances, the sales charge may be waived, as described below and in the Statement of Additional Information.

       ------------------------------------------------------------------

         CHOOSING A SHARE CLASS
         The Fund offers three classes of shares in this prospectus -- Class A, B and C. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you expect to invest. If your financial advisor does not participate in the Class B discount program, purchases of $250,000 or more but less than $1 million can be made only in Class A or Class C shares. Purchases of $1 million or more can be made only in Class A shares. Based on your personal situation, your financial advisor can help you decide which class of shares makes the most sense for you.

         The Fund also offers an additional class of shares, Class Z shares, exclusively to certain institutional and other investors. Class Z shares are made available through a separate prospectus provided to eligible institutional and other investors.

       ------------------------------------------------------------------

---

                                 Your Account



Class A shares Your purchases of Class A shares are made at the public offering price for these shares. This price includes a sales charge that is based on the amount of your initial investment when you open your account. The sales charge you pay on an additional investment is based on the total amount of your purchase and the current value of your account. Shares you purchase with reinvested dividends or other distributions are not subject to a sales charge. A portion of the sales charge is paid as a commission to your financial advisor on the sale of Class A shares. The amount of the sales charge differs depending on the amount you invest as shown in the table below.

 Class A Sales Charges

                                                             % of offering
                                       Sales Charge as % of: price retained
                                                    net            by
                                       offering    amount    your financial
        Amount of purchase*             price     invested      advisor
        Less than $50,000**              5.75       6.10          5.00
        -------------------------------------------------------------------
        $50,000 to less than $100,000    4.50       4.71          3.75
        -------------------------------------------------------------------
        $100,000 to less than $250,000   3.50       3.63          2.75
        -------------------------------------------------------------------
        $250,000 to less than $500,000   2.50       2.56          2.00
        -------------------------------------------------------------------
        $500,000 or more                 2.00       2.04          1.75

* Mutual fund wrap programs and group retirement plans that invest $50,000 or more in Class A shares of the Fund will not be subject to a sales charge. Discretionary wrap programs that invest directly with the Fund, trade on an omnibus basis and were invested in the Fund prior to December 15, 2003 became subject to the $50,000 investment minimum effective February 2, 2004.
** Only applicable to accounts opened prior to December 15, 2003.

   In addition to the initial sales charge paid to your financial advisor and distributor, a 0.25% annual commission is paid to your financial advisor over the life of your investment out of your Fund assets as a 12b-1 fee.

   The Fund's distributor may also pay additional compensation to financial advisors as a promotional incentive.

   For Class A share purchases by participants in certain group retirement plans offered through a fee-based program, financial advisors receive a 1.00% commission from the distributor on all purchases of less than $3 million. For purchases of $3 million to less than $5 million, $5 million to less than $25 million and for $25 million or more, the financial advisors receive from the distributor a commission of 0.80%, 0.50% and 0.25%, respectively.

       ------------------------------------------------------------------

         UNDERSTANDING CONTINGENT DEFERRED SALES CHARGES
         Certain investments in Class A, B and C shares are subject to a CDSC, a sales charge applied at the time you sell your
         shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the
         time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares you purchase with reinvested dividends or other distributions are not subject to a CDSC. When you place an order to sell shares, your Fund will automatically sell first those shares not subject to a CDSC and then those you have held the
         longest.
       ------------------------------------------------------------------

   Reduced Sales Charges for Larger Investments You may pay a lower sales charge when purchasing Class A shares through Rights of Accumulation. If the combined value of the Fund accounts in all classes maintained by you, your spouse or your minor children, together with the value of your current purchase, reaches a sales charge

                                                                             ---

                                 Your Account


discount level (according to the chart on the previous page), your current purchase will receive the lower sales charge; provided that you have notified your financial advisor in writing of the identity of such other accounts and your relationship to the other account holders. You may also pay a lower sales charge when purchasing Class A shares by signing a Statement of Intent within 90 days of your purchase. See the Class A sales charge table above. By doing so, you would be able to pay the lower sales charge on all purchases applicable to purchases of a stated minimum amount by agreeing to invest a total of at least that amount within 13 months. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date. In addition, certain investors may purchase shares at a reduced sales charge or net asset value, which is the value of a Fund share excluding any sales charges. See the Statement of Additional Information for a description of these situations. Please see the back page of this prospectus for information on how to obtain a copy of the Statement of Additional Information. Upon request, a Statement of Intent may be applied retroactively to reflect purchases within 90 days.

   Class B shares Your purchases of Class B shares are at Class B's net asset value. Class B shares have no front-end sales charge, but they do carry a CDSC that is imposed only on shares sold prior to the elimination of the CDSC as shown in the applicable chart below. The CDSC generally declines each year and eventually disappears over time. The distributor pays your financial advisor an up-front commission on sales of Class B shares as described in the charts below. In addition, Class B shares bear ongoing service and distribution fees that are higher than those borne by Class A shares.

Purchases of less than $250,000:

 Class B Sales Charges

                                               % deducted when
                 Holding period after purchase shares are sold
                     Through first year.......      5.00
                 ---------------------------------------------
                     Through second year......      4.00
                 ---------------------------------------------
                     Through third year.......      3.00
                 ---------------------------------------------
                     Through fourth year......      3.00
                 ---------------------------------------------
                     Through fifth year.......      2.00
                 ---------------------------------------------
                     Through sixth year.......      1.00
                 ---------------------------------------------
                     Longer than six years....      0.00

   Up-front commission to financial advisors is 5.00% and is paid by the distributor. From the 12b-1 annual fee of 1.00% paid out of your Fund assets, the distributor retains 0.75%, and your financial advisor is paid the remaining 0.25% as an ongoing commission.

   The conversion of Class B shares to Class A shares occurs automatically eight years after purchase.

   You can pay a lower CDSC and reduce the holding period when making purchases of Class B shares through a financial advisor that participates in the Class B share discount program for larger purchases as described in the charts below. Some financial advisors are not able to participate because their record keeping or transaction processing systems are not designed to accommodate these reductions. For non-participating financial advisors, purchases of Class B shares must be less than $250,000. Consult your financial advisor to see whether it participates in the discount program for larger purchases. For participating financial advisors, Rights of Accumulation apply, so that if the combined value of Fund accounts in all classes maintained by you, your spouse or your minor children, together with the value of your current purchase, is at or above a discount level,

---

                                 Your Account


your current purchase will receive the lower CDSC and the applicable reduced holding period; provided that you have notified your financial advisor in writing of the identity of such other accounts and your relationship to the other account holders.

Purchases of $250,000 to less than $500,000:

 Class B Sales Charges

                                               % deducted when
                 Holding period after purchase shares are sold
                    Through first year........      3.00
                 ---------------------------------------------
                    Through second year.......      2.00
                 ---------------------------------------------
                    Through third year........      1.00
                 ---------------------------------------------
                    Longer than three years...      0.00

   Up-front commission to financial advisors is 2.50% and is paid by the distributor. From the 12b-1 annual fee of 1.00% paid out of your Fund assets, the distributor retains 0.75%, and your financial advisor is paid the remaining 0.25% as an ongoing commission.

   The conversion of Class B shares to Class A shares occurs automatically four years after purchase.

Purchases of $500,000 to less than $1 million:

 Class B Sales Charges

                                               % deducted when
                 Holding period after purchase shares are sold
                      Through first year......      3.00
                 ---------------------------------------------
                      Through second year.....      2.00
                 ---------------------------------------------
                      Through third year......      1.00

   Up-front commission to financial advisors is 1.75% and is paid by the distributor. From the 12b-1 annual fee of 1.00% paid out of your Fund assets, the distributor retains 0.75%, and your financial advisor is paid the remaining 0.25% as an ongoing commission.

   The conversion of Class B shares to Class A shares occurs automatically three years after purchase.

   If you exchange into a fund participating in the Class B share discount program or transfer your fund account from a financial advisor that does not participate in the program to one that does, the exchanged or transferred shares will retain the pre-existing CDSC but any additional purchases of Class B shares which, together with the exchanged or transferred account, exceed the applicable discount level will be subject to the lower CDSC and the reduced holding period for amounts in excess of the discount level. Your financial advisor will receive the lower commission for purchases in excess of the applicable discount level. If you exchange from a participating fund or transfer your account from a financial advisor that does participate in the program into a non-participating fund or to a financial advisor that does not participate in the program, the exchanged or transferred shares will retain the pre-existing CDSC schedule and holding period but all additional purchases of Class B shares will be subject to the higher CDSC and longer holding period of the non-participating fund or financial advisor.

   Class C shares Your purchases of Class C shares are at Class C's net asset value. Although Class C shares have no front-end sales charge, they carry a CDSC of 1.00% that is applied to shares sold within the first year after they are purchased. After holding shares for one year, you may sell them at any time without paying a CDSC. The

                                                                             ---

                                 Your Account



distributor pays your financial advisor an up-front commission of 1.00% on sales of Class C shares. In addition, Class C shares bear ongoing service and distribution fees that are higher than those borne by Class A shares.

 Class C Sales Charges

                                               % deducted when
                 Holding period after purchase shares are sold
                     Through one year.........      1.00
                 ---------------------------------------------
                     Longer than one year.....      0.00

   A 1.00% annual commission is paid to your financial advisor and the distributor over the life of your investment out of your Fund assets.

PAYMENTS TO YOUR FINANCIAL ADVISOR
--------------------------------------------------------------------------------
   Normally your financial advisor receives certain initial and ongoing payments based on your purchase and continued holding of shares of the Fund as described above under "Sales Charges." For specific details on those payments or any other payments that may be received, you should contact your financial advisor.

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------
You may exchange your shares for shares of the same share class (and in some cases, certain other classes) of another fund distributed by Columbia Funds Distributor, Inc. at net asset value. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares may be subject to a CDSC, depending upon when you originally purchased the shares you are exchanging. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC will be the CDSC of the original fund. Shareholders of Columbia Acorn Funds that qualify to purchase Class A shares at net asset value may exchange their Class
A shares for Class Z shares of another fund distributed by Columbia Funds Distributor, Inc. (see the Statement of Additional Information for a description of these situations). Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the adviser in its discretion determines that your exchange activity may adversely impact its ability to manage the Fund. See "Fund Policy on Trading of Fund Shares" for the Fund's policy. To exchange by telephone, call 1-800-422-3737. Please have your account and taxpayer identification numbers available when calling.

HOW TO SELL SHARES
--------------------------------------------------------------------------------
Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of the Fund on any regular business day that the NYSE is open.

When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and Medallion Signature Guarantees, (ii) you have included any certificates for shares to be sold, and (iii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.

The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities rather than cash, under certain circumstances. For more information, see "Fund Policy on

---

                                 Your Account


Trading of Fund Shares" below as well as the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

 Outlined below are the various options for selling shares:

 Method            Instructions
 Through your      You may call your financial advisor to place your sell
 financial advisor  order. To receive the current trading day's price, your financial advisor must receive your request prior to the
                    close of regular trading on the NYSE, usually 4:00 p.m.
                    Eastern time. Your financial advisor may charge you fees
                    for executing a redemption for you.
 ------------------------------------------------------------------------------
 By exchange       You or your financial advisor may sell shares of the Fund
                   by exchanging from the Fund into the same share class (and in some cases, certain other classes) of another fund
                   distributed by Columbia Funds Distributor, Inc. at no
                   additional cost. To exchange by telephone, call
                   1-800-422-3737.
 ------------------------------------------------------------------------------
 By telephone      You or your financial advisor may sell shares of the Fund
                   by telephone and request that a check be sent to your
                   address of record by calling 1-800-422-3737, unless you
                   have notified the Fund of an address change within the
                   previous 30 days. The dollar limit for telephone sales is
                   $100,000 in a 30-day period. You do not need to set up this feature in advance of your call. Certain restrictions apply to retirement accounts. For details, call 1-800-797-7526.
 ------------------------------------------------------------------------------
 By mail           You may send a signed letter of instruction to the address below. In your letter of instruction, note your Fund's
                   name, share class, account number, and the dollar value or number of shares you wish to sell. All account owners must sign the letter. Signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another eligible guarantor that participates in the Medallion
                   Signature Guarantee Program for amounts over $100,000 or
                   for alternate payee or mailing instructions. Additional
                   documentation is required for sales by corporations,
                   agents, fiduciaries, surviving joint owners and individual retirement account owners. For details, call 1-800-345-6611.
                   Mail your letter of instruction to Columbia Funds Services,
                   Inc., P.O. Box 8081, Boston, MA 02266-8081.
 ------------------------------------------------------------------------------
 By wire           You may sell shares of the Fund and request that the
                   proceeds be wired to your bank. You must set up this
                   feature prior to your telephone request. Be sure to
                   complete the appropriate section of the account application for this feature.
 ------------------------------------------------------------------------------
 By systematic     You may automatically sell a specified dollar amount or
 withdrawal plan    percentage of your account on a monthly, quarterly or
                    semiannual basis and have the proceeds sent to you if your account balance is at least $5,000. This feature is not
                    available if you hold your shares in certificate form. All dividend and capital gains distributions must be
                    reinvested. Be sure to complete the appropriate section of the account application for this feature.
 ------------------------------------------------------------------------------
 By electronic     You may sell shares of the Fund and request that the
 funds transfer     proceeds be electronically transferred to your bank.
                    Proceeds may take up to two business days to be received
                    by your bank. You must set up this feature prior to your
                    request. Be sure to complete the appropriate section of
                    the account application for this feature.

FUND POLICY ON TRADING OF FUND SHARES
--------------------------------------------------------------------------------
   Purchases and exchanges should be made for investment purposes only.
Frequent purchases, redemptions or exchanges of Fund shares may disrupt portfolio management and increase Fund expenses. The Fund has adopted certain policies and methods intended to identify and to discourage frequent trading in the Fund. However, as discussed below, the Fund cannot ensure that all such activity can be identified or terminated.

   Right to Reject or Restrict Orders and Close Accounts. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order, including transactions accepted by any shareholder's financial intermediary, when the Fund believes it is in the best interest of the other shareholders to do so. In the event that the Fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. The Fund may also fully redeem the shares and close the account of any shareholder whom it believes is engaged or intends to engage in frequent trading in that Fund or another Fund.

Limitations on the Ability to Identify or to Terminate Frequent Trading. There is no guarantee that the Fund or its agents will be able to detect frequent trading activity or the shareholders engaged in such activity, or, if it is detected, to prevent its recurrence. In particular, a substantial portion of purchase, redemption and exchange orders are

                                                                             ---

                                 Your Account


received from omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, retirement plans and variable insurance products. The Fund typically is not able to identify trading by a particular beneficial owner in an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in frequent trading. There are also operational and technological limitations on the Fund's agents' ability to identify or terminate frequent trading activity, and the techniques used by the Fund and its agents are not anticipated to identify all frequent trading.

DISTRIBUTION AND SERVICE FEES
--------------------------------------------------------------------------------
The Fund has adopted a plan under Rule 12b-1 under the Investment Company Act that permits it to pay its distributor ongoing marketing and other fees to support the sale and distribution of Class A, B and C shares and certain services provided to you by your financial advisor, and your financial advisor may receive all or a portion of those fees attributable to your shares (see "Payments to Your Financial Advisor"). The annual service fee, as a percentage of the value of the shares, may equal up to 0.25% for Class A, Class B and Class C shares. The annual distribution fee is normally 0.10% for Class A shares and 0.75% for Class B and Class C shares. Distribution and service fees are paid out of the assets of these classes. Over time, these fees reduce the return on your investment and cost you more than paying other types of sales charges. Class B shares automatically convert to Class A shares after a certain number of years, eliminating a portion of the distribution fee upon conversion. Conversion may occur three, four or eight years after purchase, depending on the program you purchased your shares under. See "Your Account -- Sales Charge" for the conversion schedules applicable to Class B shares.

OTHER INFORMATION ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------
   How the Fund's Share Price is Determined The price of each class of the Fund's shares is based on its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday). Shares are not priced on days on which the NYSE is closed for trading.

   When you request a transaction, it will be processed at the net asset value (plus any applicable sales charges) next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor, your financial advisor must receive your order by the close of trading on the NYSE to receive that day's price.

   The Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. In determining the net asset value, the Fund must determine the value of each security in its portfolio at the close of each trading day. Because the Fund holds securities that are traded on foreign exchanges, the value of these securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect the Fund's net asset value on the day it is next determined. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations for a security are unavailable, or when the adviser believes that available market quotations are unreliable, the Fund may use other data to determine a fair value of the security.

   You can find the daily prices of some share classes for the Fund in most major daily newspapers under the heading of "Columbia." You can find daily prices for all share classes by visiting www.columbiafunds.com.

---

                                 Your Account



   Account Fees If your account value falls below $1,000 (other than as a result of depreciation in share value), your account may be subject to an annual fee of $20. The Fund's transfer agent will send you written notification of any such action and provide details on how you can add money to your account to avoid this penalty.

   Share Certificates Share certificates are not available for any class of shares offered by the Fund. If you currently hold previously issued share certificates, you will not be able to sell your shares until you have endorsed your certificates and returned them to the transfer agent.

   Dividends, Distributions, and Taxes The Fund has the potential to make the following distributions:

 Types of Distributions

   Dividends      Represents interest and dividends earned from securities
                  held by the Fund, net of expenses incurred by the Fund.
  ----------------------------------------------------------------------------
   Capital gains  Represents net long-term capital gains on sales of securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.

   Distribution Options The Fund distributes dividends in June and December and any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option call 1-800-345-6611.

   If you do not indicate on your application or at the time your account is established your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.

       ------------------------------------------------------------------

         UNDERSTANDING FUND DISTRIBUTIONS
         The Fund may earn income from the securities it holds. The
         Fund also may realize capital gains or losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.
       ------------------------------------------------------------------

 Distribution Options

    Reinvest all distributions in additional shares of the Fund..............
  ---------------------------------------------------------------------------
    Reinvest all distributions in shares of another fund.....................
  ---------------------------------------------------------------------------
    Receive dividends in cash (see options below) and reinvest capital gains.
  ---------------------------------------------------------------------------
    Receive all distributions in cash (with one of the following options):... . send the check to your address of record
  .  send the check to a third party address
  .  transfer the money to your bank via electronic funds transfer

   Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution, and all subsequent distributions, will be reinvested in additional shares of the Fund.

   Tax Consequences Unless you are an entity exempt from income taxes or invest under a retirement account, regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on where you live, distributions also may be subject to state and local income taxes.

                                                                             ---

                                 Your Account



   In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income, unless such dividends are "qualified dividend income" (as defined in the Internal Revenue Code) eligible for a reduced rate of tax. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor about foreign, federal, state, local or other applicable tax laws.

   In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling or exchanging shares of the Fund. Such transactions also may be subject to federal, state and local income tax.

   Foreign Income Taxes The Fund may receive investment income from sources within foreign countries, and that income may be subject to foreign income taxes at the source. If the Fund pays non-refundable taxes to foreign governments during the year, the taxes will reduce the Fund's dividends but will still be included in your taxable income.

Board of Trustees
-------------------------------------------------------------------------------

   The Fund is governed by its board of trustees. More than 75% of the trustees are independent and have no affiliation with the Fund's investment adviser or the distributor. The board of trustees selects the Fund's investment adviser (subject to shareholder approval) and other service providers and oversees their performance.
For more detailed information on the board of trustees, please refer to the Statement of Additional Information.

---

Managing the Fund
-------------------------------------------------------------------------------


INVESTMENT ADVISER
--------------------------------------------------------------------------------
   Columbia Wanger Asset Management, L.P. (Columbia WAM), located at 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606, is the Fund's investment adviser. Columbia WAM and its predecessor have managed mutual funds, including the Fund, since 1992. In its duties as investment adviser, Columbia WAM runs the Fund's day-to-day business, including making investment decisions and placing all orders for the purchase and sale of the Fund's portfolio securities.

   Columbia WAM was previously named Liberty Wanger Asset Management, L.P., and its predecessor was named Wanger Asset Management, L.P. ("WAM"). Columbia WAM is a wholly owned subsidiary of Columbia Management Group, Inc., which is an indirect wholly owned subsidiary of Bank of America Corporation.

   Columbia WAM's advisory fee for managing the Fund in 2003 was 0.67% of the Fund's average daily net assets. Columbia WAM also receives an administrative services fee from the Fund at the annual rate of 0.05% of the Fund's average daily net assets.

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
   Columbia WAM uses a team to manage the Fund. Team members share responsibility for providing ideas, information, and knowledge in managing the Fund, and each team member has one or more particular areas of expertise. The portfolio managers are responsible for the daily investment decisions, and utilize the management team's input and advice when making buy and sell determinations.

Charles P. McQuaid
Lead portfolio manager
   Charles McQuaid is president and a member of Columbia Acorn Trust's Board of Trustees. He has been president of Columbia WAM since October 13, 2003, chief investment officer of Columbia WAM since September 30, 2003, was director of research at Columbia WAM and WAM from July 1992 through December 2003, and was a principal of WAM from July 1992 to September 29, 2000. Mr. McQuaid has been a member of Columbia Acorn Fund's management team since 1978, co-managed Columbia Acorn Fund from 1995 through September 29, 2003 and has been the Fund's lead portfolio manager since September 30, 2003. Mr. McQuaid has been the president of Wanger Advisors Trust since September 2003.

Robert A. Mohn
Co-portfolio manager
   Robert Mohn is a vice president of Columbia Acorn Trust. He has been a member of the domestic analytical team at Columbia WAM and WAM since August 1992, and was a principal of WAM from 1995 to September 29, 2000. He has managed Columbia Acorn USA since its inception in 1996, co-managed Columbia Acorn Fund since May 2003, and also manages Wanger U.S. Smaller Companies, a mutual fund underlying variable insurance products, and the U.S. portfolio of an investment company whose shares are offered only to non-U.S. investors. Mr. Mohn is a vice president of Wanger Advisors Trust and the director of domestic research for Columbia WAM.

                                                                            ---

Other Investment Strategies and Risks
---------------------------------------


   The Fund's principal investment strategies and their associated risks are described under "The Fund --Principal Investment Strategies" and "The Fund -- Principal Investment Risks." This section describes other investments the Fund may make and the risks associated with them. In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques, which are not the principal focus of the Fund and therefore are not described in this prospectus. These types of securities and investment practices and their associated risks are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). The adviser may elect not to buy any of these securities or use any of these techniques. The Fund may not always achieve its investment goal. Except as otherwise noted, approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or any of its investment strategies.

THE INFORMATION EDGE
--------------------------------------------------------------------------------
   The Fund generally invests in entrepreneurially managed smaller and mid-sized companies that it believes are not as well known by financial analysts and whose domination of a niche creates the opportunity for superior earnings-growth potential. Columbia WAM may identify what it believes are important economic, social or technological trends (for example, the growth of out-sourcing as a business strategy, or the productivity gains from the increasing use of technology) and try to identify companies it thinks will benefit from these trends.

   In making investments for the Fund, Columbia WAM relies primarily on independent, internally generated research to uncover companies that may be less well known than the more popular names. To find these companies, Columbia WAM compares growth potential, financial strength and fundamental value among companies.

Growth Potential               Financial Strength                           Fundamental Value
------------------------------------------------------------------------------------------------------------------
..superior technology           .low debt                                    .reasonable stock price relative to
..innovative marketing          .adequate working capital                     growth potential and financial
..managerial skill              .conservative accounting practices            strength
..market niche                  .adequate profit margin                      .valuable assets
..good earnings prospects
..strong demand for product

The realization of this growth A strong balance sheet gives management      Once Columbia WAM uncovers an
potential would likely produce greater flexibility to pursue strategic      attractive company, it identifies a
superior performance that is   objectives and is essential to maintaining a price that it believes would also make
sustainable over time.         competitive advantage.                       the stock a good value.
------------------------------------------------------------------------------------------------------------------

LONG-TERM INVESTING
--------------------------------------------------------------------------------
   Columbia WAM's analysts continually screen companies and make contact with more than 1,000 companies around the globe each year. To accomplish this, Columbia WAM analysts talk to top management, vendors, suppliers and competitors, whenever possible.

   In managing the Fund, Columbia WAM tries to maintain lower taxes and transaction costs by investing with a long-term time horizon (at least two to five years). However, securities purchased on a long-term basis may be sold within 12 months after purchase due to changes in the circumstances of a particular company or industry, or changes in general market or economic conditions.

---

                     Other Investment Strategies and Risks



DERIVATIVE STRATEGIES
--------------------------------------------------------------------------------
   The Fund may enter into a number of derivative strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use these strategies to adjust the Fund's sensitivity to changes in interest rates or for other hedging purposes (i.e., attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is a risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund.

TEMPORARY DEFENSIVE STRATEGIES
--------------------------------------------------------------------------------
   At times, Columbia WAM may determine that adverse market conditions make it desirable to temporarily suspend the Fund's normal investment activities.
During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.

                                                                            ---

Financial Highlights
-------------------------------------------------------------------------------

   The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the Fund's Class A, Class B and Class C shares fiscal years since inception which run from January 1 to December 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements, which have been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the Fund's annual report. You can request a free annual report by calling 1-800-426-3750.

 Columbia Acorn Fund

                                                          Year Ended December 31,
                                                  2003      2002     2001      2000/(a)/
                                                 Class A   Class A  Class A     Class A
                                                ---------  -------  -------  --------
 Net asset value --
 Beginning of period ($)                            15.34    17.80    17.19    17.88
--------------------------------------------------------------------------------------------
 Income from Investment Operations ($):
   Net investment income (loss)/(b)/...........     (0.07)   (0.07)   (0.05)    0.01
   Net realized and unrealized gain (loss).....      6.95    (2.39)    1.01     1.22
--------------------------------------------------------------------------------------------
   Total from Investment Operations............      6.88    (2.46)    0.96     1.23
--------------------------------------------------------------------------------------------
 Less Distributions Declared
 to Shareholders ($):
   From net investment income..................        --       --       --    (0.06)
   From net realized gains.....................     (0.02)      --    (0.35)   (1.86)
--------------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders.     (0.02)      --    (0.35)   (1.92)
--------------------------------------------------------------------------------------------
 Net asset value --
 End of period ($)                                  22.20    15.34    17.80    17.19
--------------------------------------------------------------------------------------------
  Total return (%)/(c)/........................     44.85   (13.82)    5.56     7.40/(d)/
--------------------------------------------------------------------------------------------
 Ratios to Average Net Assets (%):
   Expenses/(e)/...............................      1.33     1.42     1.42     1.25/(f)(g)/
   Net investment income (loss)/(e)/...........     (0.36)   (0.45)   (0.33)    0.17/(f)(g)/
  Portfolio turnover rate (%)..................        10       13       20       29/(d)/
  Net assets at end of period (000's) ($)...... 1,982,260  724,121  306,405   18,252

(a)Class A shares were initially offered on October 16, 2000. Per share data reflects activity from that date.
(b)Per share data was calculated using average shares outstanding during the period.
(c)Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d)Not annualized.
(e)The benefits derived from custody fees paid indirectly had no impact.
(f)Annualized.
(g)The ratios of expenses and net investment loss to average net assets, previously reported as 1.03% and 0.39% respectively, were revised to reflect all class specific expenses in this period.

---

                             Financial Highlights



 Columbia Acorn Fund

                                                           Year Ended December 31,
                                                  2003      2002     2001       2000/(a)/
                                                 Class B   Class B  Class B     Class B
                                                ---------  -------  -------  --------
 Net asset value --
 Beginning of period ($)                            15.13    17.67    17.17    17.88
---------------------------------------------------------------------------------------------
 Income from Investment Operations ($):
   Net investment loss/(b)/....................     (0.18)   (0.17)   (0.16)   (0.01)
   Net realized and unrealized gain (loss).....      6.82    (2.37)    1.01     1.22
---------------------------------------------------------------------------------------------
   Total from Investment Operations............      6.64    (2.54)    0.85     1.21
---------------------------------------------------------------------------------------------
 Less Distributions Declared
 to Shareholders ($):
   From net investment income..................        --       --       --    (0.06)
   From net realized gains.....................     (0.02)      --    (0.35)   (1.86)
---------------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders.     (0.02)      --    (0.35)   (1.92)
---------------------------------------------------------------------------------------------
 Net asset value --
 End of period ($)                                  21.75    15.13    17.67    17.17
---------------------------------------------------------------------------------------------
  Total return (%)/(c)/........................     43.89   (14.37)    4.92     7.27/(d)/
---------------------------------------------------------------------------------------------
 Ratios to Average Net Assets (%):
   Expenses/(e)/...............................      1.98     2.07     2.07     1.90/(f)(g)/
   Net investment loss/(e)/....................     (1.01)   (1.10)   (0.98)   (0.48)/(f)(g)/
  Portfolio turnover rate (%)..................        10       13       20       29/(d)/
  Net assets at end of period (000's) ($)...... 1,221,931  618,727  286,422   15,951

(a)Class B shares were initially offered on October 16, 2000. Per share data reflects activity from that date.
(b)Per share data was calculated using average shares outstanding during the period.
(c)Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d)Not annualized.
(e)The benefits derived from custody fees paid indirectly had no impact.
(f)Annualized.
(g)The ratios of expenses and net investment loss to average net assets, previously reported as 1.68% and (0.26) respectively, were revised to reflect all class specific expenses in this period.

                                                                            ---

                             Financial Highlights



 Columbia Acorn Fund

                                                         Year Ended December 31,
                                                 2003     2002     2001      2000/(a)/
                                                Class C  Class C  Class C     Class C
                                                -------  -------  -------  --------
 Net asset value --
 Beginning of period ($)                          15.12    17.66    17.17   17.88
------------------------------------------------------------------------------------------
 Income from Investment Operations ($):
   Net investment loss/(b)/                       (0.18)   (0.17)   (0.17)  (0.01)
   Net realized and unrealized gain (loss)         6.83    (2.37)    1.01    1.22
------------------------------------------------------------------------------------------
   Total from Investment Operations                6.65    (2.54)    0.84    1.21
------------------------------------------------------------------------------------------
 Less Distributions Declared
 to Shareholders ($):
   From net investment income                        --       --       --   (0.06)
   From net realized gains                        (0.02)      --    (0.35)  (1.86)
------------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders    (0.02)      --    (0.35)  (1.92)
------------------------------------------------------------------------------------------
 Net asset value --
 End of period ($)                                21.75    15.12    17.66   17.17
------------------------------------------------------------------------------------------
  Total return (%)/(c)/                           43.99   (14.38)    4.86    7.27/(d)/
------------------------------------------------------------------------------------------
 Ratios to Average Net Assets (%):
   Expenses/(e)/                                   1.98     2.07     2.07    1.90/(f)(g)/
   Net investment loss/(e)/                       (1.01)   (1.10)   (0.98)  (0.48)/(f)(g)/
  Portfolio turnover rate (%)                        10       13       20      29/(d)/
  Net assets at end of period (000's) ($)       900,016  376,024  150,727   8,510

(a)Class C shares were initially offered on October 16, 2000. Per share data reflects activity from that date.
(b)Per share data was calculated using average shares outstanding during the period.
(c)Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d)Not annualized.
(e)The benefits derived from custody fees paid indirectly had no impact.
(f)Annualized.
(g)The ratios of expenses and net investment loss to average net assets, previously reported as 1.68% and (0.26)% respectively, were revised to reflect all class specific expenses in this period.

---

Notes
-------------------------------------------------------------------------------

================================================================================

                                                                             ---

FOR MORE INFORMATION
--------------------------------------------------------------------------------
   Additional information about the Fund's investments is available in the Fund's semiannual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.

   You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

   You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:

   Columbia Funds Distributor, Inc.
   One Financial Center
   Boston, MA 02111-2621
   1-800-426-3750
   www.columbiafunds.com

   Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission internet site at www.sec.gov.

   You can review and copy information about the Fund by visiting the following location, and you can obtain copies upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

   Public Reference Room
   Securities and Exchange Commission
   Washington, DC 20549-0102

   Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

Investment Company Act file number:

Columbia Acorn Trust (formerly named Liberty Acorn Trust): 811-01829

..  Columbia Acorn Fund (formerly named Liberty Acorn Fund)

--------------------------------------------------------------------------------

[LOGO] ColumbiaFunds

       A Member of Columbia Management Group

       (C)2004 Columbia Funds Distributor, Inc.
       One Financial Center, Boston, MA 02111-2621
       800.426.3750 www.columbiafunds.com
                                                               792-01/780R-0404

Columbia Acorn International            Prospectus, May 1, 2004
-------------------------------------------------------------------------------

Class Z Shares

   Advised by Columbia Wanger Asset Management, L.P.

--------------------------------------------------------------------------------
TABLE OF CONTENTS

THE FUND                                  2
--------------------------------------------
Investment Goal.........................  2
Principal Investment Strategies.........  2
Principal Investment Risks..............  2
Performance History.....................  4
Your Expenses...........................  5

YOUR ACCOUNT                              7
--------------------------------------------
How to Buy Shares.......................  7
Eligible Investors......................  7
Sales Charges...........................  9
How to Exchange Shares..................  9
How to Sell Shares...................... 10
Fund Policy on Trading of Fund Shares
 and Redemption Fees.................... 11
Other Information About Your Account.... 11

BOARD OF TRUSTEES                        14
--------------------------------------------

MANAGING THE FUND                        14
--------------------------------------------
Investment Adviser...................... 14
Portfolio Managers...................... 14

OTHER INVESTMENT STRATEGIES AND RISKS    15
--------------------------------------------
The Information Edge.................... 15
Long-Term Investing..................... 15
Derivative Strategies................... 16
Temporary Defensive Strategies.......... 16

FINANCIAL HIGHLIGHTS                     17
--------------------------------------------

Only eligible investors may purchase Class Z shares. See "Your Account -- Eligible Investors" for more information.

   Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

[LOGO] Not FDIC   May Lose Value
       Insured  No Bank Guarantee

The Fund
-------------------------------------------------------------------------------

INVESTMENT GOAL
--------------------------------------------------------------------------------
   Columbia Acorn International seeks to provide long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
   Columbia Acorn International invests primarily in stocks of non-U.S. small- and medium-sized companies. The Fund generally invests in the stocks of companies based outside the U.S. with market capitalizations of less than $5 billion at the time of purchase. As long as a stock continues to meet the Fund's other investment criteria, the Fund may choose to hold the stock even if it grows beyond an arbitrary capitalization limit.

   The Fund believes that smaller companies, particularly outside the U.S., that are not as well known by financial analysts, may offer higher return potential than the stocks of larger companies.

   Columbia Acorn International typically looks for companies with:

     .   A strong business franchise that offers growth potential.

     .   Products and services that give the company a competitive advantage.

     . A stock price the Fund's investment adviser believes is reasonable relative to the assets and earning power of the company.

   Columbia Acorn International is an international fund and invests the majority (under normal market conditions, at least 75%) of its total assets in the stocks of foreign companies based in developed markets (for example, Japan, Canada and United Kingdom) and emerging markets (for example, Mexico, Brazil and Korea).

   Additional strategies that are not principal investment strategies and the risks associated with them are described below under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
   The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) that could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

   Management risk means that the adviser's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

   Since the Fund purchases equity securities, it is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

---

                                   The Fund



   Sector risk is inherent in the Fund's investment strategy. Companies that are in different but closely related industries are sometimes described as being in the same broad economic sector. The values of stocks of different companies in a market sector may be similarly affected by particular economic or market events. Although the Fund does not intend to focus on any particular sector, at times, the Fund may have a significant portion of its assets invested in a particular sector.

   Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

   Market timers. Because the Fund invests predominantly in foreign securities, the Fund may be particularly susceptible to market timers. Market timers generally attempt to take advantage of the way the Fund prices its shares by trading based on market information they expect will lead to a change in the Fund's net asset value on the next pricing day. Market timing activity may be disruptive to Fund management and, since a market timer's profits are effectively paid directly out of the Fund's assets, may negatively impact the investment returns of other shareholders. Although the Fund has adopted certain policies and methods intended to identify and discourage frequent trading based on this strategy, it cannot ensure that all such activity can be identified or terminated.

   Investment in emerging markets is subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

   Smaller companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, smaller companies may not be widely followed by the investment community, which can lower the demand for their stock.

   The securities issued by mid-cap companies may have more risk than those of larger companies. These securities may be susceptible to market downturns, and their prices could be more volatile.

   An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                                                             ---

                                   The Fund



PERFORMANCE HISTORY
--------------------------------------------------------------------------------
   The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class Z shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class Z shares compare with those of broad measures of market performance for 1 year, 5 years and 10 years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. All returns include the reinvestment of dividends and distributions. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.

       ------------------------------------------------------------------

         UNDERSTANDING PERFORMANCE
         Calendar Year Total Returns show the Fund's Class Z share performance for each of the last ten complete calendar years. They include the effects of Fund expenses.

         Average Annual Total Returns are a measure of the Fund's
         Class Z average performance over the past one-year, five-year and ten-year periods. They include the effects of Fund expenses.

         The Fund's returns are compared to the Citigroup EMI Global ex-U.S. index and the Morgan Stanley Europe, Australasia and
         Far East Index (EAFE). The Citigroup EMI Global ex-U.S. is Citigroup's index of the bottom 20% of institutionally investable capital of developed and emerging countries as selected by Citigroup, excluding the U.S. The Citigroup EMI Global ex-U.S. is rebalanced once a year in June. Morgan Stanley's Europe, Australasia and Far East Index (EAFE) is an unmanaged index of companies throughout the world in proportion to world stock market capitalizations, excluding the U.S. and Canada. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes, and are not professionally managed.
       ------------------------------------------------------------------

 Calendar Year Total Returns (Class Z)/(1) /

                                    [CHART]

 1994    1995    1996    1997    1998    1999     2000    2001    2002    2003
------  ------  ------  ------  ------  ------  -------  ------- ------- -------
-3.80%   8.93%  20.65%   0.19%  15.43%  79.19%  -20.02%  -21.11% -16.10% 47.80%


                            For the periods shown in bar chart:
                            Best quarter: 4th quarter 1999, +41.63%
                            Worst quarter: 3rd quarter 2002,
                             -19.67%

---

                                   The Fund



   After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor's own tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

 Average Annual Total Returns -- for periods ended December 31, 2003/(1)/

                                                               Inception
                                                                 Date    1 Year 5 Year/(1)/ 10 Years
Class Z (%)...................................................  9/23/92
  Return Before Taxes.........................................           47.80     6.99       7.44
  Return After Taxes on Distributions.........................           47.81     5.82       6.54
  Return After Taxes on Distributions and Sale of Fund Shares.           31.27     5.71       6.21
----------------------------------------------------------------------------------------------------
Citigroup EMI (Global ex-U.S.) (pretax) (%)...................      N/A  55.02     6.18       4.74
----------------------------------------------------------------------------------------------------
MSCI EAFE (pretax) (%)........................................      N/A  38.59    -0.05       4.47
----------------------------------------------------------------------------------------------------

(1)The Fund's performance in 1999 was achieved during a period of unusual market conditions.

YOUR EXPENSES
--------------------------------------------------------------------------------
   Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

-------------------------------------------------------------------------------

  UNDERSTANDING EXPENSES
  Annual Fund Operating Expenses are paid
  by the Fund. They include management
  and administration fees and other
  administrative costs including transfer
  agency and custody services.

  Example Expenses help you compare the
  cost of investing in the Fund to the
  cost of investing in other mutual
  funds. It uses the following
  hypothetical conditions:
  .  $10,000 initial investment
  .  5% total return for each year
  .  Fund operating expenses remain the
     same
  .  Reinvestment of all dividends and
     distributions
-------------------------------------------------------------------------------

 Shareholder Fees/(1) /(paid directly from your investment)

Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)                               None
----------------------------------------------------------------------------------
Maximum deferred sales charge (load) on redemptions (%)
(as a percentage of the lesser of purchase price or redemption price) None
----------------------------------------------------------------------------------
Redemption fee (%)
(as a percentage of amount redeemed, if applicable)                   2.00/(2)(3)/

(1)A $20 annual fee may be deducted from accounts of less than $1,000 and paid to the transfer agent.
(2)Charged only when selling or exchanging shares you have owned for 60 days or less. For more information, see "Fund Policy on Trading of Fund Shares and Redemption Fees.
(3)There is a $7.50 charge for wiring sale proceeds to your bank.

                                                                             ---

                                   The Fund



 Annual Fund Operating Expenses (deducted directly from fund assets)

                 Management fees/(1)/ (%)                  0.84
                 ----------------------------------------------
                 Distribution and service (12b-1) fees (%) None
                 ----------------------------------------------
                 Other expenses/(2)/(%)                    0.25
                 ----------------------------------------------
                 Total annual fund operating expenses (%)  1.09

(1)In addition to the management fee, the Fund pays the adviser an administrative fee of 0.05%, which is included in "Other expenses."
(2)"Other expenses" have been restated to reflect current transfer agency fees. The Fund's adviser and/or affiliates have contractually agreed to waive a portion of "Other expenses" through April 30, 2005. If this arrangement had not been in place, total annual fund operating expenses would have been 1.10%.

 Example Expenses for a $10,000 investment (your actual costs may be higher or lower)

                        1 Year 3 Years 5 Years 10 Years
                         $111   $349    $605    $1,339

---

Your Account
-------------------------------------------------------------------------------

HOW TO BUY SHARES
--------------------------------------------------------------------------------
If you are an eligible investor (described below), your shares will be bought at the next calculated price after the Fund receives your purchase request in "good form." "Good form" means that you placed your order with Columbia Funds Services Inc. or your financial advisor or your payment has been received and your application is complete, including all necessary signatures. The Fund reserves the right to refuse a purchase order for any reason, including if the Fund believes that doing so would be in the best interest of the Fund and its shareholders. The USA Patriot Act may require us to obtain certain personal information from you which we will use to verify your identity. If you do not provide this information, we reserve the right to close your account or take such other steps as we deem reasonable.

 Outlined below are the various options for buying shares:

Method             Instructions
Through your       Your financial advisor can help you establish your account financial advisor  and buy Fund shares on your behalf. To receive the current trading day's price, your financial advisor must receive
                   your request prior to the close of regular trading on the
                   New York Stock Exchange (NYSE), usually 4:00 p.m. Eastern
                   time. Your financial advisor may charge you fees for
                   executing the purchase for you.
-------------------------------------------------------------------------------
By check           For new accounts, send a completed application and check
(new account)      made payable to the Fund and mailed to Columbia Funds
                   Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.
-------------------------------------------------------------------------------
By check           For existing accounts, fill out and return the additional
(existing account) investment stub included in your account statement, or send a letter of instruction including the Fund name and account number with a check made payable to the Fund and mailed to
                   Columbia Funds Services, Inc., P.O. Box 8081, Boston, MA
                   02266-8081.
-------------------------------------------------------------------------------
By exchange        You may acquire shares of the Fund for your account by
                   exchanging shares you own in a different fund distributed
                   by Columbia Funds Distributor Inc. for shares of the same
                   class or Class A of the Fund at no additional cost. There
                   may be an additional charge if exchanging from a money
                   market fund. To exchange by telephone, call 1-800-422-3737.
                   Please see "How to Exchange Shares" for more information.
-------------------------------------------------------------------------------
By wire            You may purchase shares of the Fund by wiring money from
                   your bank account to your Fund account. To wire funds to
                   your Fund account, call 1-800-422-3737 for wiring
                   instructions.
-------------------------------------------------------------------------------
By electronic      You may purchase shares of the Fund by electronically
funds transfer     transferring money from your bank account to your Fund
(existing account) account by calling 1-800-422-3737. An electronic funds transfer may take up to two business days to settle and be considered in "good form." You must set up this feature
                   prior to your telephone request. Be sure to complete the
                   appropriate section of the application.
-------------------------------------------------------------------------------
Automatic          You may make monthly or quarterly investments automatically
investment plan    from your bank account to your Fund account. You may select a pre-authorized amount to be sent via electronic funds
                   transfer. Be sure to complete the appropriate section of
                   the application for this feature.
-------------------------------------------------------------------------------
Automated dollar   You may purchase shares of the Fund for your account by
cost averaging     exchanging $100 or more each month from another fund for
                   shares of the same class of the Fund at no additional cost.
                   You must have a current balance of at least $5,000 in the
                   fund the money is coming from. Exchanges will continue so
                   long as your fund balance is sufficient to complete the
                   transfers. You may terminate your program or change the
                   amount of the exchange (subject to the $100 minimum) by
                   calling 1-800-345-6611. Be sure to complete the appropriate section of the account application for this feature.
-------------------------------------------------------------------------------
By dividend        You may automatically invest dividends distributed by
diversification    another fund into the same class of shares of the Fund at
                   no additional sales charge. To invest your dividends in the
                   Fund, call 1-800-345-6611.

ELIGIBLE INVESTORS
--------------------------------------------------------------------------------
   Only Eligible Investors may purchase Class Z shares of the Funds, directly or by exchange. The Eligible Investors described below are subject to different minimum initial investment requirements. Eligible Investors and their applicable investment minimums are as follows:

   $1,000 minimum initial investment

     . Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of a fund distributed by Columbia Funds Distributor, Inc. ("distributor") (i) who holds Class Z shares; (ii) who holds Class A shares that were obtained by exchange of Class Z shares; or (iii) who purchased certain no-load shares of funds merged with funds distributed by Columbia Funds Distributor, Inc.;

                                                                             ---

                                 Your Account



     . Any trustee or director (or family member of a trustee or director) of any fund distributed by Columbia Funds Distributor, Inc.; and

     . Any employee (or family member of an employee) of Bank of America Corporation or its subsidiaries.

   $100,000 minimum initial investment

     . Clients of broker-dealers or registered investment advisers that both recommend the purchase of Fund shares and charge such clients an asset-based fee; and

     . Any insurance company, trust company, bank, endowment, investment company or foundation purchasing shares for its own account.

   No minimum initial investment

     . Any client of Bank of America Corporation or a subsidiary (for shares purchased through an asset management company, trust, retirement plan administration or similar arrangement with Bank of America Corporation or the subsidiary);

     . A retirement plan (or the custodian for such plan) with aggregate plan assets of at least $5 million at the time of purchase and which purchases shares directly from Columbia Funds Distributor, Inc. or through a third-party broker-dealer;

     . Investors purchasing through Columbia Management Group state tuition plans organized under Section 529 of the Internal Revenue Code; and

     . Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Columbia Management Individual Retirement Account from any deferred compensation plan which was a shareholder of any of the funds of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover.

   The Fund reserves the right to change the criteria for eligible investors and the investment minimums. No minimum investment applies to accounts participating in the automatic investment plan; however, each investment requires a $25 minimum purchase. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders. Finally, pursuant to the Trust's Agreement and Declaration of Trust, the Fund reserves the right to redeem your shares if your account falls below the minimum investment requirements.

---

                                 Your Account



SALES CHARGES
--------------------------------------------------------------------------------
   Your purchases of Class Z shares are at net asset value, which is the value of a Class Z share excluding any sales charge. Class Z shares are not subject to an initial sales charge when purchased, or a contingent deferred sales charge when sold.

-------------------------------------------------------------------------------

  CHOOSING A SHARE CLASS
  The Fund offers one class of shares in
  this prospectus -- Class Z.

  The Fund also offers three additional
  classes of shares -- Class A, B and C
  shares are available through a separate
  prospectus. Each other share class has
  its own sales charge and expense
  structure. Determining which share
  class is best for you depends on the
  dollar amount you are investing and the
  number of years for which you are
  willing to invest. Based on your
  personal situation, your financial
  advisor can help you decide which class
  of shares makes the most sense for you.
  In general, anyone who is eligible to
  purchase Class Z shares, which do not
  incur Rule 12b-1 fees or sales charges,
  should do so in preference over other
  classes.
-------------------------------------------------------------------------------

   If you purchase Class Z shares of the Fund through certain broker-dealers, banks or other intermediaries (intermediaries), they may charge a fee for their services. They may also place limits on your ability to use services the Fund offers. There are no sales charges or limitations if you purchase shares directly from the Fund, except as described in this prospectus.

   If an intermediary is an agent or designee of the Fund, orders are processed at the net asset value next calculated after the intermediary receives the order. The intermediary must segregate any orders it receives after the close of regular trading on the NYSE and transmit those orders separately for execution at the net asset value next determined.

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------
   Generally, you may exchange your shares for Class Z or Class A (only if Class Z is not offered) shares of another fund distributed by Columbia Funds Distributor, Inc at net asset value. However, if you exchange Class Z shares of Columbia Acorn International that you have owned 60 days or less for Class Z shares of a fund distributed by Columbia Funds Distributor, Inc. that does not have a redemption fee (including Columbia Acorn Fund, Columbia Acorn USA and Columbia Acorn Select), the Fund will charge you a redemption fee of 2% of the redemption proceeds. Exchanges between Columbia Acorn International and Columbia Acorn International Select (or a fund distributed by Columbia Funds Distributor, Inc. that has a redemption fee) will not be subject to the 2% redemption fee. You also may exchange your Class Z shares of any Fund for Class Z shares or, if there are no Class Z shares, Class A shares of certain other funds distributed by Columbia Funds Distributor, Inc., at net asset value without a sales charge. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. The Funds may terminate your exchange privilege if the adviser in its discretion determines that your exchange activity may adversely impact its ability to manage the Funds. See "Fund Policy on Trading of Fund Shares and Redemption Fees" for the Fund's policy. To exchange by telephone, call 1-800-422-3737. Please have your account and taxpayer identification numbers available when calling.

                                                                             ---

                                 Your Account



HOW TO SELL SHARES
--------------------------------------------------------------------------------
   You may sell shares of the Fund on any regular business day that the NYSE is open.

   When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and Medallion Signature Guarantees, and (ii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.

   The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities rather than cash, under certain circumstances. For more information, see "Fund Policy on Trading of Fund Shares" below as well as the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

 Outlined below are the various options for selling shares:

 Method            Instructions
 Through your      You may call your financial advisor to place your sell
 financial advisor  order. To receive the current trading day's price, your financial advisor must receive your request prior to the
                    close of regular trading on the NYSE, usually 4:00 p.m.
                    Eastern time. Your financial advisor may charge you fees
                    for executing a redemption for you.
 ------------------------------------------------------------------------------
 By exchange       You or your financial adviser may sell shares of the Fund
                   by exchanging from the Fund into Class Z shares or Class A shares of another fund distributed by Columbia Funds
                   Distributor, Inc. at no additional cost. To exchange by
                   telephone, call 1-800-422-3737.
 ------------------------------------------------------------------------------
 By telephone      You or your financial advisor may sell shares of the Fund
                    by telephone and request that a check be sent to your
                    address of record by calling 1-800-422-3737, unless you
                    have notified the Fund of an address change within the
                    previous 30 days. The dollar limit for telephone sales is
                    $100,000 in a 30-day period. You do not need to set up
                    this feature in advance of your call. Certain restrictions apply to retirement accounts. For details, call 1-800-799-
                    7526.
 ------------------------------------------------------------------------------
 By mail           You may send a signed letter of instruction to the address below. In your letter of instruction, note the Fund's
                    name, share class, account number, and the dollar value or number of shares you wish to sell. All account owners must sign the letter. Signatures must be guaranteed by either a bank, a member firm of a national stock exchange or
                    another eligible guarantor that participates in the
                    Medallion Signature Guarantee Program for amounts over
                    $100,000 or for alternate payee or mailing instructions.
                    Additional documentation is required for sales by
                    corporations, agents, fiduciaries, surviving joint owners
                    and individual retirement account owners. For details,
                    call 1-800-345-6611.

                   Mail your letter of instruction to Columbia Funds Services,
                    Inc., P.O. Box 8081, Boston, MA 02266-8081.
 ------------------------------------------------------------------------------
 By wire           You may sell shares of the Fund and request that the
                    proceeds be wired to your bank. You must set up this
                    feature prior to your telephone request. Be sure to
                    complete the appropriate section of the account
                    application for this feature.
 ------------------------------------------------------------------------------
 By systematic     You may automatically sell a specified dollar amount or
  withdrawal plan   percentage of your account on a monthly, quarterly or
                    semiannual basis and have the proceeds sent to you if your account balance is at least $5,000. All dividend and
                    capital gains distributions must be reinvested. Be sure to complete the appropriate section of the account
                    application for this feature.
 ------------------------------------------------------------------------------
 By electronic     You may sell shares of the Fund and request that the
 funds transfer     proceeds be electronically transferred to your bank.
                    Proceeds may take up to two business days to be received
                    by your bank. You must set up this feature prior to your
                    request. Be sure to complete the appropriate section of
                    the account application for this feature.

---

                                 Your Account



FUND POLICY ON TRADING OF FUND SHARES AND REDEMPTION FEES
--------------------------------------------------------------------------------

   Purchases and exchanges should be made for investment purposes only. Frequent purchases, redemptions or exchanges of Fund shares may disrupt portfolio management and increase Fund expenses. The Fund has adopted certain policies and methods intended to identify and to discourage frequent trading in the Fund. However, as discussed below, the Fund cannot ensure that all such activity can be identified or terminated.

   Right to Reject or Restrict Orders and Close Accounts. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order, including transactions accepted by any shareholder's financial intermediary, when the Fund believes it is in the best interest of the other shareholders to do so. In the event that the Fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. The Fund may also fully redeem the shares and close the account of any shareholder whom it believes is engaged or intends to engage in frequent trading in that Fund or another fund.

   Limitations on the Ability to Identify or to Terminate Frequent Trading. There is no guarantee that the Fund or its agents will be able to detect frequent trading activity or the shareholders engaged in such activity, or, if it is detected, to prevent its recurrence. In particular, a substantial portion of purchase, redemption and exchange orders are received from omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, retirement plans and variable insurance products. The Fund typically is not able to identify trading by a particular beneficial owner in an omnibus account, which may make it difficult or impossible or determine if a particular account is engaged in frequent trading. There are also operational and technological limitations on the Fund's agents' ability to identify or terminate frequent trading activity, and the techniques used by the Fund and its agents are not anticipated to identify all frequent trading.

Redemption Fee. In addition, if you redeem or exchange shares of the Fund that you have owned 60 days or less, the Fund will charge you a redemption fee of 2% of the redemption proceeds. The Fund will use the "first-in" "first-out" method to determine when shares were purchased. The redemption fee will be deducted from your redemption proceeds and retained by the Fund to help cover transaction and tax costs that long-term investors may bear when the Fund realizes capital gains as a result of selling securities to meet investor redemptions. The redemption fee is not imposed on redemptions of shares purchased through reinvestment of dividends and distributions, or exchanges of shares for Class Z shares of a fund distributed by Columbia Funds Distributor, Inc. that has a redemption fee. The Fund may waive the 2% redemption fee for 401(k) plans that are in the process of liquidating their Fund investments.

OTHER INFORMATION ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------
   How the Fund's Share Price is Determined The price of a Fund's Class Z shares is based on their net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday). Shares are not priced on days on which the NYSE is closed for trading.

   When you request a transaction, it will be processed at the net asset value next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the Fund must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor, your financial advisor must receive your order by the close of trading on the NYSE to receive that day's price.

                                                                             ---

                                 Your Account



   The Fund determines its net asset value for its Class Z shares by dividing total net assets attributable to Class Z shares by the number of outstanding Class Z shares. In determining the net asset value, the Fund must determine the value of each security in its portfolio at the close of each trading day. Because the Fund holds securities that are traded on foreign exchanges, the value of these securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect the Fund's net asset value on the day it is next determined. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations for a security are unavailable, or when the adviser believes that available market quotations are unreliable, the Fund may use other data to determine a fair value of the security.

   You can find the daily prices of some share classes for the Fund in most major daily newspapers under the heading of "Columbia." You can find daily prices for all share classes by visiting www.columbiafunds.com.

   Account Fees If your account value falls below $1,000 (other than as a result of depreciation in share value), your account may be subject to an annual fee of $20. The Funds' transfer agent will send you written notification of any such action and provide details on how you can add money to your account to avoid this penalty.

   Share Certificates Share certificates are not available for Class Z shares.

   Dividends, Distributions, and Taxes The Fund has the potential to make the following distributions:

 Types of Distributions

   Dividends      Represents interest and dividends earned from securities
                   held by the Fund, net of expenses incurred by the Fund.
 -----------------------------------------------------------------------------
   Capital gains  Represents net long-term capital gains on sales of securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.

   Distribution Options The Fund distributes dividends in June and December and any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option call 1-800-345-6611.

   If you do not indicate on your application or at the time your account is established your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.

-------------------------------------------------------------------------------

  UNDERSTANDING FUND DISTRIBUTIONS
  The Fund may earn income from the
  securities it holds. The Fund also may
  realize capital gains or losses on
  sales of its securities. The Fund
  distributes substantially all of its
  net investment income and capital gains
  to shareholders. As a shareholder, you
  are entitled to a portion of the Fund's
  income and capital gains based on the
  number of shares you own at the time
  these distributions are declared.
-------------------------------------------------------------------------------

 Distribution Options

    Reinvest all distributions in additional shares of the Fund..............
  ---------------------------------------------------------------------------
    Reinvest all distributions in shares of another fund.....................
  ---------------------------------------------------------------------------
    Receive dividends in cash (see options below) and reinvest capital gains.
  ---------------------------------------------------------------------------
    Receive all distributions in cash (with one of the following options):... . send the check to your address of record
  .  send the check to a third party address
  .  transfer the money to your bank via electronic funds transfer

---

                                 Your Account



   Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution, and all subsequent distributions, will be reinvested in additional shares of the Fund.

   Tax Consequences Unless you are an entity exempt from income taxes or invest under a retirement account, regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on where you live, distributions also may be subject to state and local income taxes.

   In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income, unless such dividends are "qualified dividend income" (as defined in the Internal Revenue Code) eligible for a reduced rate of tax. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor about foreign, federal, state, local or other applicable tax laws.

   In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling or exchanging shares of the Fund. Such transactions also may be subject to federal, state and local income tax.

   Foreign Income Taxes The Fund may receive investment income from sources within foreign countries, and that income may be subject to foreign income taxes at the source. If the Fund pays non-refundable taxes to foreign governments during the year, the taxes will reduce the Fund's dividends but will still be included in your taxable income. You may be able to claim an offsetting credit or deduction on your tax return for your share of foreign taxes paid by the Fund.

                                                                             ---

Board of Trustees
-------------------------------------------------------------------------------

   The Fund is governed by its board of trustees. More than 75% of the trustees are independent and have no affiliation with the Fund's investment adviser or the distributor. The board of trustees selects the Fund's investment adviser (subject to shareholder approval) and other service providers and oversees their performance. For more detailed information on the board of trustees, please refer to the Statement of Additional Information.

Managing the Fund
-------------------------------------------------------------------------------

INVESTMENT ADVISER
--------------------------------------------------------------------------------
   Columbia Wanger Asset Management, L.P. (Columbia WAM), located at 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606, is the Fund's investment adviser. Columbia WAM and its predecessor have managed mutual funds, including the Fund, since 1992. In its duties as investment adviser, Columbia WAM runs the Fund's day-to-day business, including making investment decisions and placing all orders for the purchase and sale of the Fund's portfolio securities.

   Columbia WAM was previously named Liberty Wanger Asset Management, L.P., and its predecessor was named Wanger Asset Management, L.P. Columbia WAM is a wholly owned subsidiary of Columbia Management Group, Inc., which in turn is a wholly owned subsidiary of Bank of America Corporation.

   Columbia WAM's advisory fee for managing the Fund in 2003 was 0.84% of the Fund's average daily net assets. Columbia WAM also receives an administrative fee from the Fund at the annual rate of 0.05% of the Fund's average daily net assets.

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
   Columbia WAM uses a team to manage the Fund. Team members share responsibility for providing ideas, information, and knowledge in managing the Fund, and each team member has one or more particular areas of expertise. The portfolio managers are responsible for the daily investment decisions, and utilize the management team's input and advice when making buy and sell determinations.

   P. Zachary Egan
   Co-portfolio manager
   P. Zachary Egan is a vice president of Columbia Acorn Trust and co-portfolio manager of Columbia Acorn International since May 2003. He has been a member of the international team since 1999 and a research fellow with the Robert Bosch Foundation in Stuttgart, Germany prior thereto.

   Louis J. Mendes
   Co-portfolio manager
   Louis J. Mendes is a vice president of Columbia Acorn Trust and co-portfolio manager of Columbia Acorn International since May 2003. He has been a member of the international team since 2001 and an analyst and portfolio manager with Merrill Lynch Investment Managers specializing in Asian equity markets prior thereto.

---

                    Other Investment Strategies and Risks
                    ---------------------------------------

   The Fund's principal investment strategies and their associated risks are described under "The Fund -- Principal Investment Strategies" and "The Fund -- Principal Investment Risks." This section describes other investments the Fund may make and the risks associated with them. In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and therefore are not described in this prospectus. These types of securities and investment practices and their associated risks are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). The adviser may elect not to buy any of these securities or use any of these techniques. The Fund may not always achieve its investment goal. Except as otherwise noted, approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or any of its investment strategies.

THE INFORMATION EDGE
--------------------------------------------------------------------------------
   The Fund generally invests in entrepreneurially managed smaller and mid-sized companies that it believes are not as well known by financial analysts and whose domination of a niche creates the opportunity for superior earnings-growth potential. Columbia WAM may identify what it believes are important economic, social or technological trends (for example, the growth of out-sourcing as a business strategy, or the productivity gains from the increasing use of technology) and try to identify companies it thinks will benefit from those trends.

   In making investments for the Fund, Columbia WAM relies primarily on independent, internally generated research to uncover companies that may be less well known than the more popular names. To find these companies, Columbia WAM compares growth potential, financial strength and fundamental value among companies.

Growth Potential                               Financial Strength
--------------------------------------------------------------------------------------------
.. superior technology                          . low debt
.. innovative marketing                         . adequate working capital
.. managerial skill                             . conservative accounting practices
.. market niche                                 . adequate profit margin
.. good earnings prospects
.. strong demand for product

The realization of this growth potential would A strong balance sheet gives management
likely produce superior performance that is    greater flexibility to pursue strategic
sustainable over time.                         objectives and is essential to maintaining a
                                               competitive advantage.
--------------------------------------------------------------------------------------------

Growth Potential                               Fundamental Value
----------------------------------------------------------------------------------------
.. superior technology                          . reasonable stock price relative to
.. innovative marketing                          growth potential and financial
.. managerial skill                              strength
.. market niche                                 . valuable assets
.. good earnings prospects
.. strong demand for product

The realization of this growth potential would Once Columbia WAM uncovers an
likely produce superior performance that is    attractive company, it identifies a price
sustainable over time.                         that it believes would also make the
                                               stock a good value.
----------------------------------------------------------------------------------------

LONG-TERM INVESTING
--------------------------------------------------------------------------------
   Columbia WAM's analysts continually screen companies and make contact with more than 1,000 companies around the globe each year. To accomplish this, Columbia WAM analysts talk to top management, vendors, suppliers and competitors, whenever possible.

   In managing the Fund, Columbia WAM tries to maintain lower taxes and transaction costs by investing with a long-term time horizon (at least two to five years). Occasionally, however, securities purchased on a long-term basis may be sold within 12 months after purchase due to changes in the circumstances of a particular company or industry, or changes in general market or economic conditions.

                                                                            ---

                     Other Investment Strategies and Risks



DERIVATIVE STRATEGIES
--------------------------------------------------------------------------------
   The Fund may enter into a number of derivative strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use these strategies to adjust the Fund's sensitivity to changes in interest rates or for other hedging purposes (i.e., attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is a risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund.

TEMPORARY DEFENSIVE STRATEGIES
--------------------------------------------------------------------------------
   At times, Columbia WAM may determine that adverse market conditions make it desirable to temporarily suspend the Fund's normal investment activities.
During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.

---

Financial Highlights
-------------------------------------------------------------------------------

   The financial highlights table is intended to help you understand the Fund's Class Z financial performance. Information is shown for the Fund's last five fiscal years, which run from January 1 to December 31, unless otherwise indicated. Certain information reflects financial results for a single Class Z share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements, which have been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the Fund's annual report. You can request a free annual report by calling 1-800-426-3750.

 Columbia Acorn International

                                                        Year ended December 31,
                                                 2003    2002    2001    2000    1999
                                                Class Z Class Z Class Z Class Z Class Z
                                                ------- ------- ------- ------- -------
 Net Asset Value --
 Beginning of Period ($)                         15.40   18.47   23.85   35.33   20.82
---------------------------------------------------------------------------------------
 Income from Investment Operations ($)
   Net investment income/(a)/                     0.21    0.14    0.12    0.01    0.83
   Net realized and unrealized gain (loss)        7.13   (3.10)  (5.11)  (6.73)  15.45
---------------------------------------------------------------------------------------
  Total Income from Investment Operations         7.34   (2.96)  (4.99)  (6.72)  16.28
---------------------------------------------------------------------------------------
 Less Distributions Declared
 to Shareholders ($):
   From net investment income                    (0.08)  (0.11)     --   (0.66)  (0.22)
   From net realized gains                          --      --   (0.39)  (4.10)  (1.55)
---------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders   (0.08)  (0.11)  (0.39)  (4.76)  (1.77)
---------------------------------------------------------------------------------------
 Net Asset Value --
 End of Period ($)                               22.66   15.40   18.47   23.85   35.33
---------------------------------------------------------------------------------------
  Total return (%)/(b)/                          47.80  (16.10) (21.11) (20.02)  79.19
---------------------------------------------------------------------------------------
 Ratios to Average Net Assets (%):
   Expenses/(c)/                                  1.05    1.06    1.06    1.05    1.11
   Net investment income/(c)/                     1.19    0.80    0.62    0.02    0.12
  Portfolio turnover rate (%)                       40      52      45      63      46
  Net assets, end of period (000's) ($)          1,563   1,241   1,613   2,459   2,868

(a)Per share data was calculated using average shares outstanding during the period.
(b)Total return at net asset value assuming all distributions reinvested.
(c)The benefits derived from custody fees paid indirectly had no impact.

                                                                            ---

Notes
-------------------------------------------------------------------------------

================================================================================

---

                                     Notes


================================================================================

                                                                            ---

FOR MORE INFORMATION
--------------------------------------------------------------------------------
   Additional information about the Fund's investments is available in the Fund's semiannual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.

   You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

   You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:

   Columbia Funds Distributor, Inc.
   One Financial Center
   Boston, MA 02111-2621
   1-800-426-3750
   www.columbiafunds.com

   Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission internet site at www.sec.gov.

   You can review and copy information about the Fund by visiting the following location, and you can obtain copies upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

   Public Reference Room
   Securities and Exchange Commission
   Washington, DC 20549-0102

   Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

Investment Company Act file number:

Columbia Acorn Trust (formerly named Liberty Acorn Trust): 811-01829

..  Columbia Acorn International (formerly named Liberty Acorn International)

--------------------------------------------------------------------------------
[LOGO] ColumbiaFunds

       A Member of Columbia Management Group

       (C)2004 Columbia Funds Distributor, Inc.
       One Financial Center, Boston, MA 02111-2621
       800.426.3750 www.columbiafunds.com
                                                               793-01/771R-0404

Columbia Acorn International            Prospectus, May 1, 2004
-------------------------------------------------------------------------------

Class A, B and C Shares

   Advised by Columbia Wanger Asset Management, L.P.

--------------------------------------------------------------------------------
TABLE OF CONTENTS

THE FUND                                  2
--------------------------------------------
Investment Goal.........................  2
Principal Investment Strategies.........  2
Principal Investment Risks..............  2
Performance History.....................  4
Your Expenses...........................  5

YOUR ACCOUNT                              7
--------------------------------------------
How to Buy Shares.......................  7
Sales Charges...........................  8
Payments to Your Financial Advisor...... 11
How to Exchange Shares.................. 11
How to Sell Shares...................... 12
Fund Policy on Trading of Fund Shares... 13
Distribution and Service Fees........... 14
Other Information About Your Account.... 14

BOARD OF TRUSTEES                        17
--------------------------------------------

MANAGING THE FUND                        17
--------------------------------------------
Investment Adviser...................... 17
Portfolio Managers...................... 17

OTHER INVESTMENT STRATEGIES AND RISKS    18
--------------------------------------------
The Information Edge.................... 18
Long-Term Investing..................... 18
Derivative Strategies................... 19
Temporary Defensive Strategies.......... 19

FINANCIAL HIGHLIGHTS                     20
--------------------------------------------

   Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

[LOGO] Not FDIC   May Lose Value
       Insured  No Bank Guarantee

The Fund
-------------------------------------------------------------------------------

INVESTMENT GOAL
--------------------------------------------------------------------------------
   Columbia Acorn International seeks to provide long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
   Columbia Acorn International invests primarily in stocks of non-U.S. small- and medium-sized companies. The Fund generally invests in the stocks of companies based outside the U.S. with capitalizations of less than $5 billion at the time of purchase. As long as a stock continues to meet the Fund's other investment criteria, the Fund may choose to hold the stock even if it grows beyond an arbitrary capitalization limit.

   The Fund believes that smaller companies, particularly outside the U.S., that are not as well known by financial analysts, may offer higher return potential than the stocks of larger companies.

   Columbia Acorn International typically looks for companies with:

     .   A strong business franchise that offers growth potential.

     .   Products and services that give the company a competitive advantage.

     . A stock price the Fund's investment adviser believes is reasonable relative to the assets and earning power of the company.

   Columbia Acorn International is an international fund and invests the majority (under normal market conditions, at least 75%) of its total assets in the stocks of foreign companies based in developed markets (for example, Japan, Canada and United Kingdom) and emerging markets (for example, Mexico, Brazil and Korea).

   Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
   The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

   Management risk means that the adviser's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

   Since the Fund purchases equity securities, it is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

---

                                   The Fund


   Sector risk is inherent in the Fund's investment strategy. Companies that are in different but closely related industries are sometimes described as being in the same broad economic sector. The values of stocks of different companies in a market sector may be similarly affected by particular economic or market events. Although the Fund does not intend to focus on any particular sector, at times the Fund may have a significant portion of its assets invested in a particular sector.

   Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

   Market timers. Because the Fund invests predominantly in foreign securities, the Fund may be particularly susceptible to market timers. Market timers generally attempt to take advantage of the way the Fund prices its shares by trading based on market information they expect will lead to a change in the Fund's net asset value on the next pricing day. Market timing activity may be disruptive to Fund management and, since a market timer's profits are effectively paid directly out of the Fund's assets, may negatively impact the investment returns of other shareholders. Although the Fund has adopted certain policies and methods intended to identify and to discourage frequent trading based on this strategy, it cannot ensure that all such activity can be identified or terminated.

   Investment in emerging markets is subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

   Smaller companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, smaller companies may not be widely followed by the investment community, which can lower the demand for their stock.

   The securities issued by mid-cap companies may have more risk than those of larger companies. These securities may be more susceptible to market downturns, and their prices could be more volatile.

   An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                                                             ---

                                   The Fund



PERFORMANCE HISTORY
--------------------------------------------------------------------------------
   The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class A shares, excluding sales charges. The performance table following the bar chart shows how the Fund's average annual total returns for Class A, B and C shares, including sales charges, compare with those of broad measures of market performance for 1 year and for the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance from year to year.
All returns include the reinvestment of dividends and distributions. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.

        ----------------------------------------------------------------

          UNDERSTANDING PERFORMANCE
          Calendar Year Total Returns show the Fund's Class A share performance for each completed calendar year since the Fund commenced operations. They include the effects of Fund expenses, but not the effects of sales charges. If sales charges were included, these returns would be lower.

          Average Annual Total Returns are a measure of the Fund's average performance over the past one-year and for the life of the Fund. The table shows returns of each share class and includes the effects of both Fund expenses and current sales charges. Class B share returns do not reflect Class A share returns after conversion of Class B shares to Class A shares (see the section "Your Account -- Sales Charges").

          The Fund's returns are compared to the Citigroup EMI Global ex-U.S. index and the Morgan Stanley Europe, Australasia and Far East Index (EAFE). The Citigroup EMI Global ex-U.S.
          is Citigroup's index of the bottom 20% of institutionally investable capital of developed and emerging countries as selected by Citigroup, excluding the U.S. The Citigroup EMI Global ex-U.S. is rebalanced once a year in June. EAFE is an unmanaged index of companies throughout the world in proportion to world stock market capitalizations, excluding the U.S. and Canada. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes, and are not professionally managed.
        ----------------------------------------------------------------

 Calendar Year Total Returns (Class A)/(1)/

                                    [CHART]

 1994    1995    1996    1997    1998    1999     2000    2001    2002    2003
------  ------  ------  ------  ------  ------  -------  ------- ------- -------
-3.80%   8.93%  20.65%   0.19%  15.43%  79.19%  -20.02%  -21.11% -16.10% 47.80%


                     For the periods shown in bar chart:
                     Best quarter: 4th quarter 2003, +21.37%
                     Worst quarter: 3rd quarter 2002, -19.96%

---

                                   The Fund


   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor's own tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

 Average Annual Total Returns -- for periods ended December 31, 2003/(1)/

                                                               Inception
                                                                 Date    1 Year Life of the Fund
Class A (%)                                                    10/16/00
  Return Before Taxes                                                    38.49       (4.47)
  Return After Taxes on Distributions                                    38.59       (5.32)
  Return After Taxes on Distributions and Sale of Fund Shares            25.22       (3.93)
------------------------------------------------------------------------------------------------
Class B (%)                                                    10/16/00
  Return Before Taxes                                                    41.06       (4.09)
  Return After Taxes on Distributions                                    41.30       (4.93)
  Return After Taxes on Distributions and Sale of Fund Shares            26.93       (3.58)
------------------------------------------------------------------------------------------------
Class C (%)                                                    10/16/00
  Return Before Taxes                                                    45.00       (3.32)
  Return After Taxes on Distributions                                    45.24       (4.15)
  Return After Taxes on Distributions and Sale of Fund Shares            29.48       (2.93)
------------------------------------------------------------------------------------------------
Citigroup EMI Global ex-U.S. /(2)/(%)                               N/A  55.02        6.58
------------------------------------------------------------------------------------------------
MSCI EAFE/(3)/ (%)                                                  N/A  38.59       (2.41)

(1)Performance may reflect any voluntary waiver or reimbursement of Fund expenses by the adviser or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.
(2)Performance information is from October 31, 2000.
(3)Performance information is from October 16, 2000.

YOUR EXPENSES
--------------------------------------------------------------------------------
   Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

        ----------------------------------------------------------------

          UNDERSTANDING EXPENSES
          Sales Charges are paid directly by shareholders to Columbia Funds Distributor, Inc., the Fund's distributor.

          Annual Fund Operating Expenses are paid by the Fund. They include management and administration fees, 12b-1 fees and other administrative costs including transfer agency and custody services.

          Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. It uses the following hypothetical conditions:
          .  $10,000 initial investment
          .  5% total return for each year
          .  Fund operating expenses remain the same
          .  Reinvestment of all dividends and distributions
          .  Class B shares convert to Class A shares after eight
             years
        ----------------------------------------------------------------

                                                                             ---

                                   The Fund



 Shareholder Fees/(1) /(paid directly from your investment)

                                                                       Class A    Class B    Class C
Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)                                5.75       None       None
------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) on redemptions (%)
(as a percentage of the lesser of purchase price or redemption price)  1.00/(2)/  5.00       1.00
------------------------------------------------------------------------------------------------------
Redemption fee (%)
(as a percentage of amount redeemed, if applicable)                    None/(3)/  None/(3)/  None/(3)/

(1)A $20 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.
(2)This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 18 months of purchase.
(3)There is a $7.50 charge for wiring sale proceeds to your bank.

 Annual Fund Operating Expenses (deducted directly from Fund assets)

                                                 Class A Class B Class C
       Management fees/(1)/ (%)                   0.84    0.84    0.84
       -----------------------------------------------------------------
       Distribution and service (12b-1) fees (%)  0.35    1.00    1.00
       -----------------------------------------------------------------
       Other expenses/(2)/ (%)                    0.35    0.65    0.47
       -----------------------------------------------------------------
       Total annual fund operating expenses (%)   1.54    2.49    2.31

(1)In addition to the management fee, the Fund pays the adviser an administrative fee of 0.05%, which is included in "Other expenses."
(2)"Other expenses" have been restated to reflect current transfer agency fees. The Fund's adviser and/or affiliates have contractually agreed to waive a portion of "Other expenses" through April 30, 2005. If this arrangement had not been in place, total annual fund operating expenses for Classes A, B and C would have been 1.55%, 2.50% and 2.32%, respectively.

 Example Expenses for a $10,000 investment (your actual costs may be higher or lower)

       Class                             1 Year 3 Years 5 Years 10 Years
       Class A                            $723  $1,035  $1,370   $2,314
       -----------------------------------------------------------------
       Class B: did not sell your shares  $252  $  778  $1,330   $2,601
                sold all your shares at
                the end of the period     $752  $1,078  $1,530   $2,601
       -----------------------------------------------------------------
       Class C: did not sell your shares  $234  $  723  $1,239   $2,655
                sold all your shares at
                the end of the period     $334  $  723  $1,239   $2,655

---

Your Account
-------------------------------------------------------------------------------

HOW TO BUY SHARES
--------------------------------------------------------------------------------
Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated public offering price. "Good form" means that you placed your order with your financial advisor or your payment has been received and your application is complete, including all necessary signatures. The USA Patriot
Act may require us to obtain certain personal information from you which we will use to verify your identity. If you do not provide this information, we may not be able to open your account. If we are unable to verify your customer information, we reserve the right to close your account or take such other steps as we deem reasonable.

    -----------------------------------------------------------------------

      INVESTMENT MINIMUMS
      Initial Investment.......................................... $1,000
      Subsequent Investments......................................    $50
      Automatic Investment Plan*..................................    $50
      Retirement Plans*...........................................    $25
      * The initial investment minimum of $1,000 is waived on these plans.
      The Fund reserves the right to change these investment minimums.
      The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders. Finally, pursuant to the Trust's Agreement and Declaration of Trust, the Fund
      reserves the right to redeem your shares if your account falls below the minimum investment requirements.
    -----------------------------------------------------------------------

 Outlined below are the various options for buying shares:

Method             Instructions
Through your       Your financial advisor can help you establish your account financial advisor  and buy Fund shares on your behalf. To receive the current trading day's price, your financial advisor must receive
                   your request prior to the close of regular trading on the
                   New York Stock Exchange (NYSE), usually 4:00 p.m. Eastern
                   time. Your financial advisor may charge you fees for
                   executing the purchase for you.
-------------------------------------------------------------------------------
By check           For new accounts, send a completed application and check
(new account)      made payable to the Fund and mailed to Columbia Funds
                   Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.
-------------------------------------------------------------------------------
By check           For existing accounts, fill out and return the additional
(existing account) investment stub included in your account statement, or send a letter of instruction including your Fund name and
                   account number with a check made payable to the Fund to
                   Columbia Funds Services, Inc., P.O. Box 8081, Boston, MA
                   02266-8081.
-------------------------------------------------------------------------------
By exchange        You or your financial advisor may acquire shares of the
                   Fund for your account by exchanging shares you own in a
                   different fund distributed by Columbia Funds Distributor,
                   Inc. for shares of the same class of the Fund at no
                   additional cost. There may be an additional charge if
                   exchanging from a money market fund. To exchange by
                   telephone, call 1-800-422-3737. Please see "How to Exchange
                   Shares" for more information.
-------------------------------------------------------------------------------
By wire            You may purchase shares of the Fund by wiring money from
                   your bank account to your Fund account. To wire funds to
                   your Fund account, call 1-800-422-3737 for wiring
                   instructions.
-------------------------------------------------------------------------------
By electronic      You may purchase shares of the Fund by electronically
funds transfer     transferring money from your bank account to your Fund
(existing account) account by calling 1-800-422-3737. An electronic funds transfer may take up to two business days to settle and be considered in "good form." You must set up this feature
                   prior to your telephone request. Be sure to complete the
                   appropriate section of the application.
-------------------------------------------------------------------------------
Automatic          You may make monthly or quarterly investments automatically
investment plan    from your bank account to your Fund account. You may select a pre-authorized amount to be sent via electronic funds
                   transfer. Be sure to complete the appropriate section of
                   the application for this feature.
-------------------------------------------------------------------------------
Automated dollar   You may purchase shares of the Fund for your account by
cost averaging     exchanging $100 or more each month from another fund for
                   shares of the same class of the Fund at no additional cost.
                   You must have a current balance of at least $5,000 in the
                   fund the money is coming from. Exchanges will continue so
                   long as your fund balance is sufficient to complete the
                   transfers. You may terminate your program or change the
                   amount of the exchange (subject to the $100 minimum) by
                   calling 1-800-345-6611. Be sure to complete the appropriate section of the account application for this feature.
-------------------------------------------------------------------------------
By dividend        You may automatically invest dividends distributed by
diversification    another fund into the same class of shares of the Fund at
                   no additional sales charge. To invest your dividends in the
                   Fund, call 1-800-345-6611.

                                                                             ---

Your Account



SALES CHARGES
--------------------------------------------------------------------------------
You may be subject to an initial sales charge when you purchase, or a contingent deferred sales charge (CDSC) when you sell, shares of the Fund.
These sales charges are described below. In certain circumstances, the sales charge may be waived, as described below and in the Statement of Additional Information.

       ------------------------------------------------------------------

         CHOOSING A SHARE CLASS
         The Fund offers three classes of shares in this prospectus -- Class A, B and C. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you expect to invest. If your financial advisor does not participate in the Class B discount program, purchases of $250,000 or more but less than $1 million can be made only in Class A or Class C shares. Purchases of $1 million or more can be made only in Class A shares. Based on your personal situation, your financial advisor can help you decide which class of shares makes the most sense for you.

         The Fund also offers an additional class of shares, Class Z shares, exclusively to certain institutional and other investors. Class Z shares are made available through a
         separate prospectus provided to eligible institutional and other investors.
       ------------------------------------------------------------------

Class A shares Your purchases of Class A shares are made at the public offering price for these shares. This price includes a sales charge that is based on the amount of your initial investment when you open your account. The sales charge you pay on an additional investment is based on the total amount of your purchase and the current value of your account. Shares you purchase with reinvested dividends are not subject to a sales charge. A portion of the sales charge is paid as a commission to your financial advisor on the sale of Class A shares. The amount of the sales charge differs depending on the amount you invest as shown in the table below.

 Class A Sales Charges

                                                             % of offering
                                       Sales Charge as % of:     price
                                                    net       retained by
                                       offering    amount    your financial
        Amount of purchase              price     invested      advisor
        Less than $50,000                5.75       6.10          5.00
        -------------------------------------------------------------------
        $50,000 to less than $100,000    4.50       4.71          3.75
        -------------------------------------------------------------------
        $100,000 to less than $250,000   3.50       3.63          2.75
        -------------------------------------------------------------------
        $250,000 to less than $500,000   2.50       2.56          2.00
        -------------------------------------------------------------------
        $500,000 or more                 2.00       2.04          1.75

   In addition to the initial sales charge paid to your financial advisor and distributor, a 0.25% annual commission is paid to your financial advisor over the life of your investment out of your Fund assets as a 12b-1 fee.

   The Fund's distributor may also pay additional compensation to financial advisors as a promotional incentive.

   For Class A share purchases by participants in certain group retirement plans offered through a fee-based program, financial advisors receive a 1.00% commission from the distributor on all purchases of less than $3 million. For purchases of $3 million to less than $5 million, $5 million to less than $25 million and for $25 million or more, the financial advisors receive from the distributor a commission of 0.80%, 0.50% and 0.25%, respectively.

---

                                 Your Account



       ------------------------------------------------------------------

         UNDERSTANDING CONTINGENT DEFERRED SALES CHARGES
         Certain investments in Class A, B and C shares are subject to a CDSC, a sales charge applied at the time you sell your
         shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the
         time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares you purchase with reinvested dividends or other distributions are not subject to a CDSC. When you place an order to sell shares, your Fund will automatically sell first those shares not subject to a CDSC and then those you have held the
         longest.
       ------------------------------------------------------------------

   Reduced Sales Charges for Larger Investments You may pay a lower sales charge when purchasing Class A shares through Rights of Accumulation. If the combined value of the Fund accounts in all classes maintained by you, your spouse or your minor children, together with the value of your current purchases reaches a sales charge discount level (according to the chart on the previous page), your current purchase will receive the lower sales charge; provided that you have notified your financial advisor in writing of the identity of such other accounts and your relationship to the other account holders. You may also pay a lower sales charge when purchasing Class A shares by signing a Statement of Intent within 90 days of your purchase. See the Class A sales charge table above. By doing so, you would be able to pay the lower sales charge on all purchases applicable to purchases of a stated minimum amount by agreeing to invest a total of at least that amount within 13 months. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date. In addition, certain investors may purchase shares at a reduced sales charge or net asset value, which is the value of a Fund share excluding any sales charges. See the Statement of Additional Information for a description of these situations. Please see the back page of this prospectus for information on how to obtain a copy of the Statement of Additional Information. Upon request, a Statement of Intent may be applied retroactively to reflect purchases within 90 days.

   Class B shares Your purchases of Class B shares are at Class B's net asset value. Class B shares have no front-end sales charge, but they do carry a CDSC that is imposed only on shares sold prior to the elimination of the CDSC as shown in the applicable chart below. The CDSC generally declines each year and eventually disappears over time. The distributor pays your financial advisor an up-front commission on sales of Class B shares as described in the charts below. In addition, Class B shares bear ongoing service and distribution fees that are higher than those borne by Class A shares.

Purchases of less than $250,000:

 Class B Sales Charges

                                               % deducted when
                 Holding period after purchase shares are sold
                     Through first year             5.00
                 ---------------------------------------------
                     Through second year            4.00
                 ---------------------------------------------
                     Through third year             3.00
                 ---------------------------------------------
                     Through fourth year            3.00
                 ---------------------------------------------
                     Through fifth year             2.00
                 ---------------------------------------------
                     Through sixth year             1.00
                 ---------------------------------------------
                     Longer than six years          0.00

                                                                             ---

                                 Your Account



   Up-front commission to financial advisors is 5.00% and is paid by the distributor. From the 12b-1 annual fee of 1.00% paid out of your Fund assets, the distributor retains 0.75%, and your financial advisor is paid the remaining 0.25% as an ongoing commission.

   The conversion of Class B shares to Class A shares occurs automatically eight years after purchase.

   You can pay a lower CDSC and reduce the holding period when making purchases of Class B shares through a financial advisor firm that participates in the Class B share discount program for larger purchases as described in the charts below. Some financial advisors are not able to participate because their record keeping or transaction processing systems are not designed to accommodate these reductions. For non-participating financial advisors, purchases of Class B shares must be less than $250,000. Consult your financial advisor to see whether it participates in the discount program for larger purchases. For participating financial advisors, Rights of Accumulation apply, so that if the combined value of Fund accounts in all classes maintained by you, your spouse or your minor children, together with the value of your current purchase, is at or above a discount level, your current purchase will receive the lower CDSC and the applicable reduced holding period; provided that you have notified your financial advisor in writing of the identity of such other accounts and your relationship to the other account holders.

Purchases of $250,000 to less than $500,000:

 Class B Sales Charges

                                               % deducted when
                 Holding period after purchase shares are sold
                      Through first year            3.00
                 ---------------------------------------------
                      Through second year           2.00
                 ---------------------------------------------
                      Through third year            1.00

   Up-front commission to financial advisors is 2.50% and is paid by the distributor. From the 12b-1 annual fee of 1.00% paid out of your Fund assets, the distributor retains 0.75%, and your financial advisor is paid the remaining 0.25% as an ongoing commission.

   The conversion of Class B shares to Class A shares occurs automatically four years after purchase.

Purchases of $500,000 to less than $1 million:

 Class B Sales Charges

                                               % deducted when
                 Holding period after purchase shares are sold
                      Through first year            3.00
                 ---------------------------------------------
                      Through second year           2.00
                 ---------------------------------------------
                      Through third year            1.00

   Up-front commission to financial advisors is 1.75% and is paid by the distributor. From the 12b-1 annual fee of 1.00% paid out of your Fund assets, the distributor retains 0.75%, and your financial advisor is paid the remaining 0.25% as an ongoing commission.

   The conversion of Class B shares to Class A shares occurs automatically three years after purchase.

   If you exchange into a fund participating in the Class B share discount program or transfer your fund account from a financial advisor that does not participate in the program to one that does, the exchanged or transferred

---

                                 Your Account


shares will retain the pre-existing CDSC but any additional purchases of Class B shares which, together with the exchanged or transferred account, exceed the applicable discount level will be subject to the lower CDSC and the reduced holding period for amounts in excess of the discount level. Your financial advisor will receive the lower commission for purchases in excess of the applicable discount level. If you exchange from a participating fund or transfer your account from a financial advisor that does participate in the program into a non-participating fund or to a financial advisor that does not participate in the program, the exchanged or transferred shares will retain the pre-existing CDSC schedule and holding period but all additional purchases of Class B shares will be subject to the higher CDSC and longer holding period of the non-participating fund or applicable to the non-participating financial advisor.

   Class C shares Your purchases of Class C shares are at Class C's net asset value. Although Class C shares have no front-end sales charge, they carry a CDSC of 1.00% that is applied to shares sold within the first year after they are purchased. After holding shares for one year, you may sell them at any time without paying a CDSC. The distributor pays your financial advisor an up-front commission of 1.00% on sales of Class C shares. In addition, Class C shares bear ongoing service and distribution fees that are higher than those borne by Class A shares.

 Class C Sales Charges


                                               % deducted when
                 Holding period after purchase shares are sold
                     Through one year               1.00
                 ---------------------------------------------
                     Longer than one year           0.00

   A 1.00% annual commission is paid to your financial advisor and the distributor over the life of your investment out of your Fund assets.

PAYMENTS TO YOUR FINANCIAL ADVISOR
--------------------------------------------------------------------------------
   Normally your financial advisor receives certain initial and ongoing payments based on your purchase and continued holding of shares of the Fund as described above under "Sales Charges." For specific details on those payments or any other payments that may be received, you should contact your financial advisor.

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------
   You may exchange your shares for shares of the same share class (and in some cases, certain other classes) of another fund distributed by Columbia Funds Distributor, Inc. at net asset value. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares may be subject to a CDSC, depending upon when you originally purchased the shares you are exchanging. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC will be the CDSC of the original fund. Shareholders of Columbia Acorn Funds that qualify to purchase Class A shares at net asset value may exchange their Class
A shares for Class Z shares of another fund distributed by Columbia Funds Distributor, Inc. (see the Statement of Additional Information for a description of these situations). Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the adviser in its discretion determines that your exchange activity may adversely impact its ability to manage the Fund. See "Fund Policy on Trading of Fund Shares" for the Fund's policy. If you acquired Class A shares of Columbia Acorn International by exchange from

                                                                             ---

                                 Your Account


another fund, you will not be permitted to exchange those shares into another fund for 30 days, although you may redeem those shares at any time. An exchange order received prior to the expiration of the 30-day period will not be honored. See "Fund Policy on Trading of Fund Shares" for the Fund's Policy. To exchange by telephone, call 1-800-422-3737. Please have your account and taxpayer identification numbers available when calling.

HOW TO SELL SHARES
--------------------------------------------------------------------------------
   Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of the Fund on any regular business day that the NYSE is open.

   When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and Medallion Signature Guarantees, (ii) you have included any certificates for shares to be sold, and (iii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.

   The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities rather than cash, under certain circumstances. For more information, see "Fund Policy on Trading of Fund Shares" below as well as the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

---

                                 Your Account



 Outlined below are the various options for selling shares:

 Method            Instructions
 Through your      You may call your financial advisor to place your sell
 financial advisor order. To receive the current trading day's price, your financial advisor must receive your request prior to the
                   close of regular trading on the NYSE, usually 4:00 p.m.
                   Eastern time. Your financial advisor may charge you fees
                   for executing a redemption for you.
 ------------------------------------------------------------------------------
 By exchange       You or your financial advisor may sell shares of the Fund
                   by exchanging from the Fund into the same share class (and in some cases, certain other classes) of another fund
                   distributed by Columbia Funds Distributor, Inc. at no
                   additional cost. If you have acquired Class A shares of
                   Columbia Acorn International by exchange from another fund, you will not be permitted to exchange those shares into
                   another fund for 30 days; however you may redeem those
                   shares at any time. An exchange order received prior to the expiration of the 30 day period will not be honored. To
                   exchange by telephone, call 1-800-422-3737.
 ------------------------------------------------------------------------------
 By telephone      You or your financial advisor may sell shares of the Fund
                   by telephone and request that a check be sent to your
                   address of record by calling 1-800-422-3737, unless you
                   have notified the Fund of an address change within the
                   previous 30 days. The dollar limit for telephone sales is
                   $100,000 in a 30-day period. You do not need to set up this feature in advance of your call. Certain restrictions apply to retirement accounts. For details, call 1-800-799-7526.
 ------------------------------------------------------------------------------
 By mail           You may send a signed letter of instruction to the address below. In your letter of instruction, note your Fund's
                   name, share class, account number, and the dollar value or number of shares you wish to sell. All account owners must sign the letter. Signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another eligible guarantor that participates in the Medallion
                   Signature Guarantee Program for amounts over $100,000 or
                   for alternate payee or mailing instructions. Additional
                   documentation is required for sales by corporations,
                   agents, fiduciaries, surviving joint owners and individual retirement account owners. For details, call
                   1-800-345-6611. Mail your letter of instruction to Columbia
                   Funds Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.
 ------------------------------------------------------------------------------
 By wire           You may sell shares of the Fund and request that the
                   proceeds be wired to your bank. You must set up this
                   feature prior to your telephone request. Be sure to
                   complete the appropriate section of the account application for this feature.
 ------------------------------------------------------------------------------
 By systematic     You may automatically sell a specified dollar amount or
 withdrawal plan   percentage of your account on a monthly, quarterly or
                   semiannual basis and have the proceeds sent to you if your account balance is at least $5,000. This feature is not
                   available if you hold your shares in certificate form. All dividend and capital gains distributions must be
                   reinvested. Be sure to complete the appropriate section of the account application for this feature.
 ------------------------------------------------------------------------------
 By electronic     You may sell shares of the Fund and request that the
 funds transfer    proceeds be electronically transferred to your bank.
                   Proceeds may take up to two business days to be received by your bank. You must set up this feature prior to your
                   request. Be sure to complete the appropriate section of the account application for this feature.

FUND POLICY ON TRADING OF FUND SHARES
--------------------------------------------------------------------------------
   Purchases and exchanges should be made for investment purposes only.
Frequent purchases, redemptions or exchanges of Fund shares may disrupt portfolio management and increase Fund expenses. The Fund has adopted certain policies and methods intended to identify and to discourage frequent trading in the Fund. However, as discussed below, the Fund cannot ensure that all such activity can be identified or terminated.

   Right to Reject or Restrict Orders and Close Accounts. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order, including transactions accepted by any shareholder's financial intermediary, when the Fund believes it is in the best interest of the other shareholders to do so. In the event that the Fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. The Fund may also fully redeem the shares and close the account of any shareholder whom it believes is engaged or intends to engage in frequent trading in that Fund or another fund.

   Limitations on the Ability to Identify or to Terminate Frequent Trading. There is no guarantee that the Fund or its agents will be able to detect frequent trading activity or the shareholders engaged in such activity, or, if it is detected, to prevent its recurrence. In particular, a substantial portion of purchase, redemption and exchange orders are received from omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, retirement plans and variable insurance products. The Fund typically is not able to to identify trading by a

                                                                             ---

                                 Your Account


particular beneficial owner in an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in frequent trading. There are also operational and technological limitations on the Fund's agents' ability to identify or terminate frequent trading activity, and the techniques used by the Fund and its agents are not anticipated to identify all frequent trading.

DISTRIBUTION AND SERVICE FEES
--------------------------------------------------------------------------------
   The Fund has adopted a plan under Rule 12b-1 under the Investment Company
Act that permits it to pay its distributor ongoing marketing and other fees to support the sale and distribution of Class A, B and C shares and certain services provided to you by your financial advisor, and your financial advisor may receive all or a portion of those fees attributable to your shares (see "Payments to Your Financial Advisor"). The annual service fee, as a percentage of the value of the shares, may equal up to 0.25% for Class A, Class B and Class C shares. The annual distribution fee is normally 0.10% for Class A shares and 0.75% for Class B and Class C shares. Distribution and service fees are paid out of the assets of these classes. Over time, these fees reduce the return on your investment and cost you more than paying other types of sales charges. Class B shares automatically convert to Class A shares after a certain number of years, eliminating a portion of the distribution fee upon conversion. Conversion may occur three, four or eight years after purchase, depending on the program you purchased your shares under. See "Your Account -- Sales Charge" for the conversion schedules applicable to Class B shares.

OTHER INFORMATION ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------
   How the Fund's Share Price is Determined The price of each class of the Fund's shares is based on its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday). Shares are not priced on days on which the NYSE is closed for trading.

   When you request a transaction, it will be processed at the net asset value (plus any applicable sales charges) next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor, your financial advisor must receive your order by the close of trading on the NYSE to receive that day's price.

   The Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. In determining the net asset value, the Fund must determine the value of each security in its portfolio at the close of each trading day. Because the Fund holds securities that are traded on foreign exchanges, the value of these securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect the Fund's net asset value on the day it is next determined. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations for a security are not available, or when the adviser believes that available market quotations are unreliable, the Fund may use other data to determine a fair value of the security.

   You can find the daily prices of some share classes for the Fund in most major daily newspapers under the heading of "Columbia." You can find daily prices for all share classes by visiting www.columbiafunds.com.

   Account Fees If your account value falls below $1,000 (other than as a result of depreciation in share value), your account may be subject to an annual fee of $20. The Fund's transfer agent will send you written notification of any such action and provide details on how you can add money to your account to avoid this penalty.

---

                                 Your Account



   Share Certificates Share certificates are not available for any class of shares offered by the Fund. If you currently hold previously issued share certificates, you will not be able to sell your shares until you have endorsed your certificates and returned them to the transfer agent.

   Dividends, Distributions, and Taxes The Fund has the potential to make the following distributions:

 Types of Distributions

   Dividends      Represents interest and dividends earned from securities
                  held by the Fund, net of expenses incurred by the Fund.
  ----------------------------------------------------------------------------
   Capital gains  Represents net long-term capital gains on sales of securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.

   Distribution Options The Fund distributes dividends in June and December and any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option call 1-800-345-6611.

   If you do not indicate on your application or at the time your account is established your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.

       ------------------------------------------------------------------

         UNDERSTANDING FUND DISTRIBUTIONS
         The Fund may earn income from the securities it holds. The
         Fund also may realize capital gains or losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.
       ------------------------------------------------------------------


 Distribution Options

    Reinvest all distributions in additional shares of the fund
  ---------------------------------------------------------------------------
    Reinvest all distributions in shares of another fund
  ---------------------------------------------------------------------------
    Receive dividends in cash (see options below) and reinvest capital gains
  ---------------------------------------------------------------------------
    Receive all distributions in cash (with one of the following options):
  .  send the check to your address of record
  .  send the check to a third party address
  .  transfer the money to your bank via electronic funds transfer

   Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution, and all subsequent distributions, will be reinvested in additional shares of the Fund.

   Tax Consequences Unless you are an entity exempt from income taxes or invest under a retirement account, regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on where you live, distributions also may be subject to state and local income taxes.

                                                                             ---

                                 Your Account



   In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income, unless such dividends are "qualified dividend income" (as defined in the Internal Revenue Code) eligible for a reduced rate of tax. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor about foreign, federal, state, local or other applicable tax laws.

   In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling or exchanging shares of the Fund. Such transactions also may be subject to federal, state and local income tax.

   Foreign Income Taxes The Fund may receive investment income from sources within foreign countries, and that income may be subject to foreign income taxes at the source. If the Fund pays non-refundable taxes to foreign governments during the year, the taxes will reduce the Fund's dividends but will still be included in your taxable income. You may be able to claim an offsetting credit or deduction on your tax return for your share of foreign taxes paid by the Fund.

---

Board of Trustees
-------------------------------------------------------------------------------

   The Fund is governed by its board of trustees. More than 75% of the trustees are independent and have no affiliation with the Fund's investment adviser or the distributor. The board of trustees selects the Fund's investment adviser (subject to shareholder approval) and other service providers and oversees their performance. For more detailed information on the board of trustees, please refer to the Statement of Additional Information.

Managing the Fund
-------------------------------------------------------------------------------

INVESTMENT ADVISER
--------------------------------------------------------------------------------
   Columbia Wanger Asset Management, L.P. (Columbia WAM), located at 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606, is the Fund's investment adviser. Columbia WAM and its predecessor have managed mutual funds, including the Fund, since 1992. In its duties as investment adviser, Columbia WAM runs the Fund's day-to-day business, including making investment decisions and placing all orders for the purchase and sale of the Fund's portfolio securities.

   Columbia WAM was previously named Liberty Wanger Asset Management, L.P., and its predecessor was named Wanger Asset Management, L.P. Columbia WAM is a wholly owned subsidiary of Columbia Management Group, Inc., which in turn is a wholly owned subsidiary of Bank of America Corporation.

   Columbia WAM's advisory fee for managing the Fund in 2003 was 0.84% of the Fund's average daily net assets. Columbia WAM also receives an administrative services fee from the Fund at the annual rate of 0.05% of the Fund's average daily net assets.

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
   Columbia WAM uses a team to manage the Fund. Team members share responsibility for providing ideas, information, and knowledge in managing the Fund, and each team member has one or more particular areas of expertise. The portfolio managers are responsible for the daily investment decisions, and utilize the management team's input and advice when making buy and sell determinations.

P. Zachary Egan
   Co-portfolio manager
   P. Zachary Egan is a vice president of Columbia Acorn Trust and co-portfolio manager of Columbia Acorn International since May 2003. He has been a member of the international team since 1999 and a research fellow with the Robert Bosch Foundation in Stuttgart, Germany prior thereto.

Louis J. Mendes
   Co-portfolio manager
   Louis J. Mendes is a vice president of Columbia Acorn Trust and co-portfolio manager of Columbia Acorn International since May 2003. He has been a member of the international team since 2001 and an analyst and portfolio manager with Merrill Lynch Investment Managers specializing in Asian equity markets prior thereto.

                                                                             ---

                    Other Investment Strategies and Risks
                    ---------------------------------------


   The Fund's principal investment strategies and their associated risks are described under "The Fund -- Principal Investment Strategies" and "The Fund -- Principal Investment Risks." This section describes other investments the Fund may make and the risks associated with them. In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques, which are not the principal focus of the Fund and therefore are not described in this prospectus. These types of securities and investment practices and their associated risks and the Fund's fundamental and non-fundamental investment policies are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). The adviser may elect not to buy any of these securities or use any of these techniques. The Fund may not always achieve its investment goal. Except as otherwise noted, approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or any of its investment strategies.

THE INFORMATION EDGE
--------------------------------------------------------------------------------
   The Fund generally invests in entrepreneurially managed smaller and mid-sized companies that it believes are not as well known by financial analysts and whose domination of a niche creates the opportunity for superior earnings-growth potential. Columbia WAM may identify what it believes are important economic, social or technological trends (for example, the growth of out-sourcing as a business strategy, or the productivity gains from the increasing use of technology) and try to identify companies it thinks will benefit from these trends.

   In making investments for the Fund, Columbia WAM relies primarily on independent, internally generated research to uncover companies that may be less well known than the more popular names. To find these companies, Columbia WAM compares growth potential, financial strength and fundamental value among companies.

Growth Potential               Financial Strength                           Fundamental Value
------------------------------------------------------------------------------------------------------------------
..superior technology           .low debt                                    .reasonable stock price relative to
..innovative marketing          .adequate working capital                     growth potential and financial
..managerial skill              .conservative accounting practices            strength
..market niche                  .adequate profit margin                      .valuable assets
..good earnings prospects
..strong demand for product

The realization of this growth A strong balance sheet gives management      Once Columbia WAM uncovers an
potential would likely produce greater flexibility to pursue strategic      attractive company, it identifies a
superior performance that is   objectives and is essential to maintaining a price that it believes would also make
sustainable over time.         competitive advantage.                       the stock a good value.
------------------------------------------------------------------------------------------------------------------

LONG-TERM INVESTING
--------------------------------------------------------------------------------
   Columbia WAM's analysts continually screen companies and make contact with more than 1,000 companies around the globe each year. To accomplish this, Columbia WAM analysts talk to top management, vendors, suppliers and competitors, whenever possible.

   In managing the Fund, Columbia WAM tries to maintain lower taxes and transaction costs by investing with a long-term time horizon (at least two to five years). However, securities purchased on a long-term basis may be sold within 12 months after purchase due to changes in the circumstances of a particular company or industry, or changes in general market or economic conditions.

---

                     Other Investment Strategies and Risks



DERIVATIVE STRATEGIES
--------------------------------------------------------------------------------
   The Fund may enter into a number of derivative strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use these strategies to adjust the Fund's sensitivity to changes in interest rates or for other hedging purposes (i.e., attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is a risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund.

TEMPORARY DEFENSIVE STRATEGIES
--------------------------------------------------------------------------------
   At times, Columbia WAM may determine that adverse market conditions make it desirable to temporarily suspend the Fund's normal investment activities.
During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.

                                                                            ---

Financial Highlights
-------------------------------------------------------------------------------

   The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the Fund's Class A, Class B and Class C shares fiscal years since inception which run from January 1 to December 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements, which have been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the Fund's annual report. You can request a free annual report by calling 1-800-426-3750.

 Columbia Acorn International

                                                        Year ended December 31,
---------------------------------------------------------------------------------------
                                                 2003    2002    2001     2000/(a)/
                                                Class A Class A Class A    Class A
                                                ------- ------- ------- --------
 Net Asset Value --
 Beginning of Period ($)                         15.32   18.35   23.84    28.67
---------------------------------------------------------------------------------------
 Income from Investment Operations ($):
   Net investment income/(b)/                     0.10    0.05    0.01     0.02
   Net realized and unrealized loss               7.08   (3.07)  (5.11)   (1.26)
---------------------------------------------------------------------------------------
  Total from Investment Operations                7.18   (3.02)  (5.10)   (1.24)
---------------------------------------------------------------------------------------
 Less Distributions Declared
 to Shareholders ($):
   From net investment income                    (0.05)  (0.01)     --       --
   From net realized gains                          --      --   (0.39)   (3.59)
---------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders   (0.05)  (0.01)  (0.39)   (3.59)
---------------------------------------------------------------------------------------
 Net Asset Value --
 End of Period ($)                               22.45   15.32   18.35    23.84
---------------------------------------------------------------------------------------
  Total return (%)/(c)/                          46.94  (16.46) (21.59)   (4.85)/(d)/
---------------------------------------------------------------------------------------
 Ratios to Average Net Assets (%):
   Expenses/(e)/                                  1.59    1.56    1.65     1.26/(f)(g)/
   Net investment income/(e)/                     0.57    0.30    0.03     0.73/(f)(g)/
  Portfolio turnover rate (%)                       40      52      45       63/(d)/
  Net assets at end of period (000's) ($)       52,872  33,806  25,587   10,323

(a)Class A Shares were initially offered on October 16, 2000. Per share data reflects activity from that date.
(b)Per share data was calculated using average shares outstanding during the period.
(c)Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d)Not annualized.
(e)The benefits derived from custody fees paid indirectly had no impact.
(f)Annualized.
(g)The ratios of expenses and net investment loss to average net assets, previously reported as 1.59% and 0.40% respectively, were revised to reflect all class specific expenses in this period.

---

                             Financial Highlights



 Columbia Acorn International

                                                        Year ended December 31,
---------------------------------------------------------------------------------------
                                                 2003    2002    2001     2000/(a)/
                                                Class B Class B Class B    Class B
                                                ------- ------- ------- --------
 Net Asset Value --
 Beginning of Period ($)                         15.11   18.22   23.81   28.67
---------------------------------------------------------------------------------------
 Income from Investment Operations ($):
   Net investment loss/(b)/                     (0.02)   (0.06)  (0.12)  (0.01)
   Net realized and unrealized loss               6.98   (3.05)  (5.08)  (1.28)
---------------------------------------------------------------------------------------
  Total from Investment Operations                6.96   (3.11)  (5.20)  (1.27)
---------------------------------------------------------------------------------------
 Less Distributions Declared
 to Shareholders ($):
   From net realized gains                          --      --   (0.39)  (3.59)
---------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders      --      --   (0.39)  (3.59)
---------------------------------------------------------------------------------------
 Net Asset Value --
 End of Period ($)                               22.07   15.11   18.22   23.81
---------------------------------------------------------------------------------------
  Total return (%)/(c)/                          46.06  (17.07) (22.04)  (4.97)/(d)/
---------------------------------------------------------------------------------------
 Ratios to Average Net Assets (%):
   Expenses/(e)/                                  2.24    2.21    2.30    1.91/(f)(g)/
   Net investment loss/(e)/                      (0.10)  (0.35)  (0.62)  (0.08)/(f)(g)/
  Portfolio turnover rate (%)                       40      52      45      63/(d)/
  Net assets at end of period (000's) ($)       39,800  22,560  17,235   5,675

(a)Class B Shares were initially offered on October 16, 2000. Per share data reflects activity from that date.
(b)Per share data was calculated using average shares outstanding during the period.
(c)Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d)Not annualized.
(e)The benefits derived from custody fees paid indirectly had no impact.
(f)Annualized.
(g)The ratios of expenses and net investment loss to average net assets, previously reported as 2.24% and (0.25)% respectively, were revised to reflect all class specific expenses in this period.

                                                                            ---

                             Financial Highlights



 Columbia Acorn International

                                                        Year ended December 31,
----------------------------------------------------------------------------------------
                                                 2003    2002    2001      2000/(a)/
                                                Class C Class C Class C    Class C
                                                ------- ------- ------- --------
 Net Asset Value --
 Beginning of Period ($)                         15.11   18.21   23.81   28.67
----------------------------------------------------------------------------------------
 Income from Investment Operations ($):
   Net investment loss/(b)/                     (0.01)   (0.06)  (0.13)  (0.01)
   Net realized and unrealized loss               6.96   (3.04)  (5.08)  (1.28)
----------------------------------------------------------------------------------------
  Total from Investment Operations                6.95   (3.10)  (5.21)  (1.27)
----------------------------------------------------------------------------------------
 Less Distributions Declared
 to Shareholders ($):
   From net realized gains                          --      --   (0.39)  (3.59)
----------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders      --      --   (0.39)  (3.59)
----------------------------------------------------------------------------------------
 Net Asset Value --
 End of Period ($)                               22.06   15.11   18.21   23.81
----------------------------------------------------------------------------------------
  Total return (%)/(c)/                          46.00  (17.02) (22.08)  (4.97)/(d)/
----------------------------------------------------------------------------------------
 Ratios to Average Net Assets (%):
   Expenses/(e)/                                  2.24    2.21    2.30    1.91/(f) (g)/
   Net investment income (loss)/(e)/             (0.06)  (0.35)  (0.62)  (0.08)/(f) (g)/
  Portfolio turnover rate (%)                       40      52      45      63/(d)/
  Net assets at end of period (000's) ($)       22,990  14,575  14,327   3,965

(a)Class C Shares were initially offered on October 16, 2000. Per share data reflects activity from that date.
(b)Per share data was calculated using average shares outstanding during the period.
(c)Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d)Not annualized.
(e)The benefits derived from custody fees paid indirectly had no impact.
(f)Annualized.
(g)The ratios of expenses and net investment loss to average net assets, previously reported as 2.24% and (0.25)% respectively, were revised to reflect all class specific expenses in this period.

---

Notes
-------------------------------------------------------------------------------

================================================================================

                                                                             ---

FOR MORE INFORMATION
--------------------------------------------------------------------------------
   Additional information about the Fund's investments is available in the Fund's semiannual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.

   You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

   You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:

   Columbia Funds Distributor, Inc.
   One Financial Center
   Boston, MA 02111-2621
   1-800-426-3750
   www.columbiafunds.com

   Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission internet site at www.sec.gov.

   You can review and copy information about the Fund by visiting the following location, and you can obtain copies upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

   Public Reference Room
   Securities and Exchange Commission
   Washington, DC 20549-0102

   Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

Investment Company Act file number:

Columbia Acorn Trust (formerly named Liberty Acorn Trust): 811-01829

..  Columbia Acorn International (formerly named Liberty Acorn International)


--------------------------------------------------------------------------------

[LOGO] ColumbiaFunds

       A Member of Columbia Management Group

       (C)2004 Columbia Funds Distributor, Inc.
       One Financial Center, Boston, MA 02111-2621
       800.426.3750 www.columbiafunds.com
                                                               793-01/778R-0404

Columbia Acorn USA                      Prospectus, May 1, 2004
-------------------------------------------------------------------------------

Class Z Shares

   Advised by Columbia Wanger Asset Management, L.P.

--------------------------------------------------------------------------------
TABLE OF CONTENTS

THE FUND                                  2
--------------------------------------------
Investment Goal.........................  2
Principal Investment Strategies.........  2
Principal Investment Risks..............  2
Performance History.....................  3
Your Expenses...........................  5

YOUR ACCOUNT                              6
--------------------------------------------
How to Buy Shares.......................  6
Eligible Investors......................  7
Sales Charges...........................  8
How to Exchange Shares..................  8
How to Sell Shares......................  9
Fund Policy on Trading of Fund Shares...  9
Other Information About Your Account.... 10


BOARD OF TRUSTEES                        12
--------------------------------------------

MANAGING THE FUND                        12
--------------------------------------------
Investment Adviser...................... 12
Portfolio Manager....................... 12

OTHER INVESTMENT STRATEGIES AND RISKS    13
--------------------------------------------
The Information Edge.................... 13
Long-Term Investing..................... 13
Derivative Strategies................... 14
Temporary Defensive Strategies.......... 14

FINANCIAL HIGHLIGHTS                     15
--------------------------------------------

   Only eligible investors may purchase Class Z shares. See "Your Account -- Eligible Investors" for more information.

   Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

[LOGO] Not FDIC   May Lose Value
       Insured  No Bank Guarantee

The Fund
-------------------------------------------------------------------------------

INVESTMENT GOAL
--------------------------------------------------------------------------------
   Columbia Acorn USA seeks to provide long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
   Columbia Acorn USA invests primarily in stocks of small- and medium-sized U.S. companies. The Fund generally invests in the stocks of U.S. companies with market capitalizations of less than $5 billion at the time of purchase. As long as a stock continues to meet the Fund's other investment criteria, the Fund may choose to hold the stock even if it grows beyond an arbitrary capitalization limit.

   The Fund believes that these smaller companies, which are not as well known by financial analysts, may offer higher return potential than the stocks of larger companies. Columbia Acorn USA typically looks for companies with:

     .   A strong business franchise that offers growth potential.

     .   Products and services that give the company a competitive advantage.

     . A stock price the Fund's investment adviser believes is reasonable relative to the assets and earning power of the company.

   The Fund generally invests substantially all of its assets in U.S. companies, and, under normal circumstances, will invest at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. companies.

   Additional strategies that are not principal investment strategies and the risks associated with them are described below under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
   The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) that could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

   Management risk means that the adviser's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since the Fund purchases equity securities, it is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

---

                                   The Fund



   Sector risk is inherent in the Fund's investment strategy. Companies that are in different but closely related industries are sometimes described as being in the same broad economic sector. The values of stocks of different companies in a market sector may be similarly affected by particular economic or market events. Although the Fund does not intend to focus on any particular sector, at times, the Fund may have a significant portion of its assets invested in a particular sector.

   Smaller companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, smaller companies may not be widely followed by the investment community, which can lower the demand for their stock.

   The securities issued by mid-cap companies may have more risk than those of larger companies. These securities may be more susceptible to market downturns, and their prices could be more volatile.

   An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
   The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class Z shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class Z shares compare with those of a broad measure of market performance for 1 year, 5 years and life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. All returns include the reinvestment of dividends and distributions. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.

       ------------------------------------------------------------------

         UNDERSTANDING PERFORMANCE
         Calendar Year Total Returns show the Fund's Class Z share performance for each completed calendar year since the Fund commenced operations. They include the effects of Fund expenses.

         Average Annual Total Returns are a measure of the Fund's
         Class Z average performance over the past one-year, five-year and life of the Fund periods. They include the effects of Fund expenses.

         The Fund's returns are compared to the Russell 2000(R) Index (Russell 2000(R)). The Russell 2000(R) is a market-weighted index of 2000 small companies formed by taking the largest
         3000 companies and eliminating the largest 1000 of those companies. All third party trademarks are the property of their owners. Unlike the Fund, an index is not an investment, does not incur fees, expenses or taxes, and is not professionally managed.
       ------------------------------------------------------------------




                                                                             ---

                                   The Fund



 Calendar Year Total Returns (Class Z)

                                    [CHART]


 1994    1995   1996    1997   1998    1999    2000    2001    2002     2003
------  ------  -----  ------  -----  ------  ------  ------  -------  -------
                       32.30%  5.79%  23.02%  -8.99%  19.25%  -18.49%   47.13%



                     For the periods shown in bar chart:
                     Best quarter: 2nd quarter 2003, +23.22%
                     Worst quarter: 3rd quarter 2002, -21.21%

   After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor's own tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

 Average Annual Total Returns -- for periods ended December 31, 2003

                                                               Inception                Life of
                                                                 Date    1 Year 5 Years the Fund
Class Z (%)                                                     9/4/96
  Return Before Taxes                                                    47.13   9.87    14.00
  Return After Taxes on Distributions                                    47.13   9.32    13.20
  Return After Taxes on Distributions and Sale of Fund Shares            30.63   8.34    12.03
------------------------------------------------------------------------------------------------
Russell 2000(R)/(1)/ (%)                                           N/A   47.25   7.13     8.63
------------------------------------------------------------------------------------------------

(1)Performance information is from September 4, 1996.

---

                                   The Fund



YOUR EXPENSES
--------------------------------------------------------------------------------
   Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

       ------------------------------------------------------------------

         UNDERSTANDING EXPENSES
         Annual Fund Operating Expenses are paid by the Fund. They include management and administration fees and other administrative costs including transfer agency and custody services.

         Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. It uses the following hypothetical conditions:
         .  $10,000 initial investment
         .  5% total return for each year
         .  Fund operating expenses remain the same
         .  Reinvestment of all dividends and distributions
       ------------------------------------------------------------------

 Shareholder Fees/(1) /(paid directly from your investment)

Maximum sales charge (load) on purchases (%)
 (as a percentage of the offering price)                               None
--------------------------------------------------------------------------------
Maximum deferred sales charge (load) on redemptions (%)
 (as a percentage of the lesser of purchase price or redemption price) None
--------------------------------------------------------------------------------
Redemption fee (%)
 (as a percentage of amount redeemed, if applicable)                   None/(2)/

(1)A $10 annual fee may be deduced from accounts of less than $1,000 and paid to the transfer agent.
(2)There is a $7.50 charge for wiring sale proceeds to your bank.

 Annual Fund Operating Expenses (deducted directly from Fund assets)

                 Management fees/(1)/ (%)................. 0.92
                 ----------------------------------------------
                 Distribution and service (12b-1) fees (%) None
                 ----------------------------------------------
                 Other expenses/(2)/ (%).................. 0.20
                 ----------------------------------------------
                 Total annual fund operating expenses (%). 1.12
                 ----------------------------------------------

(1)In addition to the management fee, the Fund pays the adviser an administrative fee of 0.05%, which is included in "Other expenses."
(2)"Other expenses" have been restated to reflect current transfer agency fees. The Fund's adviser and/or affiliates have contractually agreed to waive a portion of "Other expenses" through April 30, 2005. If this agreement had not been in place, total annual fund operating expenses would have been 1.14%.

 Example Expenses for a $10,000 investment (your actual costs may be higher or lower)

                        1 Year 3 Years 5 Years 10 Years
                         $114   $360    $626    $1,384

                                                                             ---

Your Account
-------------------------------------------------------------------------------

HOW TO BUY SHARES
--------------------------------------------------------------------------------
   Only eligible investors that meet the investment minimums described below may purchase Class Z shares. If you are an eligible investor, your shares will be bought at the next calculated price after the Fund receives your purchase request in "good form." "Good form" means that you placed your order with Columbia Funds Services, Inc. or your financial advisor or your payment has been received and your application is complete, including all necessary signatures. The Fund reserves the right to refuse a purchase order for any reason, including if the Fund believes that doing so would be in the best interest of the Fund and its shareholders. The USA Patriot Act may require us to obtain certain personal information from you which we will use to verify your identity. If you do not provide this information, we reserve the right to close your account or take such other steps as we deem reasonable.

 Outlined below are the various options for buying shares:

Method               Instructions
Through your         Your financial advisor can help you establish your account
financial advisor     and buy Fund shares on your behalf. To receive the current trading day's price, your financial advisor must receive
                      your request prior to the close of regular trading on the
                      New York Stock Exchange (NYSE), usually 4:00 p.m. Eastern
                      time. Your financial advisor may charge you fees for
                      executing the purchase for you.
---------------------------------------------------------------------------------
By check             For new accounts, send a completed application and check
(new account)         made payable to the Fund and mailed to Columbia Funds
                      Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.
---------------------------------------------------------------------------------
By check             For existing accounts, fill out and return the additional
(existing account)    investment stub included in your account statement, or
                      send a letter of instruction including the Fund name and
                      account number with a check made payable to the Fund to
                      Columbia Funds Services, Inc., P.O. Box 8081, Boston, MA
                      02266-8081.
---------------------------------------------------------------------------------
By exchange          You may acquire shares of the Fund for your account by
                      exchanging shares you own in a different fund distributed
                      by Columbia Funds Distributor, Inc. for shares of the same class or Class A shares of the Fund at no additional cost.
                      There may be an additional charge if exchanging from a
                      money market fund. To exchange by telephone, call
                      1-800-422-3737. Please see "How to Exchange Shares" for
                      more information.
---------------------------------------------------------------------------------
By wire              You may purchase shares of the Fund by wiring money from
                      your bank account to your Fund account. To wire funds to
                      your Fund account, call 1-800-422-3737 for wiring
                      instructions.
---------------------------------------------------------------------------------
By electronic        You may purchase shares of the Fund by electronically
funds transfer        transferring money from your bank account to your Fund
(existing account)    account by calling 1-800-422-3737. An electronic funds
                      transfer may take up to two business days to settle and be considered in "good form." You must set up this feature
                      prior to your telephone request. Be sure to complete the
                      appropriate section of the application.
---------------------------------------------------------------------------------
Automatic investment You may make monthly or quarterly investments automatically
 plan                 from your bank account to your Fund account. You may
                      select a pre-authorized amount to be sent via electronic
                      funds transfer. Be sure to complete the appropriate
                      section of the application for this feature.
---------------------------------------------------------------------------------
Automated dollar     You may purchase shares of the Fund for your account by
cost averaging        exchanging $100 or more each month from another fund for
                      shares of the same class of the Fund at no additional
                      cost. You must have a current balance of at least $5,000
                      in the fund the money is coming from. Exchanges will
                      continue so long as your fund balance is sufficient to
                      complete the transfers. You may terminate your program or
                      change the amount of the exchange (subject to the $100
                      minimum) by calling 1-800-345-6611. Be sure to complete
                      the appropriate section of the account application for
                      this feature.
---------------------------------------------------------------------------------
By dividend          You may automatically invest dividends distributed by
 diversification      another fund into the same class of shares of the Fund at
                      no additional sales charge. To invest your dividends in
                      the Fund, call 1-800-345-6611.

---

                                 Your Account



ELIGIBLE INVESTORS
--------------------------------------------------------------------------------
   Only Eligible Investors may purchase Class Z shares of the Fund, directly or by exchange. The Eligible Investors described below are subject to different minimum initial investment requirements. Eligible Investors and their applicable investment minimums are as follows:

No minimum initial investment

     .   Any trustee or director (or family member) of Columbia Acorn Trust;

     . Any employee (or family member) of Columbia Wanger Asset Management, L.P.; and

     . Shares purchased through Columbia Management Group state tuition plans organized under Section 529 of the Internal Revenue Code.

   $50,000 minimum initial investment (by purchase, exchange or transfer)

     . Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of a fund distributed by Columbia Funds Distributor, Inc.
         (i) who holds Class Z shares; (ii) who holds Class A shares that were obtained by exchange or Class Z shares; or (iii) who purchased certain no-load shares of funds merged with funds distributed by Columbia Funds Distributor, Inc.;

     . Any trustee or director (or family member of a trustee or director) of any fund other than the Columbia Acorn Funds distributed by Columbia Funds Distributor, Inc.;

     . Any employee (or family member of an employee) of Bank of America Corporation or its subsidiaries (other than Columbia Wanger Asset Management, L.P.);

     . Any client of Bank of America Corporation or a subsidiary (for shares purchased through an asset management company, trust, retirement plan administration or similar arrangement with Bank of America Corporation or the subsidiary);

     . A retirement plan (or the custodian for such plan) with aggregate plan assets of at least $5 million at the time of purchase and which purchases shares directly from Columbia Funds Distributor, Inc. or through a third-party broker-dealer; and

     . Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Columbia Management Individual Retirement Account from any deferred compensation plan which was a shareholder of any of the funds of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover.

   $100,000 minimum initial investment

     . Clients of broker-dealers or registered investment advisers that both recommend the purchase of Fund shares and charge such clients an asset-based fee; and

     . Any insurance company, trust company, bank, endowment, investment company or foundation purchasing shares for its own account.

                                                                             ---

                                 Your Account



The Fund reserves the right to change the criteria for eligible investors and the investment minimums. For accounts opened prior to December 15, 2003, no minimum investment applies to accounts participating in the automatic investment plan. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders. Finally, pursuant to the Trust's Agreement and Declaration of Trust, the Fund reserves the right to redeem your shares if your account falls below the minimum investment requirements.

SALES CHARGES
--------------------------------------------------------------------------------
   Your purchases of Class Z shares are at net asset value, which is the value of a Class Z share excluding any sales charge. Class Z shares are not subject to an initial sales charge when purchased, or a contingent deferred sales charge when sold.

       ------------------------------------------------------------------

         CHOOSING A SHARE CLASS
         The Fund offers one class of shares in this prospectus --
         Class Z.

         The Fund also offers three additional classes of shares --
         Class A, B and C shares are available through a separate prospectus. Each other share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest.
         Based on your personal situation, your financial advisor can help you decide which class of shares makes the most sense for you. In general, anyone who is eligible to purchase Class
         Z shares, which do not incur Rule 12b-1 fees or sales
         charges, should do so in preference over other classes.
       ------------------------------------------------------------------

   If you purchase Class Z shares of the Fund through certain broker-dealers, banks or other intermediaries (intermediaries), they may charge a fee for their services. They may also place limits on your ability to use services the Fund offers. There are no sales charges or limitations if you purchase shares directly from the Fund, except as described in this prospectus.

If an intermediary is an agent or designee of the Fund, orders are processed at the net asset value next calculated after the intermediary receives the order. The intermediary must segregate any orders it receives after the close of regular trading on the NYSE and transmit those orders separately for execution at the net asset value next determined.

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------
   You may exchange your shares for Class Z or Class A (only if Class Z is not offered) shares of another fund distributed by Columbia Funds Distributor, Inc., at net asset value. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the adviser in its discretion determines that your exchange activity may adversely impact its ability to manage the Fund. See "Fund Policy on Trading of Fund Shares" for the Fund's policy. To exchange by telephone, call 1-800-422-3737. Please have your account and taxpayer identification numbers available when calling.

---

                                 Your Account



HOW TO SELL SHARES
--------------------------------------------------------------------------------
   You may sell shares of the Fund on any regular business day that the NYSE is open.

When the Fund receives your sales request in "good form," shares will be sold at the next calculated net asset value. "Good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and Medallion Signature Guarantees, and (ii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.

   The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities rather than cash, under certain circumstances. For more information, see "Fund Policy on Trading of Fund Shares" below as well as the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

 Outlined below are the various options for selling shares:

 Method            Instructions
 Through your      You may call your financial advisor to place your sell
 financial advisor order. To receive the current trading day's price, your financial advisor must receive your request prior to the
                   close of regular trading on the NYSE, usually 4:00 p.m.
                   Eastern time. Your financial advisor may charge you fees
                   for executing a redemption for you.
 ------------------------------------------------------------------------------
 By exchange       You or your financial advisor may sell shares of the Fund
                   by exchanging from the Fund into Class Z shares or Class A shares of another fund distributed by Columbia Funds
                   Distributor, Inc. at no additional cost. To exchange by
                   telephone, call 1-800-422-3737.
 ------------------------------------------------------------------------------
 By telephone      You or your financial advisor may sell shares of the Fund
                   by telephone and request that a check be sent to your
                   address of record by calling 1-800-422-3737, unless you
                   have notified the Fund of an address change within the
                   previous 30 days. The dollar limit for telephone sales is
                   $100,000 in a 30-day period. You do not need to set up this feature in advance of your call. Certain restrictions apply to retirement accounts. For details, call 1-800-799-7526.
 ------------------------------------------------------------------------------
 By mail           You may send a signed letter of instruction to the address below. In your letter of instruction, note the Fund's name, share class, account number, and the dollar value or number of shares you wish to sell. All account owners must sign
                   the letter. Signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another
                   eligible guarantor that participates in the Medallion
                   Signature Guarantee Program for amounts over $100,000 or
                   for alternate payee or mailing instructions. Additional
                   documentation is required for sales by corporations,
                   agents, fiduciaries, surviving joint owners and individual retirement account owners. For details, call 1-800-345-6611.
                   Mail your letter of instruction to Columbia Funds Services,
                   Inc., P.O. Box 8081, Boston, MA 02266-8081.
 ------------------------------------------------------------------------------
 By wire           You may sell shares of the Fund and request that the
                   proceeds be wired to your bank. You must set up this
                   feature prior to your telephone request. Be sure to
                   complete the appropriate section of the account application for this feature.
 ------------------------------------------------------------------------------
 By systematic     You may automatically sell a specified dollar amount or
 withdrawal plan   percentage of your account on a monthly, quarterly or
                   semiannual basis and have the proceeds sent to you if your account balance is at least $5,000. All dividend and
                   capital gains distributions must be reinvested. Be sure to complete the appropriate section of the account application for this feature.
 ------------------------------------------------------------------------------
 By electronic     You may sell shares of the Fund and request that the
 funds transfer    proceeds be electronically transferred to your bank.
                   Proceeds may take up to two business days to be received by your bank. You must set up this feature prior to your
                   request. Be sure to complete the appropriate section of the account application for this feature.

FUND POLICY ON TRADING OF FUND SHARES
--------------------------------------------------------------------------------
Purchases and exchanges should be made for investment purposes only. Frequent purchases, redemptions or exchanges of Fund shares may disrupt portfolio management and increase Fund expenses. The Fund has adopted certain policies and methods intended to identify and to discourage frequent trading in the Fund. However, as discussed below, the Fund cannot ensure that all such activity can be identified or terminated.

                                                                             ---

                                 Your Account



Right to Reject or Restrict Orders and Close Accounts. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order, including transactions accepted by any shareholder's financial intermediary, when the Fund believes it is in the best interest of the other shareholders to do so. In the event that the Fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. The Fund may also fully redeem the shares and close the account of any shareholder whom it believes is engaged or intends to engage in frequent trading in that Fund or another fund.

Limitations on the Ability to Identify or to Terminate Frequent Trading. There is no guarantee that the Fund or its agents will be able to detect frequent trading activity or the shareholders engaged in such activity, or, if it is detected, to prevent its recurrence. In particular, a substantial portion of purchase, redemption and exchange orders are received from omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, retirement plans and variable insurance products. The Fund typically is not able to identify trading by a particular beneficial owner in an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in frequent trading. There are also operational and technological limitations on the Fund's agents' ability to identify or terminate frequent trading activity, and the techniques used by the Fund and its agents are not anticipated to identify all frequent trading.

OTHER INFORMATION ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------
   How the Fund's Share Price is Determined The price of a Fund's Class Z shares is based on their net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday). Shares are not priced on days on which the NYSE is closed for trading.

When you request a transaction, it will be processed at the net asset value next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the Fund must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor, your financial advisor must receive your order by the close of trading on the NYSE to receive that day's price.

   The Fund determines its net asset value for its Class Z shares by dividing total net assets attributable to Class Z shares by the number of outstanding Class Z shares. In determining the net asset value, the Fund must determine the value of each security in its portfolio at the close of each trading day. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations for a security are unavailable, or when the adviser believes that available market quotations are unreliable, the Fund may use other data to determine a fair value of the security.

   You can find the daily prices of some share classes for the Fund in most major daily newspapers under the heading of "Columbia." You can find daily prices for all share classes by visiting www.columbiafunds.com.

   Account Fees If your account value falls below $1,000 (other than as a result of depreciation in share value), your account may be subject to an annual fee of $20. The Fund's transfer agent will send you written notification of any such action and provide details on how you can add money to your account to avoid this penalty.

   Share Certificates Share certificates are not available for Class Z shares.

   Dividends, Distributions, and Taxes The Fund has the potential to make the following distributions:

---

                                 Your Account



 Types of Distributions

   Dividends      Represents interest and dividends earned from securities
                   held by the Fund, net of expenses incurred by the Fund.
 -----------------------------------------------------------------------------
   Capital gains  Represents net long-term capital gains on sales of securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.

   Distribution Options The Fund distributes dividends in June and December and any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option call 1-800-345-6611.

   If you do not indicate on your application or at the time your account is established your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.

       ------------------------------------------------------------------

         UNDERSTANDING FUND DISTRIBUTIONS
         The Fund may earn income from the securities it holds. The
         Fund also may realize capital gains or losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.
       ------------------------------------------------------------------

 Distribution Options

  Reinvest all distributions in additional shares of the Fund............
---------------------------------------------------------------------------
  Reinvest all distributions in shares of another fund...................
---------------------------------------------------------------------------
  Receive dividends in cash (see options below) and reinvest capital gains
---------------------------------------------------------------------------
  Receive all distributions in cash (with one of the following options):. .. send the check to your address of record
..  send the check to a third party address
..  transfer the money to your bank via electronic funds transfer

   Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution, and all subsequent distributions, will be reinvested in additional shares of the Fund.

   Tax Consequences Unless you are an entity exempt from income taxes or invest under a retirement account, regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on where you live, distributions also may be subject to state and local income taxes.

   In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income, unless such dividends are "qualified dividend income" (as defined in the Internal Revenue Code) for a reduced rate of tax. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor about federal, state, local or other applicable tax laws.

   In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling or exchanging shares of the Fund. Such transactions also may be subject to federal, state and local income tax.

                                                                             ---

Board of Trustees
-------------------------------------------------------------------------------

   The Fund is governed by its board of trustees. More than 75% of the trustees are independent and have no affiliation with the Fund's investment adviser or the distributor. The board of trustees selects the Fund's investment adviser (subject to shareholder approval) and other service providers and oversees their performance. For more detailed information on the board of trustees, please refer to the Statement of Additional Information.

Managing the Fund
-------------------------------------------------------------------------------

INVESTMENT ADVISER
--------------------------------------------------------------------------------
   Columbia Wanger Asset Management, L.P. (Columbia WAM), located at 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606, is the Fund's investment adviser. Columbia WAM and its predecessor have managed mutual funds, including the Fund, since 1992. In its duties as investment adviser, Columbia WAM runs the Fund's day-to-day business, including making investment decisions and placing all orders for the purchase and sale of the Fund's portfolio securities.

   Columbia WAM was previously named Liberty Wanger Asset Management, L.P. and its predecessor was named Wanger Asset Management, L.P. ("WAM"). Columbia WAM is a wholly owned subsidiary of Columbia Management Group, Inc., which is an indirect wholly owned subsidiary of Bank of America Corporation.

   Columbia WAM's advisory fee for managing the Fund in 2003 was 0.92% of the Fund's average daily net assets. Columbia WAM also receives an administrative fee from the Fund at the annual rate of 0.05% of the Fund's average daily net assets.

PORTFOLIO MANAGER
--------------------------------------------------------------------------------
   Columbia WAM uses a team to manage the Fund. Team members share responsibility for providing ideas, information, and knowledge in managing the Fund, and each team member has one or more particular areas of expertise. The portfolio managers are responsible for making daily investment decisions, and utilize the management team's input and advice when making buy and sell determinations.

   Robert A. Mohn
Lead portfolio manager
   Robert Mohn is a vice president of Columbia Acorn Trust. He has been a member of the domestic analytical team at Columbia WAM and WAM since August 1992, and was a principal of WAM from 1995 to September 29, 2000. He has managed Columbia Acorn USA since its inception in 1996, co-managed Columbia Acorn Fund since May 2003, and also manages Wanger U.S. Smaller Companies, a mutual fund underlying variable insurance products, and the U.S. portfolio of an investment company whose shares are offered only to non-U.S. investors. Mr. Mohn is a vice president of Wanger Advisors Trust and the director of domestic research for Columbia WAM.



---

Other Investment Strategies and Risks
-----------------------------------------------------------------------------

   The Fund's principal investment strategies and their associated risks are described under "The Fund -- Principal Investment Strategies" and "The Fund -- Principal Investment Risks." This section describes other investments the Fund may make and the risks associated with them. In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques, which are not the principal focus of the Fund and therefore are not described in this prospectus. These types of securities and investment practices and their associated risks are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). The adviser may elect not to buy any of these securities or use any of these techniques. The Fund may not always achieve its investment goal. Except as otherwise noted, approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or any of its investment strategies.

THE INFORMATION EDGE
--------------------------------------------------------------------------------
   The Fund generally invests in entrepreneurially managed smaller and mid-sized companies that it believes are not as well known by financial analysts and whose domination of a niche creates the opportunity for superior earnings-growth potential. Columbia WAM may identify what it believes are important economic, social or technological trends (for example, the growth of out-sourcing as a business strategy, or the productivity gains from the increasing use of technology) and try to identify companies it thinks will benefit from those trends.

   In making investments for the Fund, Columbia WAM relies primarily on independent, internally generated research to uncover companies that may be less well known than the more popular names. To find these companies, Columbia WAM compares growth potential, financial strength and fundamental value among companies.

Growth Potential               Financial Strength                           Fundamental Value
------------------------------------------------------------------------------------------------------------------
..superior technology           .low debt                                    .reasonable stock price relative to
..innovative marketing          .adequate working capital                     growth potential and financial
..managerial skill              .conservative accounting practices            strength
..market niche                  .adequate profit margin                      .valuable assets
..good earnings prospects
..strong demand for product

The realization of this growth A strong balance sheet gives management      Once Columbia WAM uncovers an
potential would likely produce greater flexibility to pursue strategic      attractive company, it identifies a
superior performance that is   objectives and is essential to maintaining a price that it believes would also make
sustainable over time.         competitive advantage.                       the stock a good value.
------------------------------------------------------------------------------------------------------------------

LONG-TERM INVESTING
--------------------------------------------------------------------------------
   Columbia WAM's analysts continually screen companies and make contact with more than 1,000 companies around the globe each year. To accomplish this, Columbia WAM analysts talk to top management, vendors, suppliers and competitors, whenever possible.

   In managing the Fund, Columbia WAM tries to maintain lower taxes and transaction costs by investing with a long-term time horizon (at least two to five years). However, securities purchased on a long-term basis may be sold within 12 months after purchase due to changes in the circumstances of a particular company or industry, or changes in general market or economic conditions.

                                                                            ---

                     Other Investment Strategies and Risks



DERIVATIVE STRATEGIES
--------------------------------------------------------------------------------
   The Fund may enter into a number of derivative strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use these strategies to adjust the Fund's sensitivity to changes in interest rates or for other hedging purposes (i.e., attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is a risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund.

TEMPORARY DEFENSIVE STRATEGIES
--------------------------------------------------------------------------------
   At times, Columbia WAM may determine that adverse market conditions make it desirable to temporarily suspend the Fund's normal investment activities.
During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.

---

Financial Highlights
-------------------------------------------------------------------------------

   The financial highlights table is intended to help you understand the Fund's Class Z financial performance. Information is shown for the Fund's last five fiscal years, which run from January 1 to December 31, unless otherwise indicated. Certain information reflects financial results for a single Class Z share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements, which have been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the Fund's annual report. You can request a free annual report by calling 1-800-426-3750.

 Columbia Acorn USA

                                                            Year ended December 31,
                                                 2003    2002    2001      2000        1999
                                                Class Z Class Z Class Z   Class Z     Class Z
                                                ------- ------- ------- -------      -------
 Net asset value --
 Beginning of period ($)                         14.28   17.52   14.90   16.75        14.80
------------------------------------------------------------------------------------------------

 Income from Investment Operations ($)
   Net investment income (loss)/(a)/             (0.13)  (0.10)  (0.08)  (0.05)        0.00/(b)/
   Net realized and unrealized gain (loss)        6.86   (3.14)   2.94   (1.48)        3.32
------------------------------------------------------------------------------------------------
  Total from Investment Operations                6.73   (3.24)   2.86   (1.53)        3.32
------------------------------------------------------------------------------------------------
 Less Distributions Declared
 to Shareholders ($):
   From net investment income                       --      --      --   (0.00)/(b)/     --
   From net realized gains                          --      --   (0.24)  (0.32)       (1.37)
------------------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders      --      --   (0.24)  (0.32)       (1.37)
------------------------------------------------------------------------------------------------
 Net Asset Value --
 End of Period ($)                               21.01   14.28   17.52   14.90        16.75
------------------------------------------------------------------------------------------------
  Total Return (%)/(c)/                          47.13  (18.49)  19.25   (8.99)       23.02
------------------------------------------------------------------------------------------------
 Ratios to Average Net Assets (%):
   Expenses/(d)/                                  1.11    1.17    1.17    1.15         1.15
   Net investment income (loss)/(d)/             (0.72)  (0.64)  (0.46)  (0.32)        0.00/(e)/
  Portfolio turnover rate (%)                        7      31      24      45           49
  Net assets at end of period (000's) ($)          502     235     229     222          371

(a)Per share was based upon the average shares outstanding during each period.
(b)Rounds to less than $0.01 per share.
(c)Total return at net asset value assuming all distributions reinvested.
(d)The benefits derived from custody fees paid indirectly had no impact.
(e)Rounds to less than 0.01%.

                                                                            ---

FOR MORE INFORMATION
--------------------------------------------------------------------------------
   Additional information about the Fund's investments is available in the Fund's semiannual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.

   You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

   You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:

   Columbia Funds Distributor, Inc.
   One Financial Center
   Boston, MA 02111-2621
   1-800-426-3750
   www.columbiafunds.com

   Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission internet site at www.sec.gov.

   You can review and copy information about the Fund by visiting the following location, and you can obtain copies upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

   Public Reference Room
   Securities and Exchange Commission
   Washington, DC 20549-0102

   Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

Investment Company Act file number:

Columbia Acorn Trust (formerly named Liberty Acorn Trust): 811-01829

..  Columbia Acorn USA (formerly named Liberty Acorn USA)

--------------------------------------------------------------------------------

[LOGO] ColumbiaFunds

       A Member of Columbia Management Group

       (C)2004 Columbia Funds Distributor, Inc.
       One Financial Center, Boston, MA 02111-2621
       800.426.3750 www.columbiafunds.com
                                                               794-01/775R-0404

Columbia Acorn USA                      Prospectus, May 1, 2004
-------------------------------------------------------------------------------

Class A, B and C Shares

   Advised by Columbia Wanger Asset Management, L.P.

--------------------------------------------------------------------------------
TABLE OF CONTENTS

THE FUND                                  2
--------------------------------------------
Investment Goal.........................  2
Principal Investment Strategies.........  2
Principal Investment Risks..............  2
Performance History.....................  4
Your Expenses...........................  5

YOUR ACCOUNT                              7
--------------------------------------------
How to Buy Shares.......................  7
Sales Charges...........................  8
Payments to Your Financial Advisor...... 11
How to Exchange Shares.................. 12
How to Sell Shares...................... 12
Fund Policy on Trading of Fund Shares... 13
Distribution and Service Fees........... 14
Other Information About Your Account.... 14

BOARD OF TRUSTEES                        17
--------------------------------------------

MANAGING THE FUND                        17
--------------------------------------------
Investment Adviser...................... 17
Portfolio Manager....................... 17

OTHER INVESTMENT STRATEGIES AND RISKS    18
--------------------------------------------
The Information Edge.................... 18
Long-Term Investing..................... 18
Derivative Strategies................... 19
Temporary Defensive Strategies.......... 19

FINANCIAL HIGHLIGHTS                     20
--------------------------------------------

   Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

[LOGO] Not FDIC   May Lose Value
       Insured  No Bank Guarantee

The Fund
-------------------------------------------------------------------------------

INVESTMENT GOAL
--------------------------------------------------------------------------------
   Columbia Acorn USA seeks to provide long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
   Columbia Acorn USA invests primarily in stocks of small- and medium-sized U.S. companies. The Fund generally invests in the stocks of U.S. companies with capitalizations of less than $5 billion at the time of purchase. As long as a stock continues to meet the Fund's other investment criteria, the Fund may choose to hold the stock even if it grows beyond an arbitrary capitalization limit.

   The Fund believes that these smaller companies, which are not as well known by financial analysts, may offer higher return potential than the stocks of larger companies.

   Columbia Acorn USA typically looks for companies with:

     .   A strong business franchise that offers growth potential.

     .   Products and services that give the company a competitive advantage.

     . A stock price the Fund's investment adviser believes is reasonable relative to the assets and earning power of the company.

   The Fund generally invests substantially all of its assets in U.S. companies and, under normal circumstances, will invest at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. companies.

   Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
   The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

   Management risk means that the adviser's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

   Since the Fund purchases equity securities, it is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

---

                                   The Fund



   Sector risk is inherent in the Fund's investment strategy. Companies that are in different but closely related industries are sometimes described as being in the same broad economic sector. The values of stocks of different companies in a market sector may be similarly affected by particular economic or market events. Although the Fund does not intend to focus on any particular sector, at times the Fund may have a significant portion of its assets invested in a particular sector.

   Smaller companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, small-cap companies may not be widely followed by the investment community, which can lower the demand for their stock.

   The securities issued by mid-cap companies may have more risk than those of larger companies. These securities may be more susceptible to market downturns and their prices could be more volatile.

   An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                                                             ---

                                   The Fund



PERFORMANCE HISTORY
--------------------------------------------------------------------------------
   The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class A shares, excluding sales charges. The performance table following the bar chart shows how the Fund's average annual total returns for Class A, B and C shares, including sales charges, compare with those of a broad measure of market performance for 1 year and for the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. All returns include the reinvestment of dividends and distributions. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.

       ------------------------------------------------------------------

         UNDERSTANDING PERFORMANCE
         Calendar Year Total Returns show the Fund's Class A share performance for each complete calendar year since the Fund commenced operations. They include the effects of Fund expenses, but not the effects of sales charges. If sales charges were included, these returns would be lower.

         Average Annual Total Returns are a measure of the Fund's average performance over the past one-year and for the life of the Fund. The table shows the returns of each share class and includes the effects of both Fund expenses and current sales charges. Class B share returns do not reflect Class A share returns after conversion of Class B shares to Class A shares (see section "Your Account -- Sales Charges").

         The Fund's returns are compared to the Russell 2000(R) Index (Russell 2000(R)). The Russell 2000(R) is a market-weighted index of 2000 small companies formed by taking the largest
         3000 companies and eliminating the largest 1000 of those companies. All third party trademarks are the property of their owners. Unlike the Fund, an index is not an investment, does not incur fees, expenses or taxes, and is not professionally managed.
       ------------------------------------------------------------------

 Calendar Year Total Returns (Class A)/(1)/

                                    [CHART]

 1994    1995   1996    1997   1998    1999    2000   2001    2002     2003
------  ------  -----  ------  -----  ------  ------  -----  ------   ------
-7.45%  20.80%  22.55% 24.98%  6.02%  33.38%  10.06%  6.14%  -13.31%  45.68%

                     For the periods shown in bar chart:
                     Best quarter: 2nd quarter 2003, +23.06%
                     Worst quarter: 3rd quarter 2002, -21.36%

---

                                   The Fund


   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor's own tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

 Average Annual Total Returns -- for periods ended December 31, 2003/(1)/

                                                               Inception        Life of
                                                                 Date    1 Year the Fund
Class A %                                                      10/16/00
  Return Before Taxes                                                    37.85   11.66
  Return After Taxes on Distributions                                    37.85   11.60
  Return After Taxes on Distributions and Sale of Fund Shares            24.60   10.05
----------------------------------------------------------------------------------------
Class B %                                                      10/16/00
  Return Before Taxes                                                    40.32   12.33
  Return After Taxes on Distributions                                    40.32   12.28
  Return After Taxes on Distributions and Sale of Fund Shares            26.21   10.65
----------------------------------------------------------------------------------------
Class C %                                                      10/16/00
  Return Before Taxes                                                    44.32   13.05
  Return After Taxes on Distributions                                    44.32   12.99
  Return After Taxes on Distributions and Sale of Fund Shares            28.81   11.28
----------------------------------------------------------------------------------------
Russell 2000(R)/(2)/%                                            N/A     47.25    6.16

(1)Performance may reflect any voluntary waiver or reimbursement of Fund expenses by the adviser or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.
(2)Performance information is from October 16, 2000.

YOUR EXPENSES
--------------------------------------------------------------------------------
   Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

       ------------------------------------------------------------------

         UNDERSTANDING EXPENSES
         Sales Charges are paid directly by shareholders to Columbia Funds Distributor, Inc., the Fund's distributor.

         Annual Fund Operating Expenses are paid by the Fund. They include management and administration fees, 12b-1 fees and other administrative costs including transfer agency and custody services.

         Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. It uses the following hypothetical conditions:
         .  $10,000 initial investment
         .  5% total return for each year
         .  Fund operating expenses remain the same
         .  Reinvestment of all dividends and distributions
         .  Class B shares convert to Class A shares after eight years
       ------------------------------------------------------------------

                                                                             ---

                                   The Fund



 Shareholder Fees/(1)/ (paid directly from your investment)

                                                                       Class A    Class B    Class C
Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)                                5.75       None       None
------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) on redemptions (%)
(as a percentage of the lesser of purchase price or redemption price)  1.00/(2)/  5.00       1.00
------------------------------------------------------------------------------------------------------
Redemption fee (%)
(as a percentage of amount redeemed, if applicable)                    None/(3)/  None/(3)/  None/(3)/

(1)A $20 annual fee may be deducted from accounts of less than $1,000 and paid to the transfer agent.
(2)This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 18 months of purchase.
(3)There is a $7.50 charge for wiring sale proceeds to your bank.

 Annual Fund Operating Expenses (deducted directly from fund assets)

                                                 Class A Class B Class C
       Management fees/(1)/ (%)                   0.92    0.92    0.92
       -----------------------------------------------------------------
       Distribution and service (12b-1) fees (%)  0.35    1.00    1.00
       -----------------------------------------------------------------
       Other expenses/(2)/ (%)                    0.35    0.51    0.41
       -----------------------------------------------------------------
       Total annual fund operating expenses (%)   1.62    2.43    2.33

(1)In addition to the management fee, the Fund pays the adviser an administrative fee of 0.05%, which is included in "Other expenses."
(2)"Other expenses" have been restated to reflect current transfer agency fees. The Fund's adviser and/or affiliates have contractually agreed to waive a portion of "Other expenses" through April 30, 2005. If this arrangement had not been in place, total annual fund operating expenses for Classes A, B and C would have been 1.64%, 2.45% and 2.35%, respectively.

 Example Expenses for a $10,000 investment (your actual costs may be higher or lower)

       Class                             1 Year 3 Years 5 Years 10 Years
       Class A:                           $730  $1,061  $1,414   $2,405
       -----------------------------------------------------------------
       Class B: did not sell your shares  $246  $  762  $1,304   $2,585
                sold all your shares at
                the end of the period     $746  $1,062  $1,504   $2,585
       -----------------------------------------------------------------
       Class C: did not sell your shares  $236  $  732  $1,254   $2,685
                sold all your shares at
                the end of the period     $336  $  732  $1,254   $2,685

---

Your Account
-------------------------------------------------------------------------------

HOW TO BUY SHARES
--------------------------------------------------------------------------------
   Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated public offering price. "Good form" means that you placed your order with Columbia Funds Services, Inc. or your financial advisor or your payment has been received and your application is complete, including all necessary signatures. The USA Patriot Act may require us to obtain certain personal information from you which we will use to verify your identity. If you do not provide this information, we reserve the right to close your account or take such other steps as we deem reasonable.

    ------------------------------------------------------------------------

      INVESTMENT MINIMUMS
      Initial Investment.......................................... $50,000
      Subsequent Investments......................................     $50
      The Fund reserves the right to change these investment minimums.
      For accounts opened prior to December 15, 2003, no minimum investment applies to accounts participating in the automatic investment plan. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders. Finally, pursuant to the Trust's Agreement and Declaration of
      Trust, the Fund reserves the right to redeem your shares if your account falls below the minimum investment requirements.
    ------------------------------------------------------------------------

 Outlined below are the various options for buying shares:

Method             Instructions
Through your       Your financial advisor can help you establish your account financial advisor  and buy Fund shares on your behalf. To receive the current trading day's price, your financial advisor must receive
                   your request prior to the close of regular trading on the
                   New York Stock Exchange (NYSE), usually 4:00 p.m. Eastern
                   time. Your financial advisor may charge you fees for
                   executing the purchase for you.
-------------------------------------------------------------------------------
By check           For new accounts, send a completed application and check
 (new account)     made payable to the Fund and mailed to Columbia Funds
                   Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.
-------------------------------------------------------------------------------
By check           For existing accounts, fill out and return the additional
(existing account) investment stub included in your account statement, or send a letter of instruction including your Fund name and
                   account number with a check made payable to the Fund to
                   Columbia Funds Services, Inc., P.O. Box 8081, Boston, MA
                   02266-8081.
-------------------------------------------------------------------------------
By exchange        You or your financial advisor may acquire shares of the
                   Fund for your account by exchanging shares you own in a
                   different fund distributed by Columbia Funds Distributor,
                   Inc. for shares of the same class of the Fund at no
                   additional cost. There may be an additional charge if
                   exchanging from a money market fund. To exchange by
                   telephone, call 1-800-422-3737. Please see "How to Exchange
                   Shares" for more information.
-------------------------------------------------------------------------------
By wire            You may purchase shares of the Fund by wiring money from
                   your bank account to your Fund account. To wire funds to
                   your Fund account, call 1-800-422-3737 for wiring
                   instructions.
-------------------------------------------------------------------------------
By electronic      You may purchase shares of the Fund by electronically
funds transfer     transferring money from your bank account to your Fund
(existing account) account by calling 1-800-422-3737. An electronic funds transfer may take up to two business days to settle and be considered in "good form." You must set up this feature
                   prior to your telephone request. Be sure to complete the
                   appropriate section of the application.
-------------------------------------------------------------------------------
Automatic          You may make monthly or quarterly investments automatically
investment plan    from your bank account to your Fund account. You may select a pre-authorized amount to be sent via electronic funds
                   transfer. Be sure to complete the appropriate section of
                   the application for this feature.
-------------------------------------------------------------------------------
Automated dollar   You may purchase shares of the Fund for your account by
cost averaging     exchanging $100 or more each month from another fund for
                   shares of the same class of the Fund at no additional cost.
                   You must have a current balance of at least $5,000 in the
                   fund the money is coming from. Exchanges will continue so
                   long as your fund balance is sufficient to complete the
                   transfers. You may terminate your program or change the
                   amount of the exchange (subject to the $100 minimum) by
                   calling 1-800-345-6611. Be sure to complete the appropriate section of the account application for this feature.
-------------------------------------------------------------------------------
By dividend        You may automatically invest dividends distributed by
diversification    another fund into the same class of shares of the Fund at
                   no additional sales charge. To invest your dividends in the
                   Fund, call 1-800-345-6611.

                                                                             ---

                                 Your Account



SALES CHARGES
--------------------------------------------------------------------------------
   You may be subject to an initial sales charge when you purchase, or a contingent deferred sales charge (CDSC) when you sell, shares of the Fund.
These sales charges are described below. In certain circumstances, the sales charge may be waived, as described below and in the Statement of Additional Information.

       ------------------------------------------------------------------

         CHOOSING A SHARE CLASS
         The Fund offers three classes of shares in this prospectus -- Class A, B and C. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you expect to invest. If your financial advisor does not participate in the Class B discount program, purchases of $250,000 or more but less than $1 million can be made only in Class A or Class C shares. Purchases of $1 million or more can be made only in Class A shares. Based on your personal situation, your financial advisor can help you decide which class of shares makes the most sense for you.

         The Fund also offers an additional class of shares, Class Z shares, exclusively to certain institutional and other investors. Class Z shares are made available through a
         separate prospectus provided to eligible institutional and other investors.
       ------------------------------------------------------------------

Class A shares Your purchases of Class A shares are made at the public offering price for these shares. This price includes a sales charge that is based on the amount of your initial investment when you open your account. The sales charge you pay on an additional investment is based on the total amount of your purchase and the current value of your account. Shares you purchase with reinvested dividends or other distributions are not subject to a sales charge. A portion of the sales charge is paid as a commission to your financial advisor on the sale of Class A shares. The amount of the sales charge differs depending on the amount you invest as shown in the table below.

 Class A Sales Charges

                                                             % of offering
                                       Sales Charge as % of:     price
                                                    net       retained by
                                       offering    amount    your financial
        Amount of Purchase*             price     invested      advisor
        Less than $50,000**              5.75       6.10          5.00
        -------------------------------------------------------------------
        $50,000 to less than $100,000    4.50       4.71          3.75
        -------------------------------------------------------------------
        $100,000 to less than $250,000   3.50       3.63          2.75
        -------------------------------------------------------------------
        $250,000 to less than $500,000   2.50       2.56          2.00
        -------------------------------------------------------------------
        $500,000 or more*                2.00       2.04          1.75

* Mutual fund wrap programs and group retirement plans that invest $50,000 or more in Class A shares of the Fund will not be subject to a sales charge. Discretionary wrap programs that invest directly with the Fund, trade on an omnibus basis and were invested in the Fund prior to December 15, 2003 became subject to the $50,000 investment minimum effective February 2, 2004.

** Only applicable to accounts opened prior to December 15, 2003.

   In addition to the intial sales charge paid to your financial advisor and distributor, a 0.25% annual commission is paid to your financial advisor over the life of your investment out of your Fund assets as a 12b-1 fee.

   The Fund's distributor may also pay additional compensation to financial advisors as a promotional incentive.

---

                                 Your Account



   For Class A share purchases by participants in certain group retirement plans offered through a fee-based program, financial advisors receive a 1.00% commission from the distributor on all purchases of less than $3 million. For purchases of $3 million to less than $5 million, $5 million to less than $25 million and for $25 million or more, the financial advisors receive from the distributor a commission of 0.80%, 0.50% and 0.25%, respectively.

       ------------------------------------------------------------------

         UNDERSTANDING CONTINGENT DEFERRED SALES CHARGES
         Certain investments in Class A, B and C shares are subject to a CDSC, a sales charge applied at the time you sell your
         shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the
         time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares you purchase with reinvested dividends or other distributions are not subject to a CDSC. When you place an order to sell shares, your Fund will automatically sell first those shares not subject to a CDSC and then those you have held the
         longest.
       ------------------------------------------------------------------

   Reduced Sales Charges for Larger Investments You may pay a lower sales charge when purchasing Class A shares through Rights of Accumulation. If the combined value of the Fund accounts in all classes maintained by you, your spouse or your minor children, together with the value of your current purchase, reaches a sales charge discount level (according to the chart on the previous page), your current purchase will receive the lower sales charge; provided that you have notified your financial advisor in writing of the identity of such other accounts and your relationship to the other account holders. You may also pay a lower sales charge when purchasing Class A shares by signing a Statement of Intent within 90 days of your purchase. See the Class A sales charge table above. By doing so, you would be able to pay the lower sales charge on all purchases applicable to purchases of a stated minimum amount by agreeing to invest a total of at least that amount within 13 months. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date. In addition, certain investors may purchase shares at a reduced sales charge or net asset value, which is the value of a Fund share excluding any sales charges. See the Statement of Additional Information for a description of these situations. Please see the back page of this prospectus for information on how to obtain a copy of the Statement of Additional Information. Upon request, a Statement of Intent may be applied retroactively to reflect purchases within 90 days.

   Class B shares Your purchases of Class B shares are at Class B's net asset value. Class B shares have no front-end sales charge, but they do carry a CDSC that is imposed only on shares sold prior to the elimination of the CDSC as shown in the applicable chart below. The CDSC generally declines each year and eventually disappears over time. The distributor pays your financial advisor an up-front commission on sales of Class B shares as described in the charts below. In addition, Class B shares bear ongoing service and distribution fees that are higher than those borne by Class A shares.

                                                                             ---

                                 Your Account



Purchases of less than $250,000:

 Class B Sales Charges

                                               % deducted when
                 Holding period after purchase shares are sold
                     Through first year.......      5.00
                 ---------------------------------------------
                     Through second year......      4.00
                 ---------------------------------------------
                     Through third year.......      3.00
                 ---------------------------------------------
                     Through fourth year......      3.00
                 ---------------------------------------------
                     Through fifth year.......      2.00
                 ---------------------------------------------
                     Through sixth year.......      1.00
                 ---------------------------------------------
                     Longer than six years....      0.00

   Up-front commission to financial advisors is 5.00% and is paid by the distributor. From the 12b-1 annual fee of 1.00% paid out of your Fund assets, the distributor retains 0.75%, and your financial advisor is paid the remaining 0.25% as an ongoing commission.

   The conversion of Class B shares to Class A shares occurs automatically eight years after purchase.

You can pay a lower CDSC and reduce the holding period when making purchases of Class B shares through a financial advisor that participates in the Class B share discount program for larger purchases as described in the charts below. Some financial advisors are not able to participate because their record keeping or transaction processing systems are not designed to accommodate these reductions. For non-participating financial advisors, purchases of Class B shares must be less than $250,000. Consult your financial advisor to see whether it participates in the discount program for larger purchases. For participating financial advisors, Rights of Accumulation apply, so that if the combined value of Fund accounts in all classes maintained by you, your spouse or your minor children, together with the value of your current purchase, is at or above a discount level, your current purchase will receive the lower CDSC and the applicable reduced holding period; provided that you have notified your financial advisor in writing of the identity of such other accounts and your relationship to the other account holders.

Purchases of $250,000 to less than $500,000:

 Class B Sales Charges

                                               % deducted when
                 Holding period after purchase shares are sold
                    Through first year........      3.00
                 ---------------------------------------------
                    Through second year.......      2.00
                 ---------------------------------------------
                    Through third year........      1.00
                 ---------------------------------------------
                    Longer than three years...      0.00

   Up-front commission to financial advisors is 2.50% and is paid by the distributor. From the 12b-1 annual fee of 1.00% paid out of your Fund assets, the distributor retains 0.75%, and your financial advisor is paid the remaining 0.25% as an ongoing commission.

   The conversion of Class B shares to Class A shares occurs automatically four years after purchase.

---

                                 Your Account



Purchases of $500,000 to less than $1 million:

 Class B Sales Charges

                                               % deducted when
                 Holding period after purchase shares are sold
                      Through first year......      3.00
                 ---------------------------------------------
                      Through second year.....      2.00
                 ---------------------------------------------
                      Through third year......      1.00

   Up-front commission to financial advisors is 1.75% and is paid by the distributor. From the 12b-1 annual fee of 1.00% paid out of your Fund assets, the distributor retains 0.75%, and your financial advisor is paid the remaining 0.25% as an ongoing commission.

   The conversion of Class B shares to Class A shares occurs automatically three years after purchase.

   If you exchange into a fund participating in the Class B share discount program or transfer your fund account from a financial advisor that does not participate in the program to one that does, the exchanged or transferred shares will retain the pre-existing CDSC but any additional purchases of Class B shares which, together with the exchanged or transferred account, exceed the applicable discount level will be subject to the lower CDSC and the reduced holding period for amounts in excess of the discount level. Your financial advisor will receive the lower commission for purchases in excess of the applicable discount level. If you exchange from a participating fund or transfer your account from a financial advisor that does participate in the program into a non-participating fund or to a financial advisor that does not participate in the program, the exchanged or transferred shares will retain the pre-existing CDSC schedule and holding period but all additional purchases of Class B shares will be subject to the higher CDSC and longer holding period of the non-participating fund or applicable to the non-participating financial advisor.

   Class C shares Your purchases of Class C shares are at Class C's net asset value. Although Class C shares have no front-end sales charge, they carry a CDSC of 1.00% that is applied to shares sold within the first year after they are purchased. After holding shares for one year, you may sell them at any time without paying a CDSC. The distributor pays your financial advisor an up-front commission of 1.00% on sales of Class C shares. In addition, Class C shares bear ongoing service and distribution fees that are higher than those borne by Class A shares.

 Class C Sales Charges

                                               % deducted when
                 Holding period after purchase shares are sold
                     Through one year.........      1.00
                 ---------------------------------------------
                     Longer than one year.....      0.00

   A 1.00% annual commission is paid to your financial advisor and the distributor over the life of your investment out of your Fund assets.

PAYMENTS TO YOUR FINANCIAL ADVISOR
--------------------------------------------------------------------------------
   Normally your financial advisor receives certain initial and ongoing payments based on your purchase and continued holding of shares of the Fund as described above under "Sales Charges." For specific details on those payments or any other payments that may be received, you should contact your financial advisor.

                                                                             ---

                                 Your Account



HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------
   You may exchange your shares for shares of the same share class (and in some cases, certain other classes) of another fund distributed by Columbia Funds Distributor, Inc. at net asset value. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares may be subject to a CDSC, depending upon when you originally purchased the shares you are exchanging. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC will be the CDSC of the original fund. Shareholders of Columbia Acorn Funds that qualify to purchase Class A shares at net asset value may exchange their Class
A shares for Class Z shares of another fund distributed by Columbia Funds Distributor, Inc. (See the Statement of Additional Information for a description of these situations.) Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the adviser in its discretion determines that your exchange activity may adversely impact its ability to manage the Fund. See "Fund Policy on Trading of Fund Shares" for the Fund's policy. To exchange by telephone, call 1-800-422-3737. Please have your account and taxpayer identification numbers available when calling.

HOW TO SELL SHARES
--------------------------------------------------------------------------------
   Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of the Fund on any regular business day that the NYSE is open.

   When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and Medallion Signature Guarantees, (ii) you have included any certificates for shares to be sold, and (iii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.

   The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities rather than cash, under certain circumstances. For more information, see "Fund Policy on Trading of Fund Shares" below as well as the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

---

                                 Your Account



 Outlined below are the various options for selling shares:

Method             Instructions
Through your       You may call your financial advisor to place your sell
 financial advisor  order. To receive the current trading day's price, your financial advisor must receive your request prior to the
                    close of regular trading on the NYSE, usually 4:00 p.m.
                    Eastern time. Your financial advisor may charge you fees
                    for executing a redemption for you.
-------------------------------------------------------------------------------
By exchange        You or your financial advisor may sell shares of the Fund
                    by exchanging from the Fund into the same share class (and in some cases, certain other classes) of another fund
                    distributed by Columbia Funds Distributor, Inc. at no
                    additional cost. To exchange by telephone, call
                    1-800-422-3737.
-------------------------------------------------------------------------------
By telephone       You or your financial advisor may sell shares of the Fund
                    by telephone and request that a check be sent to your
                    address of record by calling 1-800-422-3737, unless you
                    have notified the Fund of an address change within the
                    previous 30 days. The dollar limit for telephone sales is
                    $100,000 in a 30-day period. You do not need to set up
                    this feature in advance of your call. Certain restrictions apply to retirement accounts. For details, call 1-800-345-
                    6611.
-------------------------------------------------------------------------------
By mail            You may send a signed letter of instruction to the address below. In your letter of instruction, note your Fund's
                   name, share class, account number, and the dollar value or number of shares you wish to sell. All account owners must sign the letter. Signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another eligible guarantor that participates in the Medallion
                   Signature Guarantee Program for amounts over $100,000 or
                   for alternate payee or mailing instructions. Additional
                   documentation is required for sales by corporations,
                   agents, fiduciaries, surviving joint owners and individual retirement account owners. For details, call 1-800-345-6611.

                   Mail your letter of instruction to Columbia Funds Services,
                    Inc., P.O. Box 8081, Boston, MA 02266-8081.
-------------------------------------------------------------------------------
By wire            You may sell shares of the Fund and request that the
                    proceeds be wired to your bank. You must set up this
                    feature prior to your telephone request. Be sure to
                    complete the appropriate section of the account
                    application for this feature.
-------------------------------------------------------------------------------
By systematic      You may automatically sell a specified dollar amount or
 withdrawal plan    percentage of your account on a monthly, quarterly or
                    semiannual basis and have the proceeds sent to you if your account balance is at least $5,000. This feature is not
                    available if you hold your shares in certificate form. All dividend and capital gains distributions must be
                    reinvested. Be sure to complete the appropriate section of the account application for this feature.
-------------------------------------------------------------------------------
By electronic      You may sell shares of the Fund and request that the
 funds transfer     proceeds be electronically transferred to your bank.
                    Proceeds may take up to two business days to be received
                    by your bank. You must set up this feature prior to your
                    request. Be sure to complete the appropriate section of
                    the account application for this feature.

FUND POLICY ON TRADING OF FUND SHARES
--------------------------------------------------------------------------------
   Purchases and exchanges should be made for investment purposes only.
Frequent purchases, redemptions or exchanges of Fund shares may disrupt portfolio management and increase Fund expenses. The Fund has adopted certain policies and methods intended to identify and to discourage frequent trading in the Fund. However, as discussed below, the Fund cannot ensure that all such activity can be identified or terminated.

   Right to Reject or Restrict Orders and Close Accounts. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order, including transactions accepted by any shareholder's financial intermediary, when the Fund believes it is in the best interest of the other shareholders to do so. In the event that the Fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. The Fund may also fully redeem the shares and close the account of any shareholder whom it believes is engaged or intends to engage in frequent trading in that Fund or another Fund.

   Limitations on the Ability to Identify or to Terminate Frequent Trading. There is no guarantee that the Fund or its agents will be able to detect frequent trading activity or the shareholders engaged in such activity, or, if it is detected, to prevent its recurrence. In particular, a substantial portion of purchase, redemption and exchange orders are received from omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, retirement plans and variable insurance products. The Fund typically is not able to identify trading by a particular

                                                                             ---

                                 Your Account


beneficial owner in an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in frequent trading. There are also operational and technological limitations on the Fund's agents' ability to identify or terminate frequent trading activity, and the techniques used by the Fund and its agents are not anticipated to identify all frequent trading.

DISTRIBUTION AND SERVICE FEES
--------------------------------------------------------------------------------
   The Fund has adopted a plan under Rule 12b-1 under the Investment Company
Act that permits it to pay its distributor ongoing marketing and other fees to support the sale and distribution of Class A, B and C shares and certain services provided to you by your financial advisor, and your financial advisor may receive all or a portion of those fees attributable to your shares (see "Payments to Your Financial Advisor"). The annual service fee, as a percentage of the value of the shares, may equal up to 0.25% for Class A, Class B and Class C shares. The annual distribution fee is normally 0.10% for Class A shares and 0.75% for Class B and Class C shares. Distribution and service fees are paid out of the assets of these classes. Over time, these fees reduce the return on your investment and cost you more than paying other types of sales charges. Class B shares automatically convert to Class A shares after a certain number of years, eliminating a portion of the distribution fee upon conversion. Conversion may occur three, four or eight years after purchase, depending on the program you purchased your shares under. See "Your Account -- Sales Charge" for the conversion schedules applicable to Class B shares.

OTHER INFORMATION ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------
   How the Fund's Share Price is Determined The price of each class of the Fund's shares is based on its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday). Shares are not priced on days on which the NYSE is closed for trading.

   When you request a transaction, it will be processed at the net asset value (plus any applicable sales charges) next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor, your financial advisor must receive your order by the close of trading on the NYSE to receive that day's price.

   The Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. In determining the net asset value, the Fund must determine the value of each security in its portfolio at the close of each trading day. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations for a security are unavailable, or when the adviser believes that available market quotations are unreliable, the Fund may use other data to determine a fair value of the security.

   You can find the daily prices of some share classes for the Fund in most major daily newspapers under the heading of "Columbia." You can find daily prices for all share classes by visiting www.columbiafunds.com.

   Account Fees If your account value falls below $1,000 (other than as a result of depreciation in share value), your account may be subject to an annual fee of $20. The Fund's transfer agent will send you written notification of any such action and provide details on how you can add money to your account to avoid this penalty.

---

                                 Your Account



   Share Certificates Share certificates are not available for any class of shares offered by the Fund. If you currently hold previously issued share certificates, you will not be able to sell your shares until you have endorsed your certificates and returned them to the transfer agent.

   Dividends, Distributions, and Taxes The Fund has the potential to make the following distributions:

 Types of Distributions

   Dividends      Represents interest and dividends earned from securities
                   held by the Fund, net of expenses incurred by the Fund.
 -----------------------------------------------------------------------------
   Capital gains  Represents net long-term capital gains on sales of securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.

       ------------------------------------------------------------------

         UNDERSTANDING FUND DISTRIBUTIONS
         The Fund may earn income from the securities it holds. The
         Fund also may realize capital gains or losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.
       ------------------------------------------------------------------

   Distribution Options The Fund distributes dividends in June and December and any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option call 1-800-345-6611.

   If you do not indicate on your application or at the time your account is established your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.

 Distribution Options

    Reinvest all distributions in additional shares of the Fund..............
  ---------------------------------------------------------------------------
    Reinvest all distributions in shares of another fund.....................
  ---------------------------------------------------------------------------
    Receive dividends in cash (see options below) and reinvest capital gains.
  ---------------------------------------------------------------------------
    Receive all distributions in cash (with one of the following options):... . send the check to your address of record
  .  send the check to a third party address
  .  transfer the money to your bank via electronic funds transfer

   Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution, and all subsequent distributions, will be reinvested in additional shares of the Fund.

                                                                             ---

                                 Your Account



   Tax Consequences Unless you are an entity exempt from income taxes or invest under a retirement account, regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on where you live, distributions also may be subject to state and local income taxes.

   In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income, unless such dividends are "qualified dividend income" (as defined in the Internal Revenue Code) eligible for a reduced rate of tax. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor about federal, state, local or other applicable tax laws.

   In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling or exchanging shares of the Fund. Such transactions also may be subject to federal, state and local income tax.

---

Board of Trustees
-------------------------------------------------------------------------------

   The Fund is governed by its board of trustees. More than 75% of the trustees are independent and have no affiliation with the Fund's investment adviser or the distributor. The board of trustees selects the Fund's investment adviser (subject to shareholder approval) and other service providers and oversees their performance.
For more detailed information on the board of trustees, please refer to the Statement of Additional Information.

Managing the Fund
-------------------------------------------------------------------------------

INVESTMENT ADVISER
--------------------------------------------------------------------------------
   Columbia Wanger Asset Management, L.P. (Columbia WAM), located at 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606, is the Fund's investment adviser. Columbia WAM and its predecessor have managed mutual funds, including the Fund, since 1992. In its duties as investment adviser, Columbia WAM runs the Fund's day-to-day business, including making investment decisions and placing all orders for the purchase and sale of the Fund's portfolio securities.

   Columbia WAM was previously named Liberty Wanger Asset Management, L.P. and its predecessor was named Wanger Asset Management, L.P. ("WAM"). Columbia WAM is a wholly owned subsidiary of Columbia Management Group, Inc., which is an indirect wholly owned subsidiary of Bank of America Corporation.

   Columbia WAM's advisory fee for managing the Fund in 2003 was 0.92% of the Fund's average daily net assets. Columbia WAM also receives an administrative services fee from the Fund at the annual rate of 0.05% of the Fund's average daily net assets.

PORTFOLIO MANAGER
--------------------------------------------------------------------------------
   Columbia WAM uses a team to manage the Fund. Team members share responsibility for providing ideas, information, and knowledge in managing the Fund, and each team member has one or more particular areas of expertise. The portfolio managers are responsible for making daily investment decisions, and utilize the management team's input and advice when making buy and sell determinations.

Robert A. Mohn
   Lead portfolio manager
   Robert Mohn is a vice president of Columbia Acorn Trust. He has been a member of the domestic analytical team at Columbia WAM and WAM since August 1992, and was a principal of WAM from 1995 to September 29, 2000. He has managed Columbia Acorn USA since its inception in 1996, co-managed Columbia Acorn Fund since May 2003, and also manages Wanger U.S. Smaller Companies, a mutual fund underlying variable insurance products, and the U.S. portfolio of an investment company whose shares are offered only to non-U.S. investors. Mr. Mohn is a vice president of Wanger Advisors Trust and the director of domestic research for Columbia WAM.

                                                                             ---

Other Investment Strategies and Risks
-------------------------------------------------------------------------------

   The Fund's principal investment strategies and their associated risks are described under "The Fund -- Principal Investment Strategies" and "The Fund -- Principal Investment Risks." This section describes other investments the Fund may make and the risks associated with them. In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques, which are not the principal focus of the Fund and therefore are not described in this prospectus. These types of securities and investment practices and their associated risks are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). The adviser may elect not to buy any of these securities or use any of these techniques. The Fund may not always achieve its investment goal. Except as otherwise noted, approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or any of its investment strategies.

THE INFORMATION EDGE
--------------------------------------------------------------------------------
   The Fund generally invests in entrepreneurially managed smaller and mid-sized companies that it believes are not as well known by financial analysts and whose domination of a niche creates the opportunity for superior earnings-growth potential. Columbia WAM may identify what it believes are important economic, social or technological trends (for example, the growth of out-sourcing as a business strategy, or the productivity gains from the increasing use of technology) and try to identify companies it thinks will benefit from these trends.

   In making investments for the Fund, Columbia WAM relies primarily on independent, internally generated research to uncover companies that may be less well known than the more popular names. To find these companies, Columbia WAM compares growth potential, financial strength and fundamental value among companies.

Growth Potential               Financial Strength                           Fundamental Value
------------------------------------------------------------------------------------------------------------------
..superior technology           .low debt                                    .reasonable stock price relative to
..innovative marketing          .adequate working capital                     growth potential and financial
..managerial skill              .conservative accounting practices            strength
..market niche                  .adequate profit margin                      .valuable assets
..good earnings prospects
..strong demand for product

The realization of this growth A strong balance sheet gives management      Once Columbia WAM uncovers an
potential would likely produce greater flexibility to pursue strategic      attractive company, it identifies a
superior performance that is   objectives and is essential to maintaining a price that it believes would also make
sustainable over time.         competitive advantage.                       the stock a good value.
------------------------------------------------------------------------------------------------------------------

LONG-TERM INVESTING
--------------------------------------------------------------------------------
   Columbia WAM's analysts continually screen companies and make contact with more than 1,000 companies around the globe each year. To accomplish this, Columbia WAM analysts talk to top management, vendors, suppliers and competitors, whenever possible.

   In managing the Fund, Columbia WAM tries to maintain lower taxes and transaction costs by investing with a long-term time horizon (at least two to five years). However, securities purchased on a long-term basis may be sold within 12 months after purchase due to changes in the circumstances of a particular company or industry, or changes in general market or economic conditions.

---

                     Other Investment Strategies and Risks



DERIVATIVE STRATEGIES
--------------------------------------------------------------------------------
   The Fund may enter into a number of derivative strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use these strategies to adjust the Fund's sensitivity to changes in interest rates or for other hedging purposes (i.e., attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is a risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund.

TEMPORARY DEFENSIVE STRATEGIES
--------------------------------------------------------------------------------
   At times, Columbia WAM may determine that adverse market conditions make it desirable to temporarily suspend the Fund's normal investment activities.
During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.

                                                                            ---

Financial Highlights
-------------------------------------------------------------------------------

   The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the Fund's Class A, Class B and Class C shares fiscal years since inception which run from January 1 to December 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements, which have been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the Fund's annual report. You can request a free annual report by calling 1-800-426-3750.

 The Fund

                                                        Year ended December 31,
                                                 2003    2002    2001     2000/(a)/
                                                Class A Class A Class A    Class A
                                                ------- ------- ------- --------
 Net Asset Value --
 Beginning of Period ($)                         14.18   17.50   14.88   13.83
---------------------------------------------------------------------------------------
 Income from Investment Operations ($):
   Net investment loss/(b)/                      (0.22)  (0.19)  (0.19)  (0.01)
   Net realized and unrealized gain (loss)        6.78   (3.13)   2.96    1.06
---------------------------------------------------------------------------------------
  Total from Investment Operations                6.56   (3.32)   2.77    1.05
---------------------------------------------------------------------------------------
 Less Distributions Declared
 to Shareholders ($):
   From net realized gains                          --      --   (0.15)     --
---------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders      --      --   (0.15)     --
---------------------------------------------------------------------------------------
 Net Asset Value --
 End of Period ($)                               20.74   14.18   17.50   14.88
---------------------------------------------------------------------------------------
  Total Return (%)/(c)/                          46.26  (18.97)  18.65    7.59/(d)/
---------------------------------------------------------------------------------------
 Ratios to Average Net Assets (%):
   Expenses/(e)/                                  1.65    1.74    1.84    1.41/(f)(g)/
   Net investment loss/(e)/                      (1.26)  (1.21)  (1.13)  (0.73)/(f)(g)/
  Portfolio turnover rate (%)                        7      31      24      45/(d)/
  Net assets at end of period (000's) ($)       89,650  32,422  20,455     798

(a)Class A shares were initially offered on October 16, 2000. Per share data reflects activity from that date.
(b)Per share data was calculated using average shares outstanding during the period.
(c)Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d)Not annualized.
(e)The benefits derived from custody fees paid indirectly had no impact.
(f)Annualized.
(g)The ratios of expenses and net investment loss to average net assets, previously reported as 1.17% and (0.49)% respectively, were revised to reflect all class specific expenses in this period.


---

                             Financial Highlights


 The Fund

                                                        Year ended December 31,
                                                 2003    2002    2001     2000/(a)/
                                                Class B Class B Class B    Class B
                                                ------- ------- ------- --------
 Net Asset Value --
 Beginning of Period ($)                         14.01   17.40   14.87   13.83
---------------------------------------------------------------------------------------
 Income from Investment Operations ($):
   Net investment loss/(b)/                      (0.32)  (0.29)  (0.30)  (0.03)
   Net realized and unrealized gain (loss)        6.67   (3.10)   2.96    1.07
---------------------------------------------------------------------------------------
  Total from Investment Operations                6.35   (3.39)   2.66    1.04
---------------------------------------------------------------------------------------
 Less Distributions Declared
 to Shareholders ($):
   From net realized gains                          --      --   (0.13)     --
---------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders      --      --   (0.13)     --
---------------------------------------------------------------------------------------
 Net Asset Value --
 End of Period ($)                               20.36   14.01   17.40   14.87
---------------------------------------------------------------------------------------
  Total Return (%)/(c)/                          45.32  (19.48)  17.92    7.52/(d)/
---------------------------------------------------------------------------------------
 Ratios to Average Net Assets (%):
   Expenses/(e)/                                  2.30    2.39    2.49    2.06/(f)(g)/
   Net investment loss/(e)/                      (1.91)  (1.86)  (1.78)  (1.38)/(f)(g)/
  Portfolio turnover rate (%)                        7      31      24      45/(d)/
  Net assets at end of period (000's) ($)       66,175  37,478  27,722     685

(a)Class B shares were initially offered on October 16, 2000. Per share data reflects activity from that date.
(b)Per share data was calculated using average shares outstanding during the period.
(c)Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d)Not annualized.
(e)The benefits derived from custody fees paid indirectly had no impact.
(f)Annualized.
(g)The ratios of expenses and net investment loss to average net assets, previously reported as 1.82% and (1.14)%, respectively, were revised to reflect all class specific expenses in this period.

                                                                            ---

                             Financial Highlights



 The Fund

                                                        Year ended December 31,
                                                 2003    2002    2001     2000/(a)/
                                                Class C Class C Class C    Class C
                                                ------- ------- ------- --------
 Net Asset Value --
 Beginning of Period ($)                         14.01   17.40   14.87   13.83
---------------------------------------------------------------------------------------
 Income from Investment Operations ($):
   Net investment loss/(b)/                      (0.32)  (0.29)  (0.30)  (0.03)
   Net realized and unrealized gain (loss)        6.67   (3.10)   2.96    1.07
---------------------------------------------------------------------------------------
   Total from Investment Operations               6.35   (3.39)   2.66    1.04
---------------------------------------------------------------------------------------
 Less Distributions Declared
 to Shareholders ($):
   From net realized gains                          --      --   (0.13)     --
---------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders      --      --   (0.13)     --
---------------------------------------------------------------------------------------
 Net Asset Value --
 End of Period ($)                               20.36   14.01   17.40   14.87
---------------------------------------------------------------------------------------
  Total return (%)/(c)/                          45.32  (19.48)  17.92    7.52/(d)/
---------------------------------------------------------------------------------------
 Ratios to Average Net Assets (%):
   Expenses/(e)/                                  2.30    2.39    2.49    2.06/(f)(g)/
   Net investment loss/(e)/                      (1.91)  (1.86)  (1.78)  (1.38)/(f)(g)/
  Portfolio turnover rate (%)                        7      31      24      45/(d)/
  Net assets at end of period (000's) ($)       35,662  18,313  13,049     347

(a)Class C shares were initially offered on October 16, 2000. Per share data reflects activity from that date.
(b)Per share data was calculated using average shares outstanding during the period.
(c)Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d)Not annualized.
(e)The benefits derived from custody fees paid indirectly had no impact.
(f)Annualized.
(g)The ratios of expenses and net investment loss to average net assets, previously reported as 1.82% and (1.14)%, respectively, were revised to reflect all class specific expenses in this period.

---

Notes
-------------------------------------------------------------------------------

================================================================================

                                                                             ---

FOR MORE INFORMATION
--------------------------------------------------------------------------------
   Additional information about the Fund's investments is available in the Fund's semiannual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.

   You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

   You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:

   Columbia Funds Distributor, Inc.
   One Financial Center
   Boston, MA 02111-2621
   1-800-426-3750
   www.columbiafunds.com

   Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission internet site at www.sec.gov.

   You can review and copy information about the Fund by visiting the following location, and you can obtain copies upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

   Public Reference Room
   Securities and Exchange Commission
   Washington, DC 20549-0102

   Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

Investment Company Act file number:

Columbia Acorn Trust (formerly named Liberty Acorn Trust): 811-01829

..  Columbia Acorn USA (formerly named Liberty Acorn USA)

--------------------------------------------------------------------------------

[LOGO] ColumbiaFunds

       A Member of Columbia Management Group

       (C)2004 Columbia Funds Distributor, Inc.
       One Financial Center, Boston, MA 02111-2621
       800.426.3750 www.columbiafunds.com
                                                               794-01/776R-0404

Columbia Acorn Select                   Prospectus, May 1, 2004
-------------------------------------------------------------------------------

Class Z Shares

   Advised by Columbia Wanger Asset Management, L.P.

--------------------------------------------------------------------------------
TABLE OF CONTENTS

THE FUND                                  2
--------------------------------------------
Investment Goal.........................  2
Principal Investment Strategies.........  2
Principal Investment Risks..............  2
Performance History.....................  3
Your Expenses...........................  5

YOUR ACCOUNT                              6
--------------------------------------------
How to Buy Shares.......................  6
Eligible Investors......................  6
Sales Charges...........................  8
How to Exchange Shares..................  8
How to Sell Shares......................  8
Fund Policy on Trading of Fund Shares...  9
Other Information About Your Account.... 10

BOARD OF TRUSTEES                        12
--------------------------------------------

MANAGING THE FUND                        13
--------------------------------------------
Investment Adviser...................... 13
Portfolio Manager....................... 13

OTHER INVESTMENT STRATEGIES AND RISKS    14
--------------------------------------------
The Information Edge.................... 14
Long-Term Investing..................... 14
Derivative Strategies................... 15
Temporary Defensive Strategies.......... 15

FINANCIAL HIGHLIGHTS                     16
--------------------------------------------

Only eligible investors may purchase Class Z shares. See "Your Account -- Eligible Investors" for more information.

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

[LOGO] Not FDIC   May Lose Value
       Insured  No Bank Guarantee

The Fund
-------------------------------------------------------------------------------

INVESTMENT GOAL
--------------------------------------------------------------------------------
   Columbia Acorn Select seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
   Columbia Acorn Select invests primarily in the stocks of medium- to larger-sized U.S. companies. The Fund is a non-diversified fund that takes advantage of its advisor's research and stock-picking capabilities to invest in a limited number of companies (between 20-40) with market capitalizations under $15 billion at the time of purchase, offering the potential to provide above-average growth over time.

   The Fund believes that companies within this capitalization range, which are not as well known by financial analysts, may offer higher return potential than the stocks of companies with capitalizations above $15 billion.

   Columbia Acorn Select typically looks for companies with:

     .   A strong business franchise that offers growth potential.

     .   Products and services that give the company a competitive advantage.

     . A stock price the Fund's investment adviser believes is reasonable relative to the assets and earning power of the company.

   Although the Fund does not buy securities with a short-term view, there is no restriction on the length of time the Fund must hold a security. To the extent the Fund buys and sells securities frequently, its transaction costs will be higher (which may adversely affect the Fund's performance) and it may realize additional capital gains.

   Additional strategies that are not principal investment strategies and the risks associated with them are described below under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
   The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) that could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

   Management risk means that the adviser's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

   Since the Fund purchases equity securities, it is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

---

                                   The Fund



   Sector risk is inherent in the Fund's investment strategy. Companies that are in different but closely related industries are sometimes described as being in the same broad economic sector. The values of stocks of different companies in a market sector may be similarly affected by particular economic or market events. Although the Fund does not intend to focus on any particular sector, at times, the Fund may have a significant portion of its assets invested in a particular sector.

   Smaller companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, smaller companies may not be widely followed by the investment community, which can lower the demand for their stock.

   The securities issued by mid-cap companies may have more risk than those of larger companies. These securities may be more susceptible to market downturns, and their prices could be more volatile.

   As a non-diversified mutual fund, the Fund is allowed to invest a greater percentage of its total assets in the securities of a single issuer. This may concentrate issuer risk and, therefore, the Fund may have an increased risk of loss compared to a similar diversified mutual fund.

   An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
   The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class Z shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class Z shares compare with those of a broad measure of market performance for 1 year, 5 years and life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements. If these arrangements had not been in place, then performance would have been lower. Any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.

       ------------------------------------------------------------------

         UNDERSTANDING PERFORMANCE
         Calendar Year Total Returns show the Fund's Class Z share performance for each completed calendar year since the Fund commenced operations. They include the effects of Fund expenses.

         Average Annual Total Returns are a measure of the Fund's
         Class Z average performance over the past one-year, five-year and for life of the Fund periods. They include the effects of Fund expenses.

         The Fund's returns are compared to the Standard & Poor's Mid
         Cap 400 Index (S&P Mid Cap 400 Index). The S&P Index is an unmanaged, market value-weighted index of 400 mid cap U.S. companies. Unlike the Fund, an index is not an investment, does not incur fees, expenses or taxes, and is not professionally managed.
       ------------------------------------------------------------------

                                                                             ---

                                   The Fund



 Calendar Year Total Returns (Class Z)

                                    [CHART]


 1994    1995   1996    1997   1998    1999    2000    2001    2002     2003
------  ------  -----  ------  -----  ------  ------  ------  -------  -------
                       32.30%  5.79%  23.02%  -8.99%  19.25%  -18.49%   47.13%



                     For the periods shown in bar chart:
                     Best quarter: 4th quarter 2001, +17.57%
                     Worst quarter: 3rd quarter 2001, -11.34%

   After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor's own tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

 Average Annual Total Returns -- for periods ended December 31, 2003

                                                               Inception                Life of
                                                                 Date    1 Year 5 Years the Fund
Class Z (%)                                                    11/23/98
  Return Before Taxes                                                    30.61   13.43   14.66
  Return After Taxes on Distributions                                    30.43   12.86   14.09
  Return After Taxes on Distributions and Sale of Fund Shares            20.05   11.47   12.59
------------------------------------------------------------------------------------------------
S&P Mid Cap 400 Index/(1)/ %                                     N/A     35.62    9.21   11.28

(1)Performance information is from November 23, 1998.

---

                                   The Fund



YOUR EXPENSES
--------------------------------------------------------------------------------
   Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

-----------------------------------------------------------------------------

  UNDERSTANDING EXPENSES
  Annual Fund Operating Expenses are
  paid by the Fund. They include
  management and administration fees and
  other administrative costs including
  transfer agency and custody services.

  Example Expenses help you compare the
  cost of investing in the Fund to the
  cost of investing in other mutual
  funds. The table does not take into
  account any expense reduction
  arrangements discussed in the
  footnotes to the Annual Fund Operating
  Expenses table. It uses the following
  hypothetical conditions:
  .  $10,000 initial investment
  .  5% total return for each year
  .  Fund operating expenses remain the
     same
  .  Reinvestment of all dividends and
     distributions
-----------------------------------------------------------------------------

 Shareholder Fees/(1) /(paid directly from your investment)

Maximum sales charge (load) on purchases (%)
(as a percentage of offering price)                                   None
-------------------------------------------------------------------------------
Maximum deferred sales charge (load) on redemptions (%)
(as a percentage of the lesser of purchase price or redemption price) None
-------------------------------------------------------------------------------
Redemption fee (%)
(as a percentage of amount redeemed, if applicable)                   None/(2)/

(1)A $20 annual fee may be deducted from accounts of less than $1,000 and paid to the transfer agent.
(2)There is a $7.50 charge for wiring sale proceeds to your bank.

 Annual Fund Operating Expenses (deducted directly from Fund assets)

Management fees/(1)/ (%)                      0.90
--------------------------------------------------
Distribution and service (12b-1) fees (%)     None
--------------------------------------------------
Other expenses/(2)/ (%)                       0.21
--------------------------------------------------
Total annual fund operating expenses/(3)/ (%) 1.11

(1)In addition to the management fee, the Fund pays the adviser an administrative fee of 0.05%, which is included in "Other expenses."
(2)"Other expenses" have been restated to reflect current transfer agency fees. The Fund's adviser and/or affiliates have contractually agreed to waive a portion of "Other expenses" through April 30, 2005. If this arrangement had not been in place, total annual fund operating expenses would have been 1.15%.
(3)The Fund's adviser has voluntarily agreed to reimburse the Fund for any ordinary operating expenses (exclusive of distribution and service fees, interest, taxes and extraordinary expenses, if any) exceeding 1.35% of the average annual net assets for Class Z. This arrangement may be modified or terminated by either the Fund or its adviser on 30 days' notice.

 Example Expenses for a $10,000 investment (your actual costs may be higher or lower)

         1 Year                   3 Years                   5 Years                   10 Years
          $113                      $361                      $629                     $1,394

                                                                             ---

Your Account
-------------------------------------------------------------------------------

HOW TO BUY SHARES
--------------------------------------------------------------------------------
   If you are an eligible investor (described below), your shares will be bought at the next calculated price after the Fund receives your purchase request in "good form." "Good form" means you placed your order with Columbia Funds Services, Inc. or your financial advisor or that your payment has been received and your application is complete, including all necessary signatures. The Fund reserves the right to refuse a purchase order for any reason, including if the Fund believes that doing so would be in the best interest of the Fund and its shareholders. The USA Patriot Act may require us to obtain certain personal information from you which we will use to verify your identity. If you do not provide this information, we reserve the right to close your account or take such other steps as we deem reasonable.

 Outlined below are the various options for buying shares:

Method             Instructions
Through your       Your financial advisor can help you establish your account financial advisor  and buy Fund shares on your behalf. To receive the current trading day's price, your financial advisor must receive
                   your request prior to the close of regular trading on the
                   New York Stock Exchange (NYSE), usually 4:00 p.m. Eastern
                   time. Your financial advisor may charge you fees for
                   executing the purchase for you.
-------------------------------------------------------------------------------
By check           For new accounts, send a completed application and check
(new account)      made payable to the Fund and mailed to Columbia Funds
                   Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.
-------------------------------------------------------------------------------
By check           For existing accounts, fill out and return the additional
(existing account) investment stub included in your account statement, or send a letter of instruction including the Fund name and account number with a check made payable to the Fund and mailed to
                   Columbia Funds Services, Inc., P.O. Box 8081, Boston, MA
                   02266-8081.
-------------------------------------------------------------------------------
By exchange        You may acquire shares of the Fund for your account by
                   exchanging shares you own in a different fund distributed
                   by Columbia Funds Distributor, Inc. for shares of the same class or Class A shares of the Fund at no additional cost.
                   There may be an additional charge if exchanging from a
                   money market fund. To exchange by telephone, call
                   1-800-422-3737. Please see "How to Exchange Shares" for
                   more information.
-------------------------------------------------------------------------------
By wire            You may purchase shares of the Fund by wiring money from
                   your bank account to your Fund account. To wire funds to
                   your Fund account, call 1-800-422-3737 for wiring
                   instructions.
-------------------------------------------------------------------------------
By electronic      You may purchase shares of the Fund by electronically
funds transfer     transferring money from your bank account to your Fund
(existing account) account by calling 1-800-422-3737. An electronic fund transfer may take up to two business days to settle and be considered in "good form." You must set up this feature
                   prior to your telephone request. Be sure to complete the
                   appropriate section of the application.
-------------------------------------------------------------------------------
Automatic          You may make monthly or quarterly investments automatically
investment plan    from your bank account to your Fund account. You may select a pre-authorized amount to be sent via electronic funds
                   transfer. Be sure to complete the appropriate section of
                   the application for this feature.
-------------------------------------------------------------------------------
Automated dollar   You may purchase shares of the Fund for your account by
cost averaging     exchanging $100 or more each month from another fund for
                   shares of the same class of the Fund at no additional cost.
                   You must have a current balance of at least $5,000 in the
                   fund the money is coming from. Exchanges will continue so
                   long as your fund balance is sufficient to complete the
                   transfers. You may terminate your program or change the
                   amount of the exchange (subject to the $100 minimum) by
                   calling 1-800-345-6611. Be sure to complete the appropriate section of the account application for this feature.
-------------------------------------------------------------------------------
By dividend        You may automatically invest dividends distributed by
diversification    another fund into the same class of shares of the Fund at
                   no additional sales charge. To invest your dividends in the
                   Fund, call 1-800-345-6611.

ELIGIBLE INVESTORS
--------------------------------------------------------------------------------
   Only Eligible Investors may purchase Class Z shares of the Funds, directly or by exchange. The Eligible Investors described below are subject to different minimum initial investment requirements. Eligible Investors and their applicable investment minimums are as follows:

   $1,000 minimum initial investment

     . Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of a fund distributed by Columbia Funds Distributor, Inc.

---

                                 Your Account


        (i) who holds Class Z shares; (ii) who holds Class A shares that were obtained by exchange of Class Z shares; or (iii) who purchased certain no-load shares of funds merged with funds distributed by Columbia Funds Distributor, Inc.;

     . Any trustee or director (or family member of a trustee or director) of any fund distributed by Columbia Funds Distributor, Inc.; and

   . Any employee (or family member of an employee) of Bank of America Corporation or its subsidiaries.

   $100,000 minimum initial investment

     . Clients of broker-dealers or registered investment advisers that both recommend the purchase of Fund shares and charge such clients an asset-based fee; and

     . Any insurance company, trust company, bank, endowment, investment company or foundation purchasing shares for its own account.

   No minimum initial investment

     . Any client of Bank of America Corporation or a subsidiary (for shares purchased through an asset management company, trust, retirement plan administration or similar arrangement with Bank of America Corporation or the subsidiary);

     . A retirement plan (or the custodian for such plan) with aggregate plan assets of at least $5 million at the time of purchase and which purchases shares directly from Columbia Funds Distributor, Inc. or through a third-party broker-dealer;

     . Investors purchasing through Columbia Management Group state tuition plans organized under Section 529 of the Internal Revenue Code; and

     . Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Columbia Management Individual Retirement Account from any deferred compensation plan which was a shareholder of any of the funds of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover.

   The Fund reserves the right to change the criteria for eligible investors and the investment minimums. No minimum investment applies to accounts participating in the automatic investment plan; however, each investment requires a $25 minimum purchase. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders. Finally, pursuant to the Trust's Agreement and Declaration of Trust, the Fund reserves the right to redeem your shares if your account falls below the minimum investment requirements.

                                                                             ---

                                 Your Account



SALES CHARGES
--------------------------------------------------------------------------------
   Your purchases of Class Z shares are at net asset value, which is the value of a Class Z share excluding any sales charge. Class Z shares are not subject to an initial sales charge when purchased, or a contingent deferred sales charge when sold.

       ------------------------------------------------------------------

         CHOOSING A SHARE CLASS
         The Fund offers one class of shares in this prospectus --
         Class Z.

         The Fund also offers three additional classes of shares --
         Class A, B and C shares are available through a separate prospectus. Each other share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest.
         Based on your personal situation, your financial advisor can help you decide which class of shares makes the most sense for you. In general, anyone who is eligible to purchase Class
         Z shares, which do not incur Rule 12b-1 fees or sales
         charges, should do so in preference over other classes.
       ------------------------------------------------------------------

   If you purchase Class Z shares of the Fund through certain broker-dealers, banks or other intermediaries (intermediaries), they may charge a fee for their services. They may also place limits on your ability to use services the Fund offers. There are no sales charges or limitations if you purchase shares directly from the Fund, except as described in this prospectus.

   If an intermediary is an agent or designee of the Fund, orders are processed at the net asset value next calculated after the intermediary receives the order. The intermediary must segregate any orders it receives after the close of regular trading on the NYSE and transmit those orders separately for execution at the net asset value next determined.

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------
   You may exchange your shares for Class Z or Class A (only if Class Z is not offered) shares of another fund distributed by Columbia Funds Distributor, Inc., at net asset value. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the adviser in its discretion determines that your exchange activity may adversely impact its ability to manage the Fund. See "Fund Policy on Trading of Fund Shares" for the Fund's policy. To exchange by telephone, call 1-800-422-3737. Please have your account and taxpayer identification numbers available when calling.

HOW TO SELL SHARES
--------------------------------------------------------------------------------
   You may sell shares of the Fund on any regular business day that the NYSE is open.

When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and Medallion Signature Guarantees, and (ii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, please call 1-800-422-3737. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.

---

                                 Your Account



   The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities rather than cash, under certain circumstances. For more information, see "Fund Policy on Trading of Fund Shares" below as well as the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

 Outlined below are the various options for selling shares:

 Method            Instructions
 Through your      You may call your financial advisor to place your sell
 financial advisor order. To receive the current trading day's price, your financial advisor must receive your request prior to the
                   close of regular trading on the NYSE, usually 4:00 p.m.
                   Eastern time. Your financial advisor may charge you fees
                   for executing a redemption for you.
 ------------------------------------------------------------------------------
 By exchange       You or your financial advisor may sell shares of the Fund
                   by exchanging from the Fund into Class Z shares or Class A shares of another fund distributed by Columbia Funds
                   Distributor, Inc. at no additional cost. To exchange by
                   telephone, call 1-800-422-3737.
 ------------------------------------------------------------------------------
 By telephone      You or your financial advisor may sell shares of the Fund
                   by telephone and request that a check be sent to your
                   address of record by calling 1-800-422-3737, unless you
                   have notified the Fund of an address change within the
                   previous 30 days. The dollar limit for telephone sales is
                   $100,000 in a 30-day period. You do not need to set up this feature in advance of your call. Certain restrictions apply to retirement accounts. For details, call 1-800-799-7526.
 ------------------------------------------------------------------------------
 By mail           You may send a signed letter of instruction to the address below. In your letter of instruction, note the Fund's name, share class, account number, and the dollar value or number of shares you wish to sell. All account owners must sign
                   the letter. Signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another
                   eligible guarantor that participates in the Medallion
                   Signature Guarantee Program for amounts over $100,000 or
                   for alternate payee or mailing instructions. Additional
                   documentation is required for sales by corporations,
                   agents, fiduciaries, surviving joint owners and individual retirement account owners. For details, call 1-800-345-6611.

                   Mail your letter of instruction to Columbia Funds Services,
                   Inc., P.O. Box 8081, Boston, MA 02266-8081.
 ------------------------------------------------------------------------------
 By wire           You may sell shares of the Fund and request that the
                   proceeds be wired to your bank. You must set up this
                   feature prior to your telephone request. Be sure to
                   complete the appropriate section of the account application for this feature.
 ------------------------------------------------------------------------------
 By systematic     You may automatically sell a specified dollar amount or
 withdrawal plan   percentage of your account on a monthly, quarterly or
                   semiannual basis and have the proceeds sent to you if your account balance is at least $5,000. All dividend and
                   capital gains distributions must be reinvested. Be sure to complete the appropriate section of the account application for this feature.
 ------------------------------------------------------------------------------
 By electronic     You may sell shares of the Fund and request that the
 funds transfer    proceeds be electronically transferred to your bank.
                   Proceeds may take up to two business days to be received by your bank. You must set up this feature prior to your
                   request. Be sure to complete the appropriate section of the account application for this feature.

FUND POLICY ON TRADING OF FUND SHARES
--------------------------------------------------------------------------------
   Purchases and exchanges should be made for investment purposes only.
Frequent purchases, redemptions or exchanges of Fund shares may disrupt portfolio management and increase Fund expenses. The Fund has adopted certain policies and methods intended to identify and to discourage frequent trading in the Fund. However, as discussed below, the Fund cannot ensure that all such activity can be identified or terminated.

   Right to Reject or Restrict Orders and Close Accounts. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order, including transactions accepted by any shareholder's financial intermediary, when the Fund believes it is in the best interest of the other shareholders to do so. In the event that the Fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange

                                                                             ---

                                 Your Account


will be processed. The Fund may also fully redeem the shares and close the account of any shareholder whom it believes is engaged or intends to engage in frequent trading in that Fund or another Fund.

   Limitations on the Ability to Identify or to Terminate Frequent Trading. There is no guarantee that the Fund or its agents will be able to detect frequent trading activity or the shareholders engaged in such activity, or if it is detected, to prevent its recurrence. In particular, a substantial portion of purchase, redemption and exchange orders are received from omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, retirement plans and variable insurance products. The Fund typically is not able to identify trading by a particular beneficial owner in an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in frequent trading. There are also operational and technological limitations on the Fund's agents' ability to identify or terminate frequent trading activity, and the techniques used by the Fund and its agents are not anticipated to identify all frequent trading.

OTHER INFORMATION ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------
   How the Fund's Share Price is Determined The price of a Fund's Class Z shares is based on their net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday). Shares are not priced on days on which the NYSE is closed for trading.

When you request a transaction, it will be processed at the net asset value next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the Fund must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor, your financial advisor must receive your order by the close of trading on the NYSE to receive that day's price.

   The Fund determines its net asset value for its Class Z shares by dividing total net assets attributable to Class Z shares by the number of outstanding Class Z shares. In determining the net asset value, the Fund must determine the value of each security in its portfolio at the close of each trading day. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the adviser believes that available market quotations are unreliable, the Fund may use other data to determine a fair value of the security.

   You can find the daily prices of some share classes for the Fund in most major daily newspapers under the heading of "Columbia." You can find daily prices for all share classes by visiting www.columbiafunds.com.

   Account Fees If your account value falls below $1,000 (other than as a result of depreciation in share value), your account may be subject to an annual fee of $20. The Funds' transfer agent will send you written notification of any such action and provide details on how you can add money to your account to avoid this penalty.

   Share Certificates Share certificates are not available for Class Z shares.

---

                                 Your Account



   Dividends, Distributions, and Taxes The Fund has the potential to make the following distributions:

 Types of Distributions

 Dividends      Represents interest and dividends earned from securities
                held by the Fund, net of expenses incurred by the Fund.
----------------------------------------------------------------------------
 Capital gains  Represents net long-term capital gains on sales of securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.

   Distribution Options The Fund distributes dividends in June and December and any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option call 1-800-345-6611.

   If you do not indicate on your application or at the time your account is established your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.

-------------------------------------------------------------------------------

  UNDERSTANDING FUND DISTRIBUTIONS
  The Fund may earn income from the
  securities it holds. The Fund also may
  realize capital gains or losses on
  sales of its securities. The Fund
  distributes substantially all of its
  net investment income and capital gains
  to shareholders. As a shareholder, you
  are entitled to a portion of the Fund's
  income and capital gains based on the
  number of shares you own at the time
  these distributions are declared.
-------------------------------------------------------------------------------

 Distribution Options

    Reinvest all distributions in additional shares of the Fund
  ---------------------------------------------------------------------------
    Reinvest all distributions in shares of another fund
  ---------------------------------------------------------------------------
    Receive dividends in cash (see options below) and reinvest capital gains
  ---------------------------------------------------------------------------
    Receive all distributions in cash (with one of the following options):
  .  send the check to your address of record
  .  send the check to a third party address
  .  transfer the money to your bank via electronic funds transfer

   Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution, and all subsequent distributions, will be reinvested in additional shares of the Fund.

   Tax Consequences Unless you are an entity exempt from income taxes or invest under a retirement account, regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on where you live, distributions also may be subject to state and local income taxes.

   In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income, unless such dividends are "qualified dividend income" (as defined in the Internal Revenue Code) eligible for a reduced rate of tax. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor about federal, state, local or other applicable tax laws.

                                                                             ---

                                 Your Account



   In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling or exchanging shares of the Fund. Such transactions also may be subject to federal, state and local income tax.

Board of Trustees
-------------------------------------------------------------------------------

   The Fund is governed by its board of trustees. More than 75% of the trustees are independent and have no affiliation with the Fund's investment adviser or the distributor. The board of trustees selects the Fund's investment adviser (subject to shareholder approval) and other service providers and oversees their performance. For more detailed information on the board of trustees, please refer to the Statement of Additional Information.

---

Managing the Fund
-------------------------------------------------------------------------------

INVESTMENT ADVISER
--------------------------------------------------------------------------------
   Columbia Wanger Asset Management, L.P. (Columbia WAM), located at 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606, is the Fund's investment adviser. Columbia WAM and its predecessor have managed mutual funds, including the Fund, since 1992. In its duties as investment adviser, Columbia WAM runs the Fund's day-to-day business, including making investment decisions and placing all orders for the purchase and sale of the Fund's portfolio securities.

   Columbia WAM was previously named Liberty Wanger Asset Management, L.P. and its predecessor was named Wanger Asset Management, L.P. Columbia WAM is a wholly owned subsidiary of Columbia Management Group, Inc., which is an indirect wholly owned subsidiary of Bank of America Corporation.

   Columbia WAM's advisory fee for managing the Fund in 2003 was 0.90% of the Fund's average daily net assets. Columbia WAM also receives an administrative fee from the Fund at the annual rate of 0.05% of the Fund's average daily net assets.

PORTFOLIO MANAGER
--------------------------------------------------------------------------------
   Columbia WAM uses a team to manage the Fund. Team members share responsibility for providing ideas, information, and knowledge in managing the Fund, and each team member has one or more particular areas of expertise. The portfolio managers are responsible for making daily investment decisions, and utilize the management team's input and advice when making buy and sell determinations.

Ben Andrews
   Lead portfolio manager
   Ben Andrews is a vice president of Columbia Acorn Trust and has been part of the Columbia WAM investment team since 1998, most recently as a senior technology analyst. His analytical experience includes covering a broad range of industries and special situations. Mr. Andrews is also the lead portfolio manager of Wanger Select, a mutual fund underlying variable insurance products. Prior to joining Columbia WAM, Mr. Andrews was a senior analyst at Rothschild Investment Corporation.

                                                                             ---

Other Investment Strategies and Risks
---------------------------------------


   The Fund's principal investment strategies and their associated risks are described under "The Fund -- Principal Investment Strategies" and "The Fund -- Principal Investment Risks." This section describes other investments the Fund may make and the risks associated with them. In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and therefore are not described in this prospectus. The Fund may not always achieve its investment goal. These types of securities and investment practices and their associated risks are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). The adviser may elect not to buy any of these securities or use any of these techniques. The Fund may not always achieve its investment goal. Except as otherwise noted, approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or any of its investment strategies.

THE INFORMATION EDGE
--------------------------------------------------------------------------------
   The Fund generally invests in entrepreneurially managed smaller, mid-sized and larger companies that it believes are not as well known by financial analysts and whose domination of a niche creates the opportunity for superior earnings-growth potential. Columbia WAM may identify what it believes are important economic, social or technological trends (for example, the growth of out-sourcing as a business strategy, or the productivity gains from the increasing use of technology) and try to identify companies it thinks will benefit from those trends.

   In making investments for the Fund, Columbia WAM relies primarily on independent, internally generated research to uncover companies that may be less well known than the more popular names. To find these companies, Columbia WAM compares growth potential, financial strength and fundamental value among companies.

Growth Potential               Financial Strength                           Fundamental Value
------------------------------------------------------------------------------------------------------------------
..superior technology           .low debt                                    .reasonable stock price relative to
..innovative marketing          .adequate working capital                     growth potential and financial
..managerial skill              .conservative accounting practices            strength
..market niche                  .adequate profit margin                      .valuable assets
..good earnings prospects
..strong demand for product

The realization of this growth A strong balance sheet gives management      Once Columbia WAM uncovers an
potential would likely produce greater flexibility to pursue strategic      attractive company, it identifies a
superior performance that is   objectives and is essential to maintaining a price that it believes would also make
sustainable over time.         competitive advantage.                       the stock a good value.
------------------------------------------------------------------------------------------------------------------

LONG-TERM INVESTING
--------------------------------------------------------------------------------
   Columbia WAM's analysts continually screen companies and make contact with more than 1,000 companies around the globe each year. To accomplish this, Columbia WAM analysts talk to top management, vendors, suppliers and competitors, whenever possible.

   In managing the Fund, Columbia WAM tries to maintain lower taxes and transaction costs by investing with a long-term time horizon (at least two to five years). However, securities purchased on a long-term basis may be sold within 12 months after purchase due to changes in the circumstances of a particular company or industry, or changes in general market or economic conditions.

---

                     Other Investment Strategies and Risks



DERIVATIVE STRATEGIES
--------------------------------------------------------------------------------
   The Fund may enter into a number of derivative strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use these strategies to adjust the Fund's sensitivity to changes in interest rates or for other hedging purposes (i.e., attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is a risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund.

TEMPORARY DEFENSIVE STRATEGIES
--------------------------------------------------------------------------------
   At times, Columbia WAM may determine that adverse market conditions make it desirable to temporarily suspend the Fund's normal investment activities.
During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.

                                                                             ---

Financial Highlights
-------------------------------------------------------------------------------

   The financial highlights table is intended to help you understand the Fund's Class Z financial performance. Information is shown for the Fund's last five fiscal years, which run from January 1 to December 31, unless otherwise indicated. Certain information reflects financial results for a single Class Z share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements, which have been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the Fund's annual report. You can request a free annual report by calling 1-800-426-3750.

 Columbia Acorn Select

                                                                    Year ended December 31,
                                                   2003         2002        2001         2000         1999
                                                  Class Z      Class Z     Class Z      Class Z      Class Z
                                                -------      -------      -------     -------      -------
 Net asset value --
 Beginning of period ($)                         14.04        15.23        14.13       13.70        10.71
---------------------------------------------------------------------------------------------------------------
 Income from Investment Operations ($)
   Net investment income (loss)/(a)/             (0.10)       (0.10)       (0.05)      (0.07)       (0.08)
   Net realized and unrealized gain (loss)        4.39        (1.09)        1.18        1.59         3.21
---------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                4.29        (1.19)        1.13        1.52         3.13
---------------------------------------------------------------------------------------------------------------
 Less Distributions Declared
 to Shareholders ($):
   From net investment income                       --           --           --       (0.01)          --
   From net realized gains                       (0.13)          --        (0.03)      (1.08)       (0.14)
---------------------------------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders   (0.13)          --        (0.03)      (1.09)       (0.14)
---------------------------------------------------------------------------------------------------------------
 Net asset value --
 End of period ($)                               18.20       `14.04        15.23       14.13        13.70
---------------------------------------------------------------------------------------------------------------
  Total return (%)/(b)/                          30.61        (7.81)/(c)/   8.00/(c)/  11.68        29.30/(c)/
---------------------------------------------------------------------------------------------------------------
 Ratios to Average Net Assets (%):
   Expenses                                       1.12/(d)/    1.26/(d)/    1.35        1.34/(e)/    1.37/(e)/
   Net investment loss                           (0.63)/(d)/  (0.67)/(d)/  (0.44)      (0.52)/(e)/  (0.62)/(e)/
   Reimbursement                                    --         0.01         0.03          --         0.04
  Portfolio turnover rate (%)                       16           40           82         116          101
  Net assets at end of period (000's) ($)          294           93           70          67           68

(a)Per share data was calculated using average shares outstanding during the period.
(b)Total return at net asset value assuming all distributions reinvested.
(c)Had the Adviser not reimbursed a portion of expenses, total return would have been reduced.
(d)The benefits derived from custody fees paid indirectly had no impact.
(e)In accordance with a requirement of the Securities and Exchange Commission, the ratios reflect total expenses prior to the reduction of custody fees for cash balances it maintains with the custodian ("custody fees paid indirectly"). The ratios of expenses to average daily net assets and net investment income to average daily net assets net of custody fees paid indirectly would have been 1.32% and (0.50%), respectively for the year ended December 31, 2000, and 1.35% and (0.60%), respectively for the year ended December 31, 1999.

---

Notes
-------------------------------------------------------------------------------

================================================================================

                                                                             ---

                                     Notes


================================================================================

---

                                     Notes


================================================================================

                                                                            ---

FOR MORE INFORMATION
--------------------------------------------------------------------------------
   Additional information about the Fund's investments is available in the Fund's semiannual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.

   You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

   You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:

   Columbia Funds Distributor, Inc.
   One Financial Center
   Boston, MA 02111-2621
   1-800-426-3750
   www.columbiafunds.com

   Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission internet site at www.sec.gov.

   You can review and copy information about the Fund by visiting the following location, and you can obtain copies upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

   Public Reference Room
   Securities and Exchange Commission
   Washington, DC 20549-0102

   Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

Investment Company Act file number:

Columbia Acorn Trust (formerly Liberty Acorn Trust): 811-01829

..  Columbia Acorn Select (formerly Liberty Acorn Twenty)

--------------------------------------------------------------------------------

[LOGO] ColumbiaFunds

       A Member of Columbia Management Group

       (C)2004 Columbia Funds Distributor, Inc.
       One Financial Center, Boston, MA 02111-2621
       800.426.3750 www.columbiafunds.com

                                                               795-01/773R-0404

Columbia Acorn Select                   Prospectus, May 1, 2004
-------------------------------------------------------------------------------

Class A, B and C Shares

   Advised by Columbia Wanger Asset Management, L.P.

--------------------------------------------------------------------------------
TABLE OF CONTENTS

THE FUND                                  2
--------------------------------------------
Investment Goal.........................  2
Principal Investment Strategies.........  2
Principal Investment Risks..............  2
Performance History.....................  3
Your Expenses...........................  5

YOUR ACCOUNT                              7
--------------------------------------------
How to Buy Shares.......................  7
Sales Charges...........................  8
Payments to Your Financial Advisor...... 12
How to Exchange Shares.................. 12
How to Sell Shares...................... 12
Fund Policy on Trading of Fund Shares... 13
Distribution and Service Fees........... 14
Other Information About Your Account.... 14

BOARD OF TRUSTEES                        17
--------------------------------------------

MANAGING THE FUND                        17
--------------------------------------------
Investment Adviser...................... 17
Portfolio Manager....................... 17

OTHER INVESTMENT STRATEGIES AND RISKS    18
--------------------------------------------
The Information Edge.................... 18
Long-Term Investing..................... 18
Derivative Strategies................... 19
Temporary Defensive Strategies.......... 19

FINANCIAL HIGHLIGHTS                     20
--------------------------------------------

   Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

[LOGO] Not FDIC   May Lose Value
       Insured  No Bank Guarantee

The Fund
-------------------------------------------------------------------------------

INVESTMENT GOAL
--------------------------------------------------------------------------------
   Columbia Acorn Select seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
   Columbia Acorn Select invests primarily in the stocks of medium- to larger-sized U.S. companies. The Fund is a non-diversified fund that takes advantage of its advisor's research and stock-picking capabilities to invest in a limited number of companies (between 20-40) with market capitalizations under $15 billion at the time of purchase, offering the potential to provide above-average growth over time.

   The Fund believes that companies within this capitalization range, which are not as well known by financial analysts, may offer higher return potential than the stocks of companies with capitalizations above $15 billion.

   Columbia Acorn Select typically looks for companies with:

     .   A strong business franchise that offers growth potential.

     .   Products and services that give the company a competitive advantage.

     . A stock price the Fund's investment adviser believes is reasonable relative to the assets and earning power of the company.

   Although the Fund does not buy securities with a short-term view, there is no restriction on the length of time the Fund must hold a security. To the extent the Fund buys and sells securities frequently, its transaction costs will be higher (which may adversely affect the Fund's performance) and it may realize additional capital gains.

   Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
   The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

   Management risk means that the adviser's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

   Since the Fund purchases equity securities, it is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

---

                                   The Fund


   Sector risk may sometimes be present in the Fund's investments. Companies that are in different but closely related industries are sometimes described as being in the same broad economic sector. The values of stocks of different companies in a market sector may be similarly affected by particular economic or market events. Although the Fund does not intend to focus on any particular sector, at times the Fund may have a significant portion of its assets invested in a particular sector.

   Smaller companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, smaller companies may not be widely followed by the investment community, which can lower the demand for their stock.

   The securities issued by mid-cap companies may have more risk than those of larger companies. These securities may be more susceptible to market downturns, and their prices could be more volatile.

   As a non-diversified mutual fund, the Fund is allowed to invest a greater percentage of its total assets in the securities of a single issuer. This may concentrate issuer risk and, therefore, the Fund may have an increased risk of loss compared to a similar diversified mutual fund.

   An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
   The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class A shares, excluding sales charges. The performance table following the bar chart shows how the Fund's average annual total returns for Class A, B and C shares, including sales charges, compare with those of a broad measure of market performance for 1 year and for the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.

-------------------------------------------------------------------------------

  UNDERSTANDING PERFORMANCE
  Calendar Year Total Returns show the
  Fund's Class A share performance for
  each completed calendar year since the
  Fund commenced operations. They include
  the effects of Fund expenses, but not
  the effects of sales charges. If sales
  charges were included, these returns
  would be lower.

  Average Annual Total Returns are a
  measure of the Fund's average
  performance over the past one-year and
  for the life of the Fund. The table
  shows returns of each share class and
  includes the effects of both Fund
  expenses and current sales charges.
  Class B share returns do not reflect
  Class A share returns after conversion
  of Class B shares to Class A shares
  (see section "Your Account--Sales
  Charges").

  The Fund's returns are compared to the
  Standard & Poor's Mid Cap 400 Index
  (S&P Mid Cap 400 Index). The S&P Mid
  Cap 400 Index is an unmanaged, market
  value-weighted index of 400 midcap U.S.
  companies. Unlike the Fund, an index is
  not an investment, does not incur fees,
  expenses or taxes, and is not
  professionally managed.
-------------------------------------------------------------------------------

                                                                             ---

                                   The Fund



 Calendar Year Total Returns (Class A)/(1)/

                                    [CHART]

 1994    1995    1996    1997    1998    1999     2000    2001    2002    2003
------  ------  ------  ------  ------  ------  -------  ------- ------- -------
-3.80%   8.93%  20.65%   0.19%  15.43%  79.19%  -20.02%  -21.11% -16.10% 47.80%


                     For the periods shown in bar chart:
                     Best quarter: 4th quarter 2001, +17.47%
                     Worst quarter: 3rd quarter 2001,-11.43%

   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor's own tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

 Average Annual Total Returns -- for periods ended December 31, 2003/(1)/

                                                               Inception        Life of
                                                                 Date    1 Year the Fund
Class A(%).................................................... 10/16/00
  Return Before Taxes.........................................           22.47    8.17
  Return After Taxes on Distributions.........................           22.35    8.02
  Return After Taxes on Distributions and Sale of Fund Shares.           14.70    6.97
----------------------------------------------------------------------------------------
Class B(%).................................................... 10/16/00
  Return Before Taxes.........................................           24.14    8.70
  Return After Taxes on Distributions.........................           24.01    8.56
  Return After Taxes on Distributions and Sale of Fund Shares.           15.79    7.44
----------------------------------------------------------------------------------------
Class C(%).................................................... 10/16/00
  Return Before Taxes.........................................           28.14    9.47
  Return After Taxes on Distributions.........................           28.01    9.33
  Return After Taxes on Distributions and Sale of Fund Shares.           18.39    8.11
----------------------------------------------------------------------------------------
S&P Mid Cap 400 Index/(2)/(%).................................   N/A     35.62    5.58

(1)Performance may reflect any voluntary waiver or reimbursement of Fund expenses by the adviser or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.
(2)Performance information is from October 16, 2000.

---

                                   The Fund



YOUR EXPENSES
--------------------------------------------------------------------------------
   Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

-------------------------------------------------------------------------------

  UNDERSTANDING EXPENSES
  Sales Charges are paid directly by
  shareholders to Columbia Funds
  Distributor, Inc., the Fund's
  distributor.

  Annual Fund Operating Expenses are paid
  by the Fund. They include management
  and administration fees, 12b-1 fees and
  other administrative costs including
  transfer agency and custody services.

  Example Expenses help you compare the
  cost of investing in the Fund to the
  cost of investing in other mutual
  funds. The table does not take into
  account any expense reduction
  arrangements discussed in the footnotes
  to the Annual Fund Operating Expenses
  table. It uses the following
  hypothetical conditions:

  .  $10,000 initial investment
  .  5% total return for each year
  .  Fund operating expenses remain the
     same
  .  Reinvestment of all dividends and
     distributions
  .  Class B shares convert to Class A
     shares after eight years
-------------------------------------------------------------------------------

 Shareholder Fees/(1) /(paid directly from your investment)

                                                                       Class A    Class B    Class C
Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)                                5.75       None       None
------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) on redemptions (%)
(as a percentage of the lesser of purchase price or redemption price)  1.00/(2)/  5.00       1.00
------------------------------------------------------------------------------------------------------
Redemption fee (%)
(as a percentage of amount redeemed, if applicable)                    None/(3)/  None/(3)/  None/(3)/

(1)A $20 annual fee may be deducted from accounts of less than $1,000 and paid to the transfer agent.
(2)This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 18 months of purchase.
(3)There is a $7.50 charge for wiring sale proceeds to your bank.

                                                                             ---

                                   The Fund



 Annual Fund Operating Expenses (deducted directly from fund assets)

                                                   Class A Class B Class C
     Management fees/(1)/ (%).....................  0.90    0.90    0.90
     ---------------------------------------------------------------------
     Distribution and service (12b-1) fees (%)....  0.35    1.00    1.00
     ---------------------------------------------------------------------
     Other expenses/(2)/ (%)                        0.27    0.47    0.37
     ---------------------------------------------------------------------
     Total annual fund operating expenses/(3)/ (%)  1.52    2.37    2.27

(1)In addition to the management fee, the Fund pays the adviser an administrative fee of 0.05%, which is included in "Other Expenses."
(2)"Other expenses" have been restated to reflect current transfer agency fees. The Fund's adviser and/or affiliates have contractually agreed to waive a portion of "Other expenses" through April 30, 2005. If this arrangement had not been in place, total annual fund operating expenses for Classes A, B and C would have been 1.56%, 2.41% and 2.31%, respectively.
(3)The Fund's adviser has voluntarily agreed to reimburse the Fund for any ordinary operating expenses (exclusive of distribution and service fees, interest, taxes and extraordinary expenses, if any) exceeding 1.35% of the average annual net assets for Class A, Class B and Class C shares. This arrangement may be modified or terminated by either the Fund or its adviser on 30 days' notice. As a result, the actual total annual Fund operating expenses for Class A, B and C shares would be 1.52%, 2.35% and 2.27%, respectively.

 Example Expenses for a $10,000 investment (your actual costs may be higher or lower)

        Class                            1 Year 3 Years 5 Years 10 Years
       Class A:                           $721  $1,036  $1,372   $2,321
       -----------------------------------------------------------------
       Class
        B:..... did not sell your shares  $240  $  748  $1,282   $2,532
                sold all your shares at
                 the end of the period    $740  $1,048  $1,482   $2,532
       -----------------------------------------------------------------
       Class
        C:..... did not sell your shares  $230  $  718  $1,232   $2,643
                sold all your shares at
                 the end of the period    $330  $  718  $1,232   $2,643

---

Your Account
-------------------------------------------------------------------------------


HOW TO BUY SHARES
--------------------------------------------------------------------------------
   Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated public offering price. "Good form" means that you placed your order with Columbia Funds Services, Inc. or your payment has been received and your application is complete, including all necessary signatures. The USA Patriot
Act may require us to obtain certain personal information from you which we will use to verify your identity. If you do not provide this information, we reserve the right to close your account or take such other steps as we deem reasonable.

    -----------------------------------------------------------------------

      INVESTMENT MINIMUMS
      Initial Investment.......................................... $1,000
      Subsequent Investments......................................    $50
      Automatic Investment Plan*..................................    $50
      Retirement Plans*...........................................    $25
      * The initial investment minimum of $1,000 is waived on these plans.
      The Fund reserves the right to change these investment minimums.
      The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders. Finally, pursuant to the Trust's Agreement and Declaration of Trust, the Fund
      reserves the right to redeem your shares if your account falls below the minimum investment requirements.
    -----------------------------------------------------------------------

 Outlined below are the various options for buying shares:

Method             Instructions
Through your       Your financial advisor can help you establish your account financial advisor  and buy Fund shares on your behalf. To receive the current trading day's price, your financial advisor must receive
                   your request prior to the close of regular trading on the
                   New York Stock Exchange (NYSE), usually 4:00 p.m. Eastern
                   time. Your financial advisor may charge you fees for
                   executing the purchase for you.
-------------------------------------------------------------------------------
By check           For new accounts, send a completed application and check
(new account)      made payable to the Fund and mailed to Columbia Funds
                   Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.
-------------------------------------------------------------------------------
By check           For existing accounts, fill out and return the additional
(existing account) investment stub included in your account statement, or send a letter of instruction including your Fund name and
                   account number with a check made payable to the Fund to
                   Columbia Funds Services, Inc., P.O. Box 8081, Boston, MA
                   02266-8081.
-------------------------------------------------------------------------------
By exchange        You or your financial advisor may acquire shares of the
                   Fund for your account by exchanging shares you own in a
                   different fund distributed by Columbia Funds Distributor,
                   Inc. for shares of the same class of the Fund at no
                   additional cost. There may be an additional charge if
                   exchanging from a money market fund. To exchange by
                   telephone, call 1-800-422-3737. Please see "How to Exchange
                   Shares" for more information.
-------------------------------------------------------------------------------
By wire            You may purchase shares of the Fund by wiring money from
                   your bank account to your Fund account. To wire funds to
                   your Fund account, call 1-800-422-3737 for wiring
                   instructions.
-------------------------------------------------------------------------------
By electronic      You may purchase shares of the Fund by electronically
funds transfer     transferring money from your bank account to your Fund
(existing account) account by calling 1-800-422-3737. An electronic funds transfer may take up to two business days to settle and be considered in "good form." You must set up this feature
                   prior to your telephone request. Be sure to complete the
                   appropriate section of the application.
-------------------------------------------------------------------------------
Automatic          You may make monthly or quarterly investments automatically
investment plan    from your bank account to your Fund account. You may select a pre-authorized amount to be sent via electronic funds
                   transfer. Be sure to complete the appropriate section of
                   the application for this feature.
-------------------------------------------------------------------------------
Automated dollar   You may purchase shares of the Fund for your account by
cost averaging     exchanging $100 or more each month from another fund for
                   shares of the same class of the Fund at no additional cost.
                   You must have a current balance of at least $5,000 in the
                   fund the money is coming from. Exchanges will continue so
                   long as your fund balance is sufficient to complete the
                   transfers. You may terminate your program or change the
                   amount of the exchange (subject to the $100 minimum) by
                   calling 1-800-345-6611. Be sure to complete the appropriate section of the account application for this feature.
-------------------------------------------------------------------------------
By dividend        You may automatically invest dividends distributed by
diversification    another fund into the same class of shares of the Fund at
                   no additional sales charge. To invest your dividends in the
                   Fund, call 1-800-345-6611.

                                                                             ---

                                 Your Account



SALES CHARGES
--------------------------------------------------------------------------------
   You may be subject to an initial sales charge when you purchase, or a contingent deferred sales charge (CDSC) when you sell, shares of the Fund.
These sales charges are described below. In certain circumstances, the sales charge may be waived, as described below and in the Statement of Additional Information.

-------------------------------------------------------------------------------

  CHOOSING A SHARE CLASS
  The Fund offers three classes of shares
  in this prospectus -- Class A, B and C.
  Each share class has its own sales
  charge and expense structure.
  Determining which share class is best
  for you depends on the dollar amount
  you are investing and the number of
  years for which you expect to invest.
  If your financial advisor does not
  participate in the Class B discount
  program, purchases of $250,000 or more
  but less than $1 million can be made
  only in Class A or Class C shares.
  Purchases of $1 million or more can be
  made only in Class A shares. Based on
  your personal situation, your financial
  advisor can help you decide which class
  of shares makes the most sense for you.

  The Fund also offers an additional
  class of shares, Class Z shares,
  exclusively to certain institutional
  and other investors. Class Z shares are
  made available through a separate
  prospectus provided to eligible
  institutional and other investors.
-------------------------------------------------------------------------------

   Class A shares Your purchases of Class A shares are made at the public offering price for these shares. This price includes a sales charge that is based on the amount of your initial investment when you open your account. The sales charge you pay on an additional investment is based on the total amount of your purchase and the current value of your account. Shares you purchase with reinvested dividends or other distributions are not subject to a sales charge. A portion of the sales charge is paid as a commission to your financial advisor on the sale of Class A shares. The amount of the sales charge differs depending on the amount you invest as shown in the table below.

 Class A Sales Charges

                                                              % of offering
                                        Sales Charge as % of:     price
                                                     net       retained by
                                        offering    amount    your financial
       Amount of purchase                price     invested      advisor
       Less than $50,000...............   5.75       6.10          5.00
       ---------------------------------------------------------------------
       $50,000 to less than $100,000...   4.50       4.71          3.75
       ---------------------------------------------------------------------
       $100,000 to less than $250,000..   3.50       3.63          2.75
       ---------------------------------------------------------------------
       $250,000 to less than $500,000..   2.50       2.56          2.00
       ---------------------------------------------------------------------
       $500,000 to less than $1,000,000   2.00       2.04          1.75
       ---------------------------------------------------------------------
       $1,000,000 or more..............   0.00       0.00          0.00

   The Fund's distributor may also pay additional compensation to financial advisors as a promotional incentive.

Class A shares bought without an initial sales charge in accounts aggregating $1 million to $25 million at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 18 months of the time of purchase. Subsequent Class A share purchases that bring your account value above $1 million are subject to a CDSC if redeemed within 18 months of the date of purchase. The 18-month period begins on the first day of the month following each purchase. The CDSC does not apply to retirement plans purchasing shares through a fee-based program.

---

                                 Your Account



   In addition to the initial sales charge paid to your financial advisor and distributor, a 0.25% annual commission is paid to your financial advisor over the life of your investment out of your Fund assets as a 12b-1 fee.

   For Class A share purchases of $1 million or more, financial advisors receive a cumulative commission from the distributor as follows:

 Purchases Over $1 Million

                         Amount purchased           Commission %
                First $3 million...................     1.00
                ------------------------------------------------
                $3 million to less than $5 million.     0.80
                ------------------------------------------------
                $5 million to less than $25 million     0.50
                ------------------------------------------------
                $25 million or more................     0.25

   The commission to financial advisors for Class A share purchases of $25 million or more is paid over 12 months but only to the extent the shares remain outstanding.

   For Class A share purchases by participants in certain group retirement plans offered through a fee-based program, financial advisors receive a 1.00% commission from the distributor on all purchases of less than $3 million.

-------------------------------------------------------------------------------

  UNDERSTANDING CONTINGENT DEFERRED SALES
  CHARGES
  Certain investments in Class A, B and C
  shares are subject to a CDSC, a sales
  charge applied at the time you sell
  your shares. You will pay the CDSC only
  on shares you sell within a certain
  amount of time after purchase. The CDSC
  generally declines each year until
  there is no charge for selling shares.
  The CDSC is applied to the net asset
  value at the time of purchase or sale,
  whichever is lower. For purposes of
  calculating the CDSC, the start of the
  holding period is the first day of the
  month in which the purchase was made.
  Shares you purchase with reinvested
  dividends or other distributions are
  not subject to a CDSC. When you place
  an order to sell shares, your Fund will
  automatically sell first those shares
  not subject to a CDSC and then those
  you have held the longest.
-------------------------------------------------------------------------------

   Reduced Sales Charges for Larger Investments You may pay a lower sales charge when purchasing Class A shares through Rights of Accumulation. If the combined value of the Fund accounts in all classes maintained by you, your spouse or your minor children, together with the value of your current purchase, reaches a sales charge discount level (according to the chart on the previous page), your current purchase will receive the lower sales charge; provided that you have notified your financial advisor in writing of the identity of such other accounts and your relationship to the other account holders. You may also pay a lower sales charge when purchasing Class A shares by signing a Statement of Intent within 90 days of your purchase. See the Class A sales charge table above. By doing so, you would be able to pay the lower sales charge on all purchases applicable to purchases of a stated minimum amount by agreeing to invest a total of at least that amount within 13 months. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date. In addition, certain investors may purchase shares at a reduced sales charge or net asset value, which is the value of a Fund share excluding any sales charges. See the Statement of Additional Information for a description of these situations. Please see the back page of this prospectus for information on how to obtain a copy of the Statement of Additional Information. Upon request, a Statement of Intent may be applicable retroactively to reflect purchases within 90 days.

                                                                             ---

                                 Your Account



   Class B shares Your purchases of Class B shares are at Class B's net asset value. Class B shares have no front-end sales charge, but they do carry a CDSC that is imposed only on shares sold prior to the elimination of the CDSC as shown in the applicable chart below. The CDSC generally declines each year and eventually disappears over time. The distributor pays your financial advisor an up-front commission on sales of Class B shares as described in the charts below. In addition, Class B shares bear ongoing service and distribution fees that are higher than those borne by Class A shares.

Purchases of less than $250,000:

 Class B Sales Charges

                                               % deducted when
                 Holding period after purchase shares are sold
                     Through first year.......      5.00
                 ---------------------------------------------
                     Through second year......      4.00
                 ---------------------------------------------
                     Through third year.......      3.00
                 ---------------------------------------------
                     Through fourth year......      3.00
                 ---------------------------------------------
                     Through fifth year.......      2.00
                 ---------------------------------------------
                     Through sixth year.......      1.00
                 ---------------------------------------------
                     Longer than six years....      0.00

   Up-front commission to financial advisors is 5.00% and is paid by the distributor. From the 12b-1 annual fee of 1.00% paid out of your Fund assets, the distributor retains 0.75%, and your financial advisor is paid the remaining 0.25% as an ongoing commission.

   The conversion of Class B shares to Class A shares occurs automatically eight years after purchase.

   You can pay a lower CDSC and reduce the holding period when making purchases of Class B shares through a financial advisor that participates in the Class B share discount program for larger purchases as described in the charts below. Some financial advisors are not able to participate because their record keeping or transaction processing systems are not designed to accommodate these reductions. For non-participating financial advisors, purchases of Class B shares must be less than $250,000. Consult your financial advisor to see whether it participates in the discount program for larger purchases. For participating financial advisors, Rights of Accumulation apply, so that if the combined value of Fund accounts in all classes maintained by you, your spouse or your minor children, together with the value of your current purchase, is at or above discount level, your current purchase will receive the lower CDSC and the applicable reduced holding period; provided that you have notified your financial advisor in writing of the identity of such other accounts and your relationship to the other account holders.

Purchases of $250,000 to less than $500,000:

 Class B Sales Charges

                                               % deducted when
                 Holding period after purchase shares are sold
                    Through first year........      3.00
                 ---------------------------------------------
                    Through second year.......      2.00
                 ---------------------------------------------
                    Through third year........      1.00
                 ---------------------------------------------
                    Longer than three years...      0.00

---

                                 Your Account



   Up-front commission to financial advisors is 2.50% and is paid by the distributor. From the 12b-1 annual fee of 1.00% paid out of your Fund assets, the distributor retains 0.75%, and your financial advisor is paid the remaining 0.25% as an ongoing commission.

   The conversion of Class B shares to Class A shares occurs automatically four years after purchase.

Purchases of $500,000 to less than $1 million:

 Class B Sales Charges

                                               % deducted when
                 Holding period after purchase shares are sold
                      Through first year......      3.00
                 ---------------------------------------------
                      Through second year.....      2.00
                 ---------------------------------------------
                      Through third year......      1.00

   Up-front commission to financial advisors is 1.75% and is paid by the distributor. From the 12b-1 annual fee of 1.00% paid out of your Fund assets, the distributor retains 0.75%, and your financial advisor is paid the remaining 0.25% as an ongoing commission.

   The conversion of Class B shares to Class A shares occurs automatically three years after purchase.

   If you exchange into a fund participating in the Class B share discount program or transfer your fund account from a financial advisor that does not participate in the program to one that does, the exchanged or transferred shares will retain the pre-existing CDSC but any additional purchases of Class B shares which, together with the exchanged or transferred account, exceed the applicable discount level will be subject to the lower CDSC and the reduced holding period for amounts in excess of the discount level. Your financial advisor will receive the lower commission for purchases in excess of the applicable discount level. If you exchange from a participating fund or transfer your account from a financial advisor that does participate in the program into a non-participating fund or to a financial advisor that does not participate in the program, the exchanged or transferred shares will retain the pre-existing CDSC schedule and holding period but all additional purchases of Class B shares will be subject to the higher CDSC and longer holding period of the non-participating fund or applicable to the non-participating financial advisor.

   Class C shares Your purchases of Class C shares are at Class C's net asset value. Although Class C shares have no front-end sales charge, they carry a CDSC of 1.00% that is applied to shares sold within the first year after they are purchased. After holding shares for one year, you may sell them at any time without paying a CDSC. The distributor pays your financial advisor an up-front commission of 1.00% on sales of Class C shares. In addition, Class C shares bear ongoing service and distribution fees that are higher than those borne by Class A shares.

 Class C Sales Charges

                                               % deducted when
                 Holding period after purchase shares are sold
                     Through one year.........      1.00
                 ---------------------------------------------
                     Longer than one year.....      0.00

   A 1.00% annual commission is paid to your financial advisor and the distributor over the life of your investment out of your Fund assets.

                                                                             ---

                                 Your Account



PAYMENTS TO YOUR FINANCIAL ADVISOR
--------------------------------------------------------------------------------
   Normally your financial advisor receives certain initial and ongoing payments based on your purchase and continued holding of shares of the Fund as described above under "Sales Charges." For specific details on those payments or any other payments that may be received, you should contact your financial advisor.

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------
   You may exchange your shares for shares of the same share class (and in some cases, certain other classes) of another fund distributed by Columbia Funds Distributor, Inc. at net asset value. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares may be subject to a CDSC, depending upon when you originally purchased the shares you are exchanging. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC will be the CDSC of the original fund. Shareholders of Columbia Acorn Funds that qualify to purchase Class A shares at net asset value may exchange their Class
A shares for Class Z shares of another fund distributed by Columbia Funds Distributor, Inc. (see the Statement of Additional Information for a description of these situations). Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the adviser in its discretion determines that your exchange activity may adversely impact its ability to manage the Fund. See "Fund Policy on Trading of Fund Shares" for the Fund's policy. To exchange by telephone, call 1-800-422-3737. Please have your account and taxpayer identification numbers available when calling.

HOW TO SELL SHARES
--------------------------------------------------------------------------------
   Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of the Fund on any regular business day that the NYSE is open.

   When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and Medallion Signature Guarantees, (ii) you have included any certificates for shares to be sold, and (iii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.

   The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities rather than cash, under certain circumstances. For more information, see "Fund Policy on Trading of Fund Shares" below as well as the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

---

                                 Your Account



 Outlined below are the various options for selling shares:

 Method            Instructions
 Through your      You may call your financial advisor to place your sell
 financial advisor  order. To receive the current trading day's price, your financial advisor must receive your request prior to the
                    close of regular trading on the NYSE, usually 4:00 p.m.
                    Eastern time. Your financial advisor may charge you fees
                    for executing a redemption for you.
 ------------------------------------------------------------------------------
 By exchange       You or your financial advisor may sell shares of the Fund
                   by exchanging from the Fund into the same share class (and in some cases, certain other classes) of another fund
                   distributed by Columbia Funds Distributor, Inc. at no
                   additional cost. To exchange by telephone, call
                   1-800-422-3737.
 ------------------------------------------------------------------------------
 By telephone      You or your financial advisor may sell shares of the Fund
                   by telephone and request that a check be sent to your
                   address of record by calling 1-800-422-3737, unless you
                   have notified the Fund of an address change within the
                   previous 30 days. The dollar limit for telephone sales is
                   $100,000 in a 30-day period. You do not need to set up this feature in advance of your call. Certain restrictions apply to retirement accounts. For details, call 1-800-797-7526.
 ------------------------------------------------------------------------------
 By mail           You may send a signed letter of instruction to the address below. In your letter of instruction, note your Fund's
                   name, share class, account number, and the dollar value or number of shares you wish to sell. All account owners must sign the letter. Signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another eligible guarantor that participates in the Medallion
                   Signature Guarantee Program for amounts over $100,000 or
                   for alternate payee or mailing instructions. Additional
                   documentation is required for sales by corporations,
                   agents, fiduciaries, surviving joint owners and individual retirement account owners. For details, call 1-800-345-6611.
                   Mail your letter of instruction to Columbia Funds Services,
                   Inc., P.O. Box 8081, Boston, MA 02266-8081.
 ------------------------------------------------------------------------------
 By wire           You may sell shares of the Fund and request that the
                    proceeds be wired to your bank. You must set up this
                    feature prior to your telephone request. Be sure to
                    complete the appropriate section of the account
                    application for this feature.
 ------------------------------------------------------------------------------
 By systematic     You may automatically sell a specified dollar amount or
 withdrawal plan    percentage of your account on a monthly, quarterly or
                    semiannual basis and have the proceeds sent to you if your account balance is at least $5,000. This feature is not
                    available if you hold your shares in certificate form. All dividend and capital gains distributions must be
                    reinvested. Be sure to complete the appropriate section of the account application for this feature.
 ------------------------------------------------------------------------------
 By electronic     You may sell shares of the Fund and request that the
 funds transfer     proceeds be electronically transferred to your bank.
                    Proceeds may take up to two business days to be received
                    by your bank. You must set up this feature prior to your
                    request. Be sure to complete the appropriate section of
                    the account application for this feature.

FUND POLICY ON TRADING OF FUND SHARES
--------------------------------------------------------------------------------
   Purchases and exchanges should be made for investment purposes only.
Frequent purchases, redemptions or exchanges of Fund shares may disrupt portfolio management and increase Fund expenses. The Fund has adopted certain policies and methods intended to identify and to discourage frequent trading in the Fund. However, as discussed below, the Fund cannot ensure that all such activity can be identified or terminated.

   Right to Reject or Restrict Orders and Close Accounts. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order, including transactions accepted by any shareholder's financial intermediary, when the Fund believes it is in the best interest of the other shareholders to do so. In the event that the Fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. The Fund may also fully redeem the shares and close the account of any shareholder whom it believes is engaged or intends to engage in frequent trading in that Fund or another fund.

   Limitations on the Ability to Identify or to Terminate Frequent Trading. There is no guarantee that the Fund or its agents will be able to detect frequent trading activity or the shareholders engaged in such activity, or, if it is detected, to prevent its recurrence. In particular, a substantial portion of purchase, redemption and exchange orders are received from omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, retirement plans and variable insurance products. The Fund typically is not able to identify trading by a particular

                                                                             ---

                                 Your Account


beneficial owner in an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in frequent trading. There are also operational and technological limitations on the Fund's agents' ability to identify or terminate frequent trading activity, and the techniques used by the Fund and its agents are not anticipated to identify all frequent trading.

DISTRIBUTION AND SERVICE FEES
--------------------------------------------------------------------------------
   The Fund has adopted a plan under Rule 12b-1 under the Investment Company
Act that permits it to pay its distributor ongoing marketing and other fees to support the sale and distribution of Class A, B and C shares and certain services provided to you by your financial advisor, and your financial advisor may receive all or a portion of those fees attributable to your shares (see "Payments to Your Financial Advisor"). The annual service fee, as a percentage of the value of the shares, may equal up to 0.25% for Class A, Class B and Class C shares. The annual distribution fee is normally 0.10% for Class A shares and 0.75% for Class B and Class C shares. Distribution and service fees are paid out of the assets of these classes. Over time, these fees reduce the return on your investment and cost you more than paying other types of sales charges. Class B shares automatically convert to Class A shares after a certain number of years, eliminating a portion of the distribution fee upon conversion. Conversion may occur three, four or eight years after purchase, depending on the program you purchased your shares under. See "Your Account -- Sales Charge" for the conversion schedules applicable to Class B shares.

OTHER INFORMATION ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------
   How the Fund's Share Price is Determined The price of each class of the Fund's shares is based on its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday). Shares are not priced on days on which the NYSE is closed for trading.

   When you request a transaction, it will be processed at the net asset value (plus any applicable sales charges) next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor, your financial advisor must receive your order by the close of trading on the NYSE to receive that day's price.

   The Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. In determining the net asset value, the Fund must determine the value of each security in its portfolio at the close of each trading day. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations for a security are unavailable, or when the adviser believes that available market quotations are unreliable, the Fund may use other data to determine a fair value of the security.

   You can find the daily prices of some share classes for the Fund in most major daily newspapers under the heading of "Columbia." You can find daily prices for all share classes by visiting www.columbiafunds.com.

   Account Fees If your account value falls below $1,000 (other than as a result of depreciation in share value), your account may be subject to an annual fee of $20. The Fund's transfer agent will send you written notification of any such action and provide details on how you can add money to your account to avoid this penalty.

---

                                 Your Account



   Share Certificates Share certificates are not available for any class of shares offered by the Fund. If you currently hold previously issued share certificates, you will not be able to sell your shares until you have endorsed your certificates and returned them to the transfer agent.

   Dividends, Distributions, and Taxes The Fund has the potential to make the following distributions:

 Types of Distributions

   Dividends      Represents interest and dividends earned from securities
                   held by the Fund, net of expenses incurred by the Fund.
 -----------------------------------------------------------------------------
   Capital gains  Represents net long-term capital gains on sales of securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.

-------------------------------------------------------------------------------

  UNDERSTANDING FUND DISTRIBUTIONS
  The Fund may earn income from the
  securities it holds. The Fund also may
  realize capital gains or losses on
  sales of its securities. The Fund
  distributes substantially all of its
  net investment income and capital gains
  to shareholders. As a shareholder, you
  are entitled to a portion of the Fund's
  income and capital gains based on the
  number of shares you own at the time
  these distributions are declared.
-------------------------------------------------------------------------------

   Distribution Options The Fund distributes dividends in June and December and any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option call 1-800-345-6611.

   If you do not indicate on your application or at the time your account is established your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.

 Distribution Options

 Reinvest all distributions in
   additional shares of the Fund......
--------------------------------------
 Reinvest all distributions in shares
   of another fund....................
--------------------------------------
 Receive dividends in cash (see
   options below) and reinvest
   capital gains......................
--------------------------------------
 Receive all distributions in cash
   (with one of the following
   options):..........................
 . send the check to your address of
   record
 . send the check to a third party
   address
 . transfer the money to your bank
   via electronic funds transfer

   Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution, and all subsequent distributions, will be reinvested in additional shares of the Fund.

   Tax Consequences Unless you are an entity exempt from income taxes or invest under a retirement account, regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on the state where you live, distributions also may be subject to state and local income taxes.

                                                                             ---

                                 Your Account



   In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income, unless such dividends are "qualified dividend income" (as defined in the Internal Revenue Code) eligible for a reduced rate of tax. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor about foreign, federal, state, local or other applicable tax laws.

   In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling or exchanging shares of the Fund. Such transactions also may be subject to federal, state and local income tax.

---

Board of Trustees
-------------------------------------------------------------------------------

   The Fund is governed by its board of trustees. More than 75% of the trustees are independent and have no affiliation with the Fund's investment adviser or the distributor. The board of trustees selects the Fund's investment adviser (subject to shareholder approval) and other service providers and oversees their performance. For more detailed information on the board of trustees, please refer to the Statement of Additional Information.

Managing the Fund
-------------------------------------------------------------------------------

INVESTMENT ADVISER
--------------------------------------------------------------------------------
   Columbia Wanger Asset Management, L.P. (Columbia WAM), located at 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606, is the Fund's investment adviser. Columbia WAM and its predecessor have managed mutual funds, including the Fund, since 1992. In its duties as investment adviser, Columbia WAM runs the Fund's day-to-day business, including making investment decisions and placing all orders for the purchase and sale of the Fund's portfolio securities.

   Columbia WAM was previously named Liberty Wanger Asset Management, L.P. and its predecessor was named Wanger Asset Management, L.P. Columbia WAM is a wholly owned subsidiary of Columbia Management Group, Inc., which is an indirect wholly owned subsidiary of Bank of America Corporation.

   Columbia WAM's advisory fee for managing the Fund in 2003 was 0.90% of the Fund's average daily net assets. Columbia WAM also receives an administrative services fee from the Fund at the annual rate of 0.05% of the Fund's average daily net assets.

PORTFOLIO MANAGER
--------------------------------------------------------------------------------
   Columbia WAM uses a team to manage the Fund. Team members share responsibility for providing ideas, information, and knowledge in managing the Fund, and each team member has one or more particular areas of expertise. The portfolio managers are responsible for making daily investment decisions, and utilize the management team's input and advice when making buy and sell determinations.

   Ben Andrews

   Lead portfolio manager

   Ben Andrews is a vice president of Columbia Acorn Trust and has been part of the Columbia WAM investment team since 1998, most recently as a senior technology analyst. His analytical experience includes covering a broad range of industries and special situations. Mr. Andrews is also the lead portfolio manager of Wanger Select, a mutual fund underlying variable insurance products. Prior to joining Columbia WAM, Mr. Andrews was a senior analyst at Rothschild Investment Corporation.

                                                                             ---

Other Investment Strategies and Risks
-----------------------------------------------------------------------------

   The Fund's principal investment strategies and their associated risks are described under "The Fund -- Principal Investment Strategies" and "The Fund -- Principal Investment Risks." This section describes other investments the Fund may make and the risks associated with them. In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques, which are not the principal focus of the Fund and therefore are not described in this prospectus. These types of securities and investment practices and their associated risks are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). The adviser may elect not to buy any of these securities or use any of these techniques. The Fund may not always achieve its investment goal. Except as otherwise noted, approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or any of its investment strategies.

THE INFORMATION EDGE
--------------------------------------------------------------------------------
   The Fund generally invests in entrepreneurially managed smaller, mid-sized and larger companies that it believes are not as well known by financial analysts and whose domination of a niche creates the opportunity for superior earnings-growth potential. Columbia WAM may identify what it believes are important economic, social or technological trends (for example, the growth of out-sourcing as a business strategy, or the productivity gains from the increasing use of technology) and try to identify companies it thinks will benefit from these trends.

   In making investments for the Fund, Columbia WAM relies primarily on independent, internally generated research to uncover companies that may be less well known than the more popular names. To find these companies, Columbia WAM compares growth potential, financial strength and fundamental value among companies.

Growth Potential               Financial Strength                           Fundamental Value
------------------------------------------------------------------------------------------------------------------
..superior technology           .low debt                                    .reasonable stock price relative to
..innovative marketing          .adequate working capital                     growth potential and financial
..managerial skill              .conservative accounting practices            strength
..market niche                  .adequate profit margin                      .valuable assets
..good earnings prospects
..strong demand for product

The realization of this growth A strong balance sheet gives management      Once Columbia WAM uncovers an
potential would likely produce greater flexibility to pursue strategic      attractive company, it identifies a
superior performance that is   objectives and is essential to maintaining a price that it believes would also make
sustainable over time.         competitive advantage.                       the stock a good value.
------------------------------------------------------------------------------------------------------------------

LONG-TERM INVESTING
--------------------------------------------------------------------------------
   Columbia WAM's analysts continually screen companies and make contact with more than 1,000 companies around the globe each year. To accomplish this, Columbia WAM analysts talk to top management, vendors, suppliers and competitors, whenever possible.

   In managing the Fund, Columbia WAM tries to maintain lower taxes and transaction costs by investing with a long-term time horizon (at least two to five years). However, securities purchased on a long-term basis may be sold within 12 months after purchase due to changes in the circumstances of a particular company or industry, or changes in general market or economic conditions.

---

                     Other Investment Strategies and Risks



DERIVATIVE STRATEGIES
--------------------------------------------------------------------------------
   The Fund may enter into a number of derivative strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use these strategies to adjust the Fund's sensitivity to changes in interest rates or for other hedging purposes (i.e., attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is a risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund.

TEMPORARY DEFENSIVE STRATEGIES
--------------------------------------------------------------------------------
   At times, Columbia WAM may determine that adverse market conditions make it desirable to temporarily suspend the Fund's normal investment activities.
During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.

                                                                            ---

Financial Highlights
-------------------------------------------------------------------------------


   The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the Fund's Class A, Class B and Class C shares fiscal years since inception, which run from January 1 to December 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements, which have been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the Fund's annual report. You can request a free annual report by calling 1-800-426-3750.

 Columbia Acorn Select

                                                                Year Ended December 31,
                                                   2003        2002         2001         2000/(a)/
                                                  Class A     Class A      Class A       Class A
                                                -------     -------      -------     --------
 Net asset value --
 Beginning of period ($)                          13.93      15.17        14.12       13.47
-------------------------------------------------------------------------------------------------------
 Income from Investment Operations ($):
   Net investment income (loss)/(b)/              (0.20)     (0.16)       (0.10)      (0.01)
   Net realized and unrealized gain (loss)         4.37      (1.08)        1.18        0.86
-------------------------------------------------------------------------------------------------------
  Total from Investment Operations                 4.17      (1.24)        1.08        0.85
-------------------------------------------------------------------------------------------------------
 Less Distributions Declared
 to Shareholders ($):
   From net investment income                        --         --           --       (0.01)
   From net realized gains                        (0.09)        --        (0.03)      (0.19)
-------------------------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders    (0.09)        --        (0.03)      (0.20)
-------------------------------------------------------------------------------------------------------
 Net asset value --
 End of period ($)                                18.01      13.93        15.17       14.12
-------------------------------------------------------------------------------------------------------
  Total Return (%)/ (c)/                          29.95      (8.17)/(d)/   7.65/(d)/   6.32/(e)/
-------------------------------------------------------------------------------------------------------
 Ratios to Average Net Assets (%):
   Expenses                                        1.63(f)    1.70/(f)/    1.70        1.61/(f)(g)(h)/
   Net investment income (loss)                   (1.15)(f)  (1.11)/(f)/  (0.79)      (0.62)/(f)(g)(h)/
   Reimbursement                                     --       0.10         0.18          --
  Portfolio turnover rate (%)                        16         40           82         116/(e)/
  Net assets at end of period (000's) ($)       264,679     31,742       11,900       3,267

(a)Class A shares were initially offered on October 16, 2000. Per share data reflects activity from that date.
(b)Per share data was calculated using average shares outstanding during the period.
(c)Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d)Had the adviser not reimbursed a portion of expenses, total return would have been reduced.
(e)Not annualized.
(f)The benefits derived from custody fees paid indirectly had no impact.
(g)Annualized.
(h)The ratios of expenses and net investment loss to average net assets, previously reported as 0.76% and 0.23% respectively, were revised to reflect all class specific expenses in this period.

---

                             Financial Highlights


 Columbia Acorn Select

                                                                 Year Ended December 31,
                                                    2003         2002         2001         2000/(a)/
                                                   Class B      Class B      Class B       Class B
                                                -------       -------      -------     --------
 Net asset value --
 Beginning of period ($)                          13.73        15.05        14.10       13.47
---------------------------------------------------------------------------------------------------------
 Income from Investment Operations ($):
   Net investment loss/(b)/                       (0.29)       (0.25)       (0.20)      (0.01)
   Net realized and unrealized gain (loss)         4.29        (1.07)        1.18        0.84
---------------------------------------------------------------------------------------------------------
  Total from Investment Operations                 4.00        (1.32)        0.98        0.83
---------------------------------------------------------------------------------------------------------
 Less Distributions Declared
 to Shareholders ($):
   From net investment income                        --           --           --       (0.01)
   From net realized gains                        (0.09)          --        (0.03)      (0.19)
---------------------------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders    (0.09)          --        (0.03)      (0.20)
---------------------------------------------------------------------------------------------------------
 Net asset value --
 End of period ($)                                17.64        13.73        15.05       14.10
---------------------------------------------------------------------------------------------------------
  Total Return (%)(c)                             29.14        (8.77)/(d)/   6.95/(d)/   6.17/(e)/
---------------------------------------------------------------------------------------------------------
 Ratios to Average Net Assets (%):
   Expenses                                        2.28/(f)/    2.35/(f)/    2.35        2.26/(f)(g)(h)/
   Net investment loss                            (1.80)/(f)/  (1.76)/(f)/  (1.44)      (1.27)/(f)(g)(h)/
   Reimbursement                                     --         0.10%        0.18%         --
  Portfolio turnover rate (%)                        16           40           82         116/(e)/
  Net assets at end of period (000's) ($)       118,064       33,106       13,358       4,249

(a)Class B shares were initially offered on October 16, 2000. Per share data reflects activity from that date.
(b)Per share data was calculated using average shares outstanding during the period.
(c)Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d)Had the adviser not reimbursed a portion of expenses, total return would have been reduced.
(e)Not annualized.
(f)The benefits derived from custody fees paid indirectly had no impact.
(g)Annualized.
(h)The ratios of expenses and net investment loss to average net assets, previously reported as 1.41% and (0.42)% respectively, were revised to reflect all class specific expenses in this period.

                                                                            ---

                             Financial Highlights



 Columbia Acorn Select

                                                                Year Ended December 31,
                                                   2003         2002        2001          2000/(a)/
                                                  Class C      Class C     Class C        Class C
                                                -------      -------      -------     --------
 Net asset value --
 Beginning of period ($)                         13.73        15.05        14.10       13.47
--------------------------------------------------------------------------------------------------------
 Income from Investment Operations ($):
   Net investment loss/(b)/                      (0.30)       (0.25)       (0.20)      (0.01)
   Net realized and unrealized gain (loss)        4.30        (1.07)        1.18        0.84
--------------------------------------------------------------------------------------------------------
  Total from Investment Operations                4.00        (1.32)        0.98        0.83
--------------------------------------------------------------------------------------------------------
 Less Distributions
 Declared to Shareholders ($):
   From net investment income                       --           --           --       (0.01)
   From net realized gains                       (0.09)          --        (0.03)      (0.19)
--------------------------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders   (0.09)          --        (0.03)      (0.20)
--------------------------------------------------------------------------------------------------------
 Net asset value --
 End of period ($)                               17.64        13.73        15.05       14.10
--------------------------------------------------------------------------------------------------------
  Total Return(%)/(c)/                           29.14        (8.77)/(d)/   6.95/(d)/   6.17/(e)/
--------------------------------------------------------------------------------------------------------
 Ratios to Average Net Assets (%):
   Expenses                                       2.28/(f)/    2.35/(f)/    2.35        2.26/(f)(g)(h)/
   Net investment loss                           (1.80)/(f)/  (1.76)/(f)/  (1.44)      (1.27)/(f)(g)(h)/
   Reimbursement                                    --         0.10         0.18          --
  Portfolio turnover rate (%)                       16           40           82         116/(e)/
  Net assets at end of period (000's) ($)       64,212       10,919        4,945       1,070

(a)Class C shares were initially offered on October 16, 2000. Per share data reflects activity from that date.
(b)Per share data was calculated using average shares outstanding during the period.
(c)Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d)Had the adviser not reimbursed a portion of expenses, total return would have been reduced.
(e)Not annualized.
(f)The benefits derived from custody fees paid indirectly had no impact.
(g)Annualized.
(h)The ratios or expenses and net investment loss to average net assets, previously reported as 1.41% and (0.42)% respectively, were revised to reflect all class specific expenses in this period.

---

Notes
-------------------------------------------------------------------------------

================================================================================

                                                                             ---

FOR MORE INFORMATION
--------------------------------------------------------------------------------
   Additional information about the Fund's investments is available in the Fund's semiannual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.

   You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

   You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:

   Columbia Funds Distributor, Inc.
   One Financial Center
   Boston, MA 02111-2621
   1-800-426-3750
   www.columbiafunds.com

   Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission internet site at www.sec.gov.

   You can review and copy information about the Fund by visiting the following location, and you can obtain copies upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

   Public Reference Room
   Securities and Exchange Commission
   Washington, DC 20549-0102

   Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

Investment Company Act file number:

Columbia Acorn Trust (formerly Liberty Acorn Trust): 811-01829

..  Columbia Acorn Select (formerly Liberty Acorn Twenty)


--------------------------------------------------------------------------------

[LOGO] ColumbiaFunds

       A Member of Columbia Management Group

       (C)2004 Columbia Funds Distributor, Inc.
       One Financial Center, Boston, MA 02111-2621
       800.426.3750 www.columbiafunds.com
                                                               795-01/774R-0404

Columbia Acorn International Select     Prospectus, May 1, 2004
-------------------------------------------------------------------------------

Class Z Shares

   Advised by Columbia Wanger Asset Management, L.P.

--------------------------------------------------------------------------------
TABLE OF CONTENTS

THE FUND                                  2
--------------------------------------------
Investment Goal.........................  2
Principal Investment Strategies.........  2
Principal Investment Risks..............  2
Performance History ....................  4
Your Expenses...........................  5

YOUR ACCOUNT                              7
--------------------------------------------
How to Buy Shares.......................  7
Eligible Investors......................  7
Sales Charges...........................  9
How to Exchange Shares..................  9
How to Sell Shares...................... 10
Fund Policy on Trading of Fund Shares
 and Redemption Fees.................... 11
Other Information About Your Account.... 11

BOARD OF TRUSTEES                        13
--------------------------------------------

MANAGING THE FUND                        14
--------------------------------------------
Investment Adviser...................... 14
Portfolio Managers...................... 14

OTHER INVESTMENT STRATEGIES AND RISKS    15
--------------------------------------------
The Information Edge.................... 15
Long-Term Investing..................... 15
Derivative Strategies................... 16
Temporary Defensive Strategies.......... 16

FINANCIAL HIGHLIGHTS                     17
--------------------------------------------

Only eligible investors may purchase Class Z shares. See "Your Account -- Eligible Investors" for more information.

   Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

[LOGO] Not FDIC   May Lose Value
       Insured  No Bank Guarantee

The Fund
-------------------------------------------------------------------------------

INVESTMENT GOAL
--------------------------------------------------------------------------------
   Columbia Acorn International Select seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Columbia Acorn International Select invests primarily in the stocks of medium- to larger-sized companies based in developed markets (for example, Japan, Canada and United Kingdom) outside the U.S. The Fund invests in at least three countries. The Fund is a diversified fund that takes advantage of its advisor's research and stock-picking capabilities to invest in a limited number of foreign companies (between 40-60), offering the potential to provide above-average growth over time. The Fund invests primarily in companies with market capitalizations of $2 to $25 billion at the time of purchase.

   The Fund believes that companies within this capitalization range, which are not as well known by financial analysts, may offer higher return potential than the stocks of companies with capitalizations above $25 billion.

   Columbia Acorn International Select typically looks for companies with:

     .   A strong business franchise that offers growth potential.

     .   Products and services that give the company a competitive advantage.

     . A stock price the Fund's investment adviser believes is reasonable relative to the assets and earning power of the company.

   Columbia Acorn International Select is an international fund and, under normal circumstances, invests at least 65% of its net assets in the stocks of foreign companies based in developed markets outside the U.S.

   Additional strategies that are not principal investment strategies and the risks associated with them are described below under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
   The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) that could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

   Management risk means that the adviser's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

   Since the Fund purchases equity securities, it is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

---

                                   The Fund



   Sector risk is inherent in the Fund's investment strategy. Companies that are in different but closely related industries are sometimes described as being in the same broad economic sector. The values of stocks of different companies in a market sector may be similarly affected by particular economic or market events. Although the Fund does not intend to focus on any particular sector, at times, the Fund may have a significant portion of its assets invested in a particular sector.

   Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

   Market timers. Because the Fund invests predominantly in foreign securities, the Fund may be particularly susceptible to market timers. Market timers generally attempt to take advantage of the way the Fund prices its shares by trading based on market information they expect will lead to a change in the Fund's net asset value on the next pricing day. Market timing activity may be disruptive to Fund management and, since a market timer's profits are effectively paid directly out of the Fund's assets, may negatively impact the investment returns of other shareholders. Although the Fund has adopted certain policies and methods intended to identify and discourage frequent trading based on this strategy, it cannot ensure that all such activity can be identified or terminated.

   Investment in emerging markets is subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

   Smaller companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, smaller companies may not be widely followed by the investment community, which can lower the demand for their stock.

   The securities issued by mid-cap companies may have more risk than those of larger companies. These securities may be more susceptible to market downturns, and their prices could be more volatile.

   An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                                                             ---

                                   The Fund



PERFORMANCE HISTORY
--------------------------------------------------------------------------------

   The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class Z shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class Z shares compare with those of a broad measure of market performance for 1 year, 5 years and life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements. If these arrangements had not been in place, then performance would have been lower. Any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.

       ------------------------------------------------------------------

         UNDERSTANDING PERFORMANCE
         Calendar Year Total Returns show the Fund's Class Z share performance for each completed calendar year since the Fund commenced operations. They include the effects of Fund expenses.

         Average Annual Total Returns are a measure of the Fund's
         Class Z average performance over the past one-year, five year and for life of the Fund periods. They include the effects of Fund expenses.

         The Fund's returns are compared to the Citigroup World
         ex-U.S. Cap Range $2-10 Billion Index (Citigroup Cap Range $2-10B). The Citigroup Cap Range $2-10B is Citigroup's two to ten billion U.S. dollar security market subset of its Broad Market Index. It represents a midcap developed market index, excluding the U.S. Unlike the Fund, an index is not an investment, does not incur fees, expenses or taxes, and is not professionally managed.
       ------------------------------------------------------------------

 Calendar Year Total Returns (Class Z)/(1)/

                                    [CHART]

 1994    1995    1996    1997    1998    1999     2000    2001    2002    2003
------  ------  ------  ------  ------  ------  -------  ------- ------- -------
-3.80%   8.93%  20.65%   0.19%  15.43%  79.19%  -20.02%  -21.11% -16.10% 47.80%


                    For the periods shown in bar chart:
                     Best quarter: 4th quarter 1999, +46.65%
                     Worst quarter: 3rd quarter 2001, -22.80%

   After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor's own tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

---

                                   The Fund



 Average Annual Total Returns -- for periods ended December 31, 2003/(1)/

                                                               Inception                Life of
                                                                 Date    1 Year 5 Years the Fund
Class Z (%)                                                    11/23/98
  Return Before Taxes                                                    41.79   6.14     8.01
  Return After Taxes on Distributions                                    41.94   6.06     7.92
  Return After Taxes on Distributions and Sale of Fund Shares            27.34   5.28     6.92
------------------------------------------------------------------------------------------------
Citigroup Cap Range $2-10B/(2)/ (%)                              N/A     49.65   5.92     6.48

(1)The Fund's performance during 1999 was achieved in a period of unusual market conditions.
(2)Performance information is from November 23, 1998.

YOUR EXPENSES
--------------------------------------------------------------------------------
   Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

       ------------------------------------------------------------------

         UNDERSTANDING EXPENSES
         Annual Fund Operating Expenses are paid by the Fund. They include management and administration fees and other administrative costs including transfer agency and custody services.

         Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. It uses the following hypothetical conditions:
         .  $10,000 initial investment
         .  5% total return for each year
         .  Fund operating expenses remain the same
         .  Reinvestment of all dividends and distributions
       ------------------------------------------------------------------

 Shareholder Fees/(1)/ (paid directly from your investment)

Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)                               None
----------------------------------------------------------------------------------
Maximum deferred sales charge (load) on redemptions (%)
(as a percentage of the lesser of purchase price or redemption price) None
----------------------------------------------------------------------------------
Redemption fee (%)
(as a percentage of amount redeemed, if applicable)                   2.00/(2)(3)/

(1)A $20 annual fee may be deducted from accounts of less than $1,000 and paid to the transfer agent.
(2)Charged only when selling or exchanging shares you have owned for 60 days or less. For more information, see "Fund Policy on Trading of Fund Shares and Redemption Fees."
(3)There is a $7.50 charge for wiring sale proceeds to your bank.

                                                                             ---

                                   The Fund



 Annual Fund Operating Expenses (deducted directly from Fund assets)

               Management fees/(1)/ (%)                      0.95
               --------------------------------------------------
               Distribution and service (12b-1) fees (%)     None
               --------------------------------------------------
               Other expenses/(2)/ (%)                       1.00
               --------------------------------------------------
               Total annual fund operating expenses/(3)/ (%) 1.95

(1)In addition to the management fee, the Fund pays the adviser an administrative fee of 0.05%, which is included in "Other expenses."
(2)"Other expenses" have been restated to reflect current transfer agency fees. The Fund's adviser and/or affiliates have contractually agreed to waive a portion of "Other expenses" through April 30, 2005. If this arrangement had not been in place, total annual fund operating expenses would have been 1.98%.
(3)The Fund's adviser has voluntarily agreed to reimburse the Fund for any ordinary operating expenses (exclusive of distribution and service fees, interest, taxes and extraordinary expenses, if any) exceeding 1.45% of the average annual net assets for Class Z. This arrangement may be modified or terminated by either the Fund or the adviser on 30 days' notice. As a result, the actual total annual Fund operating expenses for Class Z shares would be 1.45%.

 Example Expenses for a $10,000 investment (your actual costs may be higher or lower)

                        1 Year 3 Years 5 Years 10 Years
                         $198   $618   $1,065   $2,304

---

Your Account
-------------------------------------------------------------------------------

HOW TO BUY SHARES
--------------------------------------------------------------------------------
   If you are an eligible investor (described below), your shares will be bought at the next calculated price after the Fund receives your purchase request in "good form." "Good form" means that you placed your order with Columbia Funds Services, Inc. or your financial advisor or your payment has been received and your application is complete, including all necessary signatures. The Fund reserves the right to refuse a purchase order for any reason, including if the Fund believes that doing so would be in the best interest of the Fund and its shareholders. The USA Patriot Act may require us to obtain certain personal information from you which we will use to verify your identity. If you do not provide this information, we reserve the right to close your account or take such other steps as we deem reasonable.

 Outlined below are the various options for buying shares:

Method             Instructions
Through your       Your financial advisor can help you establish your account financial advisor  and buy Fund shares on your behalf. To receive the current trading day's price, your financial advisor must
                   receive your request prior to the close of regular trading on the New York Stock Exchange (NYSE), usually 4:00 p.m.
                   Eastern time. Your financial advisor may charge you fees
                   for executing the purchase for you.
-------------------------------------------------------------------------------
By check           For new accounts, send a completed application and check
(new account)      made payable to the Fund and mailed to Columbia Funds
                   Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.
-------------------------------------------------------------------------------
By check           For existing accounts, fill out and return the additional
(existing account) investment stub included in your account statement, or send a letter of instruction including the Fund name and account number with a check made payable to the Fund and mailed to
                   Columbia Funds Services, Inc., P.O. Box 8081, Boston, MA
                   02266-8081.
-------------------------------------------------------------------------------
By exchange        You may acquire shares of the Fund for your account by
                   exchanging shares you own in a different fund distributed
                   by Columbia Funds Distributor, Inc. for shares of the same class or Class A shares of the Fund at no additional cost.
                   There may be an additional charge if exchanging from a
                   money market fund. To exchange by telephone, call
                   1-800-422-3737. Please see "How to Exchange Shares" for
                   more information.
-------------------------------------------------------------------------------
By wire            You may purchase shares of the Fund by wiring money from
                   your bank account to your Fund account. To wire funds to
                   your Fund account, call 1-800-422-3737 for wiring
                   instructions.
-------------------------------------------------------------------------------
By electronic      You may purchase shares of the Fund by electronically
funds transfer     transferring money from your bank account to your Fund
(existing account) account by calling 1-800-422-3737. An electronic funds transfer may take up to two business days to settle and be considered in "good form." You must set up this feature
                   prior to your telephone request. Be sure to complete the
                   appropriate section of the application.
-------------------------------------------------------------------------------
Automatic          You may make monthly or quarterly investments automatically
investment plan    from your bank account to your Fund account. You may select a pre-authorized amount to be sent via electronic funds
                   transfer. Be sure to complete the appropriate section of
                   the application for this feature.
-------------------------------------------------------------------------------
Automated dollar   You may purchase shares of the Fund for your account by
cost averaging     exchanging $ 100 or more each month from another fund for
                   shares of the same class of the Fund at no additional cost.
                   You must have a current balance of at least $5,000 in the
                   fund the money is coming from. Exchanges will continue so
                   long as your fund balance is sufficient to complete the
                   transfers. You may terminate your program or change the
                   amount of the exchange (subject to the $100 minimum) by
                   calling 1-800-345-6611. Be sure to complete the appropriate section of the account application for this feature.
-------------------------------------------------------------------------------
By dividend        You may automatically invest dividends distributed by
diversification    another fund into the same class of shares of the Fund at
                   no additional sales charge. To invest your dividends in the
                   Fund, call 1-800-345-6611.

ELIGIBLE INVESTORS
--------------------------------------------------------------------------------
   Only Eligible Investors may purchase Class Z shares of the Fund, directly or by exchange. The Eligible Investors described below are subject to different minimum initial investment requirements. Eligible Investors and their applicable investment minimums are as follows:

   $1,000 minimum initial investment

     . Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of a fund distributed by Columbia Funds Distributor, Inc.

                                                                             ---

                                 Your Account


        ("distributor") (i) who holds Class Z shares; (ii) who holds Class A shares that were obtained by exchange of Class Z shares; or (iii) who purchased certain no-load shares of funds merged with funds distributed by Columbia Funds Distributor, Inc.;

     . Any trustee or director (or family member of a trustee or director) of any fund distributed by Columbia Funds Distributor, Inc.; and

     . Any employee (or family member of an employee) of Bank of America Corporation or its subsidiaries.

   $100,000 minimum initial investment

     . Clients of broker-dealers or registered investment advisers that both recommend the purchase of Fund shares and charge such clients an asset-based fee; and

     . Any insurance company, trust company, bank, endowment, investment company or foundation purchasing shares for its own account.

   No minimum initial investment

     . Any client of Bank of America Corporation or a subsidiary (for shares purchased through an asset management company, trust, retirement plan administration or similar arrangement with Bank of America Corporation or the subsidiary);

     . A retirement plan (or the custodian for such plan) with aggregate plan assets of at least $5 million at the time of purchase and which purchases shares directly from Columbia Funds Distributor, Inc. or through a third-party broker-dealer;

     . Investors purchasing through Columbia Management Group state tuition plans organized under Section 529 of the Internal Revenue Code; and

   . Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Columbia Management Individual Retirement Account from any deferred compensation plan which was a shareholder of any of the funds of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover.

   The Fund reserves the right to change the criteria for eligible investors and the investment minimums. No minimum investment applies to accounts participating in the automatic investment plan; however, each investment requires a $25 minimum purchase. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders. Finally, pursuant to the Trust's Agreement and Declaration of Trust, the Fund reserves the right to redeem your shares if your account falls below the minimum investment requirements.

---

                                 Your Account



SALES CHARGES
--------------------------------------------------------------------------------
Your purchases of Class Z shares are at net asset value, which is the value of a Class Z share excluding any sales charge. Class Z shares are not subject to an initial sales charge when purchased, or a contingent deferred sales charge when sold.

                        -------------------------------------------------------

                          CHOOSING A SHARE CLASS
                          The Fund offers one class
                          of shares in this
                          prospectus -- Class Z.

                          The Fund also offers three
                          additional classes of
                          shares -- Class A, B and C
                          shares are available
                          through a separate
                          prospectus. Each other
                          share class has its own
                          sales charge and expense
                          structure. Determining
                          which share class is best
                          for you depends on the
                          dollar amount you are
                          investing and the number of
                          years for which you are
                          willing to invest. Based on
                          your personal situation,
                          your financial advisor can
                          help you decide which class
                          of shares makes the most
                          sense for you. In general,
                          anyone who is eligible to
                          purchase Class Z shares,
                          which do not incur Rule
                          12b-1 fees or sales
                          charges, should do so in
                          preference over other
                          classes.
                        -------------------------------------------------------

If you purchase Class Z shares of the Fund through certain broker-dealers, banks or other intermediaries (intermediaries), they may charge a fee for their services. They may also place limits on your ability to use services the Fund offers. There are no sales charges or limitations if you purchase shares directly from the Fund, except as described in this prospectus.

If an intermediary is an agent or designee of the Fund, orders are processed at the net asset value next calculated after the intermediary receives the order. The intermediary must segregate any orders it receives after the close of regular trading on the NYSE and transmit those orders separately for execution at the net asset value next determined.

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------
Generally, you may exchange your shares for Class Z or Class A (only if Class Z is not offered) shares of another fund distributed by Columbia Funds Distributor, Inc. at net asset value at no additional charge. However, if you exchange Class Z shares of Columbia Acorn International Select that you have owned 60 days or less for Class Z shares of a fund distributed by Columbia
Funds Distributor, Inc. that does not have a redemption fee (including Columbia Acorn Fund, Columbia Acorn USA and Columbia Acorn Select), the Fund will charge you a redemption fee of 2% of the redemption proceeds. Exchanges between Columbia Acorn International and Columbia Acorn International Select (or a fund distributed by Columbia Funds Distributor, Inc. that has a redemption fee) will not be subject to the 2% redemption fee. You also may exchange your Class Z shares of any Fund for Class Z shares, or, if there are no Class Z shares, Class A shares of certain other funds distributed by Columbia Funds
Distributor, Inc., at net asset value without a sales charge. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. The Funds may terminate your exchange privilege if the adviser in its discretion determines that your exchange activity may adversely impact its ability to manage the Funds. See "Fund Policy on Trading of Fund Shares and Redemption Fees" for the Fund's policy. To exchange by telephone, call 1-800-422-3737. Please have your account and taxpayer identification numbers available when calling.

                                                                             ---

                                 Your Account



HOW TO SELL SHARES
--------------------------------------------------------------------------------
   You may sell shares of the Fund on any regular business day that the NYSE is open.

When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and Medallion Signature Guarantees, and (ii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.

   The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities rather than cash, under certain circumstances. For more information, see "Fund Policy on Trading of Fund Shares and Redemption Fees" below as well as the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

 Outlined below are the various options for selling shares:

 Method            Instructions
 Through your      You may call your financial advisor to place your sell
 financial advisor order. To receive the current trading day's price, your financial advisor firm must receive your request prior to
                   the close of regular trading on the NYSE, usually 4:00 p.m.
                   Eastern time. Your financial advisor may charge you fees
                   for executing a redemption for you.
 ------------------------------------------------------------------------------
 By exchange       You or your financial advisor may sell shares by exchanging from the Fund into Class Z shares or Class A shares of
                   another fund distributed by Columbia Funds Distributor,
                   Inc. at no additional cost. To exchange by telephone,
                   call 1-800-422-3737.
 ------------------------------------------------------------------------------
 By telephone      You or your financial advisor may sell shares of the Fund
                   by telephone and request that a check be sent to your
                   address of record by calling 1-800-422-3737, unless you
                   have notified the Fund of an address change within the
                   previous 30 days. The dollar limit for telephone sales is
                   $100,000 in a 30-day period. You do not need to set up this feature in advance of your call. Certain restrictions apply to retirement accounts. For details, call 1-800-799-7526.
 ------------------------------------------------------------------------------
 By mail           You may send a signed letter of instruction to the address below. In your letter of instruction, note the Fund's name, share class, account number, and the dollar value or number of shares you wish to sell. All account owners must sign
                   the letter. Signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another
                   eligible guarantor that participates in the Medallion
                   Signature Guarantee Program for amounts over $100,000 or
                   for alternate payee or mailing instructions. Additional
                   documentation is required for sales by corporations,
                   agents, fiduciaries, surviving joint owners and individual retirement account owners. For details, call 1-800-345-6611.

                   Mail your letter of instruction to Columbia Funds Services,
                   Inc., P.O. Box 8081, Boston, MA 02266-8081.
 ------------------------------------------------------------------------------
 By wire           You may sell shares of the Fund and request that the
                   proceeds be wired to your bank. You must set up this
                   feature prior to your telephone request. Be sure to
                   complete the appropriate section of the account application for this feature.
 ------------------------------------------------------------------------------
 By systematic     You may automatically sell a specified dollar amount or
 withdrawal plan   percentage of your account on a monthly, quarterly or
                   semiannual basis and have the proceeds sent to you if your account balance is at least $5,000. All dividend and
                   capital gains distributions must be reinvested. Be sure to complete the appropriate section of the account application for this feature.
 ------------------------------------------------------------------------------
 By electronic     You may sell shares of the Fund and request that the
 funds transfer    proceeds be electronically transferred to your bank.
                   Proceeds may take up to two business days to be received by your bank. You must set up this feature prior to your
                   request. Be sure to complete the appropriate section of the account application for this feature.

---

                                 Your Account



FUND POLICY ON TRADING OF FUND SHARES AND REDEMPTION FEES
--------------------------------------------------------------------------------
   Purchases and exchanges should be made for investment purposes only.
Frequent purchases, redemptions or exchanges of Fund shares may disrupt portfolio management and increase Fund expenses. The Fund has adopted certain policies and methods intended to identify and to discourage frequent trading in the Fund. However, as discussed below, the Fund cannot ensure that all such activity can be identified or terminated.

   Right to Reject or Restrict Orders and Close Accounts. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order, including transactions accepted by any shareholder's financial intermediary, when the Fund believes it is in the best interest of the other shareholders to do so. In the event that the Fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. The Fund may also fully redeem the shares and close the account of any shareholder whom it believes is engaged or intends to engage in frequent trading in that Fund or another fund.

   Limitations on the Ability to Identify or to Terminate Frequent Trading. There is no guarantee that the Fund or its agents will be able to detect frequent trading activity or the shareholders engaged in such activity, or, if it is detected, to prevent its recurrence. In particular, a substantial portion of purchase, redemption and exchange orders are received from omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, retirement plans and variable insurance products. The Fund typically is not able to identify trading by a particular beneficial owner in an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in frequent trading. There are also operational and technological limitations on the Fund's agents' ability to identify or terminate frequent trading activity, and the techniques used by the Fund and its agents are not anticipated to identify all frequent trading.

   Redemption Fee. In addition, if you redeem or exchange shares of the Fund that you have owned 60 days or less, the Fund will charge you a redemption fee of 2% of the redemption proceeds. The Fund will use the "first-in" "first-out" method to determine when shares were purchased. The redemption fee will be deducted from your redemption proceeds and retained by the Fund to help cover transaction and tax costs that long-term investors may bear when the Fund realizes capital gains as a result of selling securities to meet investor redemptions. The redemption fee is not imposed on redemptions of shares purchased through reinvestment of dividends and distributions, or exchanges of shares for Class Z shares of a fund distributed by Columbia Funds Distributor, Inc. that has a redemption fee. The Fund may waive the 2% redemption fee for 401(k) plans that are in the process of liquidating their Fund investments.

OTHER INFORMATION ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------
   How the Fund's Share Price is Determined The price of a Fund's Class Z shares is based on their net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday). Shares are not priced on days on which the NYSE is closed for trading.

   When you request a transaction, it will be processed at the net asset value next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the Fund must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor, your financial advisor must receive your order by the close of trading on the NYSE to receive that day's price.

                                                                             ---

                                 Your Account



   The Fund determines its net asset value for its Class Z shares by dividing total net assets attributable to Class Z shares by the number of outstanding Class Z shares. In determining the net asset value, the Fund must determine the value of each security in its portfolio at the close of each trading day. Because the Fund holds securities that are traded on foreign exchanges, the value of these securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect the Fund's net asset value on the day it is next determined. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations for a security are unavailable, or when the adviser believes that available market quotations are unreliable, the Fund may use other data to determine a fair value of the security.

   You can find the daily prices of some share classes for the Fund in most major daily newspapers under the heading of "Columbia." You can find daily prices for all share classes by visiting www.columbiafunds.com.

   Account Fees. If your account value falls below $1,000 (other than as a result of depreciation in share value), your account may be subject to an annual fee of $20. The Funds' transfer agent will send you written notification of any such action and provide details on how you can add money to your account to avoid this penalty.

   Share Certificates Share certificates are not available for Class Z shares.

   Dividends, Distributions, and Taxes The Fund has the potential to make the following distributions:

 Types of Distributions

   Dividends      Represents interest and dividends earned from securities
                   held by the Fund, net of expenses incurred by the Fund.
 -----------------------------------------------------------------------------
   Capital gains  Represents net long-term capital gains on sales of securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.

Distribution Options The Fund distributes dividends in June and December and any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option call 1-800-345-6611.

   If you do not indicate on your application or at the time your account is established your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.

                        -------------------------------------------------------

                          UNDERSTANDING FUND
                          DISTRIBUTIONS
                          The Fund may earn income
                          from the securities it
                          holds. The Fund also may
                          realize capital gains or
                          losses on sales of its
                          securities. The Fund
                          distributes substantially
                          all of its net investment
                          income and capital gains to
                          shareholders. As a
                          shareholder, you are
                          entitled to a portion of
                          the Fund's income and
                          capital gains based on the
                          number of shares you own at
                          the time these
                          distributions are declared.
                        -------------------------------------------------------

 Distribution Options

    Reinvest all distributions in additional shares of the fund..............
  ---------------------------------------------------------------------------
    Reinvest all distributions in shares of another fund.....................
  ---------------------------------------------------------------------------
    Receive dividends in cash (see options below) and reinvest capital gains.
  ---------------------------------------------------------------------------
    Receive all distributions in cash (with one of the following options):... . send the check to your address of record
  .  send the check to a third party address
  .  transfer the money to your bank via electronic funds transfer

---

                                 Your Account



   Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution, and all subsequent distributions, will be reinvested in additional shares of the Fund.

   Tax Consequences Unless you are an entity exempt from income taxes or invest under a retirement account, regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on where you live, distributions also may be subject to state and local income taxes.

   In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income, unless such dividends are "qualified dividend income" (as defined in the Internal Revenue Code) eligible for a reduced rate of tax. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor about foreign, federal, state, local or other applicable tax laws.

   In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling or exchanging shares of the Fund. Such transactions also may be subject to federal, state and local income tax.

   Foreign Income Taxes The Fund may receive investment income from sources within foreign countries, and that income may be subject to foreign income taxes at the source. If the Fund pays non-refundable taxes to foreign governments during the year, the taxes will reduce the Fund's dividends but will still be included in your taxable income. You may be able to claim an offsetting credit or deduction on your tax return for your share of foreign taxes paid by the Fund.

Board of Trustees
-------------------------------------------------------------------------------

   The Fund is governed by its board of trustees. More than 75% of the trustees are independent and have no affiliation with the Fund's investment adviser or the distributor. The board of trustees selects the Fund's investment adviser (subject to shareholder approval) and other service providers and oversees their performance. For more detailed information on the board of trustees, please refer to the Statement of Additional Information.

                                                                             ---

Managing the Fund
-------------------------------------------------------------------------------


INVESTMENT ADVISER
--------------------------------------------------------------------------------
   Columbia Wanger Asset Management, L.P. (Columbia WAM), located at 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606, is the Fund's investment adviser. Columbia WAM and its predecessor have managed mutual funds, including the Fund, since 1992. In its duties as investment adviser, Columbia WAM runs the Fund's day-to-day business, including making investment decisions and placing all orders for the purchase and sale of the Fund's portfolio securities.

   Columbia WAM was previously named Liberty Wanger Asset Management, L.P. and its predecessor was named Wanger Asset Management, L.P. Columbia WAM is a wholly owned subsidiary of Columbia Management Group, Inc., which is an indirect wholly owned subsidiary of Bank of America Corporation.

   Columbia WAM's advisory fee for managing the Fund in 2003 was 0.95% of the Fund's average daily net assets. Columbia WAM also receives an administrative fee from the Fund at the annual rate of 0.05% of the Fund's average daily net assets.

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
   Columbia WAM uses a team to manage the Fund. Team members share responsibility for providing ideas, information, and knowledge in managing the Fund, and each team member has one or more particular areas of expertise. The portfolio managers are responsible for making daily investment decisions, and utilize the management team's input and advice when making buy and sell determinations.

Todd M. Narter
   Co-portfolio manager
   Mr. Narter has managed Columbia Acorn International Select since September, 2001. He has been a member of the international analytical team at Columbia WAM since June 1997. Mr. Narter also is a vice president of Wanger Advisors Trust, and a co-portfolio manager of Wanger International Small Cap and Wanger International Select, two international mutual funds underlying variable insurance products. Prior to joining Columbia WAM, Mr. Narter spent seven years working in Japan in the electronics industry, mainly as a product manager for Teradyne.

Christopher J. Olson
   Co-portfolio manager
   Mr. Olson has managed Columbia Acorn International Select since September, 2001. He has been a member of the international analytical team at Columbia WAM since January, 2001. Mr. Olson also is a vice president of Wanger Advisors Trust, and a co-portfolio manager of Wanger International Small Cap and Wanger International Select, two international mutual funds underlying variable insurance products. Prior to joining Columbia WAM, Mr. Olson was most recently a director and portfolio strategy analyst with UBS Asset Management/Brinson Partners.

---

                    Other Investment Strategies and Risks
                    ---------------------------------------


   The Fund's principal investment strategies and their associated risks are described under "The Fund -- Principal Investment Strategies" and "The Fund -- Principal Investment Risks." This section describes other investments the Fund may make and the risks associated with them. In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques, which are not the principal focus of the Fund and therefore are not described in this prospectus. These types of securities and investment practices and their associated risks are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). The adviser may elect not to buy any of these securities or use any of these techniques. The Fund may not always achieve its investment goal. Except as otherwise noted, approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or any of its investment strategies.

THE INFORMATION EDGE
--------------------------------------------------------------------------------
The Fund generally invests in entrepreneurially managed smaller, mid-sized and larger companies that it believes are not as well known by financial analysts and whose domination of a niche creates the opportunity for superior earnings-growth potential. Columbia WAM may identify what it believes are important economic, social or technological trends (for example, the growth of out-sourcing as a business strategy, or the productivity gains from the increasing use of technology) and try to identify companies it thinks will benefit from those trends.

   In making investments for the Fund, Columbia WAM relies primarily on independent, internally generated research to uncover companies that may be less well known than the more popular names. To find these companies, Columbia WAM compares growth potential, financial strength and fundamental value among companies.

Growth Potential               Financial Strength                     Fundamental Value
----------------------------------------------------------------------------------------------------------
.. superior technology          . low debt                             . reasonable stock price relative to
.. innovative marketing         . adequate working capital              growth potential and financial
.. managerial skill             . conservative accounting practices     strength
.. market niche                 . adequate profit margin               . valuable assets
.. good earnings prospects
.. strong demand for product

The realization of this        A strong balance sheet gives           Once Columbia WAM uncovers an
growth potential would likely  management greater flexibility to      attractive company, it identifies a
produce superior performance   pursue strategic objectives and is     price that it believes would also
that is sustainable over time. essential to maintaining a competitive make the stock a good value.
                               advantage.
----------------------------------------------------------------------------------------------------------

LONG-TERM INVESTING
--------------------------------------------------------------------------------
   Columbia WAM's analysts continually screen companies and make contact with more than 1,000 companies around the globe each year. To accomplish this, Columbia WAM analysts talk to top management, vendors, suppliers and competitors, whenever possible.

In managing the Fund, Columbia WAM tries to maintain lower taxes and transaction costs by investing with a long-term time horizon (at least two to five years). However, securities purchased on a long-term basis may be sold within 12 months after purchase due to changes in the circumstances of a particular company or industry, or changes in general market or economic conditions.

                                                                            ---

                     Other Investment Strategies and Risks



DERIVATIVE STRATEGIES
--------------------------------------------------------------------------------
   The Fund may enter into a number of derivative strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use these strategies to adjust the Fund's sensitivity to changes in interest rates or for other hedging purposes (i.e., attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is a risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund.

TEMPORARY DEFENSIVE STRATEGIES
--------------------------------------------------------------------------------
   At times, Columbia WAM may determine that adverse market conditions make it desirable to temporarily suspend the Fund's normal investment activities.
During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.

---

Financial Highlights
-------------------------------------------------------------------------------

   The financial highlights table is intended to help you understand the Fund's Class Z financial performance. Information is shown for the Fund's last five fiscal years, which run from January 1 to December 31, unless otherwise indicated. Certain information reflects financial results for a single Class Z share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements, which have been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the Fund's annual report. You can request a free annual report by calling 1-800-426-3750.

 Columbia Acorn International Select

                                                                    Year ended December 31,
                                                  2003         2002         2001         2000         1999
                                                 Class Z      Class Z      Class Z      Class Z      Class Z
                                                -------     -------      -------      -------      -------
 Net asset value --
 beginning of period ($)                         10.29       12.09        17.15        19.93        11.00
---------------------------------------------------------------------------------------------------------------
 Income from Investment Operations ($)
   Net investment income (loss)/(a)/              0.06        0.03        (0.05)       (0.11)       (0.02)
   Net realized and unrealized gain (loss)        4.24       (1.83)       (4.92)       (2.53)        8.98
---------------------------------------------------------------------------------------------------------------
   Total from Investment Operations               4.30       (1.80)       (4.97)       (2.64)        8.96
---------------------------------------------------------------------------------------------------------------
 Less Distributions Declared
 to Shareholders ($):
   From net investment income                    (0.01)         --        (0.01)       (0.04)          --
   From net realized gains                          --          --        (0.08)       (0.10)       (0.03)
---------------------------------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders   (0.01)         --        (0.09)       (0.14)       (0.03)
---------------------------------------------------------------------------------------------------------------
 Net asset value--
 end of period ($)                               14.58       10.29        12.09        17.15        19.93
---------------------------------------------------------------------------------------------------------------
  Total return (%)/(b)/                          41.79/(c)/ (14.89)/(c)/ (29.05)/(c)/ (13.35)       81.60/(c)/
---------------------------------------------------------------------------------------------------------------
 Ratios to Average Net Assets (%):
   Expenses                                       1.45/(d)/   1.45/(d)/    1.45/(d)/    1.33/(d)/    1.48/(e)/
   Net investment income (loss)                   0.56/(d)/  (0.26)/(d)/  (0.32)/(d)/  (0.42)/(d)/  (0.17)/(e)/
   Reimbursement                                  0.42        0.33         0.01           --         0.09
  Portfolio turnover rate (%)                       69         102           82           79           60
  Net assets at end of period (000's) ($)           34          26           37          130          107

(a)Per share data was calculated using average shares outstanding during the period.
(b)Total return at net asset value assuming all distributions reinvested.
(c)Had the adviser not reimbursed a portion of expenses, total return would have been reduced.
(d)The benefits derived from custody fees paid indirectly had no impact.
(e)In accordance with a requirement of the Securities and Exchange Commission, the ratios reflect total expenses prior to the reduction of custody fees for cash balances it maintains with the custodian ("custody fees paid indirectly"). The ratios of expenses to average daily net assets and net investment income to average daily net assets net of custody fees paid indirectly would have been 1.45% and (0.14%), respectively for the year ended December 31, 1999.

                                                                            ---

================================================================================

---

Notes
-------------------------------------------------------------------------------


================================================================================

                                                                            ---

Notes
-------------------------------------------------------------------------------

FOR MORE INFORMATION
--------------------------------------------------------------------------------
   Additional information about the Fund's investments is available in the Fund's semiannual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.

   You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

   You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:

   Columbia Funds Distributor, Inc.
   One Financial Center
   Boston, MA 02111-2621
   1-800-426-3750
   www.columbiafunds.com

   Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission internet site at www.sec.gov.

   You can review and copy information about the Fund by visiting the following location, and you can obtain copies upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

   Public Reference Room
   Securities and Exchange Commission
   Washington, DC 20549-0102

   Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

Investment Company Act file number:

Columbia Acorn Trust (formerly Liberty Acorn Trust): 811-01829

..  Columbia Acorn International Select (formerly named Liberty Acorn Foreign
   Forty)

--------------------------------------------------------------------------------

[LOGO] ColumbiaFunds

       A Member of Columbia Management Group

       (C)2004 Columbia Funds Distributor, Inc.
       One Financial Center, Boston, MA 02111-2621
       800.426.3750 www.columbiafunds.com

                                                               797-01/771R-0404

          Columbia Acorn International Select Prospectus, May 1, 2004
          -----------------------------------------------------------

Class A, B and C Shares

   Advised by Columbia Wanger Asset Management, L.P.

--------------------------------------------------------------------------------
TABLE OF CONTENTS

THE FUND                                  2
--------------------------------------------
Investment Goal.........................  2
Principal Investment Strategies.........  2
Principal Investment Risks..............  2
Performance History.....................  4
Your Expenses...........................  5

YOUR ACCOUNT                              7
--------------------------------------------
How to Buy Shares.......................  7
Sales Charges...........................  8
Payments to Your Financial Advisor...... 11
How to Exchange Shares.................. 11
How to Sell Shares...................... 12
Fund Policy on Trading of Fund Shares... 13
Distribution and Service Fees........... 13
Other Information About Your Account.... 14

BOARD OF TRUSTEES                        16
--------------------------------------------

MANAGING THE FUND                        17
--------------------------------------------
Investment Adviser...................... 17
Portfolio Managers...................... 17

OTHER INVESTMENT STRATEGIES AND RISKS    18
--------------------------------------------
The Information Edge.................... 18
Long-Term Investing..................... 18
Derivative Strategies................... 19
Temporary Defensive Strategies.......... 19

FINANCIAL HIGHLIGHTS                     20
--------------------------------------------

   Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

[LOGO] Not FDIC   May Lose Value
       Insured  No Bank Guarantee

The Fund
-------------------------------------------------------------------------------


INVESTMENT GOAL
--------------------------------------------------------------------------------
   Columbia Acorn International Select seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
   Columbia Acorn International Select invests primarily in the stocks of medium- to larger-sized companies based in developed markets (for example, Japan, Canada and United Kingdom) outside the U.S. The Fund invests in at least three countries. The Fund is a diversified fund that takes advantage of its advisor's research and stock-picking capabilities to invest in a limited number of foreign companies (between 40-60), offering the potential to provide above-average growth over time. The Fund invests primarily in companies with market capitalizations of $2 billion to $25 billion, at the time of purchase.

   The Fund believes that companies within this capitalization range, which are not as well known by financial analysts, may offer higher return potential than the stocks of companies with capitalizations above $25 billion.

   Columbia Acorn International Select typically looks for companies with:

     .   A strong business franchise that offers growth potential.

     .   Products and services that give the company a competitive advantage.

     . A stock price the Fund's investment adviser believes is reasonable relative to the assets and earning power of the company.

   Columbia Acorn International Select is an international fund and, under normal circumstances, invests at least 65% of its net assets in the stocks of foreign companies based in developed markets outside the U.S.

   Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
   The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

   Management risk means that the adviser's other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

   Since the Fund purchases equity securities, it is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price

---

                                   The Fund


movements may result from factors affecting individual companies, industries or the securities market as a whole.

   Sector risk is inherent in the Fund's investment strategy. Companies that are in different but closely related industries are sometimes described as being in the same broad economic sector. The values of stocks of different companies in a market sector may be similarly affected by particular economic or market events. Although the Fund does not intend to focus on any particular sector, at times, the Fund may have a significant portion of its assets invested in a particular sector.

   Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

   Market timers. Because the Fund invests predominantly in foreign securities, the Fund may be particularly susceptible to market timers. Market timers generally attempt to take advantage of the way the Fund prices its shares by trading based on market information they expect will lead to a change in the Fund's net asset value on the next pricing day. Market timing activity may be disruptive to Fund management and, since a market timer's profits are effectively paid directly out of the Fund's assets, may negatively impact the investment returns of other shareholders. Although the Fund has adopted certain policies and methods intended to identify and discourage frequent trading based on this strategy, it cannot ensure that all such activity can be identified or terminated.

   Investment in emerging markets is subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and accurities markets.

   Smaller companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, smaller companies may not be widely followed by the investment community, which can lower the demand for their stock.

   The securities issued by mid-cap companies may have more risk than those of larger companies. These securities may be more susceptible to market downturns, and their prices could be more volatile.

   An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                                                             ---

                                   The Fund


PERFORMANCE HISTORY
--------------------------------------------------------------------------------
   The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class A shares, excluding sales charges. The performance table following the bar chart shows how the Fund's average annual total returns for Class A, B and C shares, including sales charges, compare with those of a broad measure of market performance for 1 year and for the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance from year to year.
All returns include the reinvestment of dividends and distributions. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.

-------------------------------------------------------------------------------

  UNDERSTANDING PERFORMANCE
  Calendar Year Total Returns show the Fund's Class A share performance for each completed calendar year since the Fund commenced operations. They include the effects of Fund expenses, but not the effects of sales charges. If sales charges were included, these returns would be lower.

  Average Annual Total Returns are a measure of the Fund's average performance over the past one-year and for the life of the Fund. The table shows returns of each share class and includes the effects of both fund expenses and current sales charges. Class B share returns do not reflect Class A share returns after conversion of Class B shares to Class A shares (see the section "Your Account -- Sales Charges").

  The Fund's returns are compared to the Citigroup World ex-U.S. Cap Range $2-10 Billion Index (Citigroup Cap Range 2-10B). The Citigroup Cap Range $2-10B is Citigroup's two to ten billion U.S. dollar security market subset of its Broad Market Index. It represents a midcap developed market index, excluding the U.S. Unlike the Fund, an index is not an investment, does not incur fees, expenses or taxes, and is not professionally managed.
-------------------------------------------------------------------------------

 Calendar Year Total Returns (Class A)/(1)/

                                    [CHART]

 1994    1995   1996    1997   1998    1999    2000   2001    2002     2003
------  ------  -----  ------  -----  ------  ------  -----  ------   ------
-7.45%  20.80%  22.55% 24.98%  6.02%  33.38%  10.06%  6.14%  -13.31%  45.68%

                     For the periods shown in bar chart:
                     Best quarter: 2nd quarter 2003, +19.55%
                     Worst quarter: 3rd quarter 2001, -22.88%

---

                                   The Fund


   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor's own tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

 Average Annual Total Returns -- for periods ended December 31, 2003/(1)/

                                                               Inception        Life of
                                                                 Date    1 Year the Fund
Class A (%)                                                    10/16/00
  Return Before Taxes                                                    33.00   (7.66)
  Return After Taxes on Distributions                                    33.17   (7.66)
  Return After Taxes on Distributions and Sale of Fund Shares            21.62   (6.40)
----------------------------------------------------------------------------------------
Class B (%)                                                    10/16/00
  Return Before Taxes                                                    35.08   (7.49)
  Return After Taxes on Distributions                                    35.26   (7.49)
  Return After Taxes on Distributions and Sale of Fund Shares            22.98   (6.25)
----------------------------------------------------------------------------------------
Class C (%)                                                    10/16/00
  Return Before Taxes                                                    39.14   (6.57)
  Return After Taxes on Distributions                                    39.32   (6.58)
  Return After Taxes on Distributions and Sale of Fund Shares            25.62   (5.50)
----------------------------------------------------------------------------------------
Citigroup Cap Range $2-10B/(2)/ (%)                                 N/A  49.65    5.05
----------------------------------------------------------------------------------------

(1)Performance may reflect any voluntary waiver or reimbursement of Fund expenses by the adviser or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.
(2)Performance information is from October 31, 2000.

YOUR EXPENSES
--------------------------------------------------------------------------------
   Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

       ------------------------------------------------------------------

         UNDERSTANDING EXPENSES
         Sales Charges are paid directly by shareholders to Columbia Funds Distributor, Inc., the Fund's distributor.

         Annual Fund Operating Expenses are paid by the Fund. They include management and administration fees, 12b-1 fees and other administrative costs, including transfer agency and custody services.

         Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. It uses the following hypothetical conditions:
         .  $10,000 initial investment
         .  5% total return for each year
         .  Fund operating expenses remain the same
         .  Reinvestment of all dividends and distributions
         .  Class B shares convert to Class A shares after eight years
       ------------------------------------------------------------------

                                                                             ---

                                   The Fund



 Shareholder Fees/(1) /(paid directly from your investment)

                                                                       Class A    Class B    Class C
Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)                                5.75       None       None
------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) on redemptions (%)
(as a percentage of the lesser of purchase price or redemption price)  1.00/(2)/  5.00       1.00
------------------------------------------------------------------------------------------------------
Redemption fee (%)
(as a percentage of amount redeemed, if applicable)                    None/(3)/  None/(3)/  None/(3)/

(1)A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.
(2)This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 18 months of purchase.
(3)There is a $7.50 charge for wiring sale proceeds to your bank.

 Annual Fund Operating Expenses (deducted directly from fund assets)

                                                   Class A Class B Class C
     Management fees/(1)/ (%).....................  0.95    0.95    0.95
     ---------------------------------------------------------------------
     Distribution and service (12b-1) fees (%)....  0.35    1.00    1.00
     ---------------------------------------------------------------------
     Other expenses/(2)/ (%)                        1.08    1.59    1.00
     ---------------------------------------------------------------------
     Total annual fund operating expenses/(3)/ (%)  2.38    3.54    2.95

(1)In addition to the management fee, the Fund pays the adviser an administrative fee of 0.05%, which is included in "Other expenses."
(2)"Other expenses" have been restated to reflect current transfer agency fees. The Fund's adviser and/or affiliates have contractually agreed to waive a portion of "Other expenses" through April 30, 2005. If this arrangement had not been in place, total annual fund operating expenses for Classes A, B and C would have been 2.41%, 3.57% and 2.98%, respectively.
(3)The Fund's adviser has voluntarily agreed to reimburse the Fund for any ordinary operating expenses (exclusive of distribution and service fees, interest, taxes and extraordinary expenses, if any) exceeding 1.45% of the average annual net assets for Class A, Class B and Class C, respectively. This arrangement may be modified or terminated by either the Fund or its adviser on 30 days' notice. As a result, the actual total annual Fund operating expenses for Class A, B and C shares would be 1.80%, 2.45% and 2.45%, respectively.

 Example Expenses for a $10,000 investment (your actual costs may be higher or lower)

        Class                            1 Year 3 Years 5 Years 10 Years
       Class A:                           $802  $1,281  $1,784   $3,161
       -----------------------------------------------------------------
       Class
        B:..... did not sell your shares  $357  $1,091  $1,847   $3,577
                sold all your shares at
                the end of the period     $857  $1,391  $2,047   $3,577
       -----------------------------------------------------------------
       Class
        C:..... did not sell your shares  $298  $  919  $1,564   $3,297
                sold all your shares at
                the end of the period     $398  $  919  $1,564   $3,297

---

Your Account
-------------------------------------------------------------------------------


HOW TO BUY SHARES
--------------------------------------------------------------------------------
Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated public offering price. "Good form" means that you placed your order with your financial advisor or your payment has been received and your application is complete, including all necessary signatures. The USA Patriot
Act may require us to obtain certain personal information from you which we will use to verify your identity. If you do not provide this information, we reserve the right to close your account or take such other steps as we deem reasonable.

----------------------------------------------------------------------------

  INVESTMENT MINIMUMS
  Initial Investment............................................... $1,000
  Subsequent Investments...........................................    $50
  Automatic Investment Plan*.......................................    $50
  Retirement Plans*................................................    $25
  * The initial investment minimum of $1,000 is waived on these plans.
  The Fund reserves the right to change these investment minimums. The
  Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders. Finally, pursuant to the Trust's
  Agreement and Declaration of Trust, the Fund reserves the right to redeem your shares if your account falls below the minimum investment requirements.
----------------------------------------------------------------------------

 Outlined below are the various options for buying shares:

Method             Instructions
Through your       Your financial advisor can help you establish your account financial advisor  and buy Fund shares on your behalf. To receive the current trading day's price, your financial advisor must receive
                   your request prior to the close of regular trading on the
                   New York Stock Exchange (NYSE), usually 4:00 p.m. Eastern
                   time. Your financial advisor may charge you fees for
                   executing the purchase for you.
-------------------------------------------------------------------------------
By check           For new accounts, send a completed application and check
(new account)      made payable to the Fund and mailed to Columbia Funds
                   Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.
-------------------------------------------------------------------------------
By check           For existing accounts, fill out and return the additional
(existing account) investment stub included in your account statement, or send a letter of instruction including your Fund name and
                   account number with a check made payable to the Fund and
                   mailed to Columbia Funds Services, Inc., P.O. Box 8081,
                   Boston, MA 02266-8081.
-------------------------------------------------------------------------------
By exchange        You or your financial advisor may acquire shares of the
                   Fund for your account by exchanging shares you own in a
                   different fund distributed by Columbia Funds Distributor,
                   Inc. for shares of the same class of the Fund at no
                   additional cost. There may be an additional charge if
                   exchanging from a money market fund. To exchange by
                   telephone, call 1-800-422-3737. Please see "How to Exchange
                   Shares" for more information.
-------------------------------------------------------------------------------
By wire            You may purchase shares of the Fund by wiring money from
                   your bank account to your Fund account. To wire funds to
                   your Fund account, call 1-800-422-3737 for wiring
                   instructions.
-------------------------------------------------------------------------------
By electronic      You may purchase shares of the Fund by electronically
funds transfer     transferring money from your bank account to your Fund
(existing account) account by calling 1-800-422-3737. An electronic funds transfer may take up to two business days to settle and be considered in "good form." You must set up this feature
                   prior to your telephone request. Be sure to complete the
                   appropriate section of the application.
-------------------------------------------------------------------------------
Automatic          You may make monthly or quarterly investments automatically
investment plan    from your bank account to your Fund account. You may select a pre-authorized amount to be sent via electronic funds
                   transfer. Be sure to complete the appropriate section of
                   the application for this feature.
-------------------------------------------------------------------------------
Automated dollar   You may purchase shares of the Fund for your account by
cost averaging     exchanging $ 100 or more each month from another fund for
                   shares of the same class of the Fund at no additional cost.
                   You must have a current balance of at least $5,000 in the
                   fund the money is coming from. Exchanges will continue so
                   long as your fund balance is sufficient to complete the
                   transfers. You may terminate your program or change the
                   amount of the exchange (subject to the $100 minimum) by
                   calling 1-800-345-6611. Be sure to complete the appropriate section of the account application for this feature.
-------------------------------------------------------------------------------
By dividend        You may automatically invest dividends distributed by
diversification    another fund into the same class of shares of the Fund at
                   no additional sales charge. To invest your dividends in the
                   Fund, call 1-800-345-6611.

                                                                             ---

                                 Your Account



SALES CHARGES
--------------------------------------------------------------------------------
   You may be subject to an initial sales charge when you purchase, or a contingent deferred sales charge (CDSC) when you sell, shares of the Fund.
These sales charges are described below. In certain circumstances, the sales charge may be waived, as described below and in the Statement of Additional Information.

       ------------------------------------------------------------------

         CHOOSING A SHARE CLASS
         The Fund offers three classes of shares in this prospectus -- Class A, B and C. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you expect to invest. If your financial advisor does not participate in the Class B discount program, purchases of $250,000 or more but less than $1 million can be made only in Class A or Class C shares. Purchases of $1 million or more can be made only in Class A shares. Based on your personal situation, your financial advisor can help you decide which class of shares makes the most sense for you.

         The Fund also offers an additional class of shares, Class Z shares, exclusively to certain institutional and other investors. Class Z shares are made available through a
         separate prospectus provided to eligible institutional and other investors.
       ------------------------------------------------------------------

   Class A shares Your purchases of Class A shares are made at the public offering price for these shares. This price includes a sales charge that is based on the amount of your initial investment when you open your account. The sales charge you pay on an additional investment is based on the total amount of your purchase and the current value of your account. Shares you purchase with reinvested dividends or other distributions are not subject to a sales charge. A portion of the sales charge is paid as a commission to your financial advisor on the sale of Class A shares. The amount of the sales charge differs depending on the amount you invest as shown in the table below.

 Class A Sales Charges

                                                             % of offering
                                       Sales Charge as % of:     price
                                                    net       retained by
                                       offering    amount    your financial
        Amount of purchase              price     invested      advisor
        Less than $50,000                5.75       6.10          5.00
        -------------------------------------------------------------------
        $50,000 to less than $100,000    4.50       4.71          3.75
        -------------------------------------------------------------------
        $100,000 to less than $250,000   3.50       3.63          2.75
        -------------------------------------------------------------------
        $250,000 to less than $500,000   2.50       2.56          2.00
        -------------------------------------------------------------------
        $500,000 or more                 2.00       2.04          1.75


   In addition to the initial sales charge paid to your financial advisor and distributor, a 0.25% annual commission is paid to your financial advisor over the life of your investment out of your Fund assets as a 12b-1 fee.

   The Fund's distributor may also pay additional compensation to financial advisors as a promotional incentive.

   For Class A share purchases by participants in certain group retirement plans offered through a fee-based program, financial advisors receive a 1.00% commission from the distributor on all purchases of less than $3 million. For purchases of $3 million to less than $5 million, $5 million to less than $25 million and for $25 million or more, the financial advisors receive from the distributor a commission of 0.80%, 0.50% and 0.25%, respectively.

---

                                 Your Account



       ------------------------------------------------------------------

         UNDERSTANDING CONTINGENT DEFERRED SALES CHARGES
         Certain investments in Class A, B and C shares are subject to a CDSC, a sales charge applied at the time you sell your
         shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the
         time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares you purchase with reinvested dividends or other distributions are not subject to a CDSC. When you place an order to sell shares, your Fund will automatically sell first those shares not subject to a CDSC and then those you have held the
         longest.
       ------------------------------------------------------------------

Reduced Sales Charges for Larger Investments You may pay a lower sales charge when purchasing Class A shares through Rights of Accumulation. If the combined value of the Fund accounts in all classes maintained by you, your spouse or your minor children, together with the value of your current purchase, reaches a sales charge discount level (according to the chart on the previous page), your current purchase will receive the lower sales charge; provided that you have notified your financial advisor in writing of the identity of such other accounts and your relationship to the other account holders. You may also pay a lower sales charge when purchasing Class A shares by signing a Statement of Intent within 90 days of your purchase. See the Class A sales charge table above. By doing so, you would be able to pay the lower sales charge on all purchases applicable to purchases of a stated minimum amount by agreeing to invest a total of at least that amount within 13 months. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date. In addition, certain investors may purchase shares at a reduced sales charge or net asset value, which is the value of a Fund share excluding any sales charges. See the Statement of Additional Information for a description of these situations. Please see the back page of this prospectus for information on how to obtain a copy of the Statement of Additional Information. Upon request, a Statement of Intent may be applied retroactively to reflect purchases within 90 days.

   Class B shares Your purchases of Class B shares are at Class B's net asset value. Class B shares have no front-end sales charge, but they do carry a CDSC that is imposed only on shares sold prior to the elimination of the CDSC as shown in the applicable chart below. The CDSC generally declines each year and eventually disappears over time. The distributor pays your financial advisor an up-front commission on sales of Class B shares as described in the charts below. In addition, Class B shares bear ongoing service and distribution fees that are higher than those borne by Class A shares.

Purchases of less than $250,000:

 Class B Sales Charges

                                                               % deducted when
  Holding period after purchase                                shares are sold
  Through first year                                                5.00
  ----------------------------------------------------------------------------
  Through second year                                               4.00
  ----------------------------------------------------------------------------
  Through third year                                                3.00
  ----------------------------------------------------------------------------
  Through fourth year                                               3.00
  ----------------------------------------------------------------------------
  Through fifth year                                                2.00
  ----------------------------------------------------------------------------
  Through sixth year                                                1.00
  ----------------------------------------------------------------------------
  Longer than six years                                             0.00

                                                                             ---

                                 Your Account



   Up-front commission to financial advisors is 5.00% and is paid by the distributor. From the 12b-1 annual fee of 1.00% paid out of your Fund assets, the distributor retains 0.75%, and your financial advisor is paid the remaining 0.25% as an ongoing commission.

   The conversion of Class B shares to Class A shares occurs automatically eight years after purchase.

You can pay a lower CDSC and reduce the holding period when making purchases of Class B shares through a financial advisor that participates in the Class B share discount program for larger purchases as described in the charts below. Some financial advisors are not able to participate because their record keeping or transaction processing systems are not designed to accommodate these reductions. For non-participating financial advisors, purchases of Class B shares must be less than $250,000. Consult your financial advisor to see whether it participates in the discount program for larger purchases. For participating financial advisors, Rights of Accumulation apply, so that if the combined value of Fund accounts in all classes maintained by you, your spouse or your minor children, together with the value of your current purchase, is at or above a discount level, your current purchase will receive the lower CDSC and the applicable reduced holding period; provided that you have notified your financial advisor in writing of the identity of such other accounts and your relationship to the other account holders.

Purchases of $250,000 to less than $500,000:

 Class B Sales Charges

                                                               % deducted when
  Holding period after purchase                                shares are sold
  Through first year                                                3.00
  ----------------------------------------------------------------------------
  Through second year                                               2.00
  ----------------------------------------------------------------------------
  Through third year                                                1.00
  ----------------------------------------------------------------------------
  Longer than three years                                           0.00

   Up-front commission to financial advisors is 2.50% and is paid by the distributor. From the 12b-1 annual fee of 1.00% paid out of your Fund assets, the distributor retains 0.75%, and your financial advisor is paid the remaining 0.25% as an ongoing commission.

   The conversion of Class B shares to Class A shares occurs automatically four years after purchase.

Purchases of $500,000 to less than $1 million:

 Class B Sales Charges

                                                               % deducted when
  Holding period after purchase                                shares are sold
  Through first year                                                3.00
  ----------------------------------------------------------------------------
  Through second year                                               2.00
  ----------------------------------------------------------------------------
  Through third year                                                1.00

   Up-front commission to financial advisors is 1.75% and is paid by the distributor. From the 12b-1 annual fee of 1.00% paid out of your Fund assets, the distributor retains 0.75%, and your financial advisor is paid the remaining 0.25% as an ongoing commission.

   The conversion of Class B shares to Class A shares occurs automatically three years after purchase.

   If you exchange into a fund participating in the Class B share discount program or transfer your fund account from a financial advisor who does not participate in the program to one who does, the exchanged or transferred

---

                                 Your Account


shares will retain the pre-existing CDSC but any additional purchases of Class B shares which, together with the exchanged or transferred account, exceed the applicable discount level will be subject to the lower CDSC and the reduced holding period for amounts in excess of the discount level. Your financial advisor will receive the lower commission for purchases in excess of the applicable discount level. If you exchange from a participating fund or transfer your account from a financial advisor who does participate in the program into a fund or to a financial advisor who does not, the exchanged or transferred shares will retain the pre-existing CDSC schedule and holding period but all additional purchases of Class B shares will be subject to the higher CDSC and longer holding period of the non-participating fund or applicable to the non-participating financial advisor.

   Class C shares Your purchases of Class C shares are at Class C's net asset value. Although Class C shares have no front-end sales charge, they carry a CDSC of 1.00% that is applied to shares sold within the first year after they are purchased. After holding shares for one year, you may sell them at any time without paying a CDSC. The distributor pays your financial advisor an up-front commission of 1.00% on sales of Class C shares. In addition, Class C shares bear ongoing service and distribution fees that are higher than those borne by Class A shares.

 Class C Sales Charges

                                                               % deducted when
                 Holding period after purchase                 shares are sold
  Through one year............................................      1.00
  ----------------------------------------------------------------------------
  Longer than one year........................................      0.00

   A 1.00% annual commission is paid to your financial advisor and the distributor over the life of your investment out of your Fund assets.

PAYMENTS TO YOUR FINANCIAL ADVISOR
--------------------------------------------------------------------------------
   Normally your financial advisor receives certain initial and ongoing payments based on your purchase and continued holding of shares of the Fund as described above under "Sales Charges." For specific details on those payments or any other payments that may be received, you should contact your financial advisor.

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------
   You may exchange your shares for shares of the same share class (and in some cases, certain other classes) of another fund distributed by Columbia Funds Distributor, Inc. at net asset value. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares may be subject to a CDSC, depending upon when you originally purchased the shares you are exchanging. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC will be the CDSC of the original fund. Shareholders of Columbia Acorn Funds that qualify to purchase Class A shares at net asset value may exchange their Class
A shares for Class Z shares of another fund distributed by Columbia Funds Distributor, Inc. (see the Statement of Additional Information for a description of these situations.) Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the adviser in its discretion determines that your exchange activity may adversely impact its ability to manage the Fund. See "Fund Policy on Trading of Fund Shares" for the Fund's policy. If you acquired Class A shares of Columbia Acorn International Select by exchange from another fund, you will not be permitted to exchange those shares into another fund for 30 days, although you may redeem those shares at any time. An exchange order received prior to the expiration of the

                                                                             ---

                                 Your Account


30-day period will not be honored. See "Fund Policy on Trading of Fund Shares" for the Fund's policy. To exchange by telephone, call 1-800-422-3737. Please have your account and taxpayer identification numbers available when calling.

HOW TO SELL SHARES
--------------------------------------------------------------------------------
   Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of the Fund on any regular business day that the NYSE is open.

   When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and Medallion Signature Guarantees, (ii) you have included any certificates for shares to be sold, and (iii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.

   The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities rather than cash, under certain circumstances. For more information, see "Fund Policy on Trading of Fund Shares" below as well as the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

 Outlined below are the various options for selling shares:

Method             Instructions
Through your       You may call your financial advisor to place your sell
 financial advisor  order. To receive the current trading day's price, your financial advisor must receive your request prior to the
                    close of regular trading on the NYSE, usually 4:00 p.m.
                    Eastern time. Your financial advisor may charge you fees
                    for executing a redemption for you.
-------------------------------------------------------------------------------
By exchange        You or your financial advisor may sell shares of the Fund
                   by exchanging from the Fund into the same share class (and in some cases, certain other classes) of another fund
                   distributed by Columbia Funds Distributor, Inc. at no
                   additional cost. If you have acquired Class A shares of
                   Columbia Acorn International Select by exchange from
                   another fund, you will not be permitted to exchange those
                   shares into another fund for 30 days; however you may
                   redeem those shares at any time. An exchange order received prior to the expiration of the 30 day period will not be
                   honored. To exchange by telephone, call 1-800-422-3737.
-------------------------------------------------------------------------------
By telephone       You or your financial advisor may sell shares of the Fund
                   by telephone and request that a check be sent to your
                   address of record by calling 1-800-422-3737, unless you
                   have notified the Fund of an address change within the
                   previous 30 days. The dollar limit for telephone sales is
                   $100,000 in a 30-day period. You do not need to set up this feature in advance of your call. Certain restrictions apply to retirement accounts. For details, call 1-800-799-7526.
-------------------------------------------------------------------------------
By mail            You may send a signed letter of instruction to the address below. In your letter of instruction, note your Fund's
                   name, share class, account number, and the dollar value or number of shares you wish to sell. All account owners must sign the letter. Signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another eligible guarantor that participates in the Medallion
                   Signature Guarantee Program for amounts over $100,000 or
                   for alternate payee or mailing instructions. Additional
                   documentation is required for sales by corporations,
                   agents, fiduciaries, surviving joint owners and individual retirement account owners. For details, call 1-800-345-6611.

                   Mail your letter of instruction to Columbia Funds Services,
                   Inc., P.O. Box 8081, Boston, MA 02266-8081.
-------------------------------------------------------------------------------
By wire            You may sell shares of the Fund and request that the
                    proceeds be wired to your bank. You must set up this
                    feature prior to your telephone request. Be sure to
                    complete the appropriate section of the account
                    application for this feature.
-------------------------------------------------------------------------------

---

                                 Your Account


 Method           Instructions
 By systematic    You may automatically sell a specified dollar amount or
  withdrawal plan  percentage of your account on a monthly, quarterly or semiannual basis and have the proceeds sent to you if your account balance is at least $5,000. This feature is not
                   available if you hold your shares in certificate form. All dividend and capital gains distributions must be
                   reinvested. Be sure to complete the appropriate section of the account application for this feature.
 -----------------------------------------------------------------------------
 By electronic    You may sell shares of the Fund and request that the
  funds transfer   proceeds be electronically transferred to your bank.
                   Proceeds may take up to two business days to be received
                   by your bank. You must set up this feature prior to your
                   request. Be sure to complete the appropriate section of
                   the account application for this feature.

FUND POLICY ON TRADING OF FUND SHARES
--------------------------------------------------------------------------------
   Purchases and exchanges should be made for investment purposes only.
Frequent purchases, redemptions or exchanges of Fund shares may disrupt portfolio management and increase Fund expenses. The Fund has adopted certain policies and methods intended to identify and to discourage frequent trading in the Fund. However, as discussed below, the Fund cannot ensure that all such activity can be identified or terminated.

   Right to Reject or Restrict Orders and Close Accounts. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order, including transactions accepted by any shareholder's financial intermediary, when the Fund believes it is in the best interest of the other shareholders to do so. In the event that the Fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. The Fund may also fully redeem the shares and close the account of any shareholder whom it believes is engaged or intends to engage in frequent trading in that Fund or another fund.

   Limitations on the Ability to Identify or to Terminate Frequent Trading. There is no guarantee that the Fund or its agents will be able to detect frequent trading activity or the shareholders engaged in such activity, or, if it is detected, to prevent its recurrence. In particular, a substantial portion of purchase, redemption and exchange orders are received from omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, retirement plans and variable insurance products. The Fund typically is not able to identify trading by a particular beneficial owner in an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in frequent trading. There are also operational and technological limitations on the Fund's agents' ability to identify or terminate frequent trading activity, and the techniques used by the Fund and its agents are not anticipated to identify all frequent trading.

DISTRIBUTION AND SERVICE FEES
--------------------------------------------------------------------------------
   The Fund has adopted a plan under Rule 12b-1 under the Investment Company
Act that permits it to pay its distributor ongoing marketing and other fees to support the sale and distribution of Class A, B and C shares and certain services provided to you by your financial advisor, and your financial advisor may receive all or a portion of those fees attributable to your shares (see "Payments to Your Financial Advisor"). The annual service fee, as a percentage of the value of the shares, is normally 0.25% for Class A, Class B and Class C shares. The annual distribution fee may equal up to 0.10% for Class A shares and 0.75% for Class B and Class C shares. Distribution and service fees are paid out of the assets of these classes. Over time, these fees reduce the return on your investment and cost you more than paying other types of sales charges. Class B shares automatically convert to Class A shares after a certain number of years, eliminating a portion of the distribution fee upon conversion. Conversion may occur three, four or eight years after purchase, depending on the program you purchased your shares under. See "Your Account -- Sales Charge" for the conversion schedules applicable to Class B shares.

                                                                             ---

                                 Your Account



OTHER INFORMATION ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------
   How the Fund's Share Price is Determined The price of each class of the Fund's shares is based on its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday). Shares are not priced on days on which the NYSE is closed for trading.

   When you request a transaction, it will be processed at the net asset value (plus any applicable sales charges) next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor, your financial advisor must receive your order by the close of trading on the NYSE to receive that day's price.

   The Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. In determining the net asset value, the Fund must determine the value of each security in its portfolio at the close of each trading day. Because the Fund holds securities that are traded on foreign exchanges, the value of these securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect the Fund's net asset value on the day it is next determined. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations for a security are not available, or when the adviser believes that available market quotations are unreliable, the Fund may use other data to determine a fair value of the security.

   You can find the daily prices of some share classes for the Fund in most major daily newspapers under the heading of "Columbia." You can find daily prices for all share classes by visiting www.columbiafunds.com.

   Account Fees If your account value falls below $1,000 (other than as a result of depreciation in share value), your account may be subject to an annual account fee of $20. This fee is deducted from the account in June each year. Approximately 60 days prior to the fee date, the Fund's transfer agent will send you written notification of the upcoming fee. If you add money to your account and bring the value above $1,000 prior to the fee date, the fee will not be deducted.

   Share Certificates Share certificates are not available for any class of shares offered by the Fund. If you currently hold previously issued share certificates, you will not be able to sell your shares until you have endorsed your certificates and returned them to the transfer agent.

---

                                 Your Account



   Dividends, Distributions, and Taxes The Fund has the potential to make the following distributions:

 Types of Distributions

   Dividends      Represents interest and dividends earned from securities
                   held by the Fund, net of expenses incurred by the Fund.
 -----------------------------------------------------------------------------
   Capital gains  Represents net long-term capital gains on sales of securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.

   Distribution Options The Fund distributes dividends in June and December and any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option call 1-800-345-6611.

   If you do not indicate on your application or at the time your account is established your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.

       ------------------------------------------------------------------

         UNDERSTANDING FUND DISTRIBUTIONS
         The Fund may earn income from the securities it holds. The
         Fund also may realize capital gains or losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.
       ------------------------------------------------------------------

 Distribution Options

   Reinvest all distributions in additional shares of the Fund..............
 -----------------------------------------------------------------------------
   Reinvest all distributions in shares of another fund.....................
 -----------------------------------------------------------------------------
   Receive dividends in cash (see options below) and reinvest capital gains.
 -----------------------------------------------------------------------------
   Receive all distributions in cash (with one of the following options):...
 .  send the check to your address of record
 .  send the check to a third party address
 .  transfer the money to your bank via electronic funds transfer

   Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution, and all subsequent distributions, will be reinvested in additional shares of the Fund.

   Tax Consequences Unless you are an entity exempt from income taxes or invest under a retirement account, regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on where you live, distributions also may be subject to state and local income taxes.

   In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income, unless such dividends are "qualified dividend income" (as defined in the Internal Revenue Code) eligible for a reduced rate of tax. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor about foreign, federal, state, local or other applicable tax laws.

                                                                             ---

                                 Your Account



   In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling or exchanging shares of the Fund. Such transactions also may be subject to federal, state and local income tax.

   Foreign Income Taxes The Fund may receive investment income from sources within foreign countries, and that income may be subject to foreign income taxes at the source. If the Fund pays non-refundable taxes to foreign governments during the year, the taxes will reduce the Fund's dividends but will still be included in your taxable income. You may be able to claim an offsetting credit or deduction on your tax return for your share of foreign taxes paid by the Fund.

Board of Trustees
-------------------------------------------------------------------------------

   The Fund is governed by its board of trustees. More than 75% of the trustees are independent and have no affiliation with the Fund's investment adviser or the distributor. The board of trustees selects the Fund's investment adviser (subject to shareholder approval) and other service providers and oversees their performance.
For more detailed information on the board of trustees, please refer to the Statement of Additional Information.


16


---

Managing the Fund
-------------------------------------------------------------------------------


INVESTMENT ADVISER
--------------------------------------------------------------------------------
   Columbia Wanger Asset Management, L.P. (Columbia WAM), located at 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606, is the Fund's investment adviser. Columbia WAM and its predecessor have managed mutual funds, including the Fund, since 1992. In its duties as investment adviser, Columbia WAM runs the Fund's day-to-day business, including making investment decisions and placing all orders for the purchase and sale of the Fund's portfolio securities.

   Columbia WAM was previously named Liberty Wanger Asset Management, L.P. and its predecessor was named Wanger Asset Management, L.P. Columbia WAM is a wholly owned subsidiary of Columbia Management Group, Inc., which is an indirect wholly owned subsidiary of Bank of America Corporation.

   Columbia WAM's advisory fee for managing the Fund in 2003 was 0.95% of the Fund's average daily net assets. Columbia WAM also receives an administrative services fee from the Fund at the annual rate of 0.05% of the Fund's average daily net assets.

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
   Columbia WAM uses a team to manage the Fund. Team members share responsibility for providing ideas, information, and knowledge in managing the Fund, and each team member has one or more particular areas of expertise. The portfolio managers are responsible for making daily investment decisions, and utilize the management team's input and advice when making buy and sell determinations.

Todd Narter
   Co-portfolio manager
   Mr. Narter has managed Columbia Acorn International Select since September, 2001. He has been a member of the international analytical team at Columbia WAM since June 1997. Mr. Narter also is a vice president of Wanger Advisors Trust, and a co-portfolio manager of Wanger International Small Cap and Wanger International Select, two international mutual funds underlying variable insurance products. Prior to joining Columbia WAM, Mr. Narter spent seven years working in Japan in the electronics industry, mainly as a product manager for Teradyne.

Chris Olson
   Co-portfolio manager
   Mr. Olson has managed Columbia Acorn International Select since September, 2001. He has been a member of the international analytical team at Columbia WAM since January 2001. Mr. Olson also is a vice president of Wanger Advisors Trust, and a co-portfolio manager of Wanger International Small Cap and Wanger International Select, two international mutual funds underlying variable insurance products. Prior to joining Columbia WAM, Mr. Olson was most recently a director and portfolio strategy analyst with UBS Asset Management/Brinson Partners.

                                                                            ---

Other Investment Strategies and Risks
-----------------------------------------

   The Fund's principal investment strategies and their associated risks are described under "The Fund -- Principal Investment Strategies" and "The Fund -- Principal Investment Risks." This section describes other investments the Fund may make and the risks associated with them. In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques, which are not the principal focus of the Fund and therefore are not described in this prospectus. These types of securities and investment practices and their associated risks are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). The adviser may elect not to buy any of these securities or use any of these techniques. The Fund may not always achieve its investment goal. Except as otherwise noted, approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or any of its investment strategies.

THE INFORMATION EDGE
--------------------------------------------------------------------------------
   The Fund generally invests in entrepreneurially managed smaller, mid-sized and larger companies that it believes are not as well known by financial analysts and whose domination of a niche creates the opportunity for superior earnings-growth potential. Columbia WAM may identify what it believes are important economic, social or technological trends (for example, the growth of out-sourcing as a business strategy, or the productivity gains from the increasing use of technology) and try to identify companies it thinks will benefit from these trends.

   In making investments for the Fund, Columbia WAM relies primarily on independent, internally generated research to uncover companies that may be less well known than the more popular names. To find these companies, Columbia WAM compares growth potential, financial strength and fundamental value among companies.

Growth Potential               Financial Strength                           Fundamental Value
------------------------------------------------------------------------------------------------------------------
..superior technology           .low debt                                    .reasonable stock price relative to
..innovative marketing          .adequate working capital                     growth potential and financial
..managerial skill              .conservative accounting practices            strength
..market niche                  .adequate profit margin                      .valuable assets
..good earnings prospects
..strong demand for product

The realization of this growth A strong balance sheet gives management      Once Columbia WAM uncovers an
potential would likely produce greater flexibility to pursue strategic      attractive company, it identifies a
superior performance that is   objectives and is essential to maintaining a price that it believes would also make
sustainable over time.         competitive advantage.                       the stock a good value.
------------------------------------------------------------------------------------------------------------------

LONG-TERM INVESTING
--------------------------------------------------------------------------------
   Columbia WAM's analysts continually screen companies and make contact with more than 1,000 companies around the globe each year. To accomplish this, Columbia WAM analysts talk to top management, vendors, suppliers and competitors, whenever possible.

   In managing the Fund, Columbia WAM tries to maintain lower taxes and transaction costs by investing with a long-term time horizon (at least two to five years). However, securities purchased on a long-term basis may be sold within 12 months after purchase due to changes in the circumstances of a particular company or industry, or changes in general market or economic conditions.

---

                     Other Investment Strategies and Risks



DERIVATIVE STRATEGIES
--------------------------------------------------------------------------------
   The Fund may enter into a number of derivative strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use these strategies to adjust the Fund's sensitivity to changes in interest rates or for other hedging purposes (i.e., attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is a risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund.

TEMPORARY DEFENSIVE STRATEGIES
--------------------------------------------------------------------------------
   At times, Columbia WAM may determine that adverse market conditions make it desirable to temporarily suspend the Fund's normal investment activities.
During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.

                                                                            ---

Financial Highlights
-------------------------------------------------------------------------------

   The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the Fund's Class A, Class B and Class C shares fiscal years since inception which run from January 1 to December 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements, which have been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the Fund's annual report. You can request a free annual report by calling 1-800-426-3750.

 Columbia Acorn International Select

                                                               Year ended December 31,
                                                  2003         2002         2001        2000/(a)/
                                                 Class A      Class A      Class A       Class A
                                                -------     -------      -------      --------
 Net asset value --
 Beginning of period ($)                         10.24       12.07        17.15        17.71
-----------------------------------------------------------------------------------------------------
 Income from Investment Operations ($):
   Net investment loss/(b)/                       0.03       (0.01)       (0.09)       (0.03)
   Net realized and unrealized loss               4.18       (1.82)       (4.90)       (0.53)
-----------------------------------------------------------------------------------------------------
  Total from Investment Operations                4.21       (1.83)       (4.99)       (0.56)
-----------------------------------------------------------------------------------------------------
 Less Distributions Declared
 to Shareholders ($):
   From net investment income                       --          --        (0.01)          --
   From net realized gains                          --          --        (0.08)          --
-----------------------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders      --          --        (0.09)          --
-----------------------------------------------------------------------------------------------------
 Net asset value --
 End of period ($)                               14.45       10.24        12.07        17.15
-----------------------------------------------------------------------------------------------------
  Total return (%)/(c)/                          41.11/(d)/ (15.16)/(d)/ (29.17)/(d)/  (3.16)/(e)/
-----------------------------------------------------------------------------------------------------
 Ratios to Average Net Assets (%):
   Expenses/(f)/                                  1.80        1.80         1.80         1.68/(g)(h)/
   Net investment loss/(f)/                       0.24       (0.09)       (0.67)       (1.18)/(g)(h)/
   Reimbursement                                  0.44        0.33         0.23           --
  Portfolio turnover rate (%)                       69         102           82           79/(e)/
  Net assets at end of period (000's) ($)        2,557       2,612        2,861        3,172

(a)Class A shares were initially offered on October 16, 2000. Per share data reflects activity from that date.
(b)Per share data was calculated using average shares outstanding during the period.
(c)Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d)Had the adviser not reimbursed a portion of expenses, total return would have been reduced.
(e)Not annualized.
(f)The benefits derived from custody fees paid indirectly had no impact.
(g)Annualized.
(h)The ratios of expenses and net investment loss to average net assets, previously reported as 1.29% and (0.79)% respectively, were revised to reflect all class specific expenses in this period.

---

                             Financial Highlights


 Columbia Acorn International Select

                                                               Year ended December 31,
                                                  2003         2002         2001        2000/(a)/
                                                Class B     Class B      Class B      Class B
                                                -------     -------      -------      --------
 Net asset value --
 Beginning of period ($)                         10.08       11.96        17.13        17.71
-----------------------------------------------------------------------------------------------------
 Income from Investment Operations ($):
   Net investment loss/(b)/                      (0.06)      (0.08)       (0.18)       (0.05)
   Net realized and unrealized loss               4.10       (1.80)       (4.90)       (0.53)
-----------------------------------------------------------------------------------------------------
  Total from Investment Operations                4.04       (1.88)       (5.08)       (0.58)
-----------------------------------------------------------------------------------------------------
 Less Distributions Declared
 to Shareholders ($):
   From net investment income                       --          --        (0.01)          --
   From net realized gains                          --          --        (0.08)          --
-----------------------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders      --          --        (0.09)          --
-----------------------------------------------------------------------------------------------------
 Net asset value --
 End of period ($)                               14.12       10.08        11.96        17.13
-----------------------------------------------------------------------------------------------------
  Total return (%)/(c)/                          40.08/(d)/ (15.72)/(d)/ (29.73)/(d)/  (3.27)/(e)/
-----------------------------------------------------------------------------------------------------
 Ratios to Average Net Assets (%):
   Expenses/(f)/                                  2.45        2.45         2.45         2.33/(g)(h)/
   Net investment loss/(f)/                      (0.52)      (0.74)       (1.32)       (1.83)/(g)(h)/
   Reimbursement                                  0.44        0.33         0.23           --
  Portfolio turnover rate (%)                       69         102           82           79/(e)/
  Net assets at end of period (000's) ($)        3,162       1,835        2,069        1,551

(a)Class B shares were initially offered on October 16, 2000. Per share data reflects activity from that date.
(b)Per share data was calculated using average shares outstanding during the period.
(c)Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d)Had the adviser not reimbursed a portion of expenses, total return would have been reduced.
(e)Not annualized.
(f)The benefits derived from custody fees paid indirectly had no impact.
(g)Annualized.
(h)The ratios of expenses and net investment loss to average net assets, previously reported as 1.94% and (1.44)% respectively, were revised to reflect all class specific expenses in this period.

                                                                            ---

                             Financial Highlights


 Columbia Acorn International Select

                                                               Year ended December 31,
                                                  2003         2002         2001        2000/(a)/
                                                 Class C      Class C      Class C       Class C
                                                -------     -------      -------      --------
 Net asset value --
 Beginning of period ($)                         10.09       11.97        17.14        17.71
-----------------------------------------------------------------------------------------------------
 Income from Investment Operations ($):
   Net investment loss/(b)/                      (0.05)      (0.08)       (0.18)       (0.05)
   Net realized and unrealized loss               4.10       (1.80)       (4.90)       (0.52)
-----------------------------------------------------------------------------------------------------
  Total from Investment Operations                4.05       (1.88)       (5.08)       (0.57)
-----------------------------------------------------------------------------------------------------
 Less Distributions Declared
 to Shareholders ($):
   From net investment income                       --          --        (0.01)          --
   From net realized gains                          --          --        (0.08)          --
-----------------------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders      --          --        (0.09)          --
-----------------------------------------------------------------------------------------------------
 Net asset value --
 End of period ($)                               14.14       10.09        11.97        17.14
-----------------------------------------------------------------------------------------------------
  Total return (%)/(c)/                          40.14/(d)/ (15.71)/(d)/ (29.71)/(d)/  (3.22)/(e)/
-----------------------------------------------------------------------------------------------------
 Ratios to Average Net Assets (%):
   Expenses/(f)/                                  2.45        2.45         2.45         2.33/(g)(h)/
   Net investment loss/(f)/                      (0.41)      (0.74)       (1.32)       (1.83)/(g)(h)/
   Reimbursement                                  0.44        0.33         0.23           --
  Portfolio turnover rate (%)                       69         102           82           79/(e)/
  Net assets at end of period (000's) ($)        3,691       2,915        3,885        3,399

(a)Class C shares were initially offered on October 16, 2000. Per share data reflects activity from that date.
(b)Per share data was calculated using average shares outstanding during the period.
(c)Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d)Had the adviser not reimbursed a portion of expenses, total return would have been reduced.
(e)Not annualized.
(f)The benefits derived from custody fees paid indirectly had no impact.
(g)Annualized.
(h)The ratios of expenses and net investment loss to average net assets, previously reported as 1.94% and (1.44)% respectively, were revised to reflect all class specific expenses in this period.

---

Notes
-------------------------------------------------------------------------------

================================================================================

                                                                             ---

FOR MORE INFORMATION
--------------------------------------------------------------------------------
   Additional information about the Fund's investments is available in the Fund's semiannual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.

   You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

   You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:

   Columbia Funds Distributor, Inc.
   One Financial Center
   Boston, MA 02111-2621
   1-800-426-3750
   www.columbiafunds.com

   Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission internet site at www.sec.gov.

   You can review and copy information about the Fund by visiting the following location, and you can obtain copies upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

   Public Reference Room
   Securities and Exchange Commission
   Washington, DC 20549-0102

   Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

Investment Company Act file number:

Columbia Acorn Trust (formerly named Liberty Acorn Trust): 811-01829

..  Columbia Acorn International Select (formerly named Liberty Acorn Foreign
   Forty)

--------------------------------------------------------------------------------

[LOGO] ColumbiaFunds

       A Member of Columbia Management Group

       (C)2004 Columbia Funds Distributor, Inc.
       One Financial Center, Boston, MA 02111-2621
       800.426.3750 www.columbiafunds.com
                                                               797-01/772R-0404

Columbia Thermostat Fund                Prospectus, May 1, 2004
-------------------------------------------------------------------------------

Class Z Shares

   Advised by Columbia Wanger Asset Management, L.P.

--------------------------------------------------------------------------------
TABLE OF CONTENTS


THE FUND                                  2
--------------------------------------------
Investment Goal.........................  2
Principal Investment Strategies.........  2
Principal Investment Risks..............  8
Performance History..................... 11
Your Expenses........................... 13

YOUR ACCOUNT                             15
--------------------------------------------
How to Buy Shares....................... 15
Eligible Investors...................... 16
Sales Charges........................... 17
How to Exchange Shares.................. 17
How to Sell Shares...................... 17
Fund Policy on Trading of Fund Shares... 18
Other Information About Your Account.... 19

BOARD OF TRUSTEES                        21
--------------------------------------------

MANAGING THE FUND                        22
--------------------------------------------
Investment Adviser...................... 22
Portfolio Managers...................... 22

OTHER INVESTMENT STRATEGIES AND RISKS    23
--------------------------------------------
Derivative Strategies................... 23
When-Issued Securities and Forward
 Commitments............................ 23
Short Sales............................. 23
Asset-Backed Securities................. 23
Temporary Defensive Strategies.......... 24

FINANCIAL HIGHLIGHTS                     25
--------------------------------------------

APPENDIX A                               26
--------------------------------------------

   Only eligible investors may purchase Class Z shares. See "Your Account -- Eligible Investors" for more information.

   Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

[LOGO] Not FDIC   May Lose Value
       Insured  No Bank Guarantee

The Fund
-------------------------------------------------------------------------------


INVESTMENT GOAL
--------------------------------------------------------------------------------
   Columbia Thermostat Fund seeks to provide long-term total return.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
   Columbia Thermostat Fund (Thermostat or the Fund) pursues its investment goal by investing in other mutual funds. As a "fund of funds," under normal circumstances, Thermostat allocates at least 95% of its net assets (Stock/Bond Assets) among a selected group of stock and bond mutual funds (Portfolio Funds) according to the current level of the Standard & Poor's 500 Stock Index (S&P
500) in relation to predetermined ranges set by the Fund's investment adviser. When the S&P 500 goes up, the Fund sells a portion of its stock funds and invests more in the bond funds; and when the S&P 500 goes down, the Fund increases its investment in the stock funds. Under normal circumstances, Thermostat may invest up to 5% of its net assets plus any cash received that day in cash, high quality short-term paper and government securities.

   Asset allocation funds generally move assets from stocks to bonds when the market goes up, and from bonds to stocks when the market goes down. Most asset allocation funds are run by sophisticated investment professionals who make subjective decisions based on economic and financial data and complex graphs of market behavior. By contrast, the day-to-day investment decisions for Thermostat will be made according to a single predetermined rule. The temperature in your house is run by a single rule; your thermostat turns on the furnace if your house is too cold or turns on the air conditioner if your house is too warm. This Fund works the same way, so it is named Columbia Thermostat Fund.

   Because Thermostat invests according to a pre-set program, there is no need for subjective day-to-day management. Although another successful asset allocation strategy might do better than Thermostat, Thermostat is designed for those who doubt the wisdom of trying to "time" the market and are unsure of the long-term trend of the stock market. Thermostat takes psychology out of investing; it avoids the temptation to buy more stocks because the stock market is currently going up or to sell stocks because the market is declining. Thermostat operates continuously and substantially automatically, subject to periodic review of the pre-set program by the Fund's adviser and its board of trustees. As described below, the supervisory committee of Thermostat's investment adviser will have authority to review the structure and allocation ranges of the stock-bond allocation table and to make any changes considered appropriate.

   The Portfolio Funds are chosen by Thermostat's adviser to provide participation in the major sectors of the domestic stock and bond markets. If you believe that the stock market will tend to go up most of the time, then you should probably own a fully-invested stock fund and use a buy-and-hold strategy. Buy-and-hold was an excellent strategy in the 1982-1999 bull market. However, there have been long periods in the past when buy-and-hold was not the best strategy, such as 1930-1954 and 1969-1981, when the market fluctuated but did not make significant new highs. Thermostat may be a good investment choice for you if, for example, you believe that a remarkable bull market ended early in 2000 and that the market may not reach significant new highs for many years.

---

                                   The Fund



   Thermostat invests the Stock/Bond Assets among the Portfolio Funds according to an asset allocation table. The current allocation table is set forth below:

 Stock/Bond Allocation Table

                          How Thermostat will Invest the Stock/Bond Assets
                         ---------------------------------------------------
    Level of the S&P 500     Stock Percentage           Bond Percentage
    --------------------------------------------------------------------------
       over 1600........             0%                       100%
    --------------------------------------------------------------------------
       over 1550-1600...             5                         95
    --------------------------------------------------------------------------
       over 1500-1550...            10                         90
    --------------------------------------------------------------------------
       over 1450-1500...            15                         85
    --------------------------------------------------------------------------
       over 1400-1450...            20                         80
    --------------------------------------------------------------------------
       over 1350-1400...            25                         75
    --------------------------------------------------------------------------
       over 1300-1350...            30                         70
    --------------------------------------------------------------------------
       over 1250-1300...            35                         65
    --------------------------------------------------------------------------
       over 1200-1250...            40                         60
    --------------------------------------------------------------------------
       over 1150-1200...            45                         55
    --------------------------------------------------------------------------
       over 1100-1150...            50                         50
    --------------------------------------------------------------------------
       over 1050-1100...            55                         45
    --------------------------------------------------------------------------
       over 1000-1050...            60                         40
    --------------------------------------------------------------------------
       over 950-1000....            65                         35
    --------------------------------------------------------------------------
       over 900-950.....            70                         30
    --------------------------------------------------------------------------
       over 850-900.....            75                         25
    --------------------------------------------------------------------------
       over 800-850.....            80                         20
    --------------------------------------------------------------------------
       over 750-800.....            85                         15
    --------------------------------------------------------------------------
       over 700-750.....            90                         10
    --------------------------------------------------------------------------
       over 650-700.....            95                          5
    --------------------------------------------------------------------------
       650 and under....           100                          0

   When the S&P 500 moves into a new band on the table, the Fund will promptly rebalance the stock-bond mix to reflect the new S&P price level by redeeming shares of some Portfolio Funds and exchanging shares of other Portfolio Funds. The only exception will be a "31-day Rule"; in order to reduce taxable events, after the Fund has increased its percentage allocation to either stock funds or bond funds, it will not decrease that allocation for at least 31 days. Following a change in the fund's stock-bond index, if the S&P 500 remains within the same band for a while, normal market fluctuations will change the values of the fund's holdings of stock Portfolio Funds and bond Portfolio Funds. We will invest cash flows from sales (or redemptions) of Fund shares to bring the stock-bond mix back toward the allocation percentages for that S&P 500 band. For example, if the S&P is in the 901-950 band, and the value of the holdings of the stock Portfolio Funds has dropped to 68% of the value of the holdings of all Portfolio Funds, new cash would be invested in the stock Portfolio Funds (or cash for redemptions would come from the bond Portfolio Funds.) If the 31-day Rule is in effect, new cash flows will be invested at the stock-bond percentage allocation as of the latest rebalancing.

                                                                             ---

                                   The Fund



   As an illustrative example, suppose the following market events occurred:

                                                     How Thermostat will invest
    Date          Level of the S&P 500                 the Stock/Bond Assets
    -----------------------------------------------------------------------------------
    Nov. 1  We begin when the market is 1140       50% stocks, 50% bonds
    -----------------------------------------------------------------------------------
    Dec. 1  The S&P 500 goes to 1151               rebalance 45% stocks, 55% bonds
    -----------------------------------------------------------------------------------
    Dec. 6  The S&P 500 drops back to 1145         no reversal for 31 days
    -----------------------------------------------------------------------------------
    Jan. 2  The S&P 500 is at 1142                 rebalance 50% stocks, 50% bonds
    -----------------------------------------------------------------------------------
    Jan. 20 The S&P 500 drops to 1099              rebalance 55% stocks, 45% bonds
            The market has made a continuation move by going through a second action level, not a reversal move, so the 31-day Rule does not apply in this case.
    -----------------------------------------------------------------------------------
    Jan. 30 The S&P 500 goes up to 1105            no reversal for 31 days
    -----------------------------------------------------------------------------------
    Feb. 20 The S&P 500 is at 1110                 rebalance 50% stocks, 50% bonds

   The following table shows the five stock Portfolio Funds and three bond Portfolio Funds that Thermostat currently uses in its fund-of-funds structure and the current allocation percentage for each Portfolio Fund within the stock or bond category. The allocation percentage within each category is achieved by rebalancing the investments within the category whenever the S&P 500 moves into a new band on the allocation table, subject to the 31-day Rule described above. Thermostat does not liquidate its investment in one Portfolio Fund in order to invest in another Portfolio Fund except in connection with a rebalancing due to a move of the S&P 500 into a new band. Until a subsequent rebalancing, Thermostat's investments in, and redemptions from, the stock Portfolio Funds or the bond Portfolio Funds are allocated among such Portfolio Funds in a manner that will reduce any deviation of the relative values of Thermostat's holdings of such funds from the allocation percentages shown below.

 Allocation of Stock/Bond Assets within Asset Classes

     Stock Funds                             Type of Fund        Allocation
     ----------------------------------------------------------------------
     Columbia Acorn Fund              Small cap stock                20%
     ----------------------------------------------------------------------
     Columbia Acorn Select            Mid cap stock                  15
     ----------------------------------------------------------------------
     Columbia Growth Stock Fund       Large cap growth               25
     ----------------------------------------------------------------------
     Columbia Growth & Income Fund    Large cap value                25
     ----------------------------------------------------------------------
     Columbia Mid Cap Value Fund      Mid cap stock                  15
     ----------------------------------------------------------------------
     Total                                                          100%

     Bond Funds                              Type of Fund        Allocation
     ----------------------------------------------------------------------
     Columbia Federal Securities Fund U.S. government securities     30%
     ----------------------------------------------------------------------
     Columbia Intermediate Bond Fund  Intermediate-term bonds        50
     ----------------------------------------------------------------------
     Columbia High Yield Fund         High-yield bonds               20
     ----------------------------------------------------------------------
     Total                                                          100%

   As described below, the supervisory committee of Thermostat's investment adviser will have authority to review the Portfolio Funds and the relative allocation percentages among the stock funds and among the bond funds and to make any changes considered appropriate.

   Thermostat is advised by Columbia Wanger Asset Management, L.P. (Columbia WAM or the Adviser). Each of the Portfolio Funds is managed by Columbia WAM or an affiliate of Columbia WAM. The Fund will not pay any sales load on its purchases of shares of the Portfolio Funds.

---

                                   The Fund



   Columbia WAM has a supervisory committee that meets on an annual basis, or on an "emergency" basis if necessary, to review the structure, allocation percentages and Portfolio Funds of Thermostat and to make any changes considered appropriate. The committee typically addresses the following questions:

    Should the stock-bond allocation table be revised? (perhaps because the stock market has made a long-term move outside of the 650-1600 S&P 500 bands)

    Should there be a change in the Portfolio Funds in which Thermostat invests, or should there be a change in the percentage allocations among the stock funds or the bond funds? (perhaps because of a change of portfolio managers, change of investment style or reorganization of a Portfolio Fund)

   Any changes by the supervisory committee are expected to be infrequent.

   The S&P 500 is a broad market-weighted average of U.S. blue-chip company stock performance.

   The investment objectives and strategies of the current Portfolio Funds are described below:

   Columbia Acorn Fund, Class Z (Acorn Fund)

   Acorn Fund seeks to provide long-term growth of capital.

   Acorn Fund invests primarily in the stocks of small- and medium-sized companies. The Fund generally invests in the stocks of companies with market capitalizations of less than $5 billion at the time of purchase. As long as a stock continues to meet the Fund's other investment criteria, the Fund may choose to hold the stock even if it grows beyond an arbitrary capitalization limit. The Fund believes that these smaller companies, which are not as well known by financial analysts, may offer higher return potential than the stocks of larger companies.

   Acorn Fund typically looks for companies with:

     .   A strong business franchise that offers growth potential.

     .   Products and services that give a company a competitive advantage.

     . A stock price the Fund's adviser believes is reasonable relative to the assets and earning power of the company.

   Acorn Fund invests the majority of its assets in U.S. companies, but also may invest up to 33% of its assets in companies outside the U.S. in developed markets (for example, Japan, Canada and United Kingdom) and emerging markets (for example, Mexico, Brazil and Korea).

   Additional strategies that are not principal investment strategies and the risks associated with them are described below under "Other Investment Strategies and Risks."

   Columbia Acorn Select, Class Z (Acorn Select)

   Acorn Select seeks long-term growth of capital.

   Acorn Select invests primarily in the stocks of medium- to larger-sized U.S. companies. The Fund is a non-diversified fund that takes advantage of its adviser's research and stock-picking capabilities to invest in a limited number of companies (between 20-40) with market capitalizations under $15 billion at the time of purchase, offering the potential to provide above-average growth over time. The Fund believes that companies within this capitalization range are not as well known by financial analysts, and may offer higher return potential than the stocks of companies with capitalizations above $15 billion.

                                                                             ---

                                   The Fund



   Acorn Select typically looks for companies with:

     .   A strong business franchise that offers growth potential.

     .   Products and services that give a company a competitive advantage.

     . A stock price the Fund's adviser believes is reasonable relative to the assets and earning power of the company.

   Although Acorn Select does not buy securities with a short-term view, there is no restriction on the length of time the Fund must hold a security. To the extent the Fund buys and sells securities frequently, its transaction costs will be higher (which may adversely affect the Fund's performance) and it may realize additional capital gains.

   Additional strategies that are not principal investment strategies and the risks associated with them are described below under "Other Investment Strategies and Risks."

   Columbia Growth Stock Fund, Class Z (Growth Stock Fund)

   Growth Stock Fund seeks long-term growth.

   Growth Stock Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks, primarily of companies with large market capitalizations.

   Growth Stock Fund may invest in any market sector but emphasizes the technology, financial services, health care, and global consumer franchise sectors. The Growth Stock Fund may invest up to 25% of its assets in foreign stocks. To select investments for the Growth Stock Fund, the Fund's investment adviser considers companies that it believes will generate earnings growth over the long term regardless of the economic environment.

   Columbia Growth & Income Fund, Class Z (Growth & Income Fund)

   Growth & Income Fund seeks long-term growth and income.

   Under normal market conditions, Growth & Income Fund invests at least 65% of its total assets in common stock of U.S. companies with equity market capitalizations at the time of purchase in excess of $3 billion. Up to 35% of the Fund's total assets may be invested in common stock of U.S. companies with equity market capitalizations at the time of purchase between $1 billion and $3 billion. Also, up to 10% of the Fund's total assets may be invested in a combination of (i) convertible bonds, (ii) corporate bonds that are rated investment grade and (iii) U.S. Government securities. When purchasing securities for the Fund, the Fund's investment adviser generally chooses securities of companies it believes are undervalued.

   Columbia MidCap Value Fund, Class Z (MidCap Value Fund)

   MidCap Value Fund seeks long-term growth.

   The Fund invests, under normal market conditions, primarily in middle capitalization stocks. These are stocks of mid-size companies that have market capitalizations similar in size to those companies in the Russell Midcap/TM /Value Index. As of December 31, 2003, that index included companies with capitalizations between approximately $697.7 million and $13.9 billion.

   Additional strategies that are not principal investment strategies and the risks associated with them are described below under "Other Investment Strategies and Risks."

---

                                   The Fund



   Columbia Federal Securities Fund, Class Z (Federal Securities Fund)

   Federal Securities Fund seeks as high a level of current income and total return as is consistent with prudent risk.

   Under normal market conditions, Federal Securities Fund invests at least 80% of its total assets in U.S. government securities, including U.S. treasuries and securities of various U.S. government agencies. Agency securities include mortgage-backed securities, which represent interests in pools of mortgages. The Fund may also invest up to 20% of its assets in corporate bonds or mortgage- or asset-backed securities that are issued by a private entity. These securities must be rated investment grade by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P) and Fitch, Inc. (Fitch), an international rating agency. The Fund has wide flexibility to vary its allocation among different types of U.S. government securities and the securities of non-governmental issuers based on the judgment of its adviser of which types of securities will outperform the others. In selecting investments for the Fund, the adviser considers a security's expected income together with its potential to rise or fall in price.

   Federal Securities Fund generally maintains a duration of greater than four and a half years and less than 10 years. As a result, the Fund's portfolio has market risks and an expected average life comparable to intermediate- to long-term bonds. The Fund's adviser may vary the Fund's duration depending on its forecast of interest rates and market conditions (for example, when interest rates are expected to increase, the adviser may shorten the duration, and vice versa).

   Additional strategies that are not principal investment strategies and the risks associated with them are described below under "Other Investment Strategies and Risks."

   Columbia Intermediate Bond Fund, Class Z (Intermediate Bond Fund)

   Intermediate Bond Fund seeks its total return by pursuing current income and opportunities for capital appreciation.

   Under normal circumstances, the Intermediate Bond Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in bonds, including:

     . Debt securities issued by the U.S. government; these include U.S. treasury securities and agency securities. Agency securities include certain mortgage-backed securities, which represent interests in pools of mortgages,

     .   Debt securities of corporations, and

     . Mortgage-backed and asset-backed securities issued by private (non-governmental) entities.

   Intermediate Bond Fund will invest at least 60% of its net assets in higher-quality debt securities that are at the time of purchase:

     .   Rated at least A by S&P;

     .   Rated at least A by Moody's;

     . Given a comparable rating by another nationally recognized rating agency; or

     . Unrated securities that the Fund's adviser believes to be of comparable quality.

                                                                             ---

                                   The Fund



   Intermediate Bond Fund may invest up to 20% of its net assets in lower-rated debt securities. These securities are sometimes referred to as "junk bonds" and are at the time of purchase:

     .   Rated below BBB by S&P;

     .   Rated below Baa by Moody's;

     . Given a comparable rating by another nationally recognized rating agency; or

     . Unrated securities that the Fund's adviser believes to be of comparable quality.

   Normally, the Fund expects to maintain a dollar-weighted average effective maturity of three to ten years. The Fund seeks to achieve capital appreciation through purchasing bonds that increase in market value. In addition, to a limited extent, the Fund may seek capital appreciation by using hedging techniques such as futures and options.

   The manager of the Fund has wide flexibility to vary the allocation among different types of debt securities based on his judgment of which types of securities will outperform the others.

   Additional strategies that are not principal investment strategies and the risks associated with them are described below under "Other Investment Strategies and Risks."

   Columbia High Yield Fund, Class Z (High Yield Fund)

   High Yield Fund seeks a high level of income, with capital appreciation as a secondary goal.

   High Yield Fund pursues its objective by investing in non-investment-grade corporate debt securities, commonly referred to as "junk" or "high-yield" bonds. Normally, the Fund will invest at least 80% of its assets in bonds rated Ba or B by Moody's or BB or B by S&P. No more than 10% of the Fund's assets will be invested in bonds rated Caa by Moody's or CCC by S&P, and no Fund assets will be invested in bonds below these grades. By focusing on higher quality junk bonds, the Fund seeks access to higher yielding bonds without assuming all the risk associated with the broader junk bond market.

   Additional strategies that are not principal investment strategies and the risks associated with them are described below under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
   The principal risks of investing in the Fund are described below. The value of an investment in the Fund is based primarily on the performance of the Portfolio Funds and the allocation of the Fund's assets among them. There are many circumstances (including additional risks that are not described here) that could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

   Management risk. Management risk means that the adviser's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. The Fund does not have the ability to affect how the portfolio managers of the Portfolio Funds manage those funds.

   Market risk. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.


   Interest rate risk. Since the Fund may invest in bond Portfolio Funds, it is subject to interest rate risk. This is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest

---

                                   The Fund


rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

   Issuer risk. Because a Portfolio Fund may invest in debt securities issued or supported by private entities, including corporate bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.


   Credit risk. Credit risk means that the issuing company may not be able to pay interest and principal when due. The lower-rated bonds held by the bond Portfolio Funds are subject to greater credit risk than higher-rated, lower yielding bonds. High yield bonds may be issued to fund corporate restructurings, such as leveraged buyouts, mergers, acquisitions, debt recapitalizations, or similar events, and they are often issued by smaller, less creditworthy companies or by companies with substantial debt. The prices of high yield bonds are generally more sensitive than higher-rated bonds to the financial condition of the issuer and adverse changes in the economy.

   Structure risk and prepayment risk. Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in mortgage-backed securities. With respect to investments in mortgage-backed securities, prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of a mortgage-backed security may be difficult to predict and result in greater volatility.

   Lower-rated debt securities. Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities. Lower-rated debt securities have the added risk that the issuer of the security may default and not make payment of interest or principal.

   Medium-quality debt securities. Medium-quality debt securities, although considered investment grade, may have some speculative characteristics.

   Equity risk. Since the Fund may invest in equity Portfolio Funds, it is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

   Value stocks. Value stocks are securities of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the

                                                                             ---

                                   The Fund


advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the advisor has placed on it.

   Growth stocks. Because some of the Portfolio Funds invest in growth stocks, the Fund is subject to the risk that growth stocks may be out of favor with investors for an extended period of time. Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

   Market trends. The Fund is also subject to the risk that the investment adviser's decisions regarding asset classes and Portfolio Funds will not anticipate market trends successfully. For example, weighting Portfolio Funds that invest in common stocks too heavily during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in Portfolio Funds that invest in bonds during a period of stock market appreciation may result in lower total return. Of course, the risks associated with investing in the Fund will vary depending upon how the assets are allocated among Portfolio Funds.

   Management has no control over the portfolio managers or investment decisions of the Portfolio Funds. However, decisions made by the Portfolio Funds' managers will have a significant effect on a Fund's performance.

   Affiliated fund risk. In managing Thermostat, the supervisory committee of Columbia WAM will have authority to change the Portfolio Funds in which Thermostat invests or to change the percentage allocations among the stock funds or the bond funds. Since different Portfolio Funds pay different rates of management fees to Columbia WAM or its affiliates, Columbia WAM may have a conflict of interest selecting the Portfolio Funds or in determining the relative percentage allocations among Portfolio Funds.

   Sector risk. Sector risk is inherent in the Fund's investment strategy. Companies that are in different but closely related industries are sometimes described as being in the same broad economic sector. The values of stocks of different companies in a market sector may be similarly affected by particular economic or market events. Although the Fund does not intend to focus on any particular sector, at times, the Fund may have a significant portion of its assets invested in a particular sector.

   Foreign securities. Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that a Portfolio Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

   Emerging markets. Investment in emerging markets is subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. Their securities markets may be underdeveloped. These countries are also more likely to

---

                                   The Fund


experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

   Smaller companies. Smaller companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, smaller companies may not be widely followed by the investment community, which can lower the demand for their stock.

The securities issued by mid-cap companies may have more risk than those of larger companies. These securities may be more susceptible to market downturns, and their prices could be more volatile.

Portfolio turnover. The Fund may buy and sell shares of the Portfolio Funds frequently. This may result in more realized income and greater income taxes, and could increase the transaction costs of the underlying funds.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's performance by illustrating the Fund's calendar year total returns (before taxes) for its Class Z shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class Z shares compare with those of broad measures of market performance for 1 year and for the life of the fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.

       ------------------------------------------------------------------

         UNDERSTANDING PERFORMANCE
         Calendar Year Total Returns show the Fund's Class Z share performance for each completed calendar year since the Fund commenced operations. They include the effects of Fund expenses.

         Average Annual Total Returns are a measure of the Fund's
         Class Z average performance over the past one-year and life of the Fund periods. They include the effects of Fund expenses.

         Beginning in September 2003, the Fund's benchmark with
         respect to debt securities was changed to the Lehman U.S.
         Credit Intermediate Bond Index, the intermediate component of the Lehman U.S. Credit Index. The Lehman U.S. Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements. Previously, the Fund's returns were compared to the Lehman U.S. Government
         Intermediate Bond Index, an unmanaged index that is made up of 1 to 10 year treasury and agency bonds, excluding targeted investor notes and state and local government series bonds.
         The adviser believes that the Lehman U.S. Credit Intermediate Bond Index more accurately reflects the type of debt securities in which the Portfolio Funds invest. The Fund's average annual returns for the one-year and for the life of the Fund periods are shown compared to the S&P 500 Index (S&P 500 Index), its benchmark with respect to equity securities, the Lehman U.S. Credit Intermediate Bond Index, its benchmark with respect to debt securities, as well as the Fund's previous benchmark with respect to debt securities, the
         Lehman U.S. Government Intermediate Bond Index. The S&P 500 Index is a broad market-weighted average of large U.S.
         blue-chip companies. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes, and are not professionally managed.
       ------------------------------------------------------------------

                                                                             ---

                                   The Fund



 Calendar Year Total Returns (Class Z)/ /

                                    [CHART]

 1994    1995    1996    1997    1998    1999     2000    2001    2002    2003
------  ------  ------  ------  ------  ------  -------  ------- ------- -------
-3.80%   8.93%  20.65%   0.19%  15.43%  79.19%  -20.02%  -21.11% -16.10% 47.80%


                     For period shown in bar chart:
                     Best quarter: 2nd quarter 2003, 11.36%
                     Worst quarter: 1st quarter 2003, -2.11%

   After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor's own tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

 Average Annual Total Returns -- for periods ended December 31, 2003

                                                               Inception        Life of
                                                                 Date    1 Year  Fund
Class Z (%)                                                     9/25/02
  Return Before Taxes                                                    19.79   19.01
  Return After Taxes on Distributions                                    19.26   18.59
  Return After Taxes on Distributions and Sale of Fund Shares            12.87   15.97
---------------------------------------------------------------------------------------
S&P 500 Index/(1)/ (%)                                                   28.69   29.59
---------------------------------------------------------------------------------------
Lehman U.S. Credit Intermediate Bond Index/(1)/ (%)                       6.91    7.95
---------------------------------------------------------------------------------------
Lehman U.S. Govt. Intermediate Bond Index/(1)/ (%)                        2.29    2.89
---------------------------------------------------------------------------------------

(1)Performance information is from September 25, 2002.

---

                                   The Fund



YOUR EXPENSES
--------------------------------------------------------------------------------
   Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

                 ----------------------------------------------

                   UNDERSTANDING EXPENSES
                   Annual Fund Operating Expenses are paid
                   by the Fund. They include management and administration fees and other administrative costs including transfer agency and custody services.

                   Example Expenses help you compare the
                   cost of investing in the Fund to the cost
                   of investing in other mutual funds. The
                   table does not take into account any
                   expense reduction arrangements discussed
                   in the footnotes to the Annual Fund
                   Operating Expenses table. It uses the
                   following hypothetical conditions:
                   .  $10,000 initial investment
                   .  5% total return for each year
                   .  Fund operating expenses remain the same
                   .  Reinvestment of all dividends and
                      distributions
                 ----------------------------------------------

 Shareholder Fees/(1) /(paid directly from your investment)

Maximum sales charge (load) on purchases (%)
 (as a percentage of the offering price)                               None
--------------------------------------------------------------------------------
Maximum deferred sales charge (load) on redemptions (%)
 (as a percentage of the lesser of purchase price or redemption price) None
--------------------------------------------------------------------------------
Redemption fee (%)
 (as a percentage of amount redeemed, if applicable)                   None/(2)/

(1)A $20 annual fee may be deducted from accounts of less than $1,000 and paid to the transfer agent.
(2)There is a $7.50 charge for wiring sale proceeds to your bank.

 Annual Fund Operating Expenses (deducted from Fund assets)

    Management fees/(1)/ (%)                                          0.10
    -----------------------------------------------------------------------
    Distribution and service (12b-1) fees (%)                         None
    -----------------------------------------------------------------------
    Other expenses/(2)/ (%)                                           0.79
    -----------------------------------------------------------------------
    Total annual fund operating expenses (%)                          0.89
    -----------------------------------------------------------------------
    Expense reimbursement /Waiver (%)                                (0.64)
    -----------------------------------------------------------------------
    Net expense ratio/(3)/ (%)                                        0.25
    -----------------------------------------------------------------------
    Expense ratio of Portfolio Funds (%)                              0.94
    -----------------------------------------------------------------------
    Net expense ratio including expenses of Portfolio Funds/(4)/ (%)  1.19
    -----------------------------------------------------------------------
    Gross expense ratio including expenses of Portfolio Funds (%)     1.83

(1)In addition to the management fee, the Fund pays the adviser an administrative fee of 0.05%, which is included in "Other expenses."
(2)"Other expenses" have been restated to reflect current transfer agency fees.
(3)The Fund's adviser and/or its affiliates have contractually agreed to waive a portion of "Other expenses" through April 30, 2005. In addition, the Fund's Adviser has contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution and service fees, interest and fees on borrowings and expenses associated with the Fund's investment in other investment companies) do not exceed 0.25% annually through April 30, 2005. The Adviser will have the right to recoup expense reimbursement payments made to the Fund through December 31, 2005. This will be accomplished by the payment of an expense reimbursement fee by the Fund to the Adviser computed and paid monthly, with a limitation that immediately after such payment the Fund's ordinary operating expenses (excluding any distribution and service fees, interest and fees on borrowings and expenses associated with the Fund's investment in other investment companies) will not exceed 0.25% annually.

                                                                             ---

                                   The Fund


(4)Includes the fees and expenses incurred by the Fund directly and indirectly from the underlying Portfolio Funds in which the Fund invests. The ratios shown above are based on an asset allocation among Portfolio Funds as shown on page 4, based on the respective expense ratios of the Portfolio Funds for their respective last fiscal years, as adjusted to reflect any fee waiver for any Portfolio Fund in effect as of the end of its last fiscal year. Based on this allocation, the Fund's estimated indirect annual expenses would have been 0.94%. Such expense ratios ranged from 0.80% to 1.15%. The indirect expense ratio of the Fund may be higher or lower depending on the portion of the Fund's assets allocated to each Portfolio Fund from time to time. The assumed allocation of the Fund's net assets among the underlying Columbia Funds as shown on page 4 would have been as follows: Columbia Acorn Fund, 10%; Columbia Acorn Select, 7.5%; Columbia Growth Stock Fund, 12.5%; Columbia Growth & Income Fund, 12.5%; Columbia Mid Cap Value Fund, 7.5%; Columbia Federal Securities Fund, 15%; Columbia Intermediate Bond Fund, 25%; and Columbia High Yield Fund, 10%.

 Example Expenses/(1) /for a $10,000 investment (your actual costs may be higher or lower)

                        1 Year 3 Years 5 Years 10 Years
                         $121   $513    $931    $2,095

(1)Includes the fees and expenses incurred by the Fund directly and indirectly from the underlying Portfolio Funds in which the Fund invests. The example expenses for the one year period reflect the contractual cap on expenses referred to in footnote (3), but this arrangement is not reflected in the example expenses for the second and third years of the three year period, the second through fifth years of the five year period, or the second through tenth years of the ten year period.

---

Your Account
-------------------------------------------------------------------------------

HOW TO BUY SHARES
--------------------------------------------------------------------------------
   If you are an eligible investor (described below), your shares will be bought at the next calculated price after the Fund receives your purchase request in "good form." "Good form" means that you placed your order with Columbia Funds Services, Inc. or your financial advisor or your payment has been received and your application is complete, including all necessary signatures. The Fund reserves the right to refuse a purchase order for any reason, including if the Fund believes that doing so would be in the best interest of the Fund and its shareholders. The USA Patriot Act may require us to obtain certain personal information from you which we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your customer information, we reserve the right to close your account or take such other steps as we deem reasonable.

 Outlined below are the various options for buying shares:

Method              Instructions
Through your        Your financial advisor can help you establish your account
 financial advisor   and buy Fund shares on your behalf. To receive the current trading day's price, your financial advisor must receive
                     your request prior to the close of regular trading on the
                     New York Stock Exchange (NYSE), usually 4:00 p.m. Eastern
                     time. Your financial advisor may charge you fees for
                     executing the purchase for you.
--------------------------------------------------------------------------------
By check            For new accounts, send a completed application and check
 (new account)       made payable to the Fund and mailed to Columbia Funds
                     Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.
--------------------------------------------------------------------------------
By check            For existing accounts, fill out and return the additional
 (existing account)  investment stub included in your account statement, or send a letter of instruction including the Fund name and
                     account number with a check made payable to the Fund to
                     Columbia Funds Services, Inc., P.O. Box 8081, Boston, MA
                     02266-8081.
--------------------------------------------------------------------------------
By exchange         You may acquire shares of the Fund for your account by
                    exchanging shares you own in a different fund distributed
                    by Columbia Funds Distributor, Inc. for shares of the same class or Class A of the Fund at no additional cost. There
                    may be an additional charge if exchanging from a money
                    market fund. To exchange by telephone, call 1-800-422-3737.
                    Please see "How to Exchange Shares" for more information.
--------------------------------------------------------------------------------
By wire             You may purchase shares of the Fund by wiring money from
                     your bank account to your Fund account. To wire funds to
                     your Fund account, call 1-800-422-3737 for wiring
                     instructions.
--------------------------------------------------------------------------------
By electronic       You may purchase shares of the Fund by electronically
 funds transfer      transferring money from your bank account to your Fund
 (existing account)  account by calling 1-800-422-3737. An electronic funds transfer may take up to two business days to settle and be considered in "good form." You must set up this feature
                     prior to your telephone request. Be sure to complete the
                     appropriate section of the application.
--------------------------------------------------------------------------------
Automatic           You may make monthly or quarterly investments automatically
 investment plan     from your bank account to your Fund account. You may
                     select a pre-authorized amount to be sent via electronic
                     funds transfer. Be sure to complete the appropriate
                     section of the application for this feature.
--------------------------------------------------------------------------------
Automated dollar    You may purchase shares of the Fund for your account by
 cost averaging      exchanging $100 or more each month from another fund for
                     shares of the same class of the Fund at no additional
                     cost. You must have a current balance of at least $ 5,000
                     in the fund the money is coming from. Exchanges will
                     continue so long as your fund balance is sufficient to
                     complete the transfers. You may terminate your program or
                     change the amount of the exchange (subject to the $ 100
                     minimum) by calling 1-800-345-6611. Be sure to complete
                     the appropriate section of the account application for
                     this feature.
--------------------------------------------------------------------------------
By dividend         You may automatically invest dividends distributed by
 diversification     another fund into the same class of shares of the Fund at
                     no additional sales charge. To invest your other dividends in the Fund, call 1-800-345-6611.

                                                                             ---

                                 Your Account



ELIGIBLE INVESTORS
--------------------------------------------------------------------------------
   Only Eligible Investors may purchase Class Z shares of the Fund, directly or by exchange. The Eligible Investors described below are subject to different minimum initial investment requirements. Eligible Investors and their applicable investment minimums are as follows:

   $1,000 minimum initial investment

     . Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of a fund distributed by Columbia Funds Distributor, Inc.
         (i) who holds Class Z shares; (ii) who holds Class A shares that were obtained by exchange of Class Z shares; or (iii) who purchased certain no-load shares of funds merged with funds distributed by Columbia Funds Distributor, Inc.;

     . Any trustee or director (or family member of a trustee or director) of any fund distributed by Columbia Funds Distributor, Inc.; and

     . Any employee (or family member of an employee) of Bank of America Corporation or its subsidiaries.

   $100,000 minimum initial investment

     . Clients of broker-dealers or registered investment advisers that both recommend the purchase of Fund shares and charge such clients an asset-based fee; and

     . Any insurance company, trust company, bank, endowment, investment company or foundation purchasing shares for its own account.

   No minimum initial investment

     . Any client of Bank of America Corporation or a subsidiary (for shares purchased through an asset management company, trust, retirement plan administration or similar arrangement with Bank of America Corporation or the subsidiary);

     . A retirement plan (or the custodian for such plan) with aggregate plan assets of at least $5 million at the time of purchase and which purchases shares directly from the distributor or through a third-party broker-dealer;

     . Investors purchasing through Columbia Management Group state tuition plans organized under Section 529 of the Internal Revenue Code; and

   . Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Columbia Management Individual Retirement Account from any deferred compensation plan which was a shareholder of any of the funds of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover.

   The Fund reserves the right to change the criteria for eligible investors and the investment minimums. No minimum investment applies to accounts participating in the automatic investment plan; however, each investment requires a $25 minimum purchase. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders. Finally, pursuant to the Trust's Agreement and Declaration of Trust, the Fund reserves the right to redeem your shares if your account falls below the minimum investment requirements.

---

                                 Your Account



SALES CHARGES
--------------------------------------------------------------------------------
   Your purchases of Class Z shares are at net asset value, which is the value of a Class Z share excluding any sales charge. Class Z shares are not subject to an initial sales charge when purchased, or a contingent deferred sales charge when sold.

       ------------------------------------------------------------------

         CHOOSING A SHARE CLASS
         The Fund offers one class of shares in this prospectus --
         Class Z.

         The Fund also offers three additional classes of shares --
         Class A, B and C shares are available through a separate prospectus. Each other share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest.
         Based on your personal situation, your financial advisor can help you decide which class of shares makes the most sense for you. In general, anyone who is eligible to purchase Class
         Z shares, which do not incur Rule 12b-1 fees or sales
         charges, should do so in preference over other classes.
       ------------------------------------------------------------------

   If you purchase Class Z shares of the Fund through certain broker-dealers, banks or other intermediaries (intermediaries), they may charge a fee for their services. They may also place limits on your ability to use services the Fund offers. There are no sales charges or limitations if you purchase shares directly from the Fund, except as described in this prospectus.

If an intermediary is an agent or designee of the Fund, orders are processed at the net asset value next calculated after the intermediary receives the order. The intermediary must segregate any orders it receives after the close of regular trading on the NYSE and transmit those orders separately for execution at the net asset value next determined.

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------
   You may exchange your shares for Class Z or Class A (only if Class Z is not offered) shares of another fund distributed by Columbia Funds Distributor, Inc., at net asset value. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may recognize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the adviser in its discretion determines that your exchange activity may adversely impact its ability to manage the Fund. See "Fund Policy on Trading of Fund Shares" for the Fund's policy. To exchange by telephone, call 1-800-422-3737. Please have your account and taxpayer identification numbers available when calling.

HOW TO SELL SHARES
--------------------------------------------------------------------------------
   You may sell shares of the Fund on any regular business day that the NYSE is open.

   When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and Medallion Signature Guarantees, and (ii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries, surviving joint owners, and other legal entities please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-6611 for more information.

                                                                             ---

                                 Your Account



   The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities rather than cash, under certain circumstances. For more information, see "Fund Policy on Trading of Fund Shares" below as well as the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

 Outlined below are the various options for selling shares:

 Method            Instructions
 Through your      You may call your financial advisor to place your sell
 financial advisor  order. To receive the current trading day's price, your financial advisor must receive your request prior to the
                    close of regular trading on the NYSE, usually 4:00 p.m.
                    Eastern time. Your financial advisor may charge you fees
                    for executing a redemption for you.
 ------------------------------------------------------------------------------
 By exchange       You or your financial advisor may sell shares of the Fund
                    by exchanging from the Fund into Class Z shares or Class A shares of another fund distributed by Columbia Funds
                    Distributor, Inc. at no additional cost. To exchange by
                    telephone, call 1-800-422-3737.
 ------------------------------------------------------------------------------
 By telephone      You or your financial advisor may sell shares of the Fund
                    by telephone and request that a check be sent to your
                    address of record by calling 1-800-422-3737, unless you
                    have notified the Fund of an address change within the
                    previous 30 days. The dollar limit for telephone sales is
                    $100,000 in a 30-day period. You do not need to set up
                    this feature in advance of your call. Certain restrictions apply to retirement accounts. For details, call 1-800-799-
                    7526.
 ------------------------------------------------------------------------------
 By mail           You may send a signed letter of instruction to the address below. In your letter of instruction, note the Fund's name, share class, account number, and the dollar value or number of shares you wish to sell. All account owners must sign
                   the letter. Signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another
                   eligible guarantor that participates in the Medallion
                   Signature Guarantee program for amounts over $100,000 or
                   for alternate payee or mailing instructions. Additional
                   documentation is required for sales by corporations,
                   agents, fiduciaries, surviving joint owners and individual retirement account owners. For details, call 1-800-345-6611.
                   Mail your letter of instruction to Columbia Funds Services,
                    Inc., P.O. Box 8081, Boston, MA 02266-8081.
 ------------------------------------------------------------------------------
 By wire           You may sell shares of the Fund and request that the
                    proceeds be wired to your bank. You must set up this
                    feature prior to your telephone request. Be sure to
                    complete the appropriate section of the account
                    application for this feature.
 ------------------------------------------------------------------------------
 By systematic     You may automatically sell a specified dollar amount or
 withdrawal plan    percentage of your account on a monthly, quarterly or
                    semiannual basis and have the proceeds sent to you if your account balance is at least $5,000. All dividend and
                    capital gains distributions must be reinvested. Be sure to complete the appropriate section of the account
                    application for this feature.
 ------------------------------------------------------------------------------
 By electronic     You may sell shares of the Fund and request that the
 funds transfer     proceeds be electronically transferred to your bank.
                    Proceeds may take up to two business days to be received
                    by your bank. You must set up this feature prior to your
                    request. Be sure to complete the appropriate section of
                    the account application for this feature.

FUND POLICY ON TRADING OF FUND SHARES
--------------------------------------------------------------------------------
   Purchases and exchanges should be made for investment purposes only.
Frequent purchases, redemptions or exchanges of Fund shares may disrupt portfolio management and increase Fund expenses. The Fund has adopted certain policies and methods intended to identify and to discourage frequent trading in the Fund. However, as discussed below, the Fund cannot ensure that all such activity can be identified or terminated.

   Right to Reject or Restrict Orders and Close Accounts. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order, including transactions accepted by any shareholder's financial intermediary, when the Fund believes it is in the best interest of the other shareholders to do so. In the event that the Fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. The Fund may also fully redeem the shares and close the account of any shareholder whom it believes is engaged or intends to engage in frequent trading in the Fund or another fund.

---

                                 Your Account



   Limitations on the Ability to Identify or to Terminate Frequent Trading. There is no guarantee that the Fund or its agents will be able to detect frequent trading activity or the shareholders engaged in such activity, or, if it is detected, to prevent its recurrence. In particular, a substantial portion of purchase, redemption and exchange orders are received from omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, retirement plans and variable insurance products. The Fund typically is not able to identify trading by a particular beneficial owner in an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in frequent trading. There are also operational and technological limitations on the Fund's agents' ability to identify or terminate frequent trading activity, and the techniques used by the Fund and its agents are not anticipated to identify all frequent trading.

OTHER INFORMATION ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------
   How the Fund's Share Price is Determined The price of a Fund's Class Z shares is based on their net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday). Shares are not priced on days on which the NYSE is closed for trading.

When you request a transaction, it will be processed at the net asset value next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the Fund must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor, your financial advisor must receive your order by the close of trading on the NYSE to receive that day's price.

   The Fund determines its net asset value for its Class Z shares by dividing total net assets attributable to Class Z shares by the number of outstanding Class Z shares. In determining the net asset value, the Fund must determine the value of each security in its portfolio at the close of each trading day which will be that day's closing net asset value per share of the respective Portfolio Funds.

   You can find the daily prices of some share classes for the Fund in most daily newspapers under the heading of "Columbia". You can find daily prices for all share classes by visiting www.columbiafunds.com.

   Account Fees If your account value falls below $1,000 (other than as a result of depreciation in share value), your account may be subject to an annual fee of $20. The Funds' transfer agent will send you written notification of any such action and provide details on how you can add money to your account to avoid this penalty.

   Share Certificates Share certificates are not available for Class Z shares.

                                                                             ---

                                 Your Account



   Dividends, Distributions, and Taxes The Fund has the potential to make the following distributions:

 Types of Distributions

   Dividends      Represents interest and dividends earned from securities
                   held by the Fund, net of expenses incurred by the Fund.
 -----------------------------------------------------------------------------
   Capital gains  Represents net long-term capital gains on sales of securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.

   Distribution Options The Fund distributes dividends in June and December and any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option call 1-800-345-6611.

   If you do not indicate on your application or at the time your account is established your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.

       ------------------------------------------------------------------

         UNDERSTANDING FUND DISTRIBUTIONS
         The Fund may earn income from the securities it holds. The
         Fund also may realize capital gains or losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.
       ------------------------------------------------------------------

 Distribution Options

    Reinvest all distributions in additional shares of the Fund..............
  ---------------------------------------------------------------------------
    Reinvest all distributions in shares of another fund.....................
  ---------------------------------------------------------------------------
    Receive dividends in cash (see options below) and reinvest capital gains.
  ---------------------------------------------------------------------------
    Receive all distributions in cash (with one of the following options):... . send the check to your address of record
  .  send the check to a third party address
  .  transfer the money to your bank via electronic funds transfer

   Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution, and all subsequent distributions, will be reinvested in additional shares of the Fund.

   Tax Consequences Unless you are an entity exempt from income tax or invest under a retirement account, regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on where you live, distributions also may be subject to state and local income taxes.

   In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income, unless such dividends are "qualified dividend income" (as defined in the Internal Revenue Code) eligible for a reduced rate of tax. Income other than net capital gains received by the Fund from the Portfolio Funds (including dividends and distributions of short-term capital gains) will be distributed by the Fund (after deductions for expenses) and will be taxable to you as ordinary income, unless it is eligible to be treated as qualified dividend income. Because the Fund is an asset allocation fund and may realize taxable net short-term capital gains by selling shares of a Portfolio Fund in its portfolio with unrealized portfolio appreciation, investing in the Fund

---

                                 Your Account


rather than directly in the Portfolio Fund may result in accelerated tax liability to you since the Fund must distribute its gains in accordance with the Internal Revenue Code of 1986.

   Distributions of net capital gains received by the Fund from its Portfolio Funds, plus net long-term capital gains realized by the Fund from the purchase and sale of Portfolio Fund shares or other securities held by the Fund for more than one year, will be distributed by the Fund and will be taxable to you as long-term capital gains (even if you have held Fund shares for one year or less). If a shareholder who has received a capital gains distribution suffers a loss on the sale of his or her shares not more than six months after purchase, the loss will be treated as a long-term capital loss to the extent of the capital gains distribution received. Long-term capital gains, including distributions of net capital gains, are currently subject to a maximum federal tax rate of 15%. This rate is less than the maximum rate imposed on other types of taxable income. Capital gains also may be advantageous since, unlike ordinary income, they may be offset by capital losses.

   For purposes of determining the character of income received by the Fund when a Portfolio Fund distributes net capital gains to the Fund, the Fund will treat the distribution as long-term capital gain, even if the Fund has held shares of the Portfolio Fund for one year or less. Any loss incurred by the Fund on the sale of that Portfolio Fund's shares held for six months or less, however, will be treated as a long-term capital loss to the extent of the net capital gain distribution.

   High portfolio turnover may cause the Fund to realize short term capital gains which, if realized and distributed by the Fund, may be taxable to shareholders as ordinary income. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor about foreign, federal, state, local or other applicable tax laws.

   In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling or exchanging shares of the Fund. Such transactions also may be subject to federal, state and local income tax.

Board of Trustees
-------------------------------------------------------------------------------

The Fund is governed by its board of trustees. More than 75% of the trustees are independent and have no affiliation with the Fund's investment adviser or the distributor. The board of trustees selects the Fund's investment adviser (subject to shareholder approval) and other service providers and oversees their performance. For more detailed information on the board of trustees, please refer to the Statement of Additional Information.

                                                                             ---

Managing the Fund
-------------------------------------------------------------------------------


INVESTMENT ADVISER
--------------------------------------------------------------------------------
   Columbia Wanger Asset Management, L.P. (Columbia WAM), located at 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606, is Thermostat's investment adviser and is responsible for the Fund's management, subject to oversight by the Fund's board of trustees. Columbia WAM and its predecessor have managed mutual funds, including the Fund, since 1992. In its duties as investment adviser, Columbia WAM runs the Fund's day-to-day business, including making investment decisions and placing all orders for the purchase and sale of the Fund's portfolio securities.

   Columbia WAM was previously named Liberty Wanger Asset Management, L.P., and its predecessor was named Wanger Asset Management, L.P. Columbia WAM is a wholly owned subsidiary of Columbia Management Group, Inc., which in turn is a wholly owned subsidiary of Bank of America Corporation.

Columbia WAM's advisory fee for managing the Fund in 2003 was 0.10% of the Fund's average daily net assets. Columbia WAM also receives an administrative fee from the Fund at the annual rate of 0.05% of the Fund's average daily net assets.

   The Portfolio Funds are managed by Columbia WAM and its affiliate Columbia Management Advisors, Inc., previously named Columbia Management Company (CMA). On April 1, 2003, Colonial Management Associates and Stein Roe & Farnham Incorporated and other affiliated investment adviser entities were merged with and into CMA. CMA assumed all of the business associated with each of the merged investment advisers. Like Columbia WAM, CMA is owned by Columbia Management Group, Inc. CMA also may provide administrative and operational services to Thermostat.

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
   Columbia WAM uses a supervisory committee to review on an infrequent basis the structure and allocation ranges of Thermostat and to make any changes considered appropriate. The members of the committee are Ralph Wanger, Charles
P. McQuaid and Harvey B. Hirschhorn.

   Ralph Wanger, is a director and the former president and chief investment officer of Columbia WAM and its predecessor and was the portfolio manager of Columbia Acorn Fund since its inception in 1970 through September 29, 2003. He is the former president of Columbia Acorn Trust and has been a member of Columbia Acorn Trust's Board of Trustees since 1970. He was a principal of Wanger Asset Management, L.P. and president of Wanger Asset Management, Ltd. from July 1992 until September 29, 2000. Mr. Wanger is the former president of Wanger Advisors Trust and currently serves as a trustee of Wanger Advisors Trust and a director of Wanger Investment Company PLC.

   Charles McQuaid, is president and a member of Columbia Acorn Trust's Board of Trustees. He has been president of Columbia WAM since October 13, 2003, chief investment officer of Columbia WAM since September 30, 2003, was the director of research at Columbia WAM and its predecessor from July 1992 through December 2003, and was a principal of Wanger Asset Management, L.P. from July 1992 to September 29, 2000. Mr. McQuaid has been a member of Columbia Acorn Fund's management team since 1978, co-managed Columbia Acorn Fund from 1995 through September 29, 2003 and has been the Fund's lead portfolio manager since September 30, 2003. Mr. McQuaid has been the president of Wanger Advisors Trust since September 30, 2003.

---

Other Investment Strategies and Risks
-------------------------------------------------------------------------------

   Thermostat's principal investment strategies and their associated risks are described under "The Fund --Principal Investment Strategies" and "The Fund -- Principal Investment Risks." This section describes other investments the Portfolio Funds may make and the risks associated with them. In seeking to achieve their investment goals, the Portfolio Funds may invest in various types of securities and engage in various investment techniques that are not their principal focus and therefore are not described in this prospectus. These types of securities and investment practices and their associated risks are identified and discussed in Thermostat's Statement of Additional Information, which you may obtain free of charge (see back cover). The adviser may elect not to buy any of these securities or use any of these techniques. The Fund may not always achieve its investment goal. Except as otherwise noted, approval by Thermostat's shareholders is not required to modify or change Thermostat's investment goal or any of its investment strategies.

DERIVATIVE STRATEGIES
--------------------------------------------------------------------------------
   The Portfolio Funds may enter into a number of derivative strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency.
The Portfolio Funds may use these strategies to adjust their sensitivity to changes in interest rates or for other hedging purposes (i.e., attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is a risk that the other party to the transaction may fail to honor its contract terms, causing a loss to a Portfolio Fund.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS
--------------------------------------------------------------------------------
   When-issued securities and forward commitments are securities that are purchased prior to the date they are actually issued or delivered. These securities involve the risk that they may fall in value by the time they are actually issued or that the other party may fail to honor the contract terms.

SHORT SALES
--------------------------------------------------------------------------------
   A Portfolio Fund's short sales are subject to special risks. A short sale by a Portfolio Fund of a security that it does not own in the hope of purchasing the same security at a later date at a lower price. In order to deliver the security to the buyer, a Portfolio Fund borrows the security from a third party. The Portfolio Fund is then obligated to return the security to the third party at a later date, and so the Portfolio Fund must purchase the security at the market price on such later date. If the price of the security has increased, then the Portfolio Fund will incur a loss equal to the increase in price of the security from the time that the short sale was entered into, plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the security. Also, there is a risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Portfolio Fund.

ASSET-BACKED SECURITIES
--------------------------------------------------------------------------------
   Asset-backed securities are interests in pools of debt securities backed by various types of loans such as credit card, auto and home equity loans. These securities involve prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining interest rates. A

                                                                             ---

                     Other Investment Strategies and Risks


adopted by a Portfolio Fund's Board of Trustees, certain restricted securities may be deemed liquid and will not be counted toward this 15% limit.

TEMPORARY DEFENSIVE STRATEGIES
--------------------------------------------------------------------------------
   At times, Columbia WAM or the advisers to the Portfolio Funds may determine that adverse market conditions make it desirable to temporarily suspend the Fund's or Portfolio Funds' respective normal investment activities. During such times, the Fund or Portfolio Funds may, but are not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund or Portfolio Funds from achieving their respective investment goals.

---

Financial Highlights
-------------------------------------------------------------------------------

   The financial highlights table is intended to help you understand the Fund's Class Z financial performance. Information is shown for the Fund's Class Z fiscal years since inception, which run from January 1 to December 31, unless otherwise indicated. Certain information reflects financial results for a single Class Z share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements, which have been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the Fund's annual report. You can request a free annual report by calling 1-800-426-3750.

 Columbia Thermostat Fund

                                                                  Inception
                                                              September 25, 2002
                                                                   through
                     Class Z                          2003    December 31, 2002
---------------------------------------------------------------------------------
 Net Asset Value --
 Beginning of Period ($)                           10.41            10.00
---------------------------------------------------------------------------------
 Income from Investment Operations ($):
   Net investment income/(a)/.....................  0.19             0.04
   Net realized and unrealized gain...............  1.87             0.37
---------------------------------------------------------------------------------
  Total from Investment Operations................  2.06             0.41
---------------------------------------------------------------------------------
 Less Distributions Declared to Shareholders ($):
   From net investment income..................... (0.16)              --
   From net realized gains........................  0.00/(b)/          --
---------------------------------------------------------------------------------
  Total distributions Declared to Shareholders.... (0.16)              --
---------------------------------------------------------------------------------
 Net Asset Value --
 End of Period ($)                                 12.31            10.41
---------------------------------------------------------------------------------
  Total return/(c)/ (%)........................... 19.79             4.10/(d)/
---------------------------------------------------------------------------------
 Ratios to Average Net Assets (%):
   Expenses/(e)/..................................  0.38/(f)/        0.62/(g)(h)/
   Net investment income..........................  1.64/(f)/        1.41/(g)(h)/
   Reimbursement..................................  0.88            19.94/(g)/
  Portfolio turnover rate (%).....................    61               11/(d)/
  Net assets at end of period (in millions) ($)...    14                4

(a)Per share data was calculated using average shares outstanding during the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(b)Rounds to less than $0.01 per share.
(c)Had the Adviser not reimbursed a portion of expenses, total return would have been reduced.
(d)Not annualized.
(e)Does not include expenses of the investment companies in which the Fund invests.
(f)The benefits derived from custody fees paid indirectly had no impact.
(g)Annualized.
(h)In accordance with a requirement of the Securities and Exchange Commission, the ratios reflect total expenses prior to the reduction of custody fees for cash balances it maintains with the custodian ("custody fees paid indirectly"). The ratios of expenses to average daily net assets and net investment income to average daily net assets net of custody fees paid indirectly would have been 0.60% and 1.43%, respectively for the period ended December 31, 2002.

                                                                             ---

Appendix A
-------------------------------------------------------------------------------

   The following after tax returns of the Portfolio Funds are calculated using the historical highest individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and may not be relevant to investors who hold Portfolio Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

       ------------------------------------------------------------------

         UNDERSTANDING PERFORMANCE
         Average annual total returns are a measure of a Portfolio Fund's average performance over the past one-year, five-year and ten-year (or life of Fund) periods. They include the effects of Portfolio Fund expenses.

         The Portfolio Fund's returns are compared to an index
         selected by the Portfolio Funds' adviser. All third party trademarks are the property of their owners. Unlike each
         Portfolio Fund, indices are not investments, do not incur
         fees, expenses or taxes, and are not professionally managed.
         It is not possible to invest directly in an index.
       ------------------------------------------------------------------

 Average Annual Total Returns -- for periods ended December 31, 2003

                                            Inception
                                              Date    1 Year 5 Years 10 Years
   Columbia Acorn Fund, Class Z/(1)/ (%)     6/10/70
     Return Before Taxes                              45.68   14.49   13.58
     Return After Taxes on Distributions              45.66   12.74   11.50
     Return After Taxes on Distributions
      and Sale of Fund Shares                         29.72   11.88   10.93
  ---------------------------------------------------------------------------
   Russell 2000(R) Index (%)                   n/a    47.25    7.13    9.47

(1)The Fund's Class Z share total annual fund operating expenses at December 31, 2003 were 0.80%; Class Z and total net assets of the Fund were (in millions) $7,065 and $11,169, respectively.

                                            Inception                Life of
                                              Date    1 Year 5 Years the Fund
   Columbia Acorn Select, Class Z/(2)/ (%)  11/23/98
     Return Before Taxes                              30.61   13.43   14.66
     Return After Taxes on Distributions              30.43   12.86   14.09
     Return After Taxes on Distributions
      and Sale of Fund Shares                         20.05   11.47   12.59
  ---------------------------------------------------------------------------
   S&P MidCap 400 Index (%)                   n/a     35.62    9.21   11.28

(2)The Fund's Class Z share total annual fund operating expenses at December 31, 2003 (exclusive of any voluntary fee waiver) were 1.12%; Class Z and total net assets of the Fund were (in millions) $294 and $741, respectively.

                                                                 Inception
                                                                 Date/(3)/ 1 Year 5 Years 10 Years
  Columbia Growth & Income Fund, Class Z/(4)/ (%)                 2/7/01
   Return Before Taxes                                                     19.51    3.92   11.75
   Return After Taxes on Distributions                                     19.31    2.09    9.47
   Return After Taxes on Distributions and Sale of Fund Shares             12.94    2.72    9.29
--------------------------------------------------------------------------------------------------
  S&P 500 Index (%)                                                n/a     28.69   -0.57   11.07

(3)Class Z is a newer class of shares. Its performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer class of shares. The Class A share returns have been adjusted to take into account the fact that Class Z shares are sold without sales charges. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would be higher, since Class Z shares are not subject to service fees. Class A shares were initially offered on July 1, 1992, and Class Z shares were initially offered on February 7, 2001.
(4)The Fund's Class Z share total annual fund operating expenses at June 30, 2003 (exclusive of any voluntary fee waiver) were 1.15%; Class Z and total net assets of the Fund were (in millions) $384 and $1,886, respectively.

---

                                  Appendix A



                                                                 Inception
                                                                   Date    1 Year 5 Years 10 Years
  Columbia Growth Stock Fund, Class Z/(5)/ (%)                    7/1/58
   Return Before Taxes                                                     25.24   -4.06    7.80
   Return After Taxes on Distributions                                     25.24   -4.95    6.22
   Return After Taxes on Distributions and Sale of Fund Shares             16.40   -3.38    6.25
--------------------------------------------------------------------------------------------------
  S&P 500 Index (%)                                                n/a     28.69   -0.57   11.07

(5)The Fund's Class Z share total annual fund operating expenses at September 30, 2003 (exclusive of any voluntary fee waiver) were 1.00%; Class Z and total net assets of the Fund were (in millions) $384 and $798, respectively.

                                                                 Inception
                                                                 Date/(6)/ 1 Year  5 Years    10 Years
  Columbia MidCap Value Fund Class Z/(7)/ (%)                     2/8/01
   Return Before Taxes                                                     27.82   7.83/(6)/  13.65/(6)/
   Return After Taxes on Distributions                                     27.82   6.44/(6)/  11.50/(6)/
   Return After Taxes on Distributions and Sale of Fund Shares             18.08   6.11/(6)/  10.90/(6)/
--------------------------------------------------------------------------------------------------------
  S&P MidCap 400 Index (%)                                         n/a     35.62   9.21       13.93

(6)Class Z is a newer class of shares. Its performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and Class Z shares. The Class A share returns have been adjusted to take into account the fact that Class Z shares are sold without sales charges. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the Class Z shares would have been higher, since Class Z shares are not subject to service fees. Class A shares were initially offered on July 21, 1949 and Class Z shares were initially offered on February 8, 2001.
(7)The Fund's Class Z share total annual fund operating expenses at September 30, 2003 were 1.00%; Class Z and total net assets of the Fund were (in millions) $549 and $1,436, respectively.

                                                                 Inception
                                                                 Date/(8)/ 1 Year 5 Years 10 Years
  Columbia Federal Securities Fund, Class Z/(9)/ (%)              1/11/99
   Return Before Taxes                                                      2.26   5.30     5.95
   Return After Taxes on Distributions                                      0.78   2.95     3.40
   Return After Taxes on Distributions and Sale of Fund Shares              1.46   3.02     3.44
--------------------------------------------------------------------------------------------------
  Lehman Brothers Intermediate U.S. Government Bond Index (%)       n/a     2.29   6.18     6.32

(8)Class Z is a newer class of shares. Its performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer class of shares. The Class A share returns have been adjusted to take into account the fact that Class Z shares are sold without sales charges. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been higher, since Class Z shares are not subject to service fees. Class A shares were initially offered on March 30, 1984, and Class Z shares were initially offered on January 11, 1999.
(9)The Fund's Class Z share total annual fund operating expenses at August 31, 2003 were 1.00%; Class Z and total net assets of the Fund were (in thousands) $9,857 and (in millions) $1,176, respectively.

                                                                 Inception
                                                                   Date    1 Year 5 Years 10 Years
  Columbia Intermediate Bond Fund, Class Z/(10)/ (%)              12/5/78
   Return Before Taxes                                                      9.50   7.25     6.98
   Return After Taxes on Distributions                                      7.54   4.63     4.28
   Return After Taxes on Distributions and Sale of Fund Shares              6.13   4.53     4.23
--------------------------------------------------------------------------------------------------
  Lehman Brothers Aggregate Bond Index (%)                          n/a     4.10   6.62     6.95

(10)The Fund's Class Z share total annual fund operating expenses at June 30, 2003 were 0.80%; Class Z and total net assets of the Fund were (in millions) $717 and $966, respectively.

                                                                             ---

                                  Appendix A



                                                                 Inception                   Life of
                                                                   Date    1 Year  5 Years   the Fund
  Columbia High Yield Fund, Class Z/(11)/ (%)                     10/1/93
   Return Before Taxes                                                       11.49    5.19    7.14
   Return After Taxes on Distributions                                        8.97    2.23    3.80
   Return After Taxes on Distributions and Sale of Fund Shares                7.39    2.55    3.97
--------------------------------------------------------------------------------------------------------
  Merrill Lynch U.S. High Yield, Cash Pay Index (%)                 n/a      27.23    5.47    7.23/(12)/

(11)The Fund's Class Z share total annual fund operating expenses at August 31, 2003 were 0.82%; Class Z and total net assets of the Fund were (in thousands) $1,197 and $1,584, respectively.
(12)Performance information is from September 30, 1993.

---

Notes
-------------------------------------------------------------------------------

================================================================================

                                                                             ---

                                     Notes


================================================================================

---

                                     Notes


================================================================================

                                                                            ---

FOR MORE INFORMATION
--------------------------------------------------------------------------------
   Additional information about the Fund's investments will be published in the Fund's semiannual and annual reports to shareholders. The annual report will contain a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.

   You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

   You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:

   Columbia Funds Distributor, Inc.
   One Financial Center
   Boston, MA 02111-2621
   1-800-426-3750
   www.columbiafunds.com

   Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission internet site at www.sec.gov.

   You can review and copy information about the Fund by visiting the following location, and you can obtain copies upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

   Public Reference Room
   Securities and Exchange Commission
   Washington, DC 20549-0102

   Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

Investment Company Act file number:

Columbia Acorn Trust (formerly named Liberty Acorn Trust): 811-01829

..  Columbia Thermostat Fund

--------------------------------------------------------------------------------

[LOGO] ColumbiaFunds

       A Member of Columbia Management Group

       (C)2004 Columbia Funds Distributor, Inc.
       One Financial Center, Boston, MA 02111-2621
       800.426.3750 www.columbiafunds.com
                                                               143-01/769R-0404

Columbia Thermostat Fund                Prospectus, May 1, 2004
-------------------------------------------------------------------------------

Class A, B and C Shares

     Advised by Columbia Wanger Asset Management, L.P.

--------------------------------------------------------------------------------
TABLE OF CONTENTS

THE FUND                                                                       2
--------------------------------------------------------------------------------
Investment Goal..............................................................  2
Principal Investment Strategies..............................................  2
Principal Investment Risks...................................................  8
Performance History.......................................................... 11
Your Expenses................................................................ 12

YOUR ACCOUNT                                                                  14
--------------------------------------------------------------------------------
How to Buy Shares............................................................ 14
Sales Charges................................................................ 16
Payments to Your Financial Advisor........................................... 19
How to Exchange Shares....................................................... 20
How to Sell Shares........................................................... 20
Fund Policy on Trading of Fund Shares........................................ 21
Distribution and Service Fees................................................ 22
Other Information About Your Account......................................... 22

BOARD OF TRUSTEES                                                             24
--------------------------------------------------------------------------------

MANAGING THE FUND                                                             25
--------------------------------------------------------------------------------
Investment Adviser........................................................... 25
Portfolio Managers........................................................... 25

OTHER INVESTMENT STRATEGIES AND RISKS                                         26
--------------------------------------------------------------------------------
Derivative Strategies........................................................ 26
When-Issued Securities and Forward Commitments............................... 26
Short Sales.................................................................. 26
Asset-Backed Securities...................................................... 26
Mortgage-Backed Securities................................................... 27
Zero Coupon Bonds............................................................ 27
Illiquid Investments......................................................... 27
Temporary Defensive Strategies............................................... 28

FINANCIAL HIGHLIGHTS                                                          29
--------------------------------------------------------------------------------

APPENDIX A                                                                    32
--------------------------------------------------------------------------------

   Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                             [LOGO]  Not FDIC  May Lose Value
                                                     Insured   No Bank Guarantee

The Fund
--------------------------------------------------------------------------------

INVESTMENT GOAL
--------------------------------------------------------------------------------
   Columbia Thermostat Fund seeks to provide long-term total return.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
   Columbia Thermostat Fund (Thermostat or the Fund) pursues its investment goal by investing in other mutual funds. As a "fund of funds," under normal circumstances, Thermostat allocates at least 95% of its net assets (Stock/Bond Assets) among a selected group of stock and bond mutual funds (Portfolio Funds) according to the current level of the Standard & Poor's 500 Stock Index (S&P
500) in relation to predetermined ranges set by the Fund's investment adviser. When the S&P 500 goes up, the Fund sells a portion of its stock funds and invests more in the bond funds; and when the S&P 500 goes down, the Fund increases its investment in the stock funds. Under normal circumstances, Thermostat may invest up to 5% of its net assets plus any cash received that day in cash, high quality short-term paper and government securities.

   Asset allocation funds generally move assets from stocks to bonds when the market goes up, and from bonds to stocks when the market goes down. Most asset allocation funds are run by sophisticated investment professionals who make subjective decisions based on economic and financial data and complex graphs of market behavior. By contrast, the day-to-day investment decisions for Thermostat will be made according to a single predetermined rule. The temperature in your house is run by a single rule; your thermostat turns on the furnace if your house is too cold or turns on the air conditioner if your house is too warm. This Fund works the same way, so it is named Columbia Thermostat Fund.

   Because Thermostat invests according to a pre-set program, there is no need for subjective day-to-day management. Although another successful asset allocation strategy might do better than Thermostat, Thermostat is designed for those who doubt the wisdom of trying to "time" the market and are unsure of the long-term trend of the stock market. Thermostat takes psychology out of investing; it avoids the temptation to buy more stocks because the stock market is currently going up or to sell stocks because the market is declining. Thermostat operates continuously and substantially automatically, subject to periodic review of the pre-set program by the Fund's adviser and its board of trustees. As described below, the supervisory committee of Thermostat's investment adviser will have authority to review the structure and allocation ranges of the stock-bond allocation table and to make any changes considered appropriate.

   The Portfolio Funds are chosen by Thermostat's adviser to provide participation in the major sectors of the domestic stock and bond markets. If you believe that the stock market will tend to go up most of the time, then you should probably own a fully-invested stock fund and use a buy-and-hold strategy. Buy-and-hold was an excellent strategy in the 1982-1999 bull market. However, there have been long periods in the past when buy-and-hold was not the best strategy, such as 1930-1954 and 1969-1981, when the market fluctuated but did not make significant new highs. Thermostat may be a good investment choice for you if, for example, you believe that a remarkable bull market ended early in 2000 and that the market may not reach significant new highs for many years.

---

                                   The Fund


   Thermostat invests the Stock/Bond Assets among the Portfolio Funds according to an asset allocation table. The current allocation table is set forth below:

 Stock/Bond Allocation Table

                            How Thermostat will Invest the Stock/Bond Assets
                          -----------------------------------------------------
  Level of the S&P 500        Stock Percentage           Bond Percentage
-------------------------------------------------------------------------------
over 1600................             0%                       100%
-------------------------------------------------------------------------------
over 1550-1600...........             5                         95
-------------------------------------------------------------------------------
over 1500-1550...........            10                         90
-------------------------------------------------------------------------------
over 1450-1500...........            15                         85
-------------------------------------------------------------------------------
over 1400-1450...........            20                         80
-------------------------------------------------------------------------------
over 1350-1400...........            25                         75
-------------------------------------------------------------------------------
over 1300-1350...........            30                         70
-------------------------------------------------------------------------------
over 1250-1300...........            35                         65
-------------------------------------------------------------------------------
over 1200-1250...........            40                         60
-------------------------------------------------------------------------------
over 1150-1200...........            45                         55
-------------------------------------------------------------------------------
over 1100-1150...........            50                         50
-------------------------------------------------------------------------------
over 1050-1100...........            55                         45
-------------------------------------------------------------------------------
over 1000-1050...........            60                         40
-------------------------------------------------------------------------------
over 950-1000............            65                         35
-------------------------------------------------------------------------------
over 900-950.............            70                         30
-------------------------------------------------------------------------------
over 850-900.............            75                         25
-------------------------------------------------------------------------------
over 800-850.............            80                         20
-------------------------------------------------------------------------------
over 750-800.............            85                         15
-------------------------------------------------------------------------------
over 700-750.............            90                         10
-------------------------------------------------------------------------------
over 650-700.............            95                          5
-------------------------------------------------------------------------------
650 and under............           100                          0

   When the S&P 500 moves into a new band on the table, the Fund will promptly rebalance the stock-bond mix to reflect the new S&P price level by redeeming shares of some Portfolio Funds and purchasing shares of other Portfolio Funds. The only exception will be a "31-day Rule"; in order to reduce taxable events, after the Fund has increased its percentage allocation to either stock funds or bond funds, it will not decrease that allocation for at least 31 days. Following a change in the Fund's stock-bond mix, if the S&P 500 remains within the same band for a while, normal market fluctuations will change the values of the Fund's holdings of stock Portfolio Funds and bond Portfolio Funds. We will invest cash flows from sales (or redemptions) of Fund shares to bring the stock-bond mix back toward the allocation percentages for that S&P 500 band. For example, if the S&P is in the 901-950 band, and the value of the holdings of the stock Portfolio Funds has dropped to 68% of the value of the holdings of all Portfolio Funds, new cash would be invested in the stock Portfolio Funds (or cash for redemptions would come from the bond Portfolio Funds). If the 31-day Rule is in effect, new cash flows will be invested at the stock-bond percentage allocation as of the latest rebalancing.

                                                                             ---

                                   The Fund


   As an illustrative example, suppose the following market events occurred:

                                                                             How Thermostat will invest the
            Date                        Level of the S&P 500                        Stock/Bond Assets
------------------------------------------------------------------------------------------------------------------
Nov. 1........................ We begin when the market is 1140          50% stocks, 50% bonds
------------------------------------------------------------------------------------------------------------------
Dec. 1........................ The S&P 500 goes to 1151                  rebalance 45% stocks, 55% bonds
------------------------------------------------------------------------------------------------------------------
Dec. 6........................ The S&P 500 drops back to 1145            no reversal for 31 days
------------------------------------------------------------------------------------------------------------------
Jan. 2........................ The S&P 500 is at 1142                    rebalance 50% stocks, 50% bonds
------------------------------------------------------------------------------------------------------------------
Jan. 20....................... The S&P 500 drops to 1099                 rebalance 55% stocks, 45% bonds
                               The market has made a continuation move by going through a second action level, not a reversal move, so the 31-day Rule does not apply in this case.
------------------------------------------------------------------------------------------------------------------
Jan. 30....................... The S&P 500 goes up to 1105               no reversal for 31 days
------------------------------------------------------------------------------------------------------------------
Feb. 20....................... The S&P 500 is at 1110                    rebalance 50% stocks, 50% bonds

   The following table shows the five stock Portfolio Funds and three bond Portfolio Funds that Thermostat currently uses in its fund-of-funds structure and the current allocation percentage for each Portfolio Fund within the stock or bond category. The allocation percentage within each category is achieved by rebalancing the investments within the category whenever the S&P 500 moves into a new band on the allocation table, subject to the 31-day Rule described above. Thermostat does not liquidate its investment in one Portfolio Fund in order to invest in another Portfolio Fund except in connection with a rebalancing due to a move of the S&P 500 into a new band (or due to a change by the adviser's supervisory committee in the stock-bond allocation table, in the Portfolio
Funds or in the relative allocation among Portfolio Funds). Until a subsequent rebalancing, Thermostat's investments in, and redemptions from, the stock Portfolio Funds or the bond Portfolio Funds are allocated among such Portfolio Funds in a manner that will reduce any deviation of the relative values of Thermostat's holdings of such funds from the allocation percentages shown below.

 Allocation of Stock/Bond Assets within Asset Classes

          Stock Funds                   Type of Fund        Allocation
----------------------------------------------------------------------
Columbia Acorn Fund              Small cap stock                20%
----------------------------------------------------------------------
Columbia Acorn Select            Mid cap stock                  15
----------------------------------------------------------------------
Columbia Growth Stock Fund       Large cap growth               25
----------------------------------------------------------------------
Columbia Growth & Income Fund    Large cap value                25
----------------------------------------------------------------------
Columbia Mid Cap Value Fund      Mid cap stock                  15
----------------------------------------------------------------------
Total                                                          100%

          Bond Funds                    Type of Fund        Allocation
----------------------------------------------------------------------
Columbia Federal Securities Fund U.S. government securities     30%
----------------------------------------------------------------------
Columbia Intermediate Bond Fund  Intermediate-term bonds        50
----------------------------------------------------------------------
Columbia High Yield Fund         High-yield bonds               20
----------------------------------------------------------------------
Total                                                          100%

   As described below, the supervisory committee of Thermostat's investment adviser will have authority to review the Portfolio Funds and the relative allocation percentages among the stock funds and among the bond funds and to make any changes considered appropriate.

   Thermostat is advised by Columbia Wanger Asset Management, L.P. (Columbia WAM or the Adviser). Each of the Portfolio Funds is managed by Columbia WAM or an affiliate of Columbia WAM. The Fund will not pay any sales load on its purchases of shares of the Portfolio Funds.

---

                                   The Fund


   Columbia WAM has a supervisory committee that meets on an annual basis, or on an "emergency" basis if necessary, to review the structure, allocation percentages and Portfolio Funds of Thermostat and to make any changes considered appropriate. The committee typically addresses the following questions:

      Should the stock-bond allocation table be revised? (perhaps because the stock market has made a long-term move outside of the 650-1600 S&P 500 bands)

      Should there be a change in the Portfolio Funds in which Thermostat invests, or should there be a change in the percentage allocations among the stock funds or the bond funds? (perhaps because of a change of portfolio managers, change of investment style or reorganization of a Portfolio Fund)

   Any changes by the supervisory committee are expected to be infrequent.

   The S&P 500 is a broad market-weighted average of U.S. blue-chip company stock performance.

   The investment objectives and strategies of the current Portfolio Funds are described below:

   Columbia Acorn Fund, Class Z (Acorn Fund)

   Acorn Fund seeks to provide long-term growth of capital.

   Acorn Fund invests primarily in the stocks of small- and medium-sized companies. The Fund generally invests in the stocks of companies with market capitalizations of less than $5 billion at the time of purchase. As long as a stock continues to meet the Fund's other investment criteria, the Fund may choose to hold the stock even if it grows beyond an arbitrary capitalization limit. The Fund believes that these smaller companies, which are not as well known by financial analysts, may offer higher return potential than the stocks of larger companies.

   Acorn Fund typically looks for companies with:

     .   A strong business franchise that offers growth potential.

     .   Products and services that give a company a competitive advantage.

     . A stock price the Fund's adviser believes is reasonable relative to the assets and earning power of the company.

   Acorn Fund invests the majority of its assets in U.S. companies, but also may invest up to 33% of its assets in companies outside the U.S. in developed markets (for example, Japan, Canada and United Kingdom) and emerging markets (for example, Mexico, Brazil and Korea).

   Additional strategies that are not principal investment strategies and the risks associated with them are described below under "Other Investment Strategies and Risks."

   Columbia Acorn Select, Class Z (Acorn Select)

   Acorn Select seeks long-term growth of capital.

   Acorn Select invests primarily in the stocks of medium- to larger-sized U.S. companies. The Fund is a non-diversified fund that takes advantage of its adviser's research and stock-picking capabilities to invest in a limited number of companies (between 20-40) with market capitalizations under $15 billion at the time of purchase, offering the potential to provide above-average growth over time. The Fund believes that companies within this capitalization range, which are not as well known by financial analysts, may offer higher return potential than the stocks of companies with capitalizations above $15 billion.

                                                                             ---

                                   The Fund


   Acorn Select typically looks for companies with:

     .   A strong business franchise that offers growth potential.

     .   Products and services that give a company a competitive advantage.

     . A stock price the Fund's adviser believes is reasonable relative to the assets and earning power of the company.

   Although Acorn Select does not buy securities with a short-term view, there is no restriction on the length of time the Fund must hold a security. To the extent the Fund buys and sells securities frequently, its transaction costs will be higher (which may adversely affect the Fund's performance) and it may realize additional capital gains.

   Additional strategies that are not principal investment strategies and the risks associated with them are described below under "Other Investment Strategies and Risks."

   Columbia Growth Stock Fund, Class Z (Growth Stock Fund)

   Growth Stock Fund seeks long-term growth.

   Growth Stock Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in large capitalization stocks. These are stocks of companies that have market capitalizations similar in size to those companies in the Russell 1000 Growth Index. As of December 31, 2002, that index included companies with capitalizations between approximately $193 million and $276 billion.

   The Fund's investments are diversified among industries and market sectors including, but not limited to, technology, financial services, health care, and global consumer franchise sectors. The Fund may invest up to 25% of its assets in foreign stocks. To select investments for the Fund, the Fund's investment adviser considers companies that it believes will generate earnings growth over the long term regardless of the economic environment.

   Columbia Growth & Income Fund, Class Z (Growth & Income Fund)

   Growth & Income Fund seeks long-term growth and income.

   Under normal market conditions, Growth & Income Fund invests at least 65% of its total assets in common stock of U.S. companies with equity market capitalizations at the time of purchase in excess of $3 billion. Up to 35% of the Fund's total assets may be invested in common stock of U.S. companies with equity market capitalizations at the time of purchase between $1 billion and $3 billion. Also, up to 10% of the Fund's total assets may be invested in a combination of (i) convertible bonds, (ii) corporate bonds that are rated investment grade and (iii) U.S. Government securities. When purchasing securities for the Fund, the Fund's investment adviser generally chooses securities of companies it believes are undervalued.

   Columbia Mid Cap Value Fund, Class Z (Mid Cap Value Fund)

   Select Fund seeks long-term growth.

   The Fund invests, under normal market conditions, primarily in middle capitalization stocks. These are stocks of mid-size companies that have market capitalizations similar in size to those companies in the Russell Midcap(TM) Value Index. As of December 31, 2003, that index included companies with capitalizations between approximately $697.7 million and $13.9 billion.

---

                                   The Fund



   Additional strategies that are not principal investment strategies and the risks associated with them are described below under "Other Investment Strategies and Risks."

   Columbia Federal Securities Fund, Class Z (Federal Securities Fund)

   Federal Securities Fund seeks as high a level of current income and total return as is consistent with prudent risk.

   Under normal market conditions, Federal Securities Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. government securities, including U.S. treasuries and securities of various U.S. government agencies. Agency securities include mortgage-backed securities, which represent interests in pools of mortgages. The Fund may also invest up to 20% of its assets in corporate bonds or mortgage- or asset-backed securities that are issued by private entities. These securities must be rated investment grade by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P) or Fitch Ratings, Inc. (Fitch). The Fund has wide flexibility to vary its allocation among different types of U.S. government securities and the securities of non-governmental issuers based on the investment adviser's judgment of which types of securities will outperform the others. In selecting investments for the Fund, the adviser considers a security's expected income together with its potential to rise or fall in price.

   Federal Securities Fund generally maintains a duration of greater than three years and less than 10 years. As a result, the Fund's portfolio has market risks and an expected average life comparable to intermediate- to long-term bonds. The Fund's adviser may vary the Fund's duration depending on its forecast of interest rates and market conditions (for example, when interest rates are expected to increase, the adviser may shorten the duration, and vice versa).

   Additional strategies that are not principal investment strategies and the risks associated with them are described below under "Other Investment Strategies and Risks."

   Columbia Intermediate Bond Fund, Class Z (Intermediate Bond Fund)

   Intermediate Bond Fund seeks its total return by pursuing current income and opportunities for capital appreciation.

   Under normal circumstances, the Intermediate Bond Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in bonds, including:

     . Debt securities issued by the U.S. government; these include U.S. treasury securities and agency securities. Agency securities include certain mortgage-backed securities, which represent interests in pools of mortgages,

     .   Debt securities of corporations, and

     . Mortgage-backed and asset-backed securities issued by private (non-governmental) entities.

   Intermediate Bond Fund will invest at least 60% of its net assets in higher-quality debt securities that are at the time of purchase:

     .   Rated at least A by S&P;

     .   Rated at least A by Moody's;

     . Given a comparable rating by another nationally recognized rating agency; or

     . Unrated securities that the Fund's adviser believes to be of comparable quality.

                                                                             ---

                                   The Fund



   Intermediate Bond Fund may invest up to 20% of its net assets in lower-rated debt securities. These securities are sometimes referred to as "junk bonds" and are at the time of purchase:

     .   Rated below BBB by S&P;

     .   Rated below Baa by Moody's;

     . Given a comparable rating by another nationally recognized rating agency; or

     . Unrated securities that the Fund's adviser believes to be of comparable quality.

   Normally, the Fund expects to maintain a dollar-weighted average effective maturity of three to ten years. The Fund seeks to achieve capital appreciation through purchasing bonds that increase in market value. In addition, to a limited extent, the Fund may seek capital appreciation by using hedging techniques such as futures and options.

   The manager of the Fund has wide flexibility to vary the allocation among different types of debt securities based on his judgment of which types of securities will outperform the others.

   Additional strategies that are not principal investment strategies and the risks associated with them are described below under "Other Investment Strategies and Risks."

   Columbia High Yield Fund, Class Z (High Yield Fund)

   High Yield Fund seeks a high level of income, with capital appreciation as a secondary goal.

   High Yield Fund pursues its objective by investing in non-investment-grade corporate debt securities, commonly referred to as "junk" or "high-yield" bonds. Normally, the Fund will invest at least 80% of its assets in bonds rated Ba or B by Moody's or BB or B by S&P. No more than 10% of the Fund's assets will be invested in bonds rated Caa by Moody's or CCC by S&P, and no Fund assets will be invested in bonds below these grades. By focusing on higher quality junk bonds, the Fund seeks access to higher yielding bonds without assuming all the risk associated with the broader junk bond market.

   Additional strategies that are not principal investment strategies and the risks associated with them are described below under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
   The principal risks of investing in the Fund are described below. The value of an investment in the Fund is based primarily on the performance of the Portfolio Funds and the allocation of the Fund's assets among them. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

   Management risk. Management risk means that the adviser's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. The Fund does not have the ability to affect how the portfolio managers of the Portfolio Funds manage those funds.

   Market risk. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

   Interest rate risk. Since the Fund may invest in bond Portfolio Funds, it is subject to interest rate risk. This is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest

---

                                   The Fund


rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

   Issuer risk. Because a Portfolio Fund may invest in debt securities issued or supported by private entities, including corporate bonds and mortgage-backed and asset backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security or the entity responsible for payment of a special revenue obligation, changes in general economic conditions, or changes in economic conditions that affect the issuer or the entity responsible for payment of a special revenue obligation may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Credit risk. Credit risk means that the issuing company may not be able to pay interest and principal when due. The lower-rated bonds held by the bond Portfolio Funds are subject to greater credit risk than higher-rated, lower yielding bonds. High yield bonds may be issued to fund corporate restructurings, such as leveraged buyouts, mergers, acquisitions, debt recapitalizations, or similar events, and they are often issued by smaller, less creditworthy companies or by companies with substantial debt. The prices of high yield bonds are generally more sensitive than higher-rated bonds to the financial condition of the issuer and adverse changes in the economy.

Structure risk and prepayment risk. Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in mortgage-backed securities. Prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of a mortgage-backed security may be difficult to predict and result in greater volatility.

   Lower-rated debt securities. Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

   Medium-quality debt securities. Medium-quality debt securities, although considered investment grade, may have some speculative characteristics.

   Equity risk. Since the Fund may invest in equity Portfolio Funds, it is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

                                                                             ---

                                   The Fund



   Value stocks. Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the advisor has placed on it.

   Growth stocks. Because some of the Portfolio Funds invest in growth stocks, the Fund is subject to the risk that growth stocks may be out of favor with investors for an extended period of time. Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

   Market trends. The Fund is also subject to the risk that the investment adviser's decisions regarding asset classes and Portfolio Funds will not anticipate market trends successfully. For example, weighting Portfolio Funds that invest in common stocks too heavily during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in Portfolio Funds that invest in bonds during a period of stock market appreciation may result in lower total return. Of course, the risks associated with investing in the Fund will vary depending upon how the assets are allocated among Portfolio Funds.

Management has no control over the portfolio managers or investment decisions of the Portfolio Funds. However, decisions made by the Portfolio Funds' managers will have a significant effect on a Fund's performance.

   Affiliated fund risk. In managing Thermostat, the supervisory committee of Columbia WAM will have authority to change the Portfolio Funds in which Thermostat invests or to change the percentage allocations among the stock funds or the bond funds. Since different Portfolio Funds pay different rates of management fees to Columbia WAM or its affiliates, Columbia WAM may have a conflict of interest selecting the Portfolio Funds or in determining the relative percentage allocations among Portfolio Funds.

   Sector risk. Sector risk is inherent in the Fund's investment strategy. Companies that are in different but closely related industries are sometimes described as being in the same broad economic sector. The values of stocks of different companies in a market sector may be similarly affected by particular economic or market events. Although the Fund does not intend to focus on any particular sector, at times the Fund may have a large portion of its assets invested in a particular sector.

   Foreign securities. Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that a Portfolio Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

   Emerging markets. Investment in emerging markets is subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

---

                                   The Fund



   Smaller companies. Smaller companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, smaller companies may not be widely followed by the investment community, which can lower the demand for their stock.

   The securities issued by mid-cap companies may have more risk than those of larger companies. These securities may be more susceptible to market downturns, and their prices could be more volatile.

   Portfolio turnover. The Fund may buy and sell shares of the Portfolio Funds frequently. This may result in more realized income and greater income taxes, and could increase the transaction costs of the underlying funds.

   An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
   Because Classes A, B and C are new classes of the Fund and have not completed a full calendar year, information related to Class A, B and C performance, including a bar chart showing annual returns, has not been included in this prospectus.


                                                                             ---

                                   The Fund



YOUR EXPENSES
--------------------------------------------------------------------------------
   Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

--------------------------------------------------------------------------------

         UNDERSTANDING EXPENSES
         Sales Charges are paid directly by shareholders to Columbia Funds Distributor, Inc., the Fund's distributor.

         Annual Fund Operating Expenses are paid by the Fund. They include management and administration fees, 12b-1 fees and other administrative costs including transfer agency and custody services.

         Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds.
         The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund
         Operating Expenses table. It uses the following
         hypothetical conditions:
         .  $10,000 initial investment
         .  5% total return for each year
         .  Fund operating expenses remain the same
         .  Reinvestment of all dividends and distributions
         .  Class B shares convert to Class A shares after eight
            years
--------------------------------------------------------------------------------

 Shareholder Fees/(1) /(paid directly from your investment)

                                                                        Class A    Class B    Class C
Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)                                 5.75       None       None
-------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) on redemptions (%)
(as a percentage of the lesser of purchase price or redemption price)   1.00/(2)/  5.00       1.00
-------------------------------------------------------------------------------------------------------
Redemption fee (%) (as a percentage of amount redeemed, if applicable)
(as a percentage of amount redeemed, if applicable)                     None/(3)/  None/(3)/  None/(3)/

(1)A $20 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.
(2)This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 18 months of purchase.
(3)There is a $7.50 charge for wiring sale proceeds to your bank.

---

                                   The Fund



 Annual Fund Operating Expenses (deducted from Fund assets)

                                                                 Class A Class B Class C
Management fees/(1)/ (%)                                           0.10    0.10    0.10
----------------------------------------------------------------------------------------
Distribution and service (12b-1) fees (%)                          0.25*   1.00    1.00
----------------------------------------------------------------------------------------
Other expenses/(2)/ (%)                                            0.77    0.81    0.79
----------------------------------------------------------------------------------------
Total annual fund operating expenses (%)                           1.12    1.91    1.89
----------------------------------------------------------------------------------------
Expense reimbursement/Waiver (%)                                  (0.62)  (0.66)  (0.64)
----------------------------------------------------------------------------------------
Net expense ratio/(3)/ (%)                                         0.50    1.25    1.25
----------------------------------------------------------------------------------------
Expense ratio of Portfolio Funds (%)                               0.94    0.94    0.94
----------------------------------------------------------------------------------------
Net expense ratio including expenses of Portfolio Funds/(4)/ (%)   1.44    2.19    2.19
----------------------------------------------------------------------------------------
Gross expense ratio including expenses of Portfolio Funds (%)      2.06    2.85    2.83

* The Fund may pay distribution and service fees of up to a maximum of 0.35% of the Fund's average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services, and up to 0.25% for shareholder liason services) but will limit such fees to an aggregate fee of not more than 0.25% during the current fiscal year.
(1)In addition to the management fee, the Fund pays the adviser an administrative fee of 0.05%, which is included in "Other expenses."
(2)"Other expenses" have been restated to reflect current transfer agency fees.
(3)The Fund's Adviser and/or its affiliates have contractually agreed to waive a portion of "Other expenses" through April 30, 2005. In addition, the Fund's Adviser has contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution and service fees, interest and fees on borrowings and expenses associated with the Fund's investment in other investment companies) do not exceed 0.25% annually through April 30, 2005. The Adviser will have the right to recoup expense reimbursement payments made to the Fund through December 31, 2005. This will be accomplished by the payment of an expense reimbursement fee by the Fund to the Adviser computed and paid monthly, with a limitation that immediately after such payment the Fund's ordinary operating expenses (excluding any distribution and service fees, interest and fees on borrowings and expenses associated with the Fund's investment in other investment companies) will not exceed 0.25% annually.
(4)Includes the fees and expenses incurred by the Fund directly and indirectly from the underlying Portfolio Funds in which the Fund invests. The ratios shown above are based on an asset allocation among Portfolio Funds as shown on page 4, based on the respective expense ratios of the Portfolio Funds for their respective last fiscal years, as adjusted to reflect any fee waiver for any Portfolio Fund in effect as of the end of its last fiscal year. Based on this allocation, the Fund's estimated indirect annual expenses would have been 0.94%. Such expense ratios ranged from 0.80% to 1.15%. The indirect expense ratio of the Fund may be higher or lower depending on the portion of the Fund's assets allocated to each Portfolio Fund from time to time. The assumed allocation of the Fund's net assets among the underlying Columbia Funds as shown on page 4 would have been as follows: Columbia Acorn Fund, 10%; Columbia Acorn Select Fund, 7.5%; Columbia Growth Stock Fund, 12.5%; Columbia Growth & Income Fund, 12.5%; Columbia MidCap Value Fund, 7.5%; Columbia Federal Securities Fund, 15%; Columbia Intermediate Bond Fund, 25%; and Columbia High Yield Fund, 10%.

 Example Expenses for a $10,000 investment/(1)/ (your actual costs may be higher or lower)

       Class                             1 Year 3 Years 5 years 10 years
       Class A:                           $713  $1,127  $1,566   $2,781
       -----------------------------------------------------------------
       Class B: did not sell your shares  $222    $821  $1,445   $2,940
                sold all your shares
                at the end of the period  $722  $1,121  $1,645   $2,940
       -----------------------------------------------------------------
       Class C: did not sell your shares  $320    $908  $1,523   $3,179
                sold all your shares at
                the end of the period     $419    $908  $1,523   $3,179

(1)Includes the fees and expenses incurred by the Fund directly and indirectly from the underlying Portfolio Funds in which the Fund invests. The example expenses for the one-year period reflect the contractual cap on expenses referred to in footnote (3), but this arrangement is not reflected in the example expenses for the second and third years of the three-year period, the second through fifth years of the five year period, or the second through tenth years of the ten year period.

                                                                             ---

Your Account
--------------------------------------------------------------------------------

HOW TO BUY SHARES
--------------------------------------------------------------------------------
Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated public offering price. "Good form" means that you placed your order with your financial advisor or your payment has been received and your application is complete, including all necessary signatures. The USA Patriot
Act may require us to obtain certain personal information from you which we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your customer information, we reserve the right to close your account or take such other steps as we deem reasonable.

--------------------------------------------------------------------------------

    INVESTMENT MINIMUMS
    Initial Investment............................................... $1,000
    Subsequent Investments...........................................    $50
    Automatic Investment Plan*.......................................    $50
    Retirement Plans*................................................    $25
    * The initial investment minimum of $1,000 is waived on these plans.
    The Fund reserves the right to change these investment minimums. The
    Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders. Finally, pursuant to the Trust's
    Agreement and Declaration of Trust, the Fund reserves the right to redeem your shares if your account falls below the minimum investment requirements.
--------------------------------------------------------------------------------

---

                                 Your Account



 Outlined below are the various options for buying shares:

Method              Instructions
Through your        Your financial advisor can help you establish your account
financial advisor   and buy Fund shares on your behalf. To receive the current trading day's price, your financial advisor must receive
                    your request prior to the close of regular trading on the
                    New York Stock Exchange (NYSE), usually 4:00 p.m. Eastern
                    time. Your financial advisor may charge you fees for
                    executing the purchase for you.
--------------------------------------------------------------------------------
By check            For new accounts, send a completed application and check
(new account)       made payable to the Fund and mailed to Columbia Funds
                    Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.
--------------------------------------------------------------------------------
By check            For existing accounts, fill out and return the additional
(existing account)  investment stub included in your account statement, or send a letter of instruction including your Fund name and
                    account number with a check made payable to the Fund to
                    Columbia Funds Services, Inc., P.O. Box 8081, Boston, MA
                    02266-8081.
--------------------------------------------------------------------------------
By exchange         You or your financial advisor may acquire shares of the
                    Fund for your account by exchanging shares you own in a
                    different fund distributed by Columbia Funds Distributor,
                    Inc. for shares of the same class of the Fund at no
                    additional cost. There may be an additional charge if
                    exchanging from a money market fund. To exchange by
                    telephone, call 1-800-422-3737. Please see "How to Exchange
                    Shares" for more information.
--------------------------------------------------------------------------------
By wire             You may purchase shares of the Fund by wiring money from
                    your bank account to your Fund account. To wire funds to
                    your Fund account, call 1-800-422-3737 for wiring
                    instructions.
--------------------------------------------------------------------------------
By electronic funds You may purchase shares of the Fund by electronically
transfer            transferring money from your bank account to your Fund
                    account by calling 1-800-422-3737. An electronic funds
                    transfer may take up to two business days to settle and be considered in "good form." You must set up this feature
                    prior to your telephone request. Be sure to complete the
                    appropriate section of the application.
--------------------------------------------------------------------------------
Automatic           You may make monthly or quarterly investments automatically
investment plan     from your bank account to your Fund account. You may select a pre-authorized amount to be sent via electronic funds
                    transfer. Be sure to complete the appropriate section of
                    the application for this feature.
--------------------------------------------------------------------------------
Automated dollar    You may purchase shares of the Fund for your account by
cost averaging      exchanging $ 100 or more each month from another fund for
                    shares of the same class of the Fund at no additional cost.
                    You must have a current balance of at least $ 5,000 in the fund the money is coming from. Exchanges will continue so
                    long as your fund balance is sufficient to complete the
                    transfers. You may terminate your program or change the
                    amount of the exchange (subject to the $ 100 minimum) by
                    calling 1-800-345-6611. Be sure to complete the appropriate section of the account application for this feature.
--------------------------------------------------------------------------------
By dividend         You may automatically invest dividends distributed by
diversification     another fund into the same class of shares of the Fund at
                    no additional sales charge. To invest your other dividends in the Fund, call 1-800-345-6611.

                                                                             ---

                                 Your Account



SALES CHARGES
--------------------------------------------------------------------------------
   You may be subject to an initial sales charge when you purchase, or a contingent deferred sales charge (CDSC) when you sell, shares of the Fund.
These sales charges are described below. In certain circumstances, the sales charge may be waived, as described below and in the Statement of Additional Information.

--------------------------------------------------------------------------------

         CHOOSING A SHARE CLASS
         The Fund offers three classes of shares in this prospectus -- Class A, B and C. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you expect to invest. If your financial advisor does not participate in the Class B discount program, purchases of $250,000 or more but less than $1 million can be made only in Class A or Class C shares. Purchases of $1 million or more can be made only in Class A shares. Based on your personal situation, your financial advisor can help you decide which class of shares makes the most sense for you.

         The Fund also offers an additional class of shares, Class Z shares, exclusively to certain institutional and other
         investors. Class Z shares are made available through a
         separate prospectus provided to eligible institutional and other investors.
--------------------------------------------------------------------------------

Class A shares Your purchases of Class A shares are made at the public offering price for these shares. This price includes a sales charge that is based on the amount of your initial investment when you open your account. The sales charge you pay on an additional investment is based on the total amount of your purchase and the current value of your account. Shares you purchase with reinvested dividends or other distributions are not subject to a sales charge. A portion of the sales charge is paid as a commission to your financial advisor on the sale of Class A shares. The amount of the sales charge differs depending on the amount you invest as shown in the table below.

 Class A Sales Charges

                                                                  % of offering
                                           Sales Charges as % of:     price
                                                         net       retained by
                                           offering     amount    your financial
Amount of purchase                          price      invested      advisor
Less than $50,000.........................  5.75        6.10          5.00
-------------------------------------------------------------------------------
$50,000 to less than $100,000.............  4.50        4.71          3.75
-------------------------------------------------------------------------------
$100,000 to less than $250,000............  3.50        3.63          2.75
-------------------------------------------------------------------------------
$250,000 to less than $500,000............  2.50        2.56          2.00
-------------------------------------------------------------------------------
$500,000 to less than $1,000,000..........  2.00        2.04          1.75
-------------------------------------------------------------------------------
$1,000,000 or more........................  0.00        0.00          0.00

   The Fund's distributor may also pay additional compensation to financial advisors as a promotional incentive.

   Class A shares bought without an initial sales charge in accounts aggregating $1 million to $25 million at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 18 months of the time of purchase. Subsequent Class A share purchases that bring your account value above $1 million (but less than $25 million) are subject to a CDSC if redeemed within 18 months of the date of purchase. The 18-month period begins on the first day of the month in which the purchase was made. The CDSC does not apply to retirement plans purchasing shares through a fee-based program.

---

                                 Your Account



   In addition to the initial sales charge paid to your financial advisor and distributor, a 0.25% annual commission is paid to your financial advisor over the life of your investment out of your Fund assets as a 12b-1 fee.

   For Class A share purchases of $1 million or more, financial advisors receive a cumulative commission from the distributor as follows:

 Purchases Over $1 Million

Amount purchased                                                    Commission %
Less than $3 million                                                    1.00
--------------------------------------------------------------------------------
$3 million to less than $5 million                                      0.80
--------------------------------------------------------------------------------
$5 million to less than $25 million                                     0.50
--------------------------------------------------------------------------------
$25 million or more                                                     0.25

   The commission to financial advisors for Class A share purchases of $25 million or more is paid over 12 months but only to the extent the shares remain outstanding.

For Class A share purchases by participants in certain group retirement plans offered through a fee-based program, financial advisors receive a 1.00% commission from the distributor on all purchases of less than $3 million.

--------------------------------------------------------------------------------
        UNDERSTANDING CONTINGENT DEFERRED SALES CHARGES (CDSC)

        Certain investments in Class A, B and C shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares you purchase with reinvested dividends or other distributions are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest.
--------------------------------------------------------------------------------

   Reduced Sales Charges for Larger Investments You may pay a lower sales charge when purchasing Class A shares through Rights of Accumulation. If the combined value of the Fund accounts in all classes maintained by you, your spouse or your minor children, together with the value of your current purchase, reaches a sales charge discount level (according to the chart on the previous page), your current purchase will receive the lower sales charge; provided that you have notified your financial advisor in writing of the identity of such other accounts and your relationship to the other account holders. You also may pay a lower sales charge when purchasing Class A shares by signing a Statement of Intent within 90 days of your purchase. See the Class A sales charge table above. By doing so, you would be able to pay the lower sales charge on all purchases applicable to purchases of a stated minimum amount by agreeing to invest a total of at least that amount within 13 months. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date. In addition, certain investors may purchase shares at a reduced sales charge or net asset value, which is the value of a fund share excluding any sales charges. See the Statement of Additional Information for a description of these situations. Please see the back page of this prospectus for information on how to obtain a copy of the Statement of Additional Information. Upon request, a Statement of Intent may be applicable retroactively to reflect purchases within 90 days.

                                                                             ---

                                 Your Account



Class B shares Your purchases of Class B shares are at Class B's net asset value. Class B shares have no front-end sales charge, but they do carry a CDSC that is imposed only on shares sold prior to the elimination of the CDSC as shown in the applicable chart below. The CDSC generally declines each year and eventually disappears over time. The distributor pays your financial advisor an up-front commission on sales of Class B shares as described in the charts on the following page. In addition, Class B shares bear ongoing service and distribution fees that are higher than those borne by Class A shares.

Purchases of less than $250,000:

 Class B Sales Charges

                                                                % deducted when
Holding period after purchase                                   shares are sold
Through first year..................................                 5.00
--------------------------------------------------------------------------------
Through second year.................................                 4.00
--------------------------------------------------------------------------------
Through third year..................................                 3.00
--------------------------------------------------------------------------------
Through fourth year.................................                 3.00
--------------------------------------------------------------------------------
Through fifth year..................................                 2.00
--------------------------------------------------------------------------------
Through sixth year..................................                 1.00
--------------------------------------------------------------------------------
Longer than six years...............................                 0.00

Up-front commission to financial advisors is 5.00% and is paid by the distributor. From the 12b-1 annual fee of 1.00% paid out of your Fund assets, the distributor retains 0.75%, and your financial advisor is paid the remaining 0.25% as an ongoing commission.

The conversion of Class B shares to Class A shares occurs automatically eight years after purchase.

You can pay a lower CDSC and reduce the holding period when making purchases of Class B shares through a financial advisor that participates in the Class B share discount program for larger purchases as described in the charts below. Some financial advisors are not able to participate because their record keeping or transaction processing systems are not designed to accommodate these reductions. For non-participating financial advisors, purchases of Class B shares must be less than $250,000. Consult your financial advisor to see whether it participates in the discount program for larger purchases. For participating financial advisors, Rights of Accumulation apply, so that if the combined value of the Fund accounts in all classes maintained by you, your spouse or your minor children, together with the value of your current purchase, is at or above a discount level, your current purchase will be subject to the lower CDSC and the applicable reduced holding period; provided that you have notified your financial advisor in writing of the identity of such other accounts and your relationship to the other account holders.

Purchases of $250,000 to less than $500,000:

 Class B Sales Charges

                                                                % deducted when
Holding period after purchase                                   shares are sold
Through first year ..............................                    3.00
--------------------------------------------------------------------------------
Through second year..............................                    2.00
--------------------------------------------------------------------------------
Through third year...............................                    1.00
--------------------------------------------------------------------------------
Longer than three years..........................                    0.00

Up-front commission to financial advisors is 2.50% and is paid by the distributor. From the 12b-1 annual fee of 1.00% paid out of your Fund assets, the distributor retains 0.75%, and your financial advisor is paid the remaining 0.25% as an ongoing commission.

The conversion of Class B shares to Class A shares occurs automatically four years after purchase.

---

                                 Your Account



Purchases of $500,000 to less than $1 million:

 Class B Sales Charges

                                                                 % deducted when
 Holding period after purchase                                   shares are sold
Through first year............................                        3.00
--------------------------------------------------------------------------------
Through second year...........................                        2.00
--------------------------------------------------------------------------------
Through third year............................                        1.00

   Up-front commission to financial advisors is 1.75% and is paid by the distributor. From the 12b-1 annual fee of 1.00% paid out of your Fund assets, the distributor retains 0.75%, and your financial advisor is paid the remaining 0.25% as an ongoing commission.

   The conversion of Class B shares to Class A shares occurs automatically three years after purchase.

   If you exchange into a fund participating in the Class B share discount program or transfer your fund account from a financial advisor that does not participate in the program to one that does, the exchanged or transferred shares will retain the pre-existing CDSC but any additional purchases of Class B shares which, together with the exchanged or transferred account, exceed the applicable discount level will be subject to the lower CDSC and the reduced holding period for amounts in excess of the discount level. Your financial advisor will receive the lower commission for purchases in excess of the applicable discount level. If you exchange from a participating fund or transfer your account from a financial advisor that does participate in the program into a non-participating fund or to a financial advisor that does not participate in the program, the exchanged or transferred shares will retain the pre-existing CDSC schedule and holding period but all additional purchases of Class B shares will be subject to the higher CDSC and longer holding period of the non-participating fund or applicable to the non-participating financial advisor.

   Class C shares Your purchases of Class C shares are at Class C's net asset value. Although Class C shares have no front-end sales charge, they carry a CDSC of 1.00% that is applied to shares sold within the first year after they are purchased. After holding shares for one year, you may sell them at any time without paying a CDSC. The distributor pays your financial advisor an up-front commission of 1.00% on sales of Class C shares. In addition, Class C shares bear ongoing service and distribution fees that are higher than those borne by Class A shares.

 Class C Sales Charges

Holding period after                                            % deducted when
purchase                                                        shares are sold
--------------------------------------------------------------------------------
Through one year...........................                          1.00
--------------------------------------------------------------------------------
Longer than one year.......................                          0.00

   A 1.00% annual commission is paid to your financial advisor and the distributor over the life of your investment out of your Fund assets.

PAYMENTS TO YOUR FINANCIAL ADVISOR
--------------------------------------------------------------------------------
   Normally your financial advisor receives certain initial and ongoing payments based on your purchase and continued holding of shares of the Fund as described above under "Sales Charges." For specific details on those payments or any other payments that may be received, you should contact your financial advisor.

                                                                             ---

                                 Your Account



HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------
   You may exchange your shares for shares of the same share class (and in some cases, certain other classes) of another fund distributed by Columbia Funds Distributor, Inc. at net asset value. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you are exchanging. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable
CDSC will be the CDSC of the original fund. Shareholders of Columbia Acorn
Funds that qualify to purchase Class A shares at net asset value may exchange their Class A shares for Class Z shares of another fund distributed by Columbia Funds Distributor, Inc. (see the Statement of Additional Information for a description of these situations). Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the adviser in its discretion determines that your exchange activity may adversely impact its ability to manage the Fund. See "Fund Policy on Trading of Fund Shares" for the Fund's policy. To exchange by telephone, call 1-800-422-3737. Please have your account and taxpayer identification numbers available when calling.

HOW TO SELL SHARES
--------------------------------------------------------------------------------
   Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of the Fund on any regular business day that the NYSE is open.

   When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and Medallion Signature Guarantees, (ii) you have included any certificates for shares to be sold, and (iii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.

   The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities rather than cash, under certain circumstances. For more information, see "Fund Policy on Trading of Fund Shares" below as well as the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

---

                                 Your Account



 Outlined below are the various options for selling shares:

 Method            Instructions
 Through your      You may call your financial advisor to place your sell
 financial advisor order. To receive the current trading day's price, your financial advisor must receive your request prior to the
                   close of regular trading on the NYSE, usually 4:00 p.m.
                   Eastern time. Your financial advisor may charge you fees
                   for executing a redemption for you.
 ------------------------------------------------------------------------------
 By exchange       You or your financial advisor may sell shares of the Fund
                   by exchanging from the Fund into the same share class (and, in some cases, certain other classes) of another fund
                   distributed by Columbia Funds Distributor, Inc. at no
                   additional cost. To exchange by telephone, call
                   1-800-422-3737.
 ------------------------------------------------------------------------------
 By telephone      You or your financial advisor may sell shares of the Fund
                   by telephone and request that a check be sent to your
                   address of record by calling 1-800-422-3737, unless you
                   have notified the Fund of an address change within the
                   previous 30 days. The dollar limit for telephone sales is
                   $100,000 in a 30-day period. You do not need to set up this feature in advance of your call. Certain restrictions apply to retirement accounts. For details, call 1-800-799-7526.
 ------------------------------------------------------------------------------
 By mail           You may send a signed letter of instruction to the address below. In your letter of instruction, note the Fund's name, share class, account number, and the dollar value or number of shares you wish to sell. All account owners must sign
                   the letter. Signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another
                   eligible guarantor that participates in the Medallion
                   Signature Guarantee Program for amounts over $100,000 or
                   for alternate payee or mailing instructions. Additional
                   documentation is required for sales by corporations,
                   agents, fiduciaries, surviving joint owners and individual retirement account owners. For details, call 1-800-345-6611.
                   Mail your letter of instruction to Columbia Funds Services,
                   Inc., P.O. Box 8081, Boston, MA 02266-8081.
 ------------------------------------------------------------------------------
 By wire           You may sell shares of the Fund and request that the
                   proceeds be wired to your bank. You must set up this
                   feature prior to your telephone request. Be sure to
                   complete the appropriate section of the account application for this feature.
 ------------------------------------------------------------------------------
 By systematic     You may automatically sell a specified dollar amount or
 withdrawal plan   percentage of your account on a monthly, quarterly or
                   semi-annual basis and have the proceeds sent to you if your account balance is at least $5,000. This feature is not
                   available if you hold your shares in certificate form. All dividend and capital gains distributions must be
                   reinvested. Be sure to complete the appropriate section of the account application for this feature.
 ------------------------------------------------------------------------------
 By electronic     You may sell shares of the Fund and request that the
 funds transfer    proceeds be electronically transferred to your bank.
                   Proceeds may take up to two business days to be received by your bank. You must set up this feature prior to your
                   request. Be sure to complete the appropriate section of the account application for this feature.

FUND POLICY ON TRADING OF FUND SHARES
--------------------------------------------------------------------------------
   Purchases and exchanges should be made for investment purposes only.
Frequent purchases, redemptions or exchanges of Fund shares may disrupt portfolio management and increase Fund expenses. The Fund has adopted certain policies and methods intended to identify and to discourage frequent trading in the Fund. However, as discussed below, the Fund cannot ensure that all such activity can be identified or terminated.

   Right to Reject or Restrict Orders and Close Accounts. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order, including transactions accepted by any shareholder's financial intermediary, when the Fund believes it is in the best interest of the other shareholders to do so. In the event that the Fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. The Fund may also fully redeem the shares and close the account of any shareholder whom it believes is engaged or intents to engage in frequent trading in that Fund or another fund.

   Limitations on the Ability to Identify or to Terminate Frequent Trading. There is no guarantee that the Fund or its agents will be able to detect frequent trading activity or the shareholders engaged in such activity, or, if it is detected, to prevent its recurrence. In particular, a substantial portion of purchase, redemption and exchange orders are received from omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, retirement plans and variable insurance products. The Fund typically is not able to identify trading by a particular

                                                                             ---

                                 Your Account


beneficial owner in an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in frequent trading. There are also operational and technological limitations on the Fund's agents' ability to identify or terminate frequent trading activity, and the techniques used by the Fund and its agents are not anticipated to identify all frequent trading.

DISTRIBUTION AND SERVICE FEES
--------------------------------------------------------------------------------
   The Fund has adopted a plan under Rule 12b-1 under the Investment Company
Act that permits it to pay its distributor ongoing marketing and other fees to support the sale and distribution of Class A, B and C shares and certain services provided to you by your financial advisor, and your financial advisor may receive all or a portion of those fees attributable to your shares (see "Payments to Your Financial Advisor"). The annual service fee, as a percentage of the value of the shares, may equal up to 0.25% for Class A, Class B and Class C shares. The annual distribution fee is normally 0.10% for Class A shares and 0.75% for Class B and Class C shares. Distribution and service fees are paid out of the assets of these classes. Over time, these fees reduce the return on your investment and cost you more than paying other types of sales charges. Class B shares automatically convert to Class A shares after a certain number of years, eliminating a portion of the distribution fee upon conversion. Conversion may occur three, four or eight years after purchase, depending on the program you purchased your shares. See "Your Account -- Sales Charge" for the conversion schedule applicable to Class B shares.

OTHER INFORMATION ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------
   How the Fund's Share Price is Determined The price of each class of its Fund's shares is based on its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday). Shares are not priced on days on which the NYSE is closed for trading.

   When you request a transaction, it will be processed at the net asset value (plus any applicable sales charges) next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor, your financial advisor must receive your order by the close of trading on the NYSE to receive that day's price.

The Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. In determining the net asset value, the Fund must determine the value of each security in its portfolio at the close of each trading day. Because some of the Portfolio Funds hold securities that are traded on foreign exchanges, the value of the Portfolio Funds' securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect the Fund's net asset value on the day it is next determined. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the Portfolio Fund's adviser believes that subsequent events have made them unreliable, the Fund may use other data to determine a fair value of the securities.

   You can find the daily prices of some share classes for the Fund in most major daily newspapers under the heading of "Columbia". You can find daily prices for all share classes by visiting www.columbiafunds.com.

   Account Fees If your account value falls below $1,000 (other than as a result of depreciation in share value), your account may be subject to an annual fee of $20. The Funds' transfer agent will send you written notification of any such action and provide details on how you can add money to your account to avoid this penalty.

---

                                 Your Account



   Share Certificates Share certificates are not available for any class of shares offered by the Fund. If you currently hold previously issued share certificates, you will not be able to sell your shares until you have endorsed your certificates and returned them to the transfer agent.

   Dividends, Distributions, and Taxes The Fund has the potential to make the following distributions:

 Types of Distributions

   Dividends      Represents interest and dividends earned from securities
                   held by the Fund, net of expenses incurred by the Fund.
--------------------------------------------------------------------------------
   Capital gains  Represents net long-term capital gains on sales of securities held for more than 12 months and net short-term capital gains on sales of securities held for a 12-month
                   period or less.

--------------------------------------------------------------------------------

         UNDERSTANDING FUND DISTRIBUTIONS
         The Fund may earn income from the securities it holds. The
         Fund also may realize capital gains or losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's
         income and capital gains based on the number of shares you own at the time these distributions are declared.
--------------------------------------------------------------------------------

   Distribution Options The Fund distributes dividends in June and December and any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option call 1-800-345-6611.

   If you do not indicate on your application or at the time your account is established your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.

 Distribution Options

    Reinvest all distributions in additional shares of the Fund..............
  ---------------------------------------------------------------------------
    Reinvest all distributions in shares of another fund.....................
  ---------------------------------------------------------------------------
    Receive dividends in cash (see options below) and reinvest capital gains.
  ---------------------------------------------------------------------------
    Receive all distributions in cash (with one of the following options):... . send the check to your address of record
  .  send the check to a third party address
  .  transfer the money to your bank via electronic funds transfer

   Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution, and all subsequent distributions, will be reinvested in additional shares of the Fund.

   Tax Consequences Unless you are an entity exempt from income tax or invest under a retirement account, regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on where you live, distributions also may be subject to state and local income taxes.

                                                                             ---

                                 Your Account



   In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income, unless such dividends are "qualified dividend income" (as defined in the Internal Revenue Code) eligible for a reduced rate of tax. Income other than net capital gains received by the Fund from the Portfolio Funds (including dividends and distributions of short-term capital gains) will be distributed by the Fund (after deductions for expenses) and will be taxable to you as ordinary income, unless it is eligible to be treated as qualified dividend income. Because the Fund is an asset allocation fund and may realize taxable net short-term capital gains by selling shares of a Portfolio Fund in its portfolio with unrealized portfolio appreciation, investing in the Fund rather than directly in the Portfolio Fund may result in accelerated tax liability to you since the Fund must distribute its gains in accordance with the Internal Revenue Code of 1986.

   Distributions of net capital gains received by the Fund from its Portfolio Funds, plus net long-term capital gains realized by the Fund from the purchase and sale of Portfolio Fund shares or other securities held by the Fund for more than one year, will be distributed by the Fund and will be taxable to you as long-term capital gains (even if you have held Fund shares for one year or less). If a shareholder who has received a capital gains distribution suffers a loss on the sale of his or her shares not more than six months after purchase, the loss will be treated as a long-term capital loss to the extent of the capital gains distribution received. Long-term capital gains, including distributions of net capital gains, are currently subject to a maximum federal tax rate of 15%. This rate is less than the maximum rate imposed on other types of taxable income. Capital gains also may be advantageous since, unlike ordinary income, they may be offset by capital losses.

   For purposes of determining the character of income received by the Fund when a Portfolio Fund distributes net capital gains to the Fund, the Fund will treat the distribution as long-term capital gain, even if the Fund has held shares of the Portfolio Fund for one year or less. Any loss incurred by the Fund on the sale of that Portfolio Fund's shares held for six months or less, however, will be treated as a long-term capital loss to the extent of the net capital gain distribution.

   High portfolio turnover may cause the Fund to realize short term capital gains which, if realized and distributed by the Fund, may be taxable to shareholders as ordinary income. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor about foreign, federal, state, local or other applicable tax laws.

   In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling or exchanging shares of the Fund. Such transactions also may be subject to federal, state and local income tax.

Board of Trustees
-------------------------------------------------------------------------------

The Fund is governed by its board of trustees. More than 75% of the trustees are independent and have no affiliation with the Fund's investment adviser or the distributor. The board of trustees selects the Fund's investment adviser (subject to shareholder approval) and other service providers and oversees their performance. For more detailed information on the board of trustees, please refer to the Statement of Additional Information.

---

Managing the Fund
-------------------------------------------------------------------------------


INVESTMENT ADVISER
--------------------------------------------------------------------------------
Columbia Wanger Asset Management, L.P. (Columbia WAM), located at 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606, is Thermostat's investment adviser and is responsible for the Fund's management, subject to oversight by the Fund's board of trustees. Columbia WAM and its predecessor have managed mutual funds, including the Fund, since 1992. In its duties as investment adviser, Columbia WAM runs the Fund's day-to-day business, including making investment decisions and placing all orders for the purchase and sale of the Fund's portfolio securities.

Columbia WAM was previously named Liberty Wanger Asset Management, L.P., and its predecessor was named Wanger Asset Management, L.P. Columbia WAM is a wholly owned subsidiary of Columbia Management Group, Inc., which in turn is a wholly owned subsidiary of Fleet National Bank, which in turn is a wholly owned subsidiary of Bank of America Corporation.

Columbia WAM's advisory fee for managing the Fund in 2003 was 0.10% of the Fund's average daily net assets. Columbia WAM also receives an administrative fee from the Fund at the annual rate of 0.05% of the Fund's average daily net assets.

The Portfolio Funds are managed by Columbia WAM and its affiliate Columbia Management Advisors, Inc., previously named Columbia Management Company (CMA). On April 1, 2003, Colonial Management Associates and Stein Roe & Farnham Incorporated and other affiliated investment adviser entities were merged with and into CMA. CMA assumed all of the business associated with each of the merged investment advisers. Like Columbia WAM, CMA is owned by Columbia Management Group, Inc. CMA also may provide administrative and operational services to Thermostat.

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
Columbia WAM uses a supervisory committee to review on an infrequent basis the structure and allocation ranges of Thermostat and to make any changes considered appropriate. The members of the committee are Ralph Wanger, Charles
P. McQuaid and Harvey B. Hirschhorn.

Ralph Wanger, is a director and the former president and chief investment officer of Columbia WAM and its predecessor, and was the portfolio manager of Columbia Acorn Fund since its inception in 1970 through September 29, 2003. He is the former president of Columbia Acorn Trust and has been a member of Columbia Acorn Trust's Board of Trustees since 1970. He was a principal of Wanger Asset Management, L.P. and president of Wanger Asset Management, Ltd. from July 1992 until September 29, 2000. Mr. Wanger is the former president of Wanger Advisors Trust and currently serves as a trustee of Wanger Advisors Trust and a director of Wanger Investment Company PLC.

Charles P. McQuaid, is president and a member of Columbia Acorn Trust's Board of Trustees. He has been president of Columbia WAM since October 13, 2003, chief investment officer of Columbia WAM since September 30, 2003, was the director of research at Columbia WAM and its predecessor from July 1992 through December 2003, and was a principal of Wanger Asset Management, L.P. from July 1992 to September 29, 2000. Mr. McQuaid has been a member of Columbia Acorn Fund's management team since 1978, co-managed Columbia Acorn Fund from 1995 through September 29, 2003 and has been the Fund's lead portfolio manager since September 30, 3003. Mr. McQuaid has been the president of Wanger Advisors Trust since September 30, 2003.

                                                                             ---

Other Investment Strategies and Risks
--------------------------------------------------------------------------------


   Thermostat's principal investment strategies and their associated risks are described under "The Fund --Principal Investment Strategies" and "The
Fund -- Principal Investment Risks." This section describes other investments the Portfolio Funds may make and the risks associated with them. In seeking to achieve their investment goals, the Portfolio Funds may invest in various types of securities and engage in various investment techniques that are not their principal focus and therefore are not described in this prospectus. These types of securities and investment practices and their associated risks are identified and discussed in Thermostat's Statement of Additional Information, which you may obtain free of charge (see back cover). The adviser may elect not to buy any of these securities or use any of these techniques. The Fund may not always achieve its investment goal. Except as otherwise noted, approval by Thermostat's shareholders is not required to modify or change Thermostat's investment goal or any of its investment strategies.

DERIVATIVE STRATEGIES
--------------------------------------------------------------------------------
   The Portfolio Funds may enter into a number of hedging strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Portfolio Funds may use these strategies to adjust their sensitivity to changes in interest rates or for other hedging purposes (i.e., attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is a risk that the other party to the transaction may fail to honor its contract terms, causing a loss to a Portfolio Fund.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS
--------------------------------------------------------------------------------
   When-issued securities and forward commitments are securities that are purchased prior to the date they are actually issued or delivered. These securities involve the risk that they may fall in value by the time they are actually issued or that the other party may fail to honor the contract terms.

SHORT SALES
--------------------------------------------------------------------------------
   A Portfolio Fund's short sales are subject to special risks. A short sale by a Portfolio Fund of a security that it does not own in the hope of purchasing the same security at a later date at a lower price. In order to deliver the security to the buyer, a Portfolio Fund borrows the security from a third party. The Portfolio Fund is then obligated to return the security to the third party at a later date, and so the Portfolio Fund must purchase the security at the market price on such later date. If the price of the security has increased, then the Portfolio Fund will incur a loss equal to the increase in price of the security from the time that the short sale was entered into, plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the security. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Portfolio Fund.

ASSET-BACKED SECURITIES
--------------------------------------------------------------------------------
   Asset-backed securities are interests in pools of debt securities backed by various types of loans such as credit card, auto and home equity loans. These securities involve prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining interest rates. A decline in interest rates may lead to a faster rate of repayment on asset-backed securities and therefore, cause


---

                     Other Investment Strategies and Risks


a Portfolio Fund to earn a lower interest rate on reinvestment. In addition, the potential impact of prepayment on the price of an asset-backed security may be difficult to predict and result in greater volatility. During periods of rising interest rates, asset-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the maturity of the securities.

MORTGAGE-BACKED SECURITIES
--------------------------------------------------------------------------------
   Mortgage-backed securities are securities that represent ownership interests in large, diversified pools of mortgage loans. Sponsors pool together mortgages of similar rates and terms and offer them as a security to investors.

   Most mortgage securities are pooled together and structured as pass-throughs. Monthly payments of principal and interest from the underlying mortgage loans backing the pool are collected by a servicer and "passed through" regularly to the investor. Pass-throughs can have a fixed or an adjustable rate. The majority of pass-through securities are issued by three agencies: Ginnie Mae, Fannie Mae, and Freddie Mac. These securities involve prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining interest rates. A decline in interest rates may lead to a faster rate of repayment on mortgage-backed securities and, therefore, cause the Fund to earn a lower interest rate on reinvestment. In addition, the potential impact of prepayment on the price of a mortgage-backed security may be difficult to predict and result in greater volatility. During periods of rising interest rates, mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the maturity of the securities.

   Commercial mortgaged-backed securities are secured by loans to commercial properties such as office buildings, multi-family apartment buildings, and shopping centers. These loans usually contain prepayment penalties that provide protection from refinancing in a declining interest rate environment.

   Real estate mortgage investment conduits (REMICs) are multi-class securities that qualify for special tax treatment under the Internal Revenue Code. REMICs invest in certain mortgages that are secured principally by interests in real property such as single family homes.

ZERO COUPON BONDS
--------------------------------------------------------------------------------
   Zero coupon bonds do not pay interest in cash on a current basis, but instead accrue interest over the life of the bond. As a result, these securities are issued at a discount. The value of these securities may fluctuate more than the value of similar securities that pay interest periodically. Although these securities pay no interest to holders prior to maturity, interest accrued on these securities is reported as income to a Portfolio Fund and distributed to its shareholders.

ILLIQUID INVESTMENTS
--------------------------------------------------------------------------------
   A Portfolio Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold in public transactions because of Securities and Exchange Commission regulations (these are known as "restricted securities"). Under procedures adopted by a Portfolio Fund's Board of Trustees, certain restricted securities may be deemed liquid and will not be counted toward this 15% limit.

                                                                             ---

                     Other Investment Strategies and Risks



TEMPORARY DEFENSIVE STRATEGIES
--------------------------------------------------------------------------------
   At times, Columbia WAM or the advisers to the Portfolio Funds may determine that adverse market conditions make it desirable to temporarily suspend the Fund's or Portfolio Funds' respective normal investment activities. During such times, the Fund or Portfolio funds may, but are not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund or Portfolio Funds from achieving their respective investment goals.


---

Financial Highlights
-------------------------------------------------------------------------------

   The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the Fund's Class A, Class B and Class C shares fiscal years since inception which run from January 1 to December 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements, which have been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the Fund's annual report. You can request a free annual report by calling 1-800-426-3750.

 Columbia Thermostat Fund

                                                                Inception
                                                              March 3, 2003
                                                                 through
                                                            December 31, 2003
                                                                 Class A
                                                            -----------------
--------------------------------------------------------------------------------
 Net asset value --
 Beginning of period ($)                                          10.10
--------------------------------------------------------------------------------
 Income from Investment Operations ($):
   Net investment income/(a)/                                      0.18
   Net realized and unrealized gain                                2.15
--------------------------------------------------------------------------------
  Total from Investment Operations                                 2.33
--------------------------------------------------------------------------------
 Less Distributions Declared
 to Shareholders ($):
   From net investment income                                     (0.13)
   From net realized gains                                        (0.00)/(b)/
--------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders                    (0.13)
--------------------------------------------------------------------------------
 Net asset value --
 End of period ($)                                                12.30
--------------------------------------------------------------------------------
  Total return (%)                                                23.10/(c)(d)/
--------------------------------------------------------------------------------
 Ratios to Average Net Assets (%):
   Expenses/(e)(f)/                                                0.57/(g)/
   Net investment income/(f)/                                      1.86/(g)/
   Reimbursement/(f)/                                              0.66/(g)/
  Portfolio turnover rate (%)                                        61/(c)/
  Net assets at end of period (000's) ($)                        42,271

(a)Per share data was calculated using average shares outstanding during the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(b)Represents less than $0.01.
(c)Not annualized.
(d)Had the Advisor not reimbursed a portion of expenses, total return would have been reduced.
(e)Does not include expenses of the investment companies in which the Fund invests.
(f)The benefits derived from custody fees paid indirectly had no impact.
(g)Annualized.


                                                                             ---

                             Financial Highlights



 Columbia Thermostat Fund

                                                                Inception
                                                              March 3, 2003
                                                                 through
                                                            December 31, 2003
                                                                 Class B
                                                            -----------------
--------------------------------------------------------------------------------
 Net asset value --
 Beginning of period ($)                                          10.10
--------------------------------------------------------------------------------
 Income from Investment Operations ($):
   Net investment income/(a)/                                      0.10
   Net realized and unrealized gain                                2.16
--------------------------------------------------------------------------------
  Total from Investment Operations                                 2.26
--------------------------------------------------------------------------------
 Less Distributions Declared
 to Shareholders ($):
   From net investment income                                     (0.04)
   From net realized gains                                        (0.00)/(b)/
--------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders                    (0.04)
--------------------------------------------------------------------------------
 Net asset value --
 End of period ($)                                                12.32
--------------------------------------------------------------------------------
  Total return (%)                                                22.38/(c)(d)/
--------------------------------------------------------------------------------
 Ratios to Average Net Assets (%):
   Expenses/(e)(f)/                                                1.32/(g)/
   Net investment income/(f)/                                      1.06/(g)/
   Reimbursement/(f)/                                              0.66/(g)/
  Portfolio turnover rate (%)                                        61/(c)/
  Net assets at end of period (000's) ($)                        51,501

(a)Per share data was calculated using average shares outstanding during the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(b)Represents less than $0.01.
(c)Not annualized.
(d)Had the Advisor not reimbursed a portion of expenses, total return would have been reduced.
(e)Does not include expenses of the investment companies in which the Fund invests.
(f)The benefits derived from custody fees paid indirectly had no impact.
(g)Annualized.


---

                             Financial Highlights



 Columbia Thermostat Fund

                                                                Inception
                                                              March 3, 2003
                                                                 through
                                                            December 31, 2003
                                                                 Class C
                                                            -----------------
--------------------------------------------------------------------------------
 Net asset value --
 Beginning of period ($)                                          10.10
--------------------------------------------------------------------------------
 Income from Investment Operations ($):
   Net investment income/(a)/                                      0.11
   Net realized and unrealized gain                                2.15
--------------------------------------------------------------------------------
  Total from Investment Operations                                 2.26
--------------------------------------------------------------------------------
 Less Distributions Declared
 to Shareholders ($):
   From net investment income                                     (0.04)
   From net realized gains                                        (0.00)/(b)/
--------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders                    (0.04)
--------------------------------------------------------------------------------
 Net asset value --
 End of period ($)                                                12.32
--------------------------------------------------------------------------------
  Total return (%)                                                22.38/(c)(d)/
--------------------------------------------------------------------------------
 Ratios to Average Net Assets (%):
   Expenses/(e)(f)/                                                1.32/(g)/
   Net investment income/(f)/                                      1.10/(g)/
   Reimbursement/(f)/                                              0.66/(g)/
  Portfolio turnover rate (%)                                        61/(c)/
  Net assets at end of period (000's) ($)                        20,087

(a)Per share data was calculated using average shares outstanding during the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(b)Represents less than $0.01.
(c)Not annualized.
(d)Had the Advisor not reimbursed a portion of expenses, total return would have been reduced.
(e)Does not include expenses of the investment companies in which the Fund invests.
(f)The benefits derived from custody fees paid indirectly had no impact.
(g)Annualized.

                                                                             ---

Appendix A
--------------------------------------------------------------------------------

   The following after tax returns of the Portfolio Funds are calculated using the historical highest individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and may not be relevant to investors who hold Portfolio Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

--------------------------------------------------------------------------------

         UNDERSTANDING PERFORMANCE
         Average annual total returns are a measure of a Portfolio Fund's average performance over the past one-year, five-year and ten-year periods. They include the effects of Portfolio Fund expenses.

         The Portfolio Fund's returns are compared to an index
         selected by the Portfolio Funds' adviser. All third party
         trademarks are the property of their owners. Unlike each
         Portfolio Fund, indices are not investments, do not incur
         fees, expenses or taxes, and are not professionally managed.
         It is not possible to invest directly in an index.
--------------------------------------------------------------------------------

 Average Annual Total Returns -- for periods ended December 31, 2003

                                              Inception
                                                Date    1 Year 5 Years 10 Years
Columbia Acorn Fund, Class Z/(1)/ (%)          6/10/70
 Return Before Taxes.........................           45.68   14.49   13.58
 Return After Taxes on Distributions.........           45.66   12.74   11.50
 Return After Taxes on Distributions and
   Sale of Fund Shares.......................           29.72   11.88   10.93
-------------------------------------------------------------------------------
Russell 2000(R) Index (%)....................    n/a    47.25    7.13    9.47

(1)The Fund's Class Z share total annual fund operating expenses at December 31, 2003 were 0.80%; Class Z and total net assets of the Fund were (in millions) $7,065 and $11,169, respectively.

                                              Inception                Life of
                                                Date    1 Year 5 Years the Fund
Columbia Acorn Select, Class Z/(2)/ (%)       11/23/98
 Return Before Taxes.........................           30.61   13.43   14.66
 Return After Taxes on Distributions.........           30.43   12.86   14.09
 Return After Taxes on Distributions and
   Sale of Fund Shares.......................           20.05   11.47   12.59
-------------------------------------------------------------------------------
S&P MidCap 400 Index (%).....................   n/a     35.62    9.21   11.28

(2)The Fund's Class Z share total annual fund operating expenses at December 31, 2003 (exclusive of any voluntary fee waiver) were 1.12%; Class Z and total net assets of the Fund were (in millions) $294 and $741, respectively.

---

                                  Appendix A


                                                               Inception
                                                               Date/(3)/ 1 Year 5 Years 10 Years
Columbia Growth & Income Fund, Class Z/(4)/ (%)                 2/7/01
  Return Before Taxes                                                    19.51    3.92   11.75
  Return After Taxes on Distributions                                    19.31    2.09    9.47
  Return After Taxes on Distributions and Sale of Fund Shares            12.94    2.72    9.29
------------------------------------------------------------------------------------------------
S&P 500 Index (%).............................................     n/a   28.69   -0.57   11.07

(3)Class Z is a newer class of shares. Its performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer class of shares. The Class A share returns have been adjusted to take into account the fact that Class Z shares are sold without sales charges. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would be higher, since Class Z shares are not subject to service fees. Class A shares were initially offered on July 1, 1992, and Class Z shares were initially offered on February 7, 2001.
(4)The Fund's Class Z share total annual fund operating expenses at June 30, 2003 (exclusive of any voluntary fee waiver) were 1.15%; Class Z and total net assets of the Fund were (in millions) $384 and $1,886, respectively.

                                                               Inception
                                                                 Date    1 Year 5 Years 10 Years
Columbia Growth Stock Fund, Class Z/(5)/ (%)                    7/1/58
  Return Before Taxes.........................................           25.24   -4.06    7.80
  Return After Taxes on Distributions.........................           25.24   -4.95    6.22
  Return After Taxes on Distributions and Sale of Fund Shares.           16.40   -3.38    6.25
------------------------------------------------------------------------------------------------
S&P 500 Index (%).............................................     n/a   28.69   -0.57   11.07

(5)The Fund's Class Z share total annual fund operating expenses at September 30, 2003 (exclusive of any voluntary fee waiver) were 1.00%; Class Z and total net assets of the Fund were (in millions) $384 and $798, respectively.

                                                               Inception
                                                               Date/(6)/ 1 Year  5 Years    10 Years
Columbia MidCap Value Fund Class Z/(7)/ (%)                     2/8/01
  Return Before Taxes.........................................           27.82   7.83/(6)/  13.65/(6)/
  Return After Taxes on Distributions.........................           27.82   6.44/(6)/  11.50/(6)/
  Return After Taxes on Distributions and Sale of Fund Shares.           18.08   6.11/(6)/  10.90/(6)/
------------------------------------------------------------------------------------------------------
S&P MidCap 400 Index (%)......................................     n/a   35.62   9.21       13.93

(6)Class Z is a newer class of shares. Its performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and Class Z shares. The Class A share returns have been adjusted to take into account the fact that Class Z shares are sold without sales charges. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the Class Z shares would have been higher, since Class Z shares are not subject to service fees. Class A shares were initially offered on July 21, 1949 and Class Z shares were initially offered on February 8, 2001.
(7)The Fund's Class Z share total annual fund operating expenses at September 30, 2003 were 1.00%; Class Z and total net assets of the Fund were (in millions) $549 and $1,436, respectively.

                                                                             ---

                                  Appendix A


                                                               Inception
                                                               Date/(8)/ 1 Year 5 Years 10 Years
Columbia Federal Securities Fund, Class Z/(9)/ (%)              1/11/99
  Return Before Taxes.........................................            2.26   5.30     5.95
  Return After Taxes on Distributions.........................            0.78   2.95     3.40
  Return After Taxes on Distributions and Sale of Fund Shares             1.46   3.02     3.44
------------------------------------------------------------------------------------------------
Lehman Brothers Intermediate U.S. Government Bond Index (%)...      n/a   2.29   6.18     6.32

(8)Class Z is a newer class of shares. Its performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer class of shares. The Class A share returns have been adjusted to take into account the fact that Class Z shares are sold without sales charges. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been higher, since Class Z shares are not subject to service fees. Class A shares were initially offered on March 30, 1984, and Class Z shares were initially offered on January 11, 1999.
(9)The Fund's Class Z share total annual fund operating expenses at August 31, 2003 were 1.00%; Class Z and total net assets of the Fund were (in thousands) $9,857 and (in millions) $1,176, respectively.

                                                               Inception
                                                                 Date    1 Year 5 Years 10 Years
Columbia Intermediate Bond Fund, Class Z/(10)/ (%)              12/5/78
  Return Before Taxes.........................................            9.50   7.25     6.98
  Return After Taxes on Distributions.........................            7.54   4.63     4.28
  Return After Taxes on Distributions and Sale of Fund Shares.            6.13   4.53     4.23
------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index (%)......................      n/a   4.10   6.62     6.95

(10)The Fund's Class Z share total annual fund operating expenses at June 30, 2003 were 0.80%; Class Z and total net assets of the Fund were (in millions) $717 and $966, respectively.

                                                               Inception                Life of
                                                                 Date    1 Year 5 Years the Fund
Columbia High Yield Fund/(11)/ (%)                              10/1/93
  Return Before Taxes.........................................           11.49   5.19     7.14
  Return After Taxes on Distributions.........................            8.97   2.23     3.80
  Return After Taxes on Distributions and Sale of Fund Shares.            7.39   2.55     3.97
------------------------------------------------------------------------------------------------
Merrill Lynch U.S. High Yield, Cash Pay Index (%).............      n/a  27.23   5.47     7.23

(11)The Fund's Class Z share total annual fund operating expenses at August 31, 2003 were 0.82%; Class Z and total net assets of the Fund were (in thousands) $1,197 and $1,584, respectively.
(12)Performance information is from September 30, 1993.

---

Notes
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                                                                             35

FOR MORE INFORMATION
--------------------------------------------------------------------------------
   Additional information about the Fund's investments will be published in the Fund's semiannual and annual reports to shareholders. The annual report will contain a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.

   You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

   You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:

   Columbia Funds Distributor, Inc.
   One Financial Center
   Boston, MA 02111-2621
   1-800-426-3750
   www.columbiafunds.com

   Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission internet site at www.sec.gov.

   You can review and copy information about the Fund by visiting the following location, and you can obtain copies upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

   Public Reference Room
   Securities and Exchange Commission
   Washington, DC 20549-0102

   Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

Investment Company Act file number:

Columbia Acorn Trust (formerly named Liberty Acorn Trust): 811-01829

..  Columbia Thermostat Fund


--------------------------------------------------------------------------------

[LOGO] ColumbiaFunds

       A Member of Columbia Management Group

       (C)2004 Columbia Funds Distributor, Inc.
       One Financial Center, Boston, MA 02111-2621
       800.426.3750 www.columbiafunds.com
                                                               143-01/770R-0404

                              COLUMBIA ACORN TRUST

                       Statement of Additional Information

                                   May 1, 2004

This Statement of Additional Information ("SAI") contains information which may be useful to investors but which is not included in the Prospectuses of Columbia Acorn Trust, formerly known as Liberty Acorn Trust ("Columbia Acorn" or "Trust"). This SAI is not a prospectus and is authorized for distribution only when accompanied or preceded by a Prospectus. This SAI should be read together with a Prospectus of the Trust dated May 1, 2004. Investors may obtain a free copy of a Prospectus from Columbia Funds Distributor, Inc. ("CFD"), formerly known as Liberty Funds Distributor, Inc., One Financial Center, Boston, MA 02111-2621. Audited financial statements, which are contained in the Funds' December 31, 2003 Annual Report, are incorporated by reference into this SAI.

Definitions....................................................................2
Organization and History.......................................................2
Investment Policies............................................................2
Portfolio Turnover............................................................15
Additional Information Concerning Certain Investment Practices................15
Taxes - General...............................................................28
Management of the Trust.......................................................32
Columbia Acorn's Charges and Expenses.........................................43
Code of Ethics................................................................52
Proxy Voting Policy...........................................................52
Custodian.....................................................................52
Independent Auditors..........................................................52
Determination of Net Asset Value..............................................52
How to Buy Shares.............................................................53
Special Purchase Programs/Investor Services...................................53
Programs for Reducing or Eliminating Sales Charges............................55
How to Sell Shares............................................................57
How to Exchange Shares........................................................58
Suspension of Redemptions.....................................................59
Shareholder Liability.........................................................59
Shareholder Meetings..........................................................59
Performance Measures and Information..........................................59
Appendix I - Description of Bond Ratings.......................................1

ACN-35/768R-0404

                              COLUMBIA ACORN TRUST

                       Statement of Additional Information

                                   May 1, 2004


DEFINITIONS


     "Trust"                      Columbia Acorn Trust
     "Funds"                      Columbia Acorn Fund, Columbia Acorn
                                  International, Columbia Acorn USA,
                                  Columbia Acorn Select, Columbia Acorn
                                  International Select and Columbia
                                  Thermostat Fund
     "Portfolio Funds"            Funds in which Columbia Thermostat Fund may
                                  invest, including Columbia Acorn Fund,
                                  Columbia Acorn Select, Columbia Growth Stock
                                  Fund, Columbia Growth & Income Fund, Columbia
                                  Mid Cap Value Fund, Columbia Federal
                                  Securities Fund, Columbia Intermediate Bond
                                  Fund and Columbia High Yield Fund
     "Adviser" or "Columbia WAM"  Columbia Wanger Asset Management, L.P., the
                                  Funds' investment advisor and administrator
     "CFD"                        Columbia Funds Distributor, Inc., the Funds'
                                  distributor
     "CFS"                        Columbia Funds Services, Inc., the Funds'
                                  investor services and transfer agent


     "CDSC"                       Contingent Deferred Sales Charge
     "FSF"                        Financial Service Firm

ORGANIZATION AND HISTORY


The Trust is a Massachusetts business trust organized on April 21, 1992 as successor to The Acorn Fund, Inc., which became the Acorn Fund series of the Trust. The Funds are series of the Trust, and each Fund is an open-end, management investment company. Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA, Columbia Acorn International Select and Columbia Thermostat Fund are diversified investment companies and Columbia Acorn Select is a non-diversified investment company. The Trust is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. Shareholders receive one vote for each Fund share. Shares of each Fund and any other series of the Trust that may be in existence from time to time generally vote together except when required by law to vote separately by Fund or by class. Shareholders owning in the aggregate ten percent of Trust shares may call meetings to consider removal of Trustees. Under certain circumstances, the Trust will provide information to assist shareholders in calling such a meeting.



The Trust changed its name from "Acorn Investment Trust" to Liberty Acorn Trust on September 29, 2000. On that date, the Funds (other than Columbia Thermostat
Fund) also changed their names to Liberty Acorn Fund, Liberty Acorn International, Liberty Acorn USA, Liberty Acorn Twenty and Liberty Acorn Foreign Forty. Effective October 13, 2003 the Funds (except Columbia Thermostat Fund) and the Trust changed their names to their current names.


INVESTMENT POLICIES


Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA, Columbia Acorn Select and Columbia Acorn International Select invest with the objective of long-term growth of capital, and Columbia Thermostat Fund invests with the objective of long-term total return. The Funds are not designed for investors seeking primarily income rather than capital appreciation. The Funds are not, alone or together, a balanced investment program, and there can be no assurance that any of the Funds will achieve its investment objective. Columbia Thermostat Fund is a fund of funds that invests in shares of certain portfolios (the "Portfolio Funds") of Columbia Acorn Trust, Columbia-Stein Roe Funds Investment Trust, Columbia Funds Trust III, Columbia Funds Trust VI, Columbia-Stein Roe Funds Income Trust and Columbia High Yield Fund, Inc. (the "Underlying Trusts"), all of which are managed by the Adviser or an affiliate of the Adviser. Columbia Thermostat Fund may invest in the following Portfolio Funds: Columbia Acorn Fund, Columbia Acorn Select, Columbia Growth Stock Fund, Columbia Growth & Income Fund, Columbia Mid Cap Value Fund, Columbia Federal Securities Fund, Columbia Intermediate Bond Fund and Columbia High Yield Fund.

Columbia Acorn Fund seeks to invest in growth stocks that are selling at a reasonable price. Columbia Acorn Fund may invest more in value stocks when such stocks are cheaper, and may invest more in growth stocks when growth stocks are cheaper. On average, Columbia Acorn Fund invests somewhere in between a growth fund and a value fund.


The Funds are subject to the following fundamental investment policies, which may not be changed without the affirmative vote of a majority of that Fund's outstanding voting securities. The Investment Company Act of 1940 ("Act") provides that a "vote of a majority of the outstanding voting securities" of a Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The Portfolio Funds in which Columbia Thermostat Fund invests may, but need not, have the same investment policies as Columbia Thermostat Fund.


Columbia Acorn Fund will not:


1. Invest more than 5% of its assets (valued at time of investment) in securities of any one issuer, except in government obligations;

2. Acquire securities of any one issuer which at the time of investment (a) represent more than 10% of the voting securities of the issuer or (b) have a value greater than 10% of the value of the outstanding securities of the issuer;

3. Invest more than 25% of its assets (valued at time of investment) in securities of companies in any one industry;

4. Invest more than 5% of its assets (valued at time of investment) in securities of issuers with less than three years' operation (including predecessors);

5. Borrow money except (a) from banks for temporary or emergency purposes in amounts not exceeding 33% of the value of the fund's assets at the time of borrowing, and (b) in connection with transactions in options and in securities index futures [the fund will not purchase additional securities when its borrowings, less amounts receivable on sales of portfolio securities, exceed 5% of total assets];

6. Pledge, mortgage or hypothecate its assets, except in connection with permitted borrowings;

7. Underwrite the distribution of securities of other issuers; however the fund may acquire "restricted" securities which, in the event of a resale, might be required to be registered under the Securities Act of 1933 on the ground that the fund could be regarded as an underwriter as defined by that act with respect to such resale; but the fund will limit its total investment in restricted securities and in other securities for which there is no ready market to not more than 10% of its total assets at the time of acquisition;

8. Purchase and sell real estate or interests in real estate, although it may invest in marketable securities of enterprises which invest in real estate or interests in real estate;

9. Purchase and sell commodities or commodity contracts, except that it may enter into (a) futures and options on futures and (b) forward contracts;

10. Make margin purchases of securities, except for use of such short-term credits as are needed for clearance of transactions and except in connection with transactions in options, futures and options on futures;

11. Sell securities short or maintain a short position, except short sales against-the-box;

12. Participate in a joint or on a joint or several basis in any trading account in securities;

13. Invest in companies for the purpose of management or the exercise of control;

14. Issue any senior security except to the extent permitted under the Investment Company Act of 1940;

15. Make loans, but this restriction shall not prevent the Fund from (a) buying a part of an issue of bonds, debentures, or other obligations that are publicly distributed, or from investing up to an aggregate of 15% of its total assets (taken at market value at the time of each purchase) in parts of issues of bonds, debentures or other obligations of a type privately placed with financial institutions, (b) investing in repurchase agreements, or (c) lending portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan).

Columbia Acorn International will not:

1. With respect to 75% of the value of the fund's total assets, invest more than 5% of its total assets (valued at time of investment) in securities of a single issuer, except securities issued or guaranteed by the government of the U.S., or any of its agencies or instrumentalities;

2. Acquire securities of any one issuer that at the time of investment (a) represent more than 10% of the voting securities of the issuer or (b) have a value greater than 10% of the value of the outstanding securities of the issuer;

3. Invest more than 25% of its assets (valued at time of investment) in securities of companies in any one industry;

4. Make loans, but this restriction shall not prevent the fund from (a) buying a part of an issue of bonds, debentures, or other obligations that are publicly distributed, or from investing up to an aggregate of 15% of its total assets (taken at market value at the time of each purchase) in parts of issues of bonds, debentures or other obligations of a type privately placed with financial institutions, (b) investing in repurchase agreements, or (c) lending portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan);

5. Borrow money except (a) from banks for temporary or emergency purposes in amounts not exceeding 33% of the value of the fund's total assets at the time of borrowing, and (b) in connection with transactions in options, futures and options on futures. The fund will not purchase additional securities when its borrowings, less amounts receivable on sales of portfolio securities, exceed 5% of total assets;

6. Underwrite the distribution of securities of other issuers; however the fund may acquire "restricted" securities which, in the event of a resale, might be required to be registered under the Securities Act of 1933 on the ground that the fund could be regarded as an underwriter as defined by that act with respect to such resale; but the fund will limit its total investment in restricted securities and in other securities for which there is no ready market, including repurchase agreements maturing in more than seven days, to not more than 15% of its total assets at the time of acquisition;

7. Purchase and sell real estate or interests in real estate, although it may invest in marketable securities of enterprises that invest in real estate or interests in real estate;

8. Purchase and sell commodities or commodity contracts, except that it may enter into (a) futures and options on futures and (b) forward contracts;

9. Make margin purchases of securities, except for use of such short-term credits as are needed for clearance of transactions and except in connection with transactions in options, futures and options on futures;

10. Sell securities short or maintain a short position, except short sales against-the-box;

11. Issue any senior security except to the extent permitted under the Investment Company Act of 1940.

Columbia Acorn USA will not:

1. With respect to 75% of the value of the Fund's total assets, invest more than 5% of its total assets (valued at time of investment) in securities of a single issuer, except securities issued or guaranteed by the government of the U.S., or any of its agencies or instrumentalities;

2. Acquire securities of any one issuer which at the time of investment (a) represent more than 10% of the voting securities of the issuer or (b) have a value greater than 10% of the value of the outstanding securities of the issuer;

3. Invest more than 25% of its assets (valued at time of investment) in securities of companies in any one industry, except that this restriction does not apply to investments in U.S. government securities;

4. Make loans, but this restriction shall not prevent the Fund from (a) buying a part of an issue of bonds, debentures, or other obligations that are publicly distributed, or from investing up to an aggregate of 15% of its total assets (taken at market value at the time of each purchase) in parts of issues of bonds, debentures or other obligations of a type privately placed with financial institutions, (b) investing in repurchase agreements, or (c) lending portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan);

5. Borrow money except (a) from banks for temporary or emergency purposes in amounts not exceeding 33% of the value of the Fund's total assets at the time of borrowing, and (b) in connection with transactions in options, futures and options on futures;

6. Underwrite the distribution of securities of other issuers; however, the Fund may acquire "restricted" securities which, in the event of a resale, might be required to be registered under the Securities Act of 1933 on the ground that the Fund could be regarded as an underwriter as defined by that act with respect to such resale;

7. Purchase and sell real estate or interests in real estate, although it may invest in marketable securities of enterprises which invest in real estate or interests in real estate;

8. Purchase and sell commodities or commodity contracts, except that it may enter into (a) futures and options on futures and (b) foreign currency contracts;

9. Make margin purchases of securities, except for use of such short-term credits as are needed for clearance of transactions and except in connection with transactions in options, futures and options on futures;

10. Issue any senior security except to the extent permitted under the Investment Company Act of 1940.


Neither Columbia Acorn Select nor Columbia Acorn International Select will:

1. With respect to 75% of the value of the Fund's total assets, invest more than 5% of its total assets (valued at the time of investment) in securities is of a single issuer, except securities issued or guaranteed by the government of the U.S., or any of its agencies or instrumentalities [this restriction applies only to Columbia Acorn International Select];


2. Acquire securities of any one issuer which at the time of investment (a) represent more than 10% of the voting securities of the issuer or (b) have a value greater than 10% of the value of the outstanding securities of the issuer;


3. With respect to 50% of the value of the Fund's total assets, purchase the securities of any issuer (other than cash items and U.S. government securities and securities of other investment companies) if such purchase would cause the Fund's holdings of that issuer to exceed 5% of the Fund's total assets [this restriction applies only to Columbia Acorn Select];


4. Invest more than 25% of its total assets in a single issuer (other than U.S. government securities);

5. Invest more than 25% of its total assets in the securities of companies in a single industry (excluding U.S. government securities);

6. Make loans, but this restriction shall not prevent the Fund from (a) investing in debt securities, (b) investing in repurchase agreements, or
     (c) lending its portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan);

7. Borrow money except (a) from banks for temporary or emergency purposes in amounts not exceeding 33% of the value of the Fund's total assets at the time of borrowing, and (b) in connection with transactions in options, futures and options on futures;

8. Underwrite the distribution of securities of other issuers; however, the Fund may acquire "restricted" securities which, in the event of a resale, might be required to be registered under the Securities Act of 1933 on the ground that the Fund could be regarded as an underwriter as defined by that act with respect to such resale;

9. Purchase and sell real estate or interests in real estate, although it may invest in marketable securities of enterprises which invest in real estate or interests in real estate;

10. Purchase and sell commodities or commodity contracts, except that it may enter into (a) futures and options on futures and (b) foreign currency contracts;

11. Make margin purchases of securities, except for use of such short-term credits as are needed for clearance of transactions and except in connection with transactions in options, futures and options on futures;

12. Issue any senior security except to the extent permitted under the Investment Company Act of 1940.

Columbia Thermostat Fund will:

1.   Concentrate its investments in shares of other mutual funds.

In addition, Columbia Thermostat Fund will not:

1. With respect to 75% of the value of the Fund's total assets, invest more than 5% of its total assets (valued at time of investment) in securities of a single issuer, except shares of Portfolio Funds and securities issued or guaranteed by the government of the U.S., or any of its agencies or instrumentalities;

2. Make loans, but this restriction shall not prevent the Fund from (a) buying a part of an issue of bonds, debentures, or other obligations that are publicly distributed, or from investing up to an aggregate of 15% of its total assets (taken at market value at the time of each purchase) in parts of issues of bonds, debentures or other obligations of a type privately placed with financial institutions, (b) investing in repurchase agreements, or (c) lending portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan);

3. Borrow money except (a) from banks for temporary or emergency purposes in amounts not exceeding 33% of the value of the Fund's total assets at the time of borrowing, and (b) in connection with transactions in options, futures and options on futures;

4. Underwrite the distribution of securities of other issuers; however, the Fund may acquire "restricted" securities which, in the event of a resale, might be required to be registered under the Securities Act of 1933 on the ground that the Fund could be regarded as an underwriter as defined by that act with respect to such resale;

5. Purchase and sell real estate or interests in real estate, although it may invest in marketable securities of enterprises which invest in real estate or interests in real estate;

6. Purchase and sell commodities or commodity contracts, except that it may enter into (a) futures and options on futures and (b) forward contracts;

7. Make margin purchases of securities, except for use of such short-term credits as are needed for clearance of transactions and except in connection with transactions in options, futures and options on futures;

8. Sell securities short or maintain a short position, except short sales against-the-box;

9. Invest in companies for the purpose of management or the exercise of control;

10. Issue any senior security except to the extent permitted under the Investment Company Act of 1940.

As non-fundamental investment policies which may be changed without a shareholder vote, each Fund may not:

a. Under normal circumstances, invest less than 80% of its net assets (plus any borrowings for investment purposes) in the securities of foreign companies based in developed markets outside the U.S. [this restriction applies only to Columbia Acorn International Select, which will notify shareholders at least 60 days prior to any change in this policy]/1/;

b. Under normal circumstances, invest less than 80% of its net assets (plus any borrowings for investment purposes) in domestic securities [this restriction applies only to Columbia Acorn USA, which will notify shareholders at least 60 days prior to any change in this policy];

c. Acquire securities of other registered investment companies except in compliance with the Investment Company Act of 1940;

d. Invest more than 33% of its total assets (valued at time of investment) in securities of foreign issuers [this restriction applies only to Columbia Acorn Fund];

e. Invest more than 15% of its total assets in the securities of foreign issuers [this restriction applies only to Columbia Acorn Select];

f. Invest more than 10% of its total assets (valued at the time of investment) in securities of foreign issuers, not including securities represented by American Depository Receipts [this restriction applies only to Columbia Acorn USA];

g. Invest more than 15% of its total assets in domestic securities, under normal market conditions [this restriction applies only to Columbia Acorn International Select];

h. Invest in companies for the purpose of management or the exercise of control;

i. Pledge, mortgage or hypothecate its assets, except as may be necessary in connection with permitted borrowings or in connection with short sales, options, futures and options on futures;

j. Invest more than 10% of its total assets (valued at the time of investment) in restricted securities [this restriction applies only to Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA and Columbia Thermostat Fund which will continue to be subject to restriction (k) relating to investments in illiquid securities];

k. Invest more than 15% of its net assets (valued at time of investment) in illiquid securities, including repurchase agreements maturing in more than seven days;

l. Make short sales of securities unless the Fund owns at least an equal amount of such securities, or owns securities that are convertible or exchangeable, without payment of further consideration, into at least an equal amount of such securities; and

m. Acquire securities of other registered open-end investment companies or registered unit investment trusts in reliance on Sections (12)(d)(1)(F) or
     (G) of the Investment Company Act of 1940 [this restriction applies only to Columbia Acorn Fund and Columbia Acorn Select].

Notwithstanding the foregoing investment restrictions, Columbia Acorn International, Columbia Acorn USA, Columbia Acorn Select and Columbia Acorn International Select may purchase securities pursuant to the exercise of subscription rights, provided that, in the case of Columbia Acorn International, Columbia Acorn USA or Columbia Acorn International Select such purchase will not result in the Fund's ceasing to be a diversified investment company. Japanese and European corporations frequently issue additional capital stock by means of subscription rights offerings to existing shareholders at a price substantially below the market price of the shares. The failure to exercise such rights would result in a Fund's interest in the

----------
/1/  Effective July 1, 2004 this restriction will be revised as follows:

     Under normal circumstances, invest less than 65% of its net assets in the securities of foreign companies based in developed markets outside the U.S. [this restriction applies only to Columbia Acorn International Select].

issuing company being diluted. The market for such rights is not well developed in all cases and, accordingly, a Fund may not always realize full value on the sale of rights. The exception applies in cases where the limits set forth in the investment restrictions would otherwise be exceeded by exercising rights or would have already been exceeded as a result of fluctuations in the market value of Columbia Acorn International's portfolio securities with the result that the Fund would be forced either to sell securities at a time when it might not otherwise have done so, or to forego exercising its rights.


A Fund's purchase of investment company securities results in the bearing of expenses such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment company, including advisory fees.

Total assets and net assets are determined at current value for purposes of compliance with investment restrictions and policies. All percentage limitations will apply at the time of investment and are not violated unless an excess or deficiency occurs as a result of such investment. For the purpose of the Act's diversification requirement, an issuer is the entity whose revenues support the security.

The investment restrictions of each of the Portfolio Funds in which Columbia Thermostat Fund may invest are listed below.


Columbia Acorn Fund - see investment restrictions listed above

Columbia Acorn Select - see investment restrictions listed above

Columbia Growth Stock Fund


Fundamental Investment Policies
-------------------------------


Columbia Growth Stock Fund may not:


1. with respect to 75% of its total assets, invest more than 5% of its total assets, taken at market value at the time of a particular purchase, in the securities of a single issuer, except for securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or repurchase agreements for such securities, and except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund;

2. acquire more than 10%, taken at the time of a particular purchase, of the outstanding voting securities of any one issuer, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund;

3. act as an underwriter of securities, except insofar as it may be deemed an underwriter for purposes of the Securities Act of 1933 on disposition of securities acquired subject to legal or contractual restrictions on resale, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund;

4. purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein), commodities, or commodity contracts, except that it may enter into (a) futures and options on futures and (b) forward contracts;

5. make loans, although it may (a) lend portfolio securities and participate in an interfund lending program with other affiliated funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets (taken at market value at the time of such loans); (b) purchase money market instruments and enter into repurchase agreements; and (c) acquire publicly distributed or privately placed debt securities;

6. borrow except from banks, other affiliated funds and other entities to the extent permitted by the Investment Company Act of 1940;

7. invest in a security if more than 25% of its total assets (taken at market value at the time of a particular purchase) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund; or

8. issue any senior security except to the extent permitted under the Investment Company Act of 1940.

Non-Fundamental Investment Policies
-----------------------------------


None of the following restrictions shall prevent Columbia Growth Stock Fund from investing all or substantially all of its assets in another investment company having the same investment objective and substantially the same investment policies as the Fund.

Columbia Growth Stock Fund may not:


a. invest in any of the following: (i) interests in oil, gas, or other mineral leases or exploration or development programs (except readily marketable securities, including but not limited to master limited partnership interests, that may represent indirect interests in oil, gas, or other mineral exploration or development programs); (ii) puts, calls, straddles, spreads, or any combination thereof (except that it may enter into transactions in options, futures, and options on futures); (iii) shares of other open-end investment companies, except in connection with a merger, consolidation, acquisition, or reorganization; and (iv) limited partnerships in real estate unless they are readily marketable;

b.   invest in companies for the purpose of exercising control or management;

c. purchase more than 3% of the stock of another investment company or purchase stock of other investment companies equal to more than 5% of its total assets (valued at time of purchase) in the case of any one other investment company and 10% of such assets (valued at time of purchase) in the case of all other investment companies in the aggregate; any such purchases are to be made in the open market where no profit to a sponsor or dealer results from the purchase, other than the customary broker's commission, except for securities acquired as part of a merger, consolidation or acquisition of assets;

d. invest more than 5% of its net assets (valued at time of purchase) in warrants, nor more than 2% of its net assets in warrants that are not listed on the New York or American Stock Exchange;

e. write an option on a security unless the option is issued by the Options Clearing Corporation, an exchange, or similar entity;

f. invest more than 25% of its total assets (valued at time of purchase) in securities of foreign issuers (other than securities represented by American Depositary Receipts (ADRs) or securities guaranteed by a U.S. person);

g. purchase a put or call option if the aggregate premiums paid for all put and call options exceed 20% of its net assets (less the amount by which any such positions are in-the-money), excluding put and call options purchased as closing transactions;


h. purchase securities on margin (except for use of short-term credits as are necessary for the clearance of transactions), or sell securities short unless (i) it owns or has the right to obtain securities equivalent in kind and amount to those sold short at no added cost or (ii) the securities sold are "when issued" or "when distributed" securities which it expects to receive in a recapitalization, reorganization, or other exchange for securities it contemporaneously owns or has the right to obtain and provided that transactions in options, futures, and options on futures are not treated as short sales;


i. invest more than 5% of its total assets (taken at market value at the time of a particular investment) in restricted securities, other than securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933;

j. invest more than 15% of its net assets (taken at market value at the time of a particular investment) in illiquid securities, including repurchase agreements maturing in more than seven days; or

k. acquire securities of other registered open-end investment companies or registered unit investment trusts in reliance on section 12(d)(1)(F) or (G) of the Investment Company Act of 1940.

Columbia Growth & Income Fund


Fundamental Investment Policies
-------------------------------


Columbia Growth & Income Fund may:


1. Borrow from banks, other affiliated funds and other entities to the extent permitted by applicable law, provided that the Fund's borrowings shall not exceed 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law;

2. Only own real estate acquired as the result of owning securities; the value of such real estate may not exceed 5% of total assets;

3. Purchase and sell futures contracts and related options so long as the total initial margin and premiums on the contracts do not exceed 5% of its total assets;

4. Not issue senior securities except as provided in paragraph 1 above and to the extent permitted by the 1940 Act.

5. Underwrite securities issued by others only when disposing of portfolio securities;

6. Make loans (a) through lending of securities, (b) through the purchase of debt instruments or similar evidences of indebtedness typically sold privately to financial institutions, (c) through an interfund lending program with other affiliated funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets (taken at market value at the time of such loans) and (d) through repurchase agreements; and

7. Not concentrate more than 25% of its total assets in any one industry or, with respect to 75% of total assets, purchase any security (other than obligations of the U.S. government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer, or purchase voting securities of an issuer if, as a result of such purchase, the Fund would own more than 10% of the outstanding voting shares of such issuer.

Non-Fundamental Investment Policies
-----------------------------------


As non-fundamental investment policies which may be changed without a shareholder vote, Columbia Growth & Income Fund may not:


1. Purchase securities on margin, but the Fund may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

2. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities;

3. Purchase or sell commodity contracts if the total initial margin and premiums on the contracts exceeds 5% of its total assets;

4.   Invest more than 15% of its net assets in illiquid assets; and

5.   Invest more than 10% in American Depository Receipts.

6. Acquire securities of other registered open-end investment companies or registered unit investment trusts in reliance on section 12(d)(1)(F) or (G) of the Investment Company Act of 1940.


Notwithstanding the investment policies and restrictions of Columbia Growth & Income Fund, the Fund may invest all or a portion of its investable assets in investment companies with substantially the same investment objective, policies and restrictions as the Fund. Total assets and net assets are determined at current value for purposes of compliance with investment restrictions and policies. All percentage limitations will apply at the time of investment and are not violated unless an excess or deficiency occurs as a result of such investment. For the purpose of the 1940 Act's diversification requirement, the issuer is the entity whose revenues support the security.

Columbia Mid Cap Value Fund


Fundamental Investment Policies
-------------------------------


Columbia Mid Cap Value Fund may:


1. Borrow from banks, other affiliated funds and other entities to the extent permitted by applicable law, provided that the Fund's borrowings shall not exceed 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law;

2. Only own real estate acquired as the result of owning securities and not more than 5% of total assets;

3. Purchase and sell futures contracts and related options so long as the total initial margin and premiums on the contracts do not exceed 5% of its total assets;

4. Not issue senior securities except as provided in paragraph 1 above and to the extent permitted by the Act;

5. Underwrite securities issued by others only when disposing of portfolio securities;

6. Make loans (a) through lending of securities, (b) through the purchase of debt instruments or similar evidences of indebtedness typically sold privately to financial institutions, (c) through an interfund lending program with other affiliated funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets (taken at market value at the time of such loans) and (d) through repurchase agreements; and

7. Not concentrate more than 25% of its total assets in any one industry or with respect to 75% of total assets purchase any security (other than obligations of the U.S. government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer, or purchase voting securities of an issuer if, as a result of such purchase the Fund would own more than 10% of the outstanding voting shares of such issuer.

Non-Fundamental Investment Policies
-----------------------------------


As non-fundamental investment policies which may be changed without a shareholder vote, Columbia Mid Cap Value Fund may not:


1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

2. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities; and

3.   Invest more than 15% of its net assets in illiquid assets.

4. Acquire securities of other registered open-end investment companies or registered unit investment trusts in reliance on section 12(d)(1)(F) or (G) of the Investment Company Act of 1940.


Notwithstanding its investment policies and restrictions, Columbia Mid Cap Value Fund may invest substantially all of its investable assets in another investment company that has substantially the same investment goal, policies and restrictions as the Fund.

Columbia Federal Securities Fund


Fundamental Investment Policies
-------------------------------


Columbia Federal Securities Fund may:


1. Borrow from banks, other affiliated funds and other entities to the extent permitted by applicable law, provided that the Fund's borrowings shall not exceed 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law;

2. Only own real estate acquired as the result of owning securities; and not more than 5% of total assets;

3. Purchase and sell futures contracts and related options so long as the total initial margin and premiums on the contracts do not exceed 5% of its total assets;

4. Not issue senior securities except as provided in paragraph 1 above and to the extent permitted by the [1940] Act;

5. Underwrite securities issues by other only when disposing of portfolio securities;

6. Make loans (a) through lending of securities, (b) through the purchase of debt instruments or similar evidences of indebtedness typically sold privately to financial institutions, (c) through an interfund lending program with other affiliated funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets (taken at market value at the time of such loans) and (d) through repurchase agreements; and

7. Not concentrate more than 25% of its total assets in any one industry, or with respect to 75% of total assets purchase any security (other than obligations of the U.S. government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer, or purchase voting securities of an issuer if, as a result of such purchase, the Fund would own more than 10% of the outstanding voting shares of such issuer.

Non-Fundamental Investment Policies
-----------------------------------


As non-fundamental investment policies which may be changed without a shareholder vote, Columbia Federal Securities Fund may not:


1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions; and

2.   Invest more than 15% of its net assets in illiquid assets.

3. Acquire securities of other registered open-end investment companies or registered unit investment trusts in reliance on section 12(d)(1)(F) or (G) of the Investment Company Act of 1940.


Columbia Intermediate Bond Fund


Fundamental Investment Policies
-------------------------------


As fundamental investment policies, the Columbia Intermediate Bond Fund may not:


1. invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to (i) repurchase agreements, or (ii) securities of issuers in the financial services industry, and except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund;

2. invest in a security if, with respect to 75% of its assets, as a result of such investment, more than 5% of its total assets (taken at market value at the time of such investment) would be invested in the securities of any one issuer, except that this restriction does not apply to U.S. Government Securities or repurchase agreements for such securities and except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund;

3. invest in a security if, as a result of such investment, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund;

4. purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein);

5. purchase or sell commodities or commodities contracts or oil, gas or mineral programs, except that it may enter into (i) futures and options on futures and (ii) forward contracts;

6. make loans, although it may (a) lend portfolio securities and participate in an interfund lending program with other Stein Roe Funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets (taken at market value at the time of such loans); (b) purchase money market instruments and enter into repurchase agreements; and (c) acquire publicly distributed or privately placed debt securities;

7. borrow except from banks, other affiliated funds and other entities to the extent permitted by the 1940 Act;

8. act as an underwriter of securities, except insofar as it may be deemed to be an "underwriter" for purposes of the Securities Act of 1933 on disposition of securities acquired subject to legal or contractual restrictions on resale, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund; or

9.   issue any senior security except to the extent permitted under the 1940
     Act.

Non-Fundamental Investment Policies
-----------------------------------


As non-fundamental investment policies which may be changed without a shareholder vote, Columbia Intermediate Bond Fund may not:


(A)  invest for the purpose of exercising control or management;

(B) purchase more than 3% of the stock of another investment company or purchase stock of other investment companies equal to more than 5% of its total assets (valued at time of purchase) in the case of any one other investment company and 10% of such assets (valued at time of purchase) in the case of all other investment companies in the aggregate; any such purchases are to be made in the open market where no profit to a sponsor or dealer results from the purchase, other than the customary broker's commission, except for securities acquired as part of a merger, consolidation or acquisition of assets; /(1)/

(C) purchase portfolio securities from, or sell portfolio securities to, any of the officers and directors or trustees of the Trust or of its investment adviser;

(D) purchase shares of other open-end investment companies, except in connection with a merger, consolidation, acquisition, or reorganization;

(E) invest more than 5% of its net assets (valued at time of investment) in warrants, no more than 2% of its net assets in warrants which are not listed on the New York or American Stock Exchange;

(F) purchase a put or call option if the aggregate premiums paid for all put and call options exceed 20% of its net assets (less the amount by which any such positions are in-the-money), excluding put and call options purchased as closing transactions;

(G) write an option on a security unless the option is issued by the Options Clearing Corporation, an exchange, or similar entity;

(H) invest in limited partnerships in real estate unless they are readily marketable;

(I) sell securities short unless (i) it owns or has the right to obtain securities equivalent in kind and amount to those sold short at no added cost or (ii) the securities sold are "when issued" or "when distributed" securities which it expects to receive in a recapitalization, reorganization, or other exchange for securities it contemporaneously owns or has the right to obtain and provided that transactions in options, futures, and options on futures are not treated as short sales;

(J) invest more than 15% of its total assets (taken at market value at the time of a particular investment) in restricted securities, other than securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933;

(K) invest more than 15% of its net assets (taken at market value at the time of a particular investment) in illiquid securities, including repurchase agreements maturing in more than seven days;

(L) purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures.

/(1)/ The Fund has been informed that the staff of the Securities and Exchange commission takes the position that the issuers of certain collateralized mortgage obligations and certain other collateralized assets are investment companies and that subsidiaries of foreign banks may be investment companies for purposes of Section 12(d)(1) of the Investment Company Act of 1940, which limits the ability of one investment company to invest in another investment company. Accordingly, the Fund intends to operate within the applicable limitations under
Section 12(d)(1)(A) of that Act.

Columbia High Yield Fund

Fundamental Investment Policies
-------------------------------

Columbia High Yield Fund may not:

1.   Buy or sell commodities or commodity futures contracts.

2. Concentrate investments in any industry. However, it may (a) invest up to 25 percent of the value of its total assets in any one industry, (b) invest up to 100 percent of the value of its total assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and
     (c) invest for defensive purposes up to 80 percent of the value of its total assets in CDs and bankers' acceptances with maturities not greater than one year. CDs and bankers' acceptances will be limited to domestic banks which have total assets in excess of $1 billion and are subject to regulatory supervision by the U.S. Government or state governments. Commitments to purchase securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities on a "when-issued" basis may not exceed 20 percent of the total assets of the Fund. Emphasis on investments in securities of a particular industry will be shifted whenever [Columbia Management Advisors, Inc. ("CMA")] determines that such action is desirable for investment reasons. The Board of Directors will periodically review these decisions of [CMA].

3. Buy or sell real estate. However, the Fund may purchase or hold readily marketable securities issued by companies, such as real estate investment trusts, that operate in real estate or interests therein, and participation interests in pools of real estate mortgage loans.

4. Make loans to other persons (except by purchase of short-term commercial paper, bonds, debentures, or other debt securities constituting part of an issue). The Fund may lend portfolio securities to broker-dealers or other institutional investors if, as a result thereof, the aggregate value of all securities loaned does not exceed 33 1/3 percent of its total assets.

5. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 10 percent of the outstanding voting securities of that issuer to be held in the Fund.

6. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 5 percent of the value of its total assets at market value to be invested in the securities of that issuer (other than obligations of the U.S. Government and its instrumentalities), with reference to 75 percent of the assets of the Fund.

7. Purchase or retain securities of an issuer if those officers or directors of the Fund or [CMA] who individually own more than 1/2 of 1 percent of the outstanding securities of that issuer together own more than 5 percent of such securities.

8.   Issue senior securities, bonds, or debentures.

9. Underwrite securities of other issuers, except the Fund may acquire portfolio securities in circumstances where, if the securities are later publicly offered or sold by the Fund, it might be deemed to be an underwriter for purposes of the Securities Act of 1933.

10. Borrow money except as a temporary measure for extraordinary or emergency purposes. Its borrowings may not exceed 5 percent of the gross assets of the Fund valued at the lesser of cost or market value, nor may it pledge, mortgage, or hypothecate assets valued at market to an extent greater than 10 percent of the gross assets valued at cost of the Fund.

11. Invest in the securities of any company if the purchase, at the time thereof, would cause more than 5 percent of the value of the Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years continuous operation.

12.  Invest in companies to exercise control or management.

13. Buy any securities or other property on margin, except for short-term credits necessary for clearing transactions and except that margin payments and other deposits in connection with transactions in options, futures, and forward contracts shall not be deemed to constitute purchasing securities on margin.

14. Engage in short sales of securities except to the extent that it owns other securities convertible into an equivalent amount of such securities. These short sales may only be made to protect a profit in or to attempt to minimize a loss with respect to convertible securities. In any event, no more than 10 percent of the Fund's net assets valued at market may, at any time, be held as collateral for such sales.

15. Invest directly in oil, gas, or other mineral development or exploration programs or leases; although, the Fund may own securities of companies engaged in those businesses.

Non-Fundamental Investment Policies
-----------------------------------

Columbia High Yield Fund may not:

1. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

PORTFOLIO TURNOVER

High portfolio turnover may cause a Fund to realize capital gains which, if realized and distributed by the Fund, may be taxable to shareholders as ordinary income. High portfolio turnover may result in correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by each Fund. Under normal conditions, the portfolio turnover rates of Columbia Acorn Fund and Columbia Acorn USA are expected to be below about 50%, and of Columbia Acorn International, Columbia Acorn International Select and Columbia Acorn Select are likely to be below 75%, 100% and 125%, respectively. Although under normal market conditions the portfolio turnover rate of Columbia Thermostat Fund is expected to be below 100%, it could exceed 100%.

ADDITIONAL INFORMATION CONCERNING CERTAIN INVESTMENT PRACTICES

In this section the term "Fund" refers to a Fund or a Portfolio Fund except where otherwise indicated. Additional information concerning certain of the Funds' investments and investment practices is set forth below.

Common Stocks

Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA, Columbia Acorn Select and Columbia Acorn International Select will invest mostly in common stocks, which represent an equity interest (ownership) in a corporation.

Columbia Thermostat Fund invests in shares of Portfolio Funds, some of which invest in common stocks. This ownership interest often gives a Fund or Portfolio Fund the right to vote on measures affecting the company's organization and operations. The Funds and some Portfolio Funds also invest in other types of equity securities, including preferred stocks and securities convertible into common stocks. Some of the Portfolio Funds also invest in fixed-income securities. Over time, common stocks have historically provided superior long-term capital growth potential. However, stock prices may decline over short or even extended periods. Stock markets tend to move in cycles, with periods of rising stock prices and periods of falling stock prices. As a result, the Funds should be considered long-term investments, designed to provide the best results when held for several years or more. The Funds may not be suitable investments if you have a short-term investment horizon or are unwilling to accept fluctuations in share price, including significant declines over a given period. Under normal conditions, the common stock investments of the Funds other than Columbia Thermostat Fund (as a percent of total assets) are allocated as follows:


-----------------------------------------------------------
                                      U.S.        Foreign
                                      Companies   Companies
-----------------------------------------------------------
Fund                                  Maximum     Maximum
-----------------------------------------------------------

Columbia Acorn Fund                   no limit    up to 33%
Columbia Acorn International          up to 25%   no limit
Columbia Acorn USA                    no limit    up to 10%
Columbia Acorn Select                 no limit    up to 15%
Columbia Acorn International Select   up to 15%   no limit

-----------------------------------------------------------


Columbia Acorn Select usually limits its investments in foreign companies to those whose operations are primarily in the U.S.
Columbia Acorn International Select usually limits its investments in U.S. companies to those whose operations are primarily overseas.
See also the discussion of foreign securities below. Columbia Thermostat Fund invests in Portfolio Funds that may have their own geographic limits.


Diversification


Diversification is a means of reducing risk by investing in a broad range of stocks or other securities. Because Columbia Acorn Select is non-diversified, it has the ability to take larger positions in a smaller number of issuers. The appreciation or depreciation of a single stock may have a greater impact on the NAV of a non-diversified fund, because it is likely to have a greater percentage of its assets invested in that stock. As a result, the share price of Columbia Acorn Select can be expected to fluctuate more than that of broadly diversified funds investing in similar securities. Because it is non-diversified, Columbia Acorn Select is not subject to the limitations under the Act in the percentage of its assets that it may invest in any one issuer. The Fund, however, intends to comply with the diversification standards for regulated investment companies under Subchapter M of the Internal Revenue Code (summarized above under "Investment Policies").


Foreign Securities

The Funds and some Portfolio Funds invest in foreign securities, which may entail a greater degree of risk (including risks relating to exchange rate fluctuations, tax provisions, or expropriation of assets) than does investment in securities of domestic issuers. As noted above, under normal market conditions, each Fund may invest in foreign securities (as a percentage of total assets) as set forth below:

-----------------------------------------------
                                      Foreign
                                      Companies
-----------------------------------------------
Fund                                  Maximum
-----------------------------------------------

Columbia Acorn Fund                   up to 33%
Columbia Acorn International          no limit
Columbia Acorn USA                    up to 10%
Columbia Acorn Select                 up to 15%
Columbia Acorn International Select   no limit

-----------------------------------------------


Columbia Acorn International Select invests primarily in developed countries but may invest up to 15% of its total assets in securities of companies with broad international interests that are domiciled in the United States or in countries considered "emerging markets," if the operations of those companies are located primarily in developed overseas markets. The Funds use the terms "developed markets" and "emerging markets" as those terms are defined by the International Financial Corporation, a member of the World Bank Group ("IFC"). "Emerging markets" as used by the Fund includes markets designated "frontier markets" by the IFC.

Columbia Thermostat Fund invests in Portfolio Funds that may have their own geographic limits. Columbia Acorn Select usually limits its investments in foreign companies to those whose operations are primarily in the U.S.

The Funds and some Portfolio Funds may invest in securities of foreign issuers directly or in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") or other securities representing underlying shares of foreign issuers. Positions in these securities are not necessarily denominated in the same currency as the common stocks into which they may be converted. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs trade in both domestic and foreign markets. Generally ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets. The Funds and some Portfolio Funds may invest in both "sponsored" and "unsponsored" depositary receipts. In a sponsored depositary receipt, the issuer typically pays some or all of the expenses of the depository and agrees to provide its regular shareholder communications to depositary receipt holders. An unsponsored depositary receipt is created independently of the issuer of the underlying security. The depositary receipt holders generally pay the expenses of the depository and do not have an undertaking from the issuer of the underlying security to furnish shareholder communications. Therefore, in the case of an unsponsored depositary receipt, a Fund is likely to bear its proportionate share of the expenses of the depository and it may have greater difficulty in receiving shareholder communications than it would have with a sponsored depositary receipt. None of the Columbia Acorn Funds expects to invest 5% or more of its total assets in unsponsored depositary receipts.


The investment performance of a Fund that invests in securities of foreign issuers is affected by the strength or weakness of the U.S. dollar against the currencies of the foreign markets in which its securities trade or in which they are denominated. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a yen-denominated stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall. (See discussion of transaction hedging and portfolio hedging under "Currency Exchange Transactions.")

Currency Exchange Transactions

The Funds and some Portfolio Funds may enter into currency exchange transactions. A currency exchange transaction may be conducted either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through a forward currency exchange contract ("forward contract"). A forward contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers or broker-dealers, are not exchange-traded, and are usually for less than one year, but may be renewed.

Forward currency transactions may involve currencies of the different countries in which a Fund may invest, and serve as hedges against possible variations in the exchange rate between these currencies. The Funds' currency transactions are limited to transaction hedging and portfolio hedging involving either specific transactions or portfolio positions, except to the extent described below under "Synthetic Foreign Money Market Positions." Transaction hedging is the purchase or sale of a forward contract with respect to specific payables or receivables of a fund accruing in connection with the purchase or sale of portfolio securities. Portfolio hedging is the use of a forward contract with respect to a portfolio security position denominated or quoted in a particular currency. A Fund may engage in portfolio hedging with respect to the currency of a particular country in amounts approximating actual or anticipated positions in securities denominated in that currency. When a Fund owns or anticipates owning securities in countries whose currencies are linked, the Adviser may aggregate such positions as to the currency hedged.

If a Fund enters into a forward contract hedging an anticipated purchase of portfolio securities, assets of that Fund having a value at least as great as the Fund's commitment under such forward contract will be segregated on the books of the Fund while the contract is outstanding.

At the maturity of a forward contract to deliver a particular currency, a Fund may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for a Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency that the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency that Fund is obligated to deliver.

If a Fund retains the portfolio security and engages in an offsetting transaction, that Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between a Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, a Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to a Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

Synthetic Foreign Money Market Positions. The Funds may invest in money market instruments denominated in foreign currencies. In addition to, or in lieu of, such direct investment, the Funds may construct a synthetic foreign money market position by (a) purchasing a money market instrument denominated in one currency (generally U.S. dollars) and (b) concurrently entering into a forward contract to deliver a corresponding amount of that currency in exchange for a different currency on a future date and at a specified rate of exchange. For example, a synthetic money market position in Japanese yen could be constructed by purchasing a U.S. dollar money market instrument, and entering concurrently into a forward contract to deliver a corresponding amount of U.S. dollars in exchange for Japanese yen on a specified date and at a specified rate of exchange. Because of the availability of a variety of highly liquid short-term U.S. dollar money market instruments, a synthetic money market position utilizing such U.S. dollar instruments may offer greater liquidity than direct investment in foreign money market instruments. The results of a direct investment in a foreign currency and a concurrent construction of a synthetic position in such foreign currency, in terms of both income yield and gain or loss from changes in currency exchange rates, in general should be similar, but would not be identical because the components of the alternative investments would not be identical. Except to the extent a synthetic foreign money market position consists of a money market instrument denominated in a foreign currency, the synthetic foreign money market position shall not be deemed a "foreign security" for purposes of the Funds' investment limits.

OTC Derivatives. The Funds may buy and sell over-the-counter ("OTC") derivatives. Unlike exchange-traded derivatives, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC derivatives (derivatives not traded on exchanges) generally are established through negotiation with the other party to the contract. While this type of arrangement allows a Fund greater flexibility to tailor an instrument to its needs, OTC derivatives generally involve greater credit risk than exchange-traded derivatives, which are guaranteed by the clearing organization of the exchanges where they are traded. Each Fund (not including the Portfolio Funds) will limit its investments so that no more than 5% of its total assets will be placed at risk in the use of OTC derivatives. See "Illiquid and Restricted Securities" below for more information on the risks associated with investing in OTC derivatives.

Risks Associated with Options. There are several risks associated with transactions in options. For example, there are significant differences between the securities markets, the currency markets, and the options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when, and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option on a security, a Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call. As the writer of a covered call option on a foreign currency, a Fund foregoes, during the option's life, the opportunity to profit from currency appreciation.

If trading were suspended in an option purchased or written by one of the Funds, that Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased.


Futures Contracts and Options on Futures Contracts. The Funds may use interest rate futures contracts and index futures contracts. An interest rate or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or the cash value of an index/2/ at a specified price and time. A public market exists in futures contracts covering a number of indexes (including, but not limited to: the Standard & Poor's 500 Index; the Value Line Composite Index; the Russell 2000 Index; and the New York Stock Exchange Composite Index) as well as financial instruments (including, but not limited to: U.S. Treasury bonds; U.S. Treasury notes; Eurodollar certificates of deposit; and foreign currencies). Other index and financial instrument futures contracts are available and it is expected that additional futures contracts will be developed and traded.


The Funds may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

To the extent required by regulatory authorities having jurisdiction over the Funds, the Funds will limit their use of futures contracts and futures options to hedging transactions. For example, a Fund might use futures contracts to hedge against fluctuations in the general level of stock prices, anticipated changes in interest rates, or currency fluctuations that might adversely affect either the value of the Fund's securities or the price of the securities that the Fund intends to purchase. The Fund's hedging may include sales of futures contracts as an offset against the effect of expected declines in stock prices or currency exchange rates or increases in interest rates and purchases of futures contracts as an offset against the effect of expected increases in stock prices or currency exchange rates or declines in interest rates. Although other techniques could be used to reduce the Funds' exposure to stock price, interest rate, and currency fluctuations, the Funds may be able to hedge their exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.


The success of any hedging technique depends on Columbia WAM's ability to correctly predict changes in the level and direction of stock prices, interest rates, currency exchange rates, and other factors. Should those predictions be incorrect, a Fund's return might have been better had hedging not been attempted; however, in the absence of the ability to hedge, Columbia WAM might

----------
/2/ A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of a securities index is a function of the value of certain specified securities, no physical delivery of those securities is made.

have taken portfolio actions in anticipation of the same market movements with similar investment results but, presumably, at greater transaction costs.


When a purchase or sale of a futures contract is made by a Fund, that Fund is required to deposit with its custodian or broker a specified amount of cash or U.S. government securities or other securities acceptable to the broker ("initial margin"). The margin required for a futures contract is generally set by the exchange on which the contract is traded; however, the margin requirement may be modified during the term of the contract, and the Fund's broker may require margin deposits in excess of the minimum required by the exchange. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Funds expect to earn interest income on their initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin paid or received by a Fund does not represent a borrowing or loan by the Fund but is instead settlement between that Fund and the broker of the amount one would owe the other if the futures contract had expired at the close of the previous day. In computing daily net asset value ("NAV"), the Funds will mark-to-market their open futures positions.

The Funds are also required to deposit and maintain margin with respect to put and call options on futures contracts they write. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Funds.

Although some futures contracts call for making or taking delivery of the underlying securities, usually these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting sale price is more than the original purchase price, the Fund engaging in the transaction realizes a capital gain, or if it is less, the Fund realizes a capital loss. Conversely, if an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

Risks Associated with Futures. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures, futures options, and the related securities, including technical influences in futures and futures options trading and differences between the Funds' investments being hedged and the securities underlying the standard contracts available for trading. For example, in the case of index futures contracts, the composition of the index, including the issuers and the weighting of each issue, may differ from the composition of a Fund's portfolio, and, in the case of interest rate futures contracts, the interest rate levels, maturities, and creditworthiness of the issues underlying the futures contract may differ from the financial instruments held in a Fund's portfolio. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected stock price or interest rate trends.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Stock index futures contracts are not normally subject to such daily price change limitations.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or futures option position. The Fund would be exposed to possible loss on the position during the interval of inability to close, and would continue to be required to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Limitations on Options and Futures. A Fund (excluding the Portfolio Funds) will not enter into a futures contract or purchase an option thereon if, immediately thereafter, the initial margin deposits for futures contracts held by that Fund plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money,"/3/ would exceed 5% of the Fund's total assets.


When purchasing a futures contract or writing a put option on a futures contract, a Fund must maintain with its custodian or broker readily-marketable securities having a fair market value (including any margin) at least equal to the market value of such contract. When writing a call option on a futures contract, a Fund similarly will maintain with its custodian or broker readily-marketable securities having a fair market value (including any margin) at least equal to the amount by which such option is in-the-money until the option expires or is closed out by the Fund.

A Fund may not maintain open short positions in futures contracts, call options written on futures contracts, or call options written on indexes if, in the aggregate, the market value of all such open positions exceeds the current value of the securities in its portfolio, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the portfolio and the positions. For this purpose, to the extent a Fund has written call options on specific securities in its portfolio, the value of those securities will be deducted from the current market value of the securities portfolio.




The CFTC requires the registration of "commodity pool operators," defined as any person engaged in a business which is of the nature of a company, syndicate or a similar form of enterprise, and who, in connection therewith, solicits, accepts or receives from others, funds, securities or property for the purpose of trading in any commodity for future delivery on or subject to the rules of any contract market. The CFTC has adopted Rule 4.5, which provides an exclusion from the definition of commodity pool operator for any registered investment company which meets the requirements of the Rule, Rule 4.5 requires, among other things, that an investment company and its principals or employees wishing to avoid commodity pool operator status claim the exclusion provided in Rule 4.5 by filing a notice of eligibility with both the CFTC and the National Futures Association. Rule 4.5 does not propose any limitations on investment companies with regard to the use of futures or options on futures. Before engaging in transactions involving futures contracts, the funds will file such notices and meet the requirements of Rule 4.5, or such other requirements as the CFTC or its staff may from time to time issue, in order to render registration as a commodity pool operator unnecessary.


Swap Agreements, Caps, Floors and Collars. A swap agreement is generally individually negotiated and structured to include exposure to one or more of a variety of different types of investments or market factors. Depending on its structure, a swap agreement may increase or decrease a Fund's exposure to changes in the value of an index of securities in which the Fund might invest, the value of a particular security or group of securities, or foreign currency values. Swap agreements can take many different forms and are known by a variety of names. A Fund may enter into any form of swap agreement if the Adviser determines it is consistent with that Fund's investment objective and policies, but each Fund (excluding the Portfolio Funds) will limit its use of swap agreements so that no more than 5% of its total assets will be invested in such agreements.

A swap agreement tends to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agrees to exchange payments in dollars at a fixed rate for payments in a foreign currency the amount of which is determined by movements of a foreign securities index, the swap agreement would tend to increase that Fund's exposure to foreign stock market movements and foreign currencies. Depending on how it is used, a swap agreement may increase or decrease the overall volatility of a Fund's investments and its NAV.

The performance of a swap agreement is determined by the change in the specific currency, market index, security, or other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, that Fund must be prepared to make such payments when due. If the counterparty's creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in a loss. The Adviser expects to be able to eliminate a Fund's exposure under any swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

Some Portfolio Funds may purchase caps, floors and collars. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest

----------

/3/ A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price.
     A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and floor that preserves a certain return within a predetermined range of interest rates or values.

A Fund will segregate assets to cover its current obligations under a swap agreement, cap, floor or collar. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of that Fund's accumulated obligations under the swap agreement over the accumulated amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of that Fund's accumulated obligations under the agreement.

Short Sales Against the Box

Each Fund may make short sales of securities if, at all times when a short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short. This technique is called selling short "against the box." Although permitted by its investment restrictions, the Funds do not currently intend to sell securities short.

In a short sale against the box, a Fund does not deliver from its portfolio the securities sold and does not receive immediately the proceeds from the short sale. Instead, the Fund borrows the securities sold short from a broker-dealer through which the short sale is executed, and the broker-dealer delivers such securities, on behalf of the Fund, to the purchaser of such securities. Such broker-dealer is entitled to retain the proceeds from the short sale until the Fund delivers to such broker-dealer the securities sold short. In addition, the Fund is required to pay to the broker-dealer the amount of any dividends paid on shares sold short. Finally, to secure its obligation to deliver to such broker-dealer the securities sold short, the Fund must deposit and continuously maintain in a separate account with its custodian an equivalent amount of the securities sold short or securities convertible into or exchangeable for such securities without the payment of additional consideration. The Fund is said to have a short position in the securities sold until it delivers to the broker-dealer the securities sold, at which time the Fund receives the proceeds of the sale. Because the Fund ordinarily will want to continue to hold securities in its portfolio that are sold short, the Fund will normally close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short, rather than by delivering portfolio securities.

Short sales may protect a Fund against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such portfolio securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in such portfolio securities should be wholly or partially offset by a corresponding loss in the short position. The extent to which such gains or losses are offset will depend upon the amount of securities sold short relative to the amount the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium. The Funds will incur transaction costs in connection with short sales.

In addition to enabling the Funds to hedge against market risk, short sales may afford a Fund an opportunity to earn additional current income to the extent the Fund is able to enter into arrangements with broker-dealers through which the short sales are executed to receive income with respect to the proceeds of the short sales during the period the Fund's short positions remain open.

Debt Securities


The Funds and some Portfolio Funds may invest in debt securities, including lower-rated securities (i.e., securities rated BB or lower by Standard & Poor's Corporation, a division of The McGraw-Hill Companies ("S&P") or Ba or lower by Moody's Investor Services, Inc. ("Moody's"), commonly called "junk bonds"), and securities that are not rated. There are no restrictions as to the ratings of debt securities acquired by the Funds or the portion of a Fund's assets that may be invested in debt securities in a particular ratings category, except that Columbia Acorn International may not invest more than 20% of its assets in securities rated below investment grade or considered by the Adviser to be of comparable credit quality. Neither Columbia Acorn Fund nor Columbia Acorn International expects to invest more than 5% of its net assets in such securities during the current fiscal year. Each of Columbia Acorn USA, Columbia Acorn Select and Columbia Acorn International Select do not intend to invest more than 20% of their total assets in debt securities nor more than 5% of their total assets in securities rated at or lower than the lowest investment grade. Columbia Thermostat Fund may invest up to 100% of its total assets in Portfolio Funds that invest in debt securities at times, including lower-rated securities, and securities that are not rated.


Securities rated BBB or Baa are considered to be medium grade and to have speculative characteristics. Lower-rated debt securities are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Investment in medium- or lower-quality debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt the market for such securities and adversely affect the value of such securities. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, the junk bond market may be severely disrupted, and issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations.

Medium- and lower-quality debt securities may be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and a Fund may have greater difficulty selling its portfolio securities. The market value of these securities and their liquidity may be affected by adverse publicity and investor perceptions. A more complete description of the characteristics of bonds in each ratings category is included in Appendix I to this SAI.

Illiquid and Restricted Securities

The Funds (excluding the Portfolio Funds) may not invest in illiquid securities, if as a result they would comprise more than 15% of the value of the net assets of the Fund. The limit on illiquid securities for each Portfolio Fund is 15%. An illiquid security generally is one that cannot be sold in the ordinary course of business within seven days at substantially the value assigned to it in calculations of a Fund's net asset value. Repurchase agreements maturing in more than seven days, OTC derivatives and restricted securities are generally illiquid; other types of investments may also be illiquid from time to time. If, through the appreciation of illiquid securities or the depreciation of liquid securities, a Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid assets, that Fund will take appropriate steps to protect liquidity. Illiquid securities are priced at a fair value determined in good faith by the board of Trustees or its delegate.


Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the "1933 Act"). Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at a fair value as determined in good faith by the board of Trustees. Neither Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA nor Columbia Thermostat Fund will invest more than 10% of its total assets (valued at the time of investment) in restricted securities.

Notwithstanding the above, a Fund may purchase securities that have been privately placed but that are eligible for purchase and sale under Rule 144A under the 1933 Act. That rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities that have not been registered for sale under the 1933 Act. The Adviser, under the supervision of the board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to each Fund's restriction of investing no more than 15% of its assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination the Adviser will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, the Adviser could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market, and (4) nature of the security and of market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and if, as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Funds' holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that a Fund does not invest more than the specified percentage of its assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of a Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.


Repurchase Agreements

Repurchase agreements are transactions in which a Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed-upon price, date, and market rate of interest unrelated to the coupon rate or maturity of the purchased security. Although repurchase agreements carry certain risks not associated with direct investments in securities, a Fund will enter into repurchase agreements only with banks and dealers the Adviser believes present minimal credit risks in accordance with guidelines approved by the board of Trustees. The Adviser will review and monitor the creditworthiness of such institutions, and will consider the capitalization of the institution, the Adviser's prior dealings with the institution, any rating of the institution's senior long-term debt by independent rating agencies, and other relevant factors.

A Fund will invest only in repurchase agreements collateralized at all times in an amount at least equal to the repurchase price plus accrued interest. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase were less than the repurchase price, the Fund would suffer a loss. If the financial institution which is party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings there may be restrictions on a Fund's ability to sell the collateral and the Fund or Portfolio Fund could suffer a loss. However, with respect to financial institutions whose bankruptcy or liquidation proceedings are subject to the U.S. Bankruptcy Code, each Fund intends to comply with provisions under such Code that would allow it immediately to resell such collateral.

When-Issued and Delayed Delivery Securities; Reverse Repurchase Agreements

The Funds and Portfolio Funds may purchase securities on a when-issued or delayed delivery basis. Although the payment and interest terms of these securities are established at the time a Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. A Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before the settlement date if the Adviser deems it advisable for investment reasons. A Fund may utilize spot and forward foreign currency exchange transactions to reduce the risk inherent in fluctuations in the exchange rate between one currency and another when securities are purchased or sold on a when-issued or delayed delivery basis.

A Fund may enter into reverse repurchase agreements with banks and securities dealers. A reverse repurchase agreement is a repurchase agreement in which the Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs.

At the time a Fund enters into a binding obligation to purchase securities on a when-issued basis or enters into a reverse repurchase agreement, assets of the Fund having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Fund and held by the custodian throughout the period of the obligation. The use of these investment strategies, as well as any borrowing by a Fund, may increase NAV fluctuation. The Funds have no present intention of investing in reverse repurchase agreements.

Zero Coupon Securities

Some of the Portfolio Funds may invest in zero coupon securities, which are securities issued at a significant discount from face value and do not pay interest at intervals during the life of the security. Zero coupon securities include securities issued in certificates representing undivided interests in the interest or principal of mortgage-backed securities (interest only/principal only), which tend to be more volatile than other types of securities. The Portfolio Fund will accrue and distribute income from stripped securities and certificates on a current basis and may have to sell securities to generate cash for distributions.

Step Coupon Bonds

Some of the Portfolio Funds may invest in debt securities which pay interest at a series of different rates (including 0%) in accordance with a stated schedule for a series of periods. In addition to the risks associated with the credit rating of the issuers, these securities may be subject to more volatility risk than fixed rate debt securities.

Tender Option Bonds

Some of the Portfolio Funds may invest in tender option bonds. A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the municipal security's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. The Portfolio Fund's advisor will consider on an ongoing basis the creditworthiness of the issuer of the underlying municipal securities, of any custodian, and of the third-party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying municipal securities and for other reasons.

Pay-In-Kind (PIK) Securities

Some Portfolio Funds may invest in securities which pay interest either in cash or additional securities. These securities are generally high yield securities and, in addition to the other risks associated with investing in high yield securities, are subject to the risks that the interest payments which consist of additional securities are also subject to the risks of high yield securities.

Money Market Instruments


Some Portfolio Funds may invest in money market instruments. Government obligations are issued by the U.S. or foreign governments, their subdivisions, agencies and instrumentalities. Supranational obligations are issued by supranational entities and are generally designed to promote economic improvements. Certificates of deposits are issued against deposits in a commercial bank with a defined return and maturity. Banker's acceptances are used to finance the import, export or storage of goods and are "accepted" when guaranteed at maturity by a bank. Commercial paper is a promissory note issued by businesses to finance short-term needs (including those with floating or variable interest rates, or including a frequent interval put feature). Short-term corporate obligations are bonds and notes (with one year or less to maturity at the time of purchase) issued by businesses to finance long-term needs. Participation Interests include the underlying securities and any related guaranty, letter of credit, or collateralization arrangement which some Portfolio Funds would be allowed to invest in directly.


Securities Loans


The Funds may make secured loans of their portfolio securities amounting to not more than the percentage of their total assets specified in "Investment Policies", thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to banks and broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the value of the securities on loan. The borrower pays to the Fund an amount equal to any dividends or interest received on securities lent. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved.


Mortgage Dollar Rolls

Some Portfolio Funds may invest in mortgage dollar rolls. In a mortgage dollar roll, the Portfolio Fund sells a mortgage-backed security and simultaneously enters into a commitment to purchase a similar security at a later date. The Portfolio Fund either will be paid a fee by the counterparty upon entering into the transaction or will be entitled to purchase the similar security at a discount. As with any forward commitment, mortgage dollar rolls involve the risk that the counterparty will fail to deliver the new security on the settlement date, which may deprive the fund of obtaining a beneficial investment. In addition, the security to be delivered in the future may turn out to be inferior to the security sold upon entering into the transaction. In addition, the transaction costs may exceed the return earned by the Portfolio Fund from the transaction.

Mortgage-Backed Securities

Some of the Portfolio Funds may invest in mortgage-backed securities, including "collateralized mortgage obligations" (CMOs) and "real estate mortgage investment conduits" (REMICs). Mortgage-backed securities evidence ownership in a pool of mortgage loans made by certain financial institutions that may be insured or guaranteed by the U.S. government or its agencies. CMOs are obligations issued by special-purpose trusts, secured by mortgages. REMICs are entities that own mortgages and elect REMIC status under the Internal Revenue Code. Both CMOs and REMICs issue one or more classes of securities of which one (the Residual) is in the nature of equity. The Portfolio Funds will not invest in the Residual class. Principal on mortgage-backed securities, CMOs and REMICs may be prepaid if the underlying mortgages are prepaid. Prepayment rates for mortgage-backed securities tend to increase as interest rates decline (effectively shortening the security's life) and decrease as interest rates rise (effectively lengthening the security's life). Because of the prepayment feature, these securities may not increase in value as much as other debt securities when interest rates fall. A Portfolio Fund may be able to invest prepaid principal only at lower yields. The prepayment of such securities purchased at a premium may result in losses equal to the premium.

Non-Agency Mortgage-Backed Securities

A Portfolio Fund may invest in non-investment grade mortgage-backed securities that are not guaranteed by the U.S. government or an agency. Such securities are subject to the risks described under "Lower Rated Debt Securities" and "Mortgage-Backed Securities." In addition, although the underlying mortgages provide collateral for the security, a Portfolio Fund may experience losses, costs and delays in enforcing its rights if the issuer defaults or enters bankruptcy, and the Portfolio Fund may incur a loss.

Asset-Backed Securities

Some Portfolio Funds may invest in asset-backed securities. Asset-backed securities are interests in pools of debt securities backed by various types of loans such as credit card, auto and home equity loans. These securities involve prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining interest rates. During periods of rising interest rates, asset-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the maturity of the securities. A decline in interest rates may lead to a faster rate of repayment on asset-backed securities and, therefore, cause a Portfolio Fund to earn a lower interest rate on reinvestment. In addition, the potential impact of prepayment on the price of an asset-backed security may be difficult to predict and result in greater volatility.

Municipal Lease Obligations

Some of the Portfolio Funds may invest in municipal lease obligations. Although a municipal lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, a municipal lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the municipal lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In addition, the tax treatment of such obligations in the event of non-appropriation is unclear.

Determinations concerning the liquidity and appropriate valuation of a municipal lease obligation, as with any other municipal security, are made based on all relevant factors. These factors include, among others: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer.

Participation Interests

Some Portfolio Funds may invest in municipal obligations either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on municipal obligations, provided that, in the opinion of counsel to the initial seller of each such certificate or instrument, any discount accruing on such certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related municipal obligations will be exempt from federal income tax to the same extent as interest on such municipal obligations. Some Portfolio Funds may also invest in tax-exempt obligations by purchasing from banks participation interests in all or part of specific holdings of municipal obligations. Such participations may be backed in whole or part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from the Portfolio Fund in connection with the arrangement. The Portfolio Fund will not purchase such participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned by it on municipal obligations in which it holds such participation interests is exempt from federal income tax.

Stand-by Commitments

When a Portfolio Fund purchases municipal obligations, it may also acquire stand-by commitments from banks and broker-dealers with respect to such municipal obligations. A stand-by commitment is the equivalent of a put option acquired by the Portfolio Fund with respect to a particular municipal obligation held in its portfolio. A stand-by commitment is a security independent of the municipal obligation to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances relating to a change in market value, would be substantially the same as the value of the underlying municipal obligation. A stand-by commitment might not be transferable by the Portfolio Fund, although it could sell the underlying municipal obligation to a third party at any time.

Some Portfolio Funds expect that stand-by commitments generally will be available without the payment of direct or indirect consideration. However, if necessary and advisable, the Portfolio Fund may pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the fund portfolio will not exceed 10% of the value of the fund's total assets calculated immediately after each stand-by commitment is acquired. The Portfolio Fund will enter into stand-by commitments only with banks and broker-dealers that, in the judgment of the Trust's Board of Trustees, present minimal credit risks.

Inverse Floaters

Some Portfolio Funds may invest in inverse floaters. Inverse floaters are derivative securities whose interest rates vary inversely to changes in short-term interest rates and whose values fluctuate inversely to changes in long-term interest rates. The value of certain inverse floaters will fluctuate substantially more in response to a given change in long-term rates than would a traditional debt security. These securities have investment characteristics similar to leverage, in that interest rate changes have a magnified effect on the value of inverse floaters.

Floating or Variable Rate Securities

Some of the Portfolio Funds may invest in floating or variable rate securities. Floating or variable rate securities have interest rates that periodically change according to the rise and fall of a specified interest rate index or a specific fixed-income security that is used as a benchmark. The interest rate typically changes every six months, but for some securities the rate may fluctuate weekly, monthly, or quarterly. The index used is often the rate for 90- or 180- day Treasury Bills. Variable-rate and floating-rate securities may have interest rate ceilings or caps that fix the interest rate on such a security if, for example, a specified index exceeds a predetermined interest rate. If an interest rate on a security held by the Portfolio Fund becomes fixed as a result of a ceiling or cap provision, the interest income received by the Fund will be limited by the rate of the ceiling or cap. In addition, the principal values of these types of securities will be adversely affected if market interest rates continue to exceed the ceiling or cap rate.


Real Estate Investment Trusts ("REITs")


Some Portfolio Funds may invest in REITs. REITs are pooled investment vehicles that invest primarily in real estate-such as shopping centers, malls, multi-family housing, or commercial property, or real-estate related loans such as mortgages. Investing in REITs involves unique risks and may be affected by changes in the value of the underlying property owned by the REIT or affected by the quality of the credit extended. REITs are significantly affected by the market for real estate and are subject to many of the same risks associated with direct ownership in real estate. Furthermore, REITs are dependent upon management skills and subject to heavy cash flow dependency.

Convertible Securities and Warrants

Some Portfolio Funds may purchase convertible securities and warrants. Convertible debentures are interest-bearing debt securities, typically unsecured, that represent an obligation of the corporation providing the owner with claims to the corporation's earnings and assets before common and preferred stock owners, generally on par with unsecured creditors. If unsecured, claims of convertible debenture owners would be inferior to claims of secured debt holders. Convertible preferred stocks are securities that represent an ownership interest in a corporation providing the owner with claims to the corporation's earnings and assets before common stock owners, but after bond owners. Investments by a Portfolio Fund in convertible debentures or convertible preferred stock would be a substitute for an investment in the underlying common stock, primarily either in circumstances where only the convertible security is available in quantities necessary to satisfy the Portfolio Fund's investment needs (for example, in the case of a new issuance of convertible securities) or where, because of financial market conditions, the conversion price of the convertible security is comparable to the price of the underlying common stock, in which case a preferred position with respect to the corporation's earnings and assets may be preferable to holding common stock.

Warrants are options to buy a stated number of underlying securities at a specified price any time during the life of the warrants. The securities underlying these warrants will be the same types of securities that a Portfolio Fund will invest in to achieve its investment objective of capital appreciation. The purchaser of a warrant expects the market price of the underlying security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus resulting in a profit. If the market price never exceeds the purchase price plus the exercise price of the warrant before the expiration date of the warrant, the purchaser will suffer a loss equal to the purchase price of the warrant.

To the extent the Portfolio Fund known as Columbia High Yield Fund acquires common stock through exercise of conversion rights or warrants or acceptance of exchange or similar offers, the common stock will not be retained in the portfolio. Orderly disposition of these equity securities will be made consistent with management's judgment as to the best obtainable price.

Senior Loans

Senior Loans generally are arranged through private negotiations between a borrower and the lenders represented in each case by one or more agents of the several lenders. Senior Loans in which some Portfolio Funds may purchase interests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally Prime Rate, LIBOR, the CD rate or other base lending rates used by commercial lenders. The Senior Loans in the Portfolio Funds' investment portfolios will at all times have a dollar-weighted average time until next interest rate redetermination of 180 days or less. Because of prepayment provisions, the actual remaining maturity of Senior Loans may vary substantially from the stated maturity of such loans.

Structured Notes


Some Portfolio Funds may invest in structured notes, including "total rate of return swaps" with rates of return determined by reference to the total rate of return on one or more loans referenced in such notes. The rate of return on the structured note may be determined by applying a multiplier to the rate of total return on the referenced loan or loans. Application of a multiplier is comparable to the use of financial leverage, which is a speculative technique. Leverage magnifies the potential for gain and the risk of loss, because a relatively small decline in the value of a referenced note could result in a relatively large loss in the value of structured note. Structured notes are treated as Senior Loans.


Temporary Strategies


The Funds have the flexibility to respond promptly to changes in market and economic conditions. In the interest of preserving shareholders' capital, the Adviser may employ a temporary defensive investment strategy if it determines such a strategy to be warranted. Pursuant to such a defensive strategy, a Fund temporarily may hold cash (U.S. dollars, foreign currencies, multinational currency units) and/or invest up to 100% of its assets in high quality debt securities or money market instruments of domestic issuers (or, in the case of Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn International Select and Columbia Thermostat Fund, those of foreign issuers), and most or all of the Fund's investments may be made in the United States and denominated in U.S. dollars. It is impossible to predict whether, when, or for how long a Fund might employ defensive strategies.


In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, a Fund temporarily may hold cash (U.S. dollars, foreign currencies, or multinational currency units) and may invest any portion of its assets in money market instruments.

Line of Credit


Columbia Acorn maintains a line of credit with a group of banks in order to permit borrowing on a temporary basis to meet share redemption requests in circumstances in which temporary borrowing may be preferable to liquidation of portfolio securities. Any borrowings under that line of credit by the Funds would be subject to each Fund's restrictions on borrowing under "Investment Policies" above.


TAXES - GENERAL

In this section, all discussions of taxation at the shareholder and Fund levels relate to federal taxes only. Consult your tax advisor for state, local and foreign tax considerations and for information about special tax considerations that may apply to shareholders that are not natural persons.

Dividends Received Deductions. Distributions will qualify for the corporate dividends received deduction only to the extent that dividends earned by each Fund qualify. Any such dividends are, however, includable in adjusted current earnings for purposes of computing corporate alternative minimum tax. The dividends received deduction for eligible dividends is subject to a holding period requirement.


Dividends paid by Columbia Acorn International and Columbia Acorn International Select are generally not eligible for the dividends received deduction for corporate shareholders because little or none of those Funds' income consists of dividends paid by United States corporations. A portion of the dividends paid by Columbia Acorn Fund, Columbia Acorn USA, Columbia Acorn Select and Columbia Thermostat Fund is generally eligible for the dividends-received deduction. Capital gain distributions paid from the Funds are never eligible for this deduction.

Fund Distributions. Distributions from a Fund will be taxable to shareholders as ordinary income to the extent derived from the Fund's investment income and net short-term gains, except for "qualified dividend income," as described below. Distributions of net capital gains (that is, the excess of net gains from capital assets held for more than one year over net losses from capital assets held for one year or less) will be taxable to shareholders as such, regardless of how long a shareholder has held shares in the Fund. In general, any distributions of net capital gains will be taxed at a rate of 15%.


All income and capital gains received by Columbia Thermostat Fund from a Portfolio Fund that it owns will be distributed by the Fund (after deductions from the Fund's allowable losses and expenses) and will be taxable to shareholders as described above. Because Columbia Thermostat Fund is actively managed, it may realize taxable net short-term capital gains by selling shares of a Portfolio Fund it owns with unrealized appreciation or capital losses which might be disallowed under wash sale rules or recharacterized. Accordingly, investing in Columbia Thermostat Fund rather than directly investing in the Portfolio Funds may result in accumulated tax liability to a shareholder since the Fund must distribute its net realized gains in accordance with those rules.

Distributions will be taxed as described above whether received in cash or in Fund shares. Dividends and distributions on the Funds' shares are generally subject to federal income tax as described herein to the extent they do not exceed a Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a Fund's net asset value also reflects unrealized losses.


Qualified Dividend Income. For taxable years beginning on or before December 31, 2008, "qualified dividend income" received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 120-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 180-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a foreign personal holding company, foreign investment company, or passive foreign investment company.

In general, distributions of investment income properly designated as derived from qualified dividend income may be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to his or her shares. Only qualified dividend income received by a Fund after December 31, 2002 is eligible for pass-through treatment. If the aggregate qualified dividends received by a Fund during any taxable year are 95% or more of its gross income, then 100% of the Fund's dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.


Return of Capital Distributions. To the extent that a distribution is a return of capital for federal tax purposes, it reduces the cost basis of the shares on the record date and is similar to a partial return of the original investment (on which a sales charge may have been paid). There is no recognition of a gain or loss, however, unless the return of capital exceeds the cost basis in the shares.

U.S. Government Securities. Many states grant tax-free status to dividends paid to shareholders of mutual funds from interest income earned by the Funds from direct obligations of the U.S. government. Investments in mortgage-backed securities (including GNMA, FNMA and FHLMC Securities) and repurchase agreements collateralized by U.S. government securities do not qualify as direct federal obligations in most states. Shareholders should consult with their own tax advisors about the applicability of state and local intangible property, income or other taxes to their Fund shares and distributions and redemption proceeds received from a Fund.

Sales of Shares. The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain realized upon a taxable disposition of shares generally will be treated as long-term capital gain if the shares have been held for more than one year. Otherwise the gain on the sale, exchange or redemption of Fund shares will be treated as short-term capital gain. In general, any loss realized upon a taxable disposition of shares will be treated as long-term loss if the shares have been held more than one year, and otherwise as short-term loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if substantially identical shares are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.


Under Treasury regulations, if a shareholder recognizes a loss with respect to securities of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder in any single taxable year (or a greater loss over a combination of years), the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders of a Fund should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Backup Withholding. Certain distributions and redemptions may be subject to a 28% backup withholding tax unless a taxpayer identification number and certification that the shareholder is not subject to the withholding is provided to Columbia Acorn. This number and form may be provided by either a Form W-9 or the accompanying application. In certain instances, CFS may be notified by the Internal Revenue Service that a shareholder is subject to backup withholding. This backup withholding rate will be 31% for amounts paid after December 31, 2010.


Excise Tax. To the extent that a Fund does not annually distribute substantially all taxable income and realized gains, it is subject to an excise tax. The Adviser intends to avoid this tax except when the cost of processing the distribution is greater than the tax.

Tax Accounting Principles. To qualify as a "regulated investment company," each Fund must (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, shares of regulated investment companies, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any issuer (other than U.S. government securities) and (c) distribute at least 90% of its ordinary income (inclusive of net short-term capital gains) earned each year. If a fund fails to qualify for pass-through tax treatment under Subchapter M, then it would be required to pay taxes on any income and realized capital gains, reducing the amount of income and realized capital gains that would otherwise be available for distribution to the fund's shareholders.

Hedging Transactions. If a Fund engages in hedging transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. Each Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund and its shareholders.

Options and Futures. If a Fund exercises a call or put option that it holds, the premium paid for the option is added to the cost basis of the security purchased
(call) or deducted from the proceeds of the security sold (put). For cash settlement options and futures options exercised by a Fund, the difference between the cash received at exercise and the premium paid is a capital gain or loss.

If a call or put option written by a Fund is exercised, the premium is included in the proceeds of the sale of the underlying security (call) or reduces the cost basis of the security purchased (put). For cash settlement options and futures options written by a Fund, the difference between the cash paid at exercise and the premium received is a capital gain or loss.

Entry into a closing purchase transaction will result in capital gain or loss. If an option written by a Fund is in-the-money at the time it was written and the security covering the option was held for more than the long-term holding period prior to the writing of the option, any loss realized as a result of a closing purchase transaction will be long-term. The holding period of the securities covering an in-the-money option will not include the period of time the option is outstanding.

If a Fund writes an equity call option/4/ other than a "qualified covered call option," as defined in the Internal Revenue Code, any loss on such option transaction, to the extent it does not exceed the unrealized gains on the securities covering the option, may be subject to deferral until the securities covering the option have been sold.

A futures contract held until delivery results in capital gain or loss equal to the difference between the price at which the futures contract was entered into and the settlement price on the earlier of delivery notice date or expiration date. If a Fund delivers securities under a futures contract, the Fund also realizes a capital gain or loss on those securities.

For federal income tax purposes, a Fund generally is required to recognize for each taxable year its net unrealized gains and losses as of the end of the year on futures, futures options and non-equity options positions ("year-end mark-to-market"). Generally, any gain or loss recognized with respect to such positions (either by year-end mark-to-market or by actual closing of the positions) is considered to be 60% long-term and 40% short-term, without regard to the holding periods of the contracts. However, in the case of positions classified as part of a "mixed straddle," the recognition of losses on certain positions (including options, futures and futures options positions, the related securities and certain successor positions thereto) may be deferred to a later taxable year. Sale of futures contracts or writing of call options (or futures call options) or purchase of put options (or futures put options) that are intended to hedge against a change in the value of securities held by a Fund may affect the holding period of the hedged securities.

If a Fund were to enter into a short index future, short index futures option or short index option position and the Fund's portfolio were deemed to "mimic" the performance of the index underlying such contract, the option or futures contract position and the Fund's stock positions may be deemed to be positions in a mixed straddle, subject to the above-mentioned loss deferral rules.

The Internal Revenue Code imposes constructive sale treatment for federal income tax purposes on certain hedging strategies with respect to appreciated securities. Under these rules taxpayers will recognize gain, but not loss, with respect to securities if they enter into short sales or "offsetting notional principal contracts" (as defined by the Code) with respect to, or futures or "forward contracts" (as defined by the Code) with respect to, the same or substantially identical property, or if they enter into such transactions and then acquire the same or substantially identical property. The Secretary of the Treasury is authorized to promulgate regulations that will treat as constructive sales certain transactions that have substantially the same effect as short sales, offsetting notional principal contracts, and futures or forward contracts to deliver the same or substantially similar property.

In order for the Funds to continue to qualify for federal income tax treatment as regulated investment companies, at least 90% of each Fund's gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts). Any net gain realized from futures (or futures options) contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement.

----------

/4/ An equity option is defined to mean any option to buy or sell stock, and any other option the value of which is determined by reference to an index of stocks of the type that is ineligible to be traded on a commodity futures exchange (e.g., an option contract on a sub-index based on the price of nine hotel-casino stocks). The definition of equity option excludes options on broad-based stock indexes (such as the Standard & Poor's 500 index).

The Funds intend to distribute to shareholders annually any capital gains that have been recognized for federal income tax purposes (including year-end mark-to-market gains) on options and futures transactions, together with gains on other Fund investments, to the extent such gains exceed recognized capital losses and any net capital loss carryovers of the Funds. Shareholders will be advised of the nature of such capital gain distributions.

Securities Issued at a Discount. A Fund's investment in debt securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In such cases, a Fund may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level.

Foreign Transactions. A Fund's transactions in foreign currencies, foreign currency-denominated debt securities, certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Foreign currency gains and losses, including the portion of gain or loss on the sale of debt securities attributable to foreign exchange rate fluctuations, are taxable as ordinary income. If the net effect of these transactions is a gain, the income dividend paid by a Fund will be increased; if the result is a loss, the income dividend paid by a Fund will be decreased.

If more than 50% of a Fund's total assets at the end of its fiscal year are invested in stock or securities of foreign corporate issuers, the Fund may make an election permitting its shareholders to take a deduction or credit for federal tax purposes for their portion of certain qualified foreign taxes paid by the Fund. The Adviser will consider the value of the benefit to a typical shareholder, the cost to a Fund of compliance with the election, and incidental costs to shareholders in deciding whether to make the election. A shareholder's ability to claim such a foreign tax credit will be subject to certain limitations imposed by the Internal Revenue Code, including a holding period requirement, as a result of which a shareholder may not get a full credit for the amount of foreign taxes so paid by a Fund. Shareholders who do not itemize on their federal income tax returns may claim a credit (but not a deduction) for such foreign taxes.


Each of Columbia Acorn International and Columbia Acorn International Select intends to meet the requirements of the Code to "pass through" to its shareholders foreign income taxes paid, but there can be no assurance that it will be able to do so. Each shareholder will be notified within 60 days after the close of each taxable year of Columbia Acorn International or Columbia Acorn International Select, if the foreign taxes paid by the Fund will "pass through" for that year, and, if so, the amount of each shareholder's pro rata share (by country) of (i) the foreign taxes paid, and (ii) the Fund's gross income from foreign sources. Shareholders who are not liable for federal income taxes, including retirement plans qualified under Section 401 of the Code, will not be affected by any such "pass through" of foreign tax credits. Columbia Acorn Fund, Columbia Acorn USA, Columbia Acorn Select and Columbia Thermostat Fund do not expect to be able to "pass through" foreign tax credits.


Investment by a Fund in certain "passive foreign investment companies" could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may be able to elect to treat a passive foreign investment company as a "qualified electing fund," in which case the Fund will be required to include its share of the company's income and net capital gain annually, regardless of whether it receives any distribution from the company. Alternatively, a Fund may make an election to mark the gains (and, to a limited extent, losses) in such holdings "to market" as though it had sold and repurchased its holdings in those passive foreign investment companies on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The qualified electing fund and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increasing the amount required to be distributed for a Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) in order to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund's total return.

MANAGEMENT OF THE TRUST


Each of the Adviser, CFS and CFD is an subsidiary of Columbia Management Group, Inc., which in turn is a wholly owned subsidiary of Bank of America Corporation. Columbia Management Group's investment portfolio is diversified by asset classes, with 50 percent in equity, 30 percent in fixed income, and 20 percent in money market funds. Columbia Management Group, Inc. is located at 100 Federal Street, Boston, MA 02110. Bank of America Corporation, which trades on the New York Stock Exchange under the symbol "BAC", is located at 100 North Tryon Street, Charlotte, NC 28255.

Trustees and Officers. The board of Trustees has overall management responsibility for the Funds. The board of Trustees serve indefinite terms of unlimited duration provided that a majority of Trustees always has been elected by shareholders. The Trustees appoint their own successors, provided that at least two-thirds of the Trustees, after such appointment, have been elected by shareholders. Shareholders may remove a Trustee, with or without cause, upon the vote of two-thirds of the Trust's outstanding shares at any meeting called for that purpose. A Trustee may be removed with or without cause upon the vote of a majority of the Trustees.


With respect to Columbia Thermostat Fund, certain of the officers of the Trust also serve as officers of the Underlying Trusts. In addition, the Adviser serves as investment adviser to certain of the Portfolio Funds. Conflicts may arise as these persons seek to fulfill their fiduciary responsibilities at both levels.


The names of the Trustees and officers of Columbia Acorn, the date each was first elected or appointed to office, their principal business occupations and other directorships they have held during at least the last five years, are shown below. Each Trustee serves in such capacity for each of the six series of Columbia Acorn. Mr. Wanger also serves as a Trustee for each of the four series of the Wanger Advisors Trust.





                                                                                  Number of
  Name, Position(s)      Year First                                             Portfolios in
 with Columbia Acorn     Elected or           Principal Occupation(s)            Fund Complex
      and Age at         Appointed                   during                      Overseen by              Other
   January 1, 2004      to Office**              Past Five Years               Trustee/Officer        Directorships
----------------------  -----------  ----------------------------------------  ---------------  ------------------------
Trustees who are not interested persons of Columbia Acorn:

Margaret Eisen, 50,        2002      Chief Investment Officer, EAM                    6         Antigenics, Inc.
Trustee*                             International LLC 2003-present; chair,                     (biotechnology and
                                     Institute for Financial Markets;                           drugs); Global Financial
                                     formerly managing director, DeGuardiola                    Group (venture capital
                                     Advisors; formerly managing director,                      fund of funds).
                                     North American Equities at General
                                     Motors Asset Management; prior thereto,
                                     director of Worldwide Pension
                                     Investments for DuPont Asset Management.


Leo A. Guthart, 66,        1994      Executive vice president, Honeywell              6         AptarGroup, Inc.
Trustee                              International (home and building                           (producer of dispensing
                                     control); chairman, Cylink Corporation                     valves, pumps and
                                     (supplier of encryption equipment);                        closures); Symbol
                                     former chairman of the board of                            Technologies, Inc.
                                     trustees, Hofstra University; chairman                     (manufacturer of bar
                                     and chief executive officer, Topspin                       code scanning
                                     Partners, L.P.                                             equipment).

Jerome Kahn, Jr., 69,      1987      Former president, William Harris                 6                  None.
Trustee                              Investors, Inc. (investment adviser).

Steven N. Kaplan, 44,      1999      Neubauer Family Professor of                     6                  None.
Trustee                              Entrepreneurship and Finance, Graduate
                                     School of Business, University of
                                     Chicago.

                                                                                  Number of
  Name, Position(s)      Year First                                             Portfolios in
 with Columbia Acorn     Elected or           Principal Occupation(s)           Fund Complex
      and Age at         Appointed                   during                      Overseen by              Other
   January 1, 2004      to Office**              Past Five Years                Trustee/Officer        Directorships
----------------------  -----------  ----------------------------------------  ---------------  ------------------------
David C. Kleinman, 68,     1972      Adjunct professor of strategic                   6         Sonic Foundry, Inc.
Trustee                              management, University of Chicago                          (software); AT&T Latin
                                     Graduate School of Business; Business                      America.
                                     consultant.

Allan B. Muchin, 68,       1998      Chairman emeritus, Katten Muchin Zavis           6         Alberto-Culver Company
Trustee                              Rosenman (law firm).                                       (toiletries).

Robert E. Nason, 67,       1998      Consultant and private investor since            6                  None.
Trustee and Chairman                 1998; from 1990-1998, executive partner
                                     and chief executive officer, member of
                                     the executive committee of Grant
                                     Thornton, LLP (public accounting firm)
                                     and member of the policy board of Grant
                                     Thornton International.

John A. Wing, 68,          2002      Frank Wakely Gunsaulus Professor of Law          6         AmerUs Life Holdings
Trustee                              and Finance, and chairman of the Center                    (life insurance); LDF,
                                     for the Study of Law and Financial                         Inc. and Labe Federal
                                     Markets, Illinois Institute of                             Bank (banking); Margo
                                     Technology; prior thereto, chairman of                     Caribe, Inc. (farming).
                                     the board and chief executive officer of
                                     ABN-AMRO Incorporated, formerly The
                                     Chicago Corporation, and chief executive
                                     officer of Market Liquidity Network,
                                     LLC.

Trustees who are interested persons of Columbia Acorn:

Charles P. McQuaid, 50     1992      President of Columbia WAM since October 13,    10                 None.
Trustee and President                2003; Chief Investment Officer of
(1)                                  Columbia WAM since September 30, 2003;
                                     Portfolio manager since 1995 and
                                     director of research since July 1992
                                     through December 2003 of Columbia WAM;
                                     principal, Wanger Asset Management, L.P.
                                     ("WAM") from July 1995 to September 29,
                                     2000; president, Wanger Advisors Trust.

Ralph Wanger, 69,          1970      Founder, former president, chief                 10        Wanger Advisors Trust (4
Trustee (1)                          investment officer and portfolio                           portfolios).
                                     manager, Columbia WAM (1992-2003);
                                     Director of Columbia WAM; principal,
                                     WAM from July 1992 until September 29,
                                     2000; president, WAM Ltd. from July 1992
                                     to September 29, 2000; former president,
                                     Wanger Advisors Trust; director, Wanger
                                     Investment Company plc.

                                                                                  Number of
                                                                                Portfolios in
  Name, Position(s)      Year First                                             Fund Complex
 with Columbia Acorn     Elected or           Principal Occupation(s)             For Which
      and Age at         Appointed                   during                    Officer Acts in            Other
   January 1, 2004      to Office**              Past Five Years                Same Capacity         Directorships
----------------------  -----------  ----------------------------------------  ---------------  ------------------------
Officers of Columbia Acorn:

J. Kevin                   2001      Treasurer of the Columbia Funds and of           10                 None.
Connaughton, 39,                     the Columbia All-Star Funds since
Assistant Treasurer                  December 2000 (formerly controller and
                                     chief accounting officer of the Columbia
                                     Funds and of the Columbia All-Star Funds
                                     from February 1998 to October 2000);
                                     treasurer of the Stein Roe Funds since
                                     February 2001 (formerly chief accounting
                                     officer and controller from May 2000 to
                                     February 2001); treasurer of the Galaxy
                                     Funds since September 2002; senior vice
                                     president of Columbia Funds Group since
                                     January 2001; (formerly vice president
                                     of Colonial Management Associates from
                                     February 1998 to October 2000).

P. Zachary Egan, 35,       2003      Analyst and portfolio manager, Columbia          6                  None.
Vice President                       WAM since 1999; prior thereto, a
                                     research fellow with the Robert Bosch
                                     Foundation.

Kenneth A. Kalina, 44,     1995      Treasurer and Chief financial officer,           10                 None.
Assistant Treasurer                  Columbia WAM since April 2000; assistant
                                     treasurer, Wanger Advisors Trust; fund
                                     controller, Columbia WAM since
                                     September 1995; director, New Americas
                                     Small Cap Fund.


Bruce H. Lauer, 46,        1995      Chief operating officer, Columbia WAM            10                 None.
Vice President,                      since April 1995; principal, WAM from
Secretary and                        January 2000 to September 29, 2000; vice
Treasurer                            president, treasurer and secretary,
                                     Wanger Advisors Trust; director, Wanger
                                     Investment Company plc and New Americas
                                     Small Cap Fund.

Robert A. Mohn, 42,        1997      Analyst and portfolio manager, Columbia          10                 None.
Vice President                       WAM since August 1992; principal, WAM
                                     from 1995 to September 29, 2000; vice
                                     president, Wanger Advisors Trust.

Louis J. Mendes, 39        2003      Analyst and portfolio manager, Columbia          6                  None.
Vice President                       WAM since 2001; prior thereto, analyst
                                     and portfolio manager, Merrill Lynch.

Todd Narter, 39,           2001      Analyst and portfolio manager, Columbia          10                 None.
Vice President                       WAM since June 1997; vice president,
                                     Wanger Advisors Trust.

                                                                                  Number of
                                                                                Portfolios in
  Name, Position(s)      Year First                                             Fund Complex
 with Columbia Acorn     Elected or           Principal Occupation(s)             For Which
      and Age at         Appointed                   during                    Officer Acts in            Other
   January 1, 2004      to Office**              Past Five Years                Same Capacity         Directorships
----------------------  -----------  ----------------------------------------  ---------------  ------------------------
Christopher Olson, 39,     2001      Analyst and portfolio manager, Columbia          10                 None.
Vice President                       WAM since January 2001; vice president,
                                     Wanger Advisors Trust; prior thereto,
                                     director and portfolio strategy analyst
                                     with UBS Asset Management/Brinson
                                     Partners.

David Rozenson, 49                   Secretary of the Columbia Funds and of           10                 None
Chief Legal Officer                  the Columbia All-Star Funds since
                                     December 2003; Senior counsel, Fleet
                                     Boston Financial Corporation since
                                     January 1996; Associate general counsel,
                                     Columbia Management Group since November
                                     2002.

Ben Andrews, 38            2004      Analyst and portfolio manager of Columbia        10                 None.
Vice President                       WAM since 1998; prior thereto senior
                                     analyst at Rothschild Investment
                                     Corporation

Vincent P.                 2001      Vice president and senior counsel,               10                 None.
Pietropaolo, 38,                     Columbia Funds Group since December
Assistant Secretary                  1999; associate, Morgan Lewis & Bockius,
                                     October 1998 to December 1999; product
                                     manager, Putnam Investments from April
                                     1997 to October 1998.

Robert Scales, 51          2004      Deputy Counsel, Grant Thornton LLP               10                 None.
Chief Compliance Officer,            2002-2004; Associate general counsel, UBS
Vice President and                   Paine Webber 1997-2002.
General Counsel







* Effective May 19, 2004, Ms. Eisen will become a director of Instinet Group Incorporated.


** Dates prior to April 1992 correspond to the date first elected or appointed as a director or officer of Acorn Fund Inc., the Trust's predecessor.


(1) Trustee who is an "interested person" of the Trust and of Columbia WAM, as defined in the Investment Company Act of 1940, because he is an officer of the Trust and an employee of Columbia WAM. Effective September 30, 2003, Mr. Wanger no longer serves as president of the Trust and president, chief investment officer and portfolio manager of Columbia WAM. As of that date, Mr. McQuaid became chief investment officer of Columbia WAM, and Mr. Wanger continues to serve as an interested Trustee of the Trust and remains affiliated with Columbia WAM, acting in an advisory capacity.






The address for the trustees and officers of the Trust is Columbia Wanger Asset Management, L.P., 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606.

During 2003 the Funds paid fees aggregating $482,000.00 to board members who were not affiliated with the Adviser. The following table sets forth the total compensation (including any amounts deferred, as described below) paid by the Trust during the fiscal year ended December 31, 2003 to each of the Trustees of the Trust:



                          Compensation Table
-------------------------------------------------------------
                                           Total Compensation
                          Aggregate          from Funds and
                         Compensation      Fund Complex Paid
Name of Trustee           from Funds           to Trustees
-------------------------------------------------------------
Trustees who are not interested persons of Acorn:
Margaret Eisen           $  58,500.00      $        58,500.00
Leo A. Guthart (1)       $  48,500.00      $        48,500.00
Jerome Kahn, Jr.         $  53,250.00      $        53,250.00

                               Compensation Table
--------------------------------------------------------------------------------
                                                              Total Compensation
                                                 Aggregate      from Funds and
                                               Compensation      Fund Complex
Name of Trustee                                 from Funds     Paid to Trustees
--------------------------------------------------------------------------------
Steven N. Kaplan (1)                           $   51,000.00  $        51,000.00
David C. Kleinman                              $   71,000.00  $        71,000.00
Allan B. Muchin                                $   59,500.00  $        59,500.00
Robert E. Nason (1)                            $   88,500.00  $        88,500.00
John A. Wing (1)                               $   51,750.00  $        51,750.00
Trustees who are interested persons of Acorn:
Charles P. McQuaid                             $           0  $                0
Ralph Wanger                                   $           0  $                0

(1) Includes fees deferred during the year pursuant to a deferred compensation plan. As of December 31, 2003, the value of each of the deferred compensation accounts in the Funds for Messrs. Guthart, Kaplan, Nason and Wing was $366,198.00, $124,481.00, $432,702.00, $98,192.00, respectively.

The officers and Trustees affiliated with the Adviser serve without any compensation from the Trust. Columbia Acorn has adopted a deferred compensation plan (the "Plan") for its non-interested Trustees. Under the Plan, the Trustees who are not "interested persons" of Columbia Acorn or Columbia WAM ("participating Trustees") may defer receipt of all or a portion of their compensation from the Trust in order to defer payment of income taxes or for other reasons. The deferred compensation payable to a participating Trustee is credited to a book reserve account as of the business day such compensation would have been paid to such Trustee. The deferred compensation accrues income from the date of credit in an amount equal to the amount that would have been earned had such deferred compensation (and all income earned thereon) been invested and reinvested in shares of one or more of the Funds. If a participating Trustee retires, such Trustee may elect to receive payments under the plan in a lump sum or in equal annual installments over a period of five years. If a participating Trustee dies, any amount payable under the Plan will be paid to that Trustee's beneficiaries. Each Fund's obligation to make payments under the Plan is a general obligation of that Fund. No Fund is liable for any other Fund's obligations to make payments under the Plan.


The Agreement and Declaration of Trust ("Declaration") of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust but that such indemnification will not relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

Committees     The standing committees of the Trust's Board of Trustees are:


                                                                                                No. of Meetings
Committee               Members             Function                                            Held in 2003
----------------------  ------------------  --------------------------------------------------  ---------------
Executive               Allan B. Muchin     Exercise powers of the Board of Trustees during            1
                        Robert E. Nason     intervals between meetings of the board, with
                        Ralph Wanger        certain exceptions.
                           (alternate)
                        Charles P. McQuaid

Audit                   David C. Kleinman   Make recommendations to the Board of Trustees
                            (chairman)      regarding the selection of independent auditors
                        Jerome Kahn, Jr.    for the Trust, confer with the independent                 2
                        Robert E. Nason     auditors regarding the scope and results of each
                        John A. Wing        audit and carry out the provisions of its charter.

                                                                                                No. of Meetings
Committee               Members             Function                                            Held in 2003
----------------------  ------------------  --------------------------------------------------  ---------------
Valuation               Charles P. McQuaid  Determine valuations of portfolio securities held
                            (chairman)      by any series of the Trust in instances as
                        Ralph Wanger        required by the valuation procedures adopted by           14
                        Robert E. Nason     the Board of Trustees.
                        Jerome Kahn, Jr.
                           (alternate)
                        John A. Wing
                           (alternate)

Investment Advisory     Allan B. Muchin     Make recommendations to the Board of Trustees
Agreement                  (chairman)       regarding the continuation or amendment of the
                        Margaret Eisen      investment advisory agreements between the Trust           2
                        Leo A. Guthart      and the Adviser.
                        Jerome Kahn, Jr.
                        David C. Kleinman

Governance              Allan B. Muchin     Make recommendations to the board regarding
                            (chairman)      committees of the board and committee assignments,
                        Margaret Eisen      make recommendations to the board regarding the            1
                        Steven N. Kaplan    composition of the board and candidates for
                        Robert E. Nason     election as non-interested Trustees, oversee the
                                            process for evaluating the functioning of the
                                            board, and make recommendations to the board
                                            regarding the compensation of Trustees who are not
                                            affiliated with any investment adviser,
                                            administrator or distributor of the Funds. The
                                            Governance Committee will not consider shareholder
                                            recommendations regarding candidates for election
                                            as Trustees; however, such recommendations may be
                                            made in the form of a shareholder proposal to be
                                            presented at any future meeting of shareholders of
                                            the Funds.

Investment Performance  David C. Kleinman   Examine methods of mutual fund performance
Analysis                   (chairman)       measurement and make recommendations to the Board
                        Steven N. Kaplan    of Trustees about the types of performance reports         2
                        Charles P. McQuaid  to be provided to the board.
                        John A. Wing

Compliance              Margaret M. Eisen   Provide oversight of the monitoring processes and
                        Steven N. Kaplan    controls regarding the Trust with legal,
                        Jerome Kahn, Jr.    regulatory and internal rules, policies,                   0*
                        John A. Wing        procedures and standards other than those relating
                           (chairman)       to accounting matters and oversight of compliance
                                            by the Trust's investment adviser, principal
                                            underwriter and transfer agent.

* Compliance Committee was formed on December 5, 2003


Investment Adviser


Columbia Wanger Asset Management, L.P. ("Columbia WAM") (formerly Wanger Asset Management, L.P. prior to September 29, 2000 ("WAM")), serves as the investment adviser for the Funds and for other institutional accounts. As of December 31, 2003, Columbia WAM had approximately $17.4 billion under management, including the Funds. Columbia WAM and its predecessor have managed mutual funds, including Columbia Acorn since 1992. Columbia WAM is an indirect wholly owned subsidiary of Columbia Management Group, Inc., which in turn is a wholly owned subsidiary of Bank of America Corporation. Prior to April 1, 2004, Columbia Management Group was a wholly owned subsidiary of FleetBoston Financial Corporation ("Fleet"). On April 1, 2004, FleetBoston Financial Corporation was acquired by Bank of America Corporation.

The Portfolio Funds are managed by Columbia WAM and its affiliate Columbia Management Advisors, Inc., previously named Columbia Management Company ("CMA"). On April 1, 2003, Colonial Management Associates, Inc., Stein Roe & Farnham Incorporated and certain other affiliated investment adviser entities were merged with and into CMA. CMA assumed all of the business associated with each of the merged investment advisers. Like Columbia WAM, CMA is owned by Columbia Management Group, Inc. CMA also may provide administrative and operational services to Thermostat.

At a meeting of the board of Trustees held on June 2, 2003, called in part for the purpose of voting on the continuation of the Advisory Agreements with Columbia WAM, the Advisory Agreements were continued through July 31, 2004 by the unanimous vote of the "non-interested" Trustees of the Trust voting separately. The Trustees considered information about, among other things: (1) Columbia WAM and its respective personnel, resources and investment process; (2) the terms of the new Advisory Agreements; (3) the nature and quality of services provided by Columbia WAM; (4) the investment performance of each Fund and of similar funds managed by other advisors; (5) the profitability to Columbia WAM of its relationship with the Funds; (6) fall-out benefits from that relationship; (7) compensation payable by the Funds to affiliates of the Adviser for other services; (8) economies of scale; and (9) comparative fees and expense ratios. The Trustees also considered the terms of an agreement between the Trust and Fleet National Bank, a wholly-owned subsidiary of Bank of America Corporation, (the "Fleet Agreement") in which Fleet agreed that through July 31, 2004, except as otherwise authorized by the Trustees, it would: (1) preserve the autonomy of the Trust; (2) preserve the independence of Columbia WAM, including its investment philosophy and approach to investment operations, research and talent; (3) allow Columbia WAM considerable latitude to recruit and compensate (on competitive terms) investment management personnel; (4) not interfere with Columbia WAM's relationships with regional brokers unless regulatory or compliance concerns dictate and permit Columbia WAM to continue to allocate the commissions and soft dollar payments as it has in the past; (5) maintain the trading desk at Columbia WAM for domestic and international trading activities; and (6) not add to the current management responsibilities of any portfolio manager of a Fund the responsibility to manage additional funds from the Fleet organization without the consent of the Trustees.

Each Advisory Agreement will continue from year to year thereafter so long as such continuation is approved at least annually by (1) the Board of Trustees or the vote of a majority of the outstanding voting securities of the Fund or Portfolio Fund, and (2) a majority of the Trustees who are not interested persons of any party to the Agreement, cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement may be terminated at any time, without penalty, by either the Trust or Columbia WAM, upon 60 days' written notice, and automatically terminates in the event of its assignment as defined in the 1940 Act.

Under its Advisory Agreement with the Funds, the Adviser provides the Fund with discretionary investment services. Specifically, the Adviser is responsible for supervising and directing the investments of the Fund in accordance with the Fund's investment objective, program, and restrictions as provided in the Funds' prospectuses and this SAI. The Adviser is also responsible for effecting all security transactions on behalf of the Funds, including the allocation of principal business and portfolio brokerage and the negotiation of commissions (see "Portfolio Transactions" below). The Administration Agreement provides for the payment to the Adviser of the fee described in the Prospectuses.

Under the Administration Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the matters to which such Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard of its obligations and duties under the Agreement.


The advisory fees paid to the Adviser by each Fund for the fiscal years ended December 31, 2003, 2002 and 2001 were as follows:



Fund                               2003                           2002                            2001
Columbia Acorn Fund             $52,118,000                     $37,007,000                    $29,187,000
Columbia Acorn                  $11,792,000                     $12,863,000                    $16,504,000
International
Columbia Acorn USA               $4,194,000                      $3,027,000                     $2,382,000
Columbia Acorn Select  gross advisory fee: $3,817,000  gross advisory fee: $1,095,000  gross advisory fee: $748,000
                       exp. reimb.:                (0) exp. reimb.:           (45,000) exp. reimb:          (53,000)
                       ------------------------------  ------------------------------  ----------------------------
                       net advisory fee:   $3,817,000  net advisory fee:   $1,050,000  net advisory fee:   $695,000

Columbia Acorn         gross advisory fee:   $330,000  gross advisory fee:   $381,000  gross advisory fee: $877,000
International Select   exp. reimb.:          (147,000) exp. reimb.:          (119,000) exp. reimb:          (36,000)
                       ------------------------------  ------------------------------  ----------------------------
                       net advisory fee:     $183,000  net advisory fee:     $262,000  net advisory fee:   $841,000

Columbia               gross advisory fee:    $49,000  gross advisory fee:     $1,000                            $0
Thermostat Fund        exp. reimb.:          (350,000) exp. reimb.:          (129,000)
                       ------------------------------  ------------------------------
                       net advisory fee:    ($301,000) net advisory fee:    $(128,000)



Columbia WAM receives advisory fees from some of the Portfolio Funds in which Columbia Thermostat Fund invests.

The administrative fees paid to the Adviser by each Fund for the fiscal years ended December 31, 2003, 2002 and 2001 were as follows:

Fund                                      2003           2002           2001

Columbia Acorn Fund                   $  3,905,000   $  2,747,000   $  2,141,000
Columbia Acorn International          $    703,000   $    774,000   $  1,017,000
Columbia Acorn USA                    $    227,000   $    163,000   $    127,000
Columbia Acorn Select                 $    212,000   $     61,000   $     42,000
Columbia Acorn International Select   $     17,000   $     20,000   $     46,000
Columbia Thermostat Fund              $     25,000   $          0   $          0

Portfolio Transactions

The Adviser places the orders for the purchase and sale of the Funds' portfolio securities and options and futures contracts. The Adviser's overriding objective in effecting portfolio transactions is to seek to obtain the best combination of price and execution. The best net price, giving effect to brokerage commissions, if any, and other transaction costs, normally is an important factor in this decision, but a number of other judgmental factors may also enter into the decision. These include: the Adviser's knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the security being traded; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality; the execution, clearance and settlement capabilities of the broker or dealer selected and others which are considered; the Adviser's knowledge of the financial stability of the broker or dealer selected and such other brokers or dealers; and the Adviser's knowledge of actual or apparent operational problems of any broker or dealer. Recognizing the value of these factors, the Funds may pay a brokerage commission in excess of that which another broker or dealer may have charged for effecting the same transaction. Evaluations of the reasonableness of brokerage commissions, based on the foregoing factors, are made on an ongoing basis by the Adviser's staff while effecting portfolio transactions. The general level of brokerage commissions paid is reviewed by the Adviser, and reports are made annually to the board of Trustees of the Funds.

With respect to issues of securities involving brokerage commissions, when more than one broker or dealer is believed to be capable of providing the best combination of price and execution with respect to a particular portfolio transaction for a Fund, the Adviser often selects a broker or dealer that has furnished it with research products or services such as research reports, subscriptions to financial publications and research compilations, compilations of securities prices, earnings, dividends, and similar data, and computer data bases, quotation equipment and services, research-oriented computer software and services, and services of economists and other consultants. Selection of brokers or dealers is not made pursuant to an agreement or understanding with any of the brokers or dealers; however, the Adviser uses an internal allocation procedure to identify those brokers or dealers who provide it with research products or services and the amount of research products or services they provide, and endeavors to direct sufficient commissions generated by its clients' accounts in the aggregate, including the Funds, to such brokers or dealers to ensure the continued receipt of research products or services that the Adviser feels are useful. In certain instances, the Adviser receives from brokers and dealers products or services which are used both as investment research and for administrative, marketing, or other non-research purposes. In such instances, the Adviser makes a good faith effort to determine the relative proportions of such products or services which may be considered as investment research. The portion of the costs of such products or services attributable to research usage may be defrayed by the Adviser (without prior agreement or understanding, as noted above) through transaction charges generated by transactions by clients (including the Funds) while the portions of the costs attributable to non-research usage of such products or services is paid by the Adviser in cash. No person acting on behalf of the Funds is authorized, in recognition of the value of research products or services, to pay a commission in excess of that which another broker or dealer might have charged for effecting the same transaction. Research products or services furnished by brokers and dealers may be used in servicing any or all of the clients of the Adviser and not all such research products or services are used in connection with the management of the Funds.


With respect to the Funds' purchases and sales of portfolio securities transacted with a broker or dealer on a net basis, the Adviser may also consider the part, if any, played by the broker or dealer in bringing the security involved to the Adviser's attention, including investment research related to the security and provided to a Fund. Columbia Acorn has arranged for its custodian to act as a soliciting dealer to accept any fees available to the custodian as a soliciting dealer in connection with any tender offer for the Funds' portfolio securities held by the Funds. The custodian will credit any such fees received against its custodial fees. In addition, the Board of Trustees has reviewed the legal developments pertaining to and the practicability of attempting to recapture underwriting discounts or selling concessions when portfolio securities are purchased in underwritten offerings. However, the Board has been advised by counsel that recapture by a mutual fund currently is not permitted under the rules of the National Association of Securities Dealers.

The Adviser may place trades for the Funds through affiliates of the Adviser pursuant to procedures adopted by the Board of Trustees. The Funds will pay these affiliates a commission for these transactions. The Funds have adopted procedures consistent with Investment Company Act Rule 17e-1 governing such transactions.

Brokerage Commissions (dollars in thousands)


                               Columbia Acorn Fund

                                                    Years Ended
                                       ------------------------------------
                                          2003         2002         2001
                                       ----------  ------------  ----------
Total commissions                      $    8,476  $      7,518  $    3,147
Directed transactions(a)                  802,850     1,033,576     687,718
Commissions on directed transactions        1,986         1,862       1,569

                          Columbia Acorn International

                                                    Years Ended
                                       ------------------------------------
                                          2003         2002         2001
                                       ----------  ------------  ----------
Total commissions                      $    3,113  $      4,305  $    4,302
Directed transactions(a)                  189,971       740,797     285,585
Commissions on directed transactions          452           584         729

                               Columbia Acorn USA

                                                    Years Ended
                                       ------------------------------------
                                          2003         2002         2001
                                       ----------  ------------  ----------
Total commissions                      $      592  $        768  $      190
Directed transactions(a)                   46,205        78,528      63,497
Commissions on directed transactions          113           265         127

                              Columbia Acorn Select

                                                    Years Ended
                                       ------------------------------------
                                          2003         2002         2001
                                       ----------  ------------  ----------
Total commissions                      $      995  $        310  $      186
Directed transactions(a)                  115,191        74,798      98,100
Commissions on directed transactions          191           160         134

                       Columbia Acorn International Select

                                                    Years Ended
                                       ------------------------------------
                                          2003         2002         2001
                                       ----------  ------------  ----------
Total commissions                      $      105  $        222  $      459
Directed transactions(a)                   11,996        44,165      48,760
Commissions on directed transactions           25            58         135

                            Columbia Thermostat Fund

                                                    Years Ended
                                       ------------------------------------
                                          2003         2002         2001
                                       ----------  ------------  ----------
Total commissions                               0  $          0  $        0
Directed transactions(a)                        0             0           0
Commissions on directed transactions            0             0           0


(*) Rounds to less than one.


The Trust is required to identify any securities of its "regular brokers or dealers" that the Funds have acquired during their most recent fiscal year. At December 31, 2003, the Funds held securities of their regular brokers or dealers as set forth below:

Columbia Acorn Fund
                                     VALUE
ISSUER                       (dollars in thousands)

Investment Technology Group  $               19,622


Administration Agreement


Columbia Acorn has a separate administration agreement with the Adviser under which the Adviser receives a fee, calculated daily and paid monthly, at the annual rate of 0.05% of each Fund's average daily net assets. Pursuant to that agreement, the Adviser provides certain administrative services to each Fund, including: (i) maintaining the books and records, including financial and corporate records, of Columbia Acorn; (ii) supervising the preparation and filing of registration statements, notices, reports, tax returns and other documents; (iii) overseeing and assisting in the coordination of the performance of administrative and professional services rendered to the Funds by others;
(iv) providing administrative office and data processing facilities; (v) developing and implementing procedures to monitor each Fund's compliance with regulatory requirements and with each Fund's investment policies and restrictions; (vi) providing for the services of employees of the Adviser who may be appointed as officers of Columbia Acorn; and (vii) providing services to shareholders of the Funds. The Administration Agreement has a one year term. The Adviser has the power under the Administration Agreement to delegate some or all of its responsibilities to others, at the Adviser's expense. The Adviser retains responsibility for any services it delegates. The Adviser has delegated some or all of the services provided pursuant to the Administration Agreement to affiliates of Columbia Funds Group LLC.


Principal Underwriter


CFD, One Financial Center, Boston, MA 02111, is the principal underwriter of the Funds' shares. CFD has no obligation to buy shares, and purchases shares only upon receipt of orders from authorized financial service firms ("FSFs") or investors.



COLUMBIA ACORN'S CHARGES AND EXPENSES

Sales Charges (dollars in thousands)

                                                                Class A Shares
                                                           Year ended December 31, 2003
                                 ----------------------------------------------------------------------------
                                                                                      Columbia
                                                 Columbia                 Columbia      Acorn       Columbia
                                   Columbia       Acorn       Columbia     Acorn    International  Thermostat
                                  Acorn Fund   International  Acorn USA    Select      Select         Fund
                                 ------------  -------------  ---------  ---------  -------------  ----------
Aggregate initial sales charges
on Fund share sales              $     10,178  $         217  $     538  $   2,305  $          11  $    1,204
Initial sales charges retained
 by CFD                          $      1,333  $          31  $      80  $     331  $           1  $      179
Aggregate contingent deferred
 sales charges (CDSC) on Fund
 redemptions retained by CFD     $         12  $          13  $      10  $       *  $           1  $        0

                                                                 Class B Shares
                                                           Year ended December 31, 2003
                                 ----------------------------------------------------------------------------
                                                                                      Columbia
                                                 Columbia                 Columbia      Acorn       Columbia
                                   Columbia       Acorn       Columbia     Acorn    International  Thermostat
                                  Acorn Fund   International  Acorn USA    Select      Select         Fund
                                 ------------  -------------  ---------  ---------  -------------  ----------
Aggregate CDSC on Fund
 redemptions retained by CFD     $      1,914  $          71  $     125  $     146  $           8  $       26

                                                                 Class C Shares
                                                           Year ended December 31, 2003
                                 ----------------------------------------------------------------------------
                                                                                      Columbia
                                                  Columbia               Columbia      Acorn        Columbia
                                  Columbia         Acorn      Columbia    Acorn     International  Thermostat
                                 Acorn Fund    International  Acorn USA   Select        Select       Fund
                                 ------------  -------------  ---------  ---------  -------------  ----------
Aggregate CDSC on Fund
 redemptions retained by CFD     $        118  $           7  $       4  $      12  $           1  $        0

                                                                  Class A Shares
                                                           Year ended December 31, 2002
                                 ----------------------------------------------------------------------------
                                                                                      Columbia
                                                 Columbia                 Columbia      Acorn       Columbia
                                   Columbia       Acorn       Columbia     Acorn    International  Thermostat
                                  Acorn Fund   International  Acorn USA    Select      Select         Fund
                                 ------------  -------------  ---------  ---------  -------------  ----------
Aggregate initial sales
 charges on Fund share sales     $      7,600  $         257  $     402  $     273  $          11  $       67
Initial sales charges retained
 by CFD                          $        694  $          34  $      51  $      40  $           2  $        0
Aggregate contingent deferred
 sales charges (CDSC) on Fund
 redemptions retained by CFD     $         10  $          29  $       *  $       *  $           0  $        0


                                                                 Class B Shares
                                                           Year ended December 31, 2002
                                                                                      Columbia
                                                 Columbia                 Columbia      Acorn       Columbia
                                   Columbia       Acorn       Columbia     Acorn    International  Thermostat
                                  Acorn Fund   International  Acorn USA    Select      Select         Fund
                                 ------------  -------------  ---------  ---------  -------------  ----------
Aggregate CDSC on Fund
 redemptions retained by CFD     $      1,321  $         73   $     152  $      96  $           8  $        0

                                                                  Class C Shares
                                                           Year ended December 31, 2002
                                 ----------------------------------------------------------------------------
                                                                                      Columbia
                                                  Columbia               Columbia      Acorn        Columbia
                                  Columbia         Acorn      Columbia    Acorn     International  Thermostat
                                 Acorn Fund    International  Acorn USA   Select        Select       Fund
                                 ------------  -------------  ---------  ---------  -------------  ----------
Aggregate CDSC on Fund
redemptions retained by CFD      $        153  $          16  $      20  $       3  $           6  $        0

                                                                  Class A Shares
                                                           Year ended December 31, 2003
                                 ----------------------------------------------------------------------------
                                                                                      Columbia
                                                 Columbia                 Columbia      Acorn       Columbia
                                   Columbia       Acorn       Columbia     Acorn    International  Thermostat
                                  Acorn Fund   International  Acorn USA    Select      Select         Fund
                                 ------------  -------------  ---------  ---------  -------------  ----------
Aggregate initial sales charges
 on Fund share sales             $      4,274  $         214  $     402  $     177  $          26  $        0
Initial sales charges retained
 by CFD                          $        443  $          15  $      28  $       8  $           1  $        0
Aggregate contingent deferred
 sales charges (CDSC) on Fund
 redemptions retained by CFD     $          1  $          17  $       *  $       *  $           4  $        0

                                                                  Class B Shares
                                                           Year ended December 31, 2001
                                 -----------------------------------------------------------------------------
                                                                                      Columbia
                                                 Columbia                 Columbia      Acorn        Columbia
                                   Columbia       Acorn       Columbia     Acorn    International   Thermostat
                                  Acorn Fund   International  Acorn USA    Select      Select          Fund
                                 ------------  -------------  ---------  ---------  -------------   ----------
Aggregate CDSC on Fund
 redemptions retained by CFD     $          7  $           1  $       1  $       *  $           *   $        0

                                                                  Class C Shares
                                                           Year ended December 31, 2002
                                 -----------------------------------------------------------------------------
                                                                                      Columbia
                                                  Columbia               Columbia      Acorn         Columbia
                                  Columbia         Acorn      Columbia    Acorn     International   Thermostat
                                 Acorn Fund    International  Acorn USA   Select        Select         Fund
                                 ------------  -------------  ---------  ---------  --------------  ----------
Aggregate CDSC on Fund
 redemptions retained by CFD     $          0  $           0  $       0  $       0  $           0   $        0


The advisory fees the Funds pay to the Adviser are calculated daily and paid monthly, at the annual rates shown below:


Columbia Acorn Fund
                              Average Daily Net Assets   Rate of Fee
                              -------------------------  -----------
                              First $700 million                0.75%
                              Next $1.3 billion                 0.70%
                              In excess of $2 billion           0.65%

Columbia Acorn International
                              Average Daily Net Assets   Rate of Fee
                              -------------------------  -----------
                              First $100 million                1.20%
                              Next $400 million                 0.95%
                              In excess of $500 million         0.75%

Columbia Acorn USA
                              Average Daily Net Assets   Rate of Fee
                              -------------------------  -----------
                              First $200 million                0.95%
                              In excess of $200 million         0.90%

Columbia Acorn Select
                                                         Rate of Fee
                                                         -----------
                              All assets                        0.90%

Columbia Acorn International
 Select
                                                         Rate of Fee
                                                         -----------
                              All assets                        0.95%

Columbia Thermostat Fund
                                                         Rate of Fee
                                                         -----------
                              All assets                        0.10%

Columbia WAM has voluntarily agreed to reimburse Columbia Acorn Select (exclusive of distribution and service fees and certain other expenses) to the extent the ordinary operating expenses exceed 1.35% of the average annual net assets for Class Z, Class A, Class B and Class C shares. Columbia WAM has also voluntarily agreed to reimburse Columbia Acorn International Select (exclusive of distribution and service fees and certain other expenses) to the extent the ordinary operating expenses exceed 1.45% of the average net assets for Class Z, Class A, Class B and Class C shares. This arrangement may be modified or terminated by either Columbia WAM or the Fund on 30 days' notice to the other. In addition, with respect to Columbia Thermostat Fund, Columbia WAM has contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (exclusive of distribution and service fees and certain other expenses) for a maximum of 0.25% annually through April 30, 2005 for Class Z, Class A, Class B and Class C shares.

Columbia Acorn has a separate administrative services agreement with the Adviser under which the Adviser receives a fee, calculated daily and paid monthly, at the annual rate of 0.05% of each Fund's average daily net assets.

Under the Fund's transfer agency and shareholder servicing agreement, the Funds pay CFS an account fee for each open account of $28.00 per annum, plus certain out-of-pocket expenses that the Funds Adviser and/or affiliates have contractually agreed to waive through April 30, 2005.

In addition to the fees and expenses paid by Columbia Thermostat Fund directly, Columbia Thermostat Fund pays its pro rata share of the fees and expenses of the Portfolio Funds in which it invests. Each Portfolio Fund pays investment advisory fees to its investment adviser, administrative and bookkeeping fees to its administrator, and transfer agency and shareholder servicing fees to CFS.


Ownership of the Fund

At April 1, 2004, the only persons known to own of record or beneficially 5% or more of the outstanding shares of any Fund were:

                                                                        Percentage of
                                                                         Outstanding
          Name and Address                           Fund                Shares Held
--------------------------------------  ------------------------------  -------------
Charles Schwab & Co. Inc./(1)/          Columbia Acorn Fund Z                   13.34%
101 Montgomery Street                   Columbia Acorn International Z          17.88%
San Francisco, CA 94104-4122            Columbia Acorn USA Z                    10.30%
                                        Columbia Acorn Select Z                 17.88%
                                        Columbia Acorn International            22.41%
                                         Select Z

National Financial Services Corp./(1)/  Columbia Acorn Fund Z                    9.00%
One World Financial Center              Columbia Acorn International Z           9.91%
200 Columbia Street                     Columbia Acorn Select Z                 24.39%
New York, NY 10281-1003                 Columbia Acorn International             5.86%
                                         Select Z

State of Illinois Employees Deferred    Columbia Acorn Fund Z                    9.25%
Compensation Plan/(2)/
200 W. Washington
Springfield, IL 62706-0001

Vanguard Fiduciary Trust Co./(1)/       Columbia Acorn USA Z                     7.27%
PO Box 2600
Valley Forge, PA 19482-2600

Putnam Fiduciary Trust Co.              Columbia Acorn USA Z                    16.91%
FBO Cardinal Health Profit Sharing
Retirement & Savings Plan /(2)/
1 Investors Way
Norwood, MA 02062-1599

Ralph Wanger                            Columbia Thermostat Fund Z               8.34%
227 W. Monroe Street, Suite 3000
Chicago, IL 60606

                                                                        Percentage of
                                                                         Outstanding
          Name and Address                           Fund                Shares Held
--------------------------------------  ------------------------------  -------------
Charles Schwab & Co. Inc./(1)/          Columbia Acorn Fund A                   21.81%
101 Montgomery Street
San Francisco, CA 94104-4122

Charles Schwab & Co. Inc./(1)/          Columbia Acorn International A           6.08%
101 Montgomery Street
San Francisco, CA 94104-4122

Charles Schwab & Co. Inc./(1)/          Columbia Acorn USA A                    26.86%
101 Montgomery Street
San Francisco, CA 94104-4122

Merrill Lynch Pierce Fenner &           Columbia Acorn Fund C                   13.26%
Smith/(1)/
4800 Deer Lake Dr
Jacksonville, FL 32246-6484

Merrill Lynch Pierce Fenner &           Columbia Acorn USA C                    10.08%
Smith/(1)/
4800 Deer Lake Dr
Jacksonville, FL 32246-6484

Charles Schwab & Co. Inc./(1)/          Columbia Acorn Select A                 36.07%
101 Montgomery Street
San Francisco, CA 94104-4122

Merrill Lynch Pierce Fenner &           Columbia Acorn Select C                  9.24%
Smith/(1)/
4800 Deer Lake Dr

Jacksonville, FL 32246-6484
State of Arkansas/(2)/                  Columbia Acorn International             8.94%
1515 W. 7/th/ Street                    Fund A
Little Rock, AR 72201-3934

Citigroup Global Markets, Inc./(1)/     Columbia Acorn USA Fund B                8.22%
333 W. 34/th/ Street
New York, NY 10001-2402

JP Morgan Chase/(2)/                    Columbia Acorn USA Fund Z                6.77%
3 Metrotech FL 8
Brooklyn, NY 11245-00001

Citigroup Global Markets, Inc./(2)/     Columbia Acorn Select Fund C             5.31%
333 W. 34/th/ Street
New York, NY 10001-2402

Calhoun & Co.                           Columbia Acorn Select Fund Z             8.20%
c/o Coamerica Bank
P.O. Box 75000
Detroit, MI 48275-00001

Merrill Lynch Pierce Fenner &           Columbia Thermostat Fund C               5.53%
Smith/(1)/
4800 Deer Lake Drive
Jacksonville, FL 32246-6484

                                                                        Percentage of
                                                                         Outstanding
          Name and Address                           Fund                Shares Held
--------------------------------------  ------------------------------  -------------
Charles Schwab & Co. Inc./(1)/          Columbia Thermostat Fund A              17.46%
101 Montgomery Street
San Francisco, CA 94104-4122

(1)  Shares are held of record on behalf of customers, and not beneficially.
(2) Shares are held of record on behalf of plan participants, and not beneficially.

At April 1, 2004, the Trustees and officers of Columbia Acorn as a group owned beneficially less than 1% of the outstanding Class Z shares of Columbia Acorn Fund, less than 1% of the outstanding Class Z shares of Columbia Acorn International, less than 1% of the outstanding Class Z shares of Columbia Acorn USA, less than 1% of the outstanding Class Z shares of Columbia Acorn Select, less than 1% of the outstanding Class Z shares of Columbia Acorn International Select and 5.4% of the outstanding Class Z shares of Columbia Thermostat. As of April 1, 2004, None of the independent Trustees owns beneficially or of record any shares of Columbia WAM or CFD, or of any person directly or indirectly controlling, controlled by, or under common control with Columbia WAM or CFD.

The following table shows the dollar range of equity securities "beneficially" owned (within the meaning of that term as defined in rule 16a-1(a)(2) under the Securities Exchange Act of 1934) by each Trustee as of December 31, 2003:


                                                                       Aggregate Dollar Range of
                                                                       Equity Securities in All
                                                                         Registered Investment
                                                                         Companies Overseen by
                                              Dollar Range of Equity     Trustee in Family of
Name of Trustee     Name of Fund              Securities in each Fund    Investment Companies
------------------  ------------------------  -----------------------  -------------------------

Trustees who are not interested persons of Columbia Acorn:

Margaret Eisen      Columbia Acorn Fund                None                $50,001-$100,000
                    Columbia Acorn
                    International                 $50,000-$100,00
                    Columbia Acorn USA                 None
                    Columbia Acorn Select              None
                    Columbia Acorn
                    International Select               None
                    Columbia Thermostat Fund           None

Leo A. Guthart*     Columbia Acorn Fund                None                      None
                    Columbia Acorn
                    International                      None
                    Columbia Acorn USA                 None
                    Columbia Acorn Select              None
                    Columbia Acorn
                    International Select               None
                    Columbia Thermostat Fund           None

Jerome Kahn, Jr.*   Columbia Acorn Fund            Over $100,000             Over $100,000
                    Columbia Acorn
                    International                      None
                    Columbia Acorn USA             Over $100,000
                    Columbia Acorn Select         $50,001-$100,000
                    Columbia Acorn                   $1-$10,000
                    International Select
                    Columbia Thermostat Fund           None


                                                                       Aggregate Dollar Range of
                                                                       Equity Securities in All
                                                                         Registered Investment
                                                                         Companies Overseen by
                                              Dollar Range of Equity     Trustee in Family of
 Name of Trustee         Name of Fund         Securities in each Fund    Investment Companies
------------------  ------------------------  -----------------------  -------------------------


Steven N. Kaplan*   Columbia Acorn Fund          $10,001-$50,000             Over $100,000
                    Columbia Acorn
                    International                $50,001-$100,000
                    Columbia Acorn USA                 None
                    Columbia Acorn Select          $1-$10,000
                    Columbia Acorn
                    International Select               None
                    Columbia Thermostat Fund           None

David C. Kleinman   Columbia Acorn Fund           $10,001-$50,000            Over $100,000
                    Columbia Acorn
                    International                 $10,001-$50,000
                    Columbia Acorn USA            $10,001-$50,000
                    Columbia Acorn Select         $10,001-$50,000
                    Columbia Acorn                  $1-$10,000
                    International Select               None
                    Columbia Thermostat Fund

Allan B. Muchin     Columbia Acorn Fund            Over $100,000             Over $100,000
                    Columbia Acorn
                    International                      None
                    Columbia Acorn USA                 None
                    Columbia Acorn Select              None
                    Columbia Acorn                     None
                    International Select               None
                    Columbia Thermostat Fund

Robert E. Nason*    Columbia Acorn Fund            Over $100,000             Over $100,000
                    Columbia Acorn
                    International                $10,001-$50,000
                    Columbia Acorn USA           $10,001-$50,000
                    Columbia Acorn Select        $10,001-$50,000
                    Columbia Acorn                 $1-$10,000
                    International Select
                    Columbia Thermostat Fund           None

John A. Wing*       Columbia Acorn Fund          $50,001-$100,000          $50,001-$100,000
                    Columbia Acorn
                    International                      None
                    Columbia Acorn USA                 None
                    Columbia Acorn Select              None
                    Columbia Acorn                     None
                    International Select
                    Columbia Thermostat Fund           None



* In addition to the value of the shares owned as set forth above, Messrs. Guthart, Kahn, Kaplan, Nason and Wing have deferred trustee fees pursuant to a deferred compensation plan. The value of the deferred fees is determined as if the fees had been invested in shares of one or more Funds, as determined by the Trustee, as of the date of the deferral. As of December 31, 2003, the value of each of the deferred compensation accounts in the Funds for Messrs. Guthart, Kaplan, Nason & Wing was $366,198.00, $124,481.00, $432,702,00 and $98,192.00, respectively.

                                                                       Aggregate Dollar Range of
                                                                       Equity Securities in All
                                                                         Registered Investment
                                                                         Companies Overseen by
                                              Dollar Range of Equity     Trustee in Family of
 Name of Trustee         Name of Fund         Securities in each Fund    Investment Companies
------------------  ------------------------  -----------------------  -------------------------


Trustees who are interested persons of Columbia Acorn:

Charles P. McQuaid  Columbia Acorn Fund            Over $100,000                Over $100,000
                    Columbia Acorn
                    International                  Over $100,000
                    Columbia Acorn USA             Over $100,000
                    Columbia Acorn Select          Over $100,000
                    Columbia Acorn                 Over $100,000
                    International Select           Over $100,000
                    Columbia Thermostat Fund

Ralph Wanger        Columbia Acorn Fund            Over $100,000                Over $100,000
                    Columbia Acorn
                    International                  Over $100,000
                    Columbia Acorn USA             Over $100,000
                    Columbia Acorn Select          Over $100,000
                    Columbia Acorn                 Over $100,000
                    International Select           Over $100,000
                    Columbia Thermostat Fund


12b-1 Plan, Contingent Deferred Sales Charges and Conversion of Shares


Each Fund offers four classes of shares - Class Z, Class A, Class B, and Class
C. Each Fund may in the future offer other classes of shares. The Trustees have approved a 12b-1 Plan (Plan) pursuant to Rule 12b-1 under the Act for each class except Class Z. Under the Plan, each Fund pays CFD service and distribution fees at the annual rates described in the Prospectus for that Funds' Class A, Class B and Class C shares. CFD may use the entire amount of such fees to defray the cost of commissions and service fees paid to FSFs and for certain other purposes. Since the distribution and service fees are payable regardless of CFD's expenses, CFD may realize a profit from the fees. The Plan authorizes any other payments by the Funds to CFD and its affiliates (including the Adviser) with respect to the Class A, B and C shares to the extent that such payments might be construed to be indirect financing of the distribution of those shares.


The Trustees believe the Plan could be a significant factor in the growth and retention of Fund assets resulting in a more advantageous expense ratio and increased investment flexibility which could benefit each class of Fund shareholders. The Plan will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Trustees, including the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (Independent Trustees), cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended to increase the fee materially without approval by vote of a majority of the outstanding voting securities of the relevant class of shares and all material amendments of the Plan must be approved by the Trustees in the manner provided in the foregoing sentence. The Plan may be terminated at any time by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the relevant class of shares. The continuance of the Plan will only be effective if the selection and nomination of the Trustees who are not interested persons of the Trust is effected by such Independent Trustees.


Class A shares are offered at net asset value plus varying sales charges. Class B shares are offered at net asset value and are subject to a CDSC if redeemed within six years after purchase. Class C shares are offered at net asset value and are subject to a 1.00% CDSC on redemptions within one year after purchase. The CDSCs are described in the Prospectus. Class Z shares are offered at net asset value and are not subject to a CDSC. However, generally, if you redeem or exchange Class Z shares of Columbia Acorn International or Columbia Acorn International Select that you have owned 60 days or less, that Fund will charge you a redemption fee of 2% of the redemption proceeds. See "How to Sell Shares" for more information on redemption fees.


No CDSC will be imposed on shares derived from reinvestment of distributions or amounts representing capital appreciation. In determining the applicability and rate of any CDSC, it will be assumed that a redemption is made first of shares representing


12b-1 Fees Paid to CFD (dollars in thousands)

Columbia Acorn Fund                     $18,497
Columbia Acorn International            $   588
Columbia Acorn USA                      $   884
Columbia Acorn International Select     $    59
Columbia Acorn Select                   $ 1,375
Columbia Thermostat Fund                $   299
capital appreciation, next of shares representing reinvestment of distributions and finally of other shares held by the shareholder for the longest period of time.


Sales-related expenses (dollars in thousands) of Columbia Funds Distributor, Inc. relating to the Funds were:

Columbia Acorn Fund
                                      Year ended December 31, 2003
                             ------------------------------------------------
                             Class A Shares   Class B Shares   Class C Shares
                             --------------   --------------   --------------
Fees to FSFs                 $        4,396   $       17,577   $        4,216
Cost of sales material
 relating to the Fund
 (including printing and
 mailing expenses)                    1,080              362              389
Allocated travel,
 entertainment and other
  promotional (including
 advertising)                         3,674            1,232            1,324

Columbia Acorn USA
                                      Year ended December 31, 2003
                             ------------------------------------------------
                             Class A Shares   Class B Shares   Class C Shares
                             --------------   --------------   --------------
Fees to FSFs                 $          117   $          743   $          149
Cost of sales material
 relating to the Fund
 (including printing and
 mailing expenses)                       56               16               13
Allocated travel,
 entertainment and other
 promotional (including
 advertising)                           190               54               43

Columbia Acorn Select
                                      Year ended December 31, 2003
                             ------------------------------------------------
                             Class A Shares   Class B Shares   Class C Shares
                             --------------   --------------   --------------
Fees to FSFs                 $          362   $        3,175   $          441
Cost of sales material
 relating to the Fund
 (including printing and
 mailing expenses)                      234               67               45
Allocated Travel,
 entertainment and other
 promotional (including
 advertising)                           797              229              152

Columbia Acorn International
                                      Year ended December 31, 2003
                             ------------------------------------------------
                             Class A Shares   Class B Shares   Class C Shares
                             --------------   --------------   --------------
Fees to FSFs                 $          116   $          438   $           79
Cost of sales material
 relating to the Fund
 (including printing and
 mailing expenses)                       18               10                6
Allocated Travel,
 entertainment and other
 promotional (including
 advertising)                            63               34               20

Columbia Acorn International Select
                                      Year ended December 31, 2003
                             ------------------------------------------------
                             Class A Shares   Class B Shares   Class C Shares
                             --------------   --------------   --------------
Fees to FSFs                 $            6   $           45   $           11
Cost of sales material
 relating to the Fund
 (including printing and
 mailing expenses)                        1                1                1
Allocated Travel,
 entertainment and other
 promotional (including
 advertising)                             2                4                2

Columbia Thermostat Fund
                                      Year ended December 31, 2003
                             ------------------------------------------------
                             Class A Shares   Class B Shares   Class C Shares
                             --------------   --------------   --------------
Fees to FSFs                 $           30   $        2,105   $          176
Cost of sales material
 relating to the Fund
 (including printing and
 mailing expenses)                       39               44               19
Allocated Travel,
 entertainment and other
 promotional (including
 advertising)                           133              150               63

CODE OF ETHICS


The 1940 Act and rules thereunder require that the Trust and the Adviser establish standards and procedures for the detection and prevention of certain conflicts of interest, including activities by which persons having knowledge of the investments and investment intentions of the Funds might take advantage of that knowledge for their own benefit. The Trust, the Adviser and CFD each have adopted Codes of Ethics to meet those concerns and legal requirements. Although the Codes do not prohibit employees who have knowledge of the investments and investment intentions of the Funds from engaging in personal securities investing, they do regulate such personal securities investing by these employees as a part of the effort by the Trust and the Adviser to detect and prevent conflicts of interest. These Codes of Ethics can be reviewed and copied at the SEC's Public Reference Room and may be obtained by calling the SEC at 1-202-942-8090. These Codes are also available on the EDGAR Database on the SEC's internet web site at http://www.sec.gov, and may also be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

PROXY VOTING POLICY

The Funds have delegated to Columbia WAM the responsibility to vote proxies relating to portfolio securities held by the Funds. In deciding to delegate this responsibility to CWAM, the Board of Trustees of the Trust reviewed and approved the policies and procedures adopted by Columbia WAM. These included the procedures that Columbia WAM follows when a vote presents a conflict between the interests of the Funds and their shareholders and Columbia WAM, its affiliates, its other clients or other persons. Columbia WAM's policy is to vote all proxies for Fund securities in a manner considered by Columbia WAM to be in the best interest of the Funds and their shareholders without regard to any benefit to Columbia WAM, its affiliates, its other clients or other persons. Columbia WAM examines each proposal and votes against the proposal if, in its judgment, approval or adoption of the proposal would be expected to impact adversely the current or potential market value of the issuer's securities. Columbia WAM also examines each proposal and votes the proxies against the proposal. If, in its judgment, the proposal would be expected to affect adversely the best interest of the Funds. Columbia WAM determines the best interest of the Funds in light of the potential economic return on the Funds' investment. Columbia WAM addresses potential material conflicts of interest by having predetermined voting guidelines and by having each individual stock analyst review and vote each proxy for the stocks that he or she follows. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guideline. Columbia WAM's Proxy Committee determines the vote in the best interest of the Funds, without consideration of any benefit to CWAM, its affiliates, its other clients or other persons. Columbia WAM's Proxy Committee is composed of representatives of CWAM's equity investments, equity research and compliance functions. In addition to the responsibilities described above, the Proxy Committee has the responsibility to review on an annual basis Columbia WAM's proxy voting policies to ensure consistency with internal policies and legal and regulatory requirements and to develop additional predetermined voting guidelines to assist in the review of proxy proposals. The Proxy Committee may vary from a predetermined guideline if it determines that voting on the proposal according to the predetermined guideline would be expected to impact adversely the current or potential market value of the issuer's securities or to affect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client's investment. In determining the vote on any proposal, the Proxy Committee does not consider any benefit other than benefits to the owner of the securities to be voted. A member of the Proxy Committee is prohibited from voting on any proposal for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Proxy Committee or its members are required to disclose to the Committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest. Columbia WAM has retained Institutional Shareholder Services ("ISS"), a third party vendor to implement its proxy voting process. ISS provides analysis, recordkeeping services and vote disclosure services. In accordance with SEC regulations, the Trust's proxy voting record for the twelve-month period ended June 30, 2004 will be filed with the SEC no later than August 31, 2004.


CUSTODIAN

State Street Bank and Trust Company, P.O. Box 8502, Boston Massachusetts 02266-8502 ("State Street") is the custodian of the assets of the Funds. It is responsible for holding all securities and cash of the Funds, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses of the Funds, and performing other administrative duties, all as directed by authorized persons of the Funds. State Street does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Funds. The Funds have authorized State Street to deposit certain portfolio securities of the Funds in central depository systems as permitted under federal law. The Funds may invest in obligations of State Street and may purchase or sell securities from or to State Street.

INDEPENDENT AUDITORS


The Fund's independent auditors providing audit services, tax return review, other tax consulting services, and assistance and consultation in connection with the review of various SEC filings.


DETERMINATION OF NET ASSET VALUE

Each Fund determines its net asset value ("NAV") per share for each class as of the close of the New York Stock Exchange ("Exchange") (normally 4:00 p.m. Eastern time), each day the Exchange is open. Currently, the Exchange is closed Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Shares of the Portfolio Funds are valued at their respective net asset values. The Portfolio Funds generally value securities in their portfolio for which market quotations are readily available at the current market values of those securities (generally the last reported sale price) and all other securities and assets at fair value pursuant to methods established in good faith by the board of directors or trustees of the Portfolio Fund.

If market quotations of Portfolio Funds are not readily available, or if a quotation is determined not to represent a fair value, management will use a method that the Fund's Trustees believe accurately reflects a fair value.


Each day, newspapers and other reporting services may publish the share prices of mutual funds at the close of business on the previous day. Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn International Select and the Portfolio Funds may invest in securities which are primarily listed on foreign exchanges that are open and allow trading on days on which the Funds do not determine NAV. This may significantly affect the NAV of Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn International Select and the Portfolio Funds' redeemable securities on days when an investor cannot redeem such securities. Debt securities generally are valued by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. However, in circumstances where such prices are not available or where the Adviser deems it appropriate to do so, an over-the-counter or exchange bid quotation is used. Securities listed on an exchange or on NASDAQ are valued at the last sale price. Listed securities for which there were no sales during the day and unlisted securities are valued at the last quoted bid price. Options are valued at the last sale price or in the absence of a sale, the mean between the last quoted bid and offering prices. Short-term obligations with a maturity of 60 days or less are valued at amortized cost pursuant to procedures adopted by the Funds' Trustees. The values of foreign securities quoted in foreign currencies are translated into U.S. dollars at the exchange rate for that day. Fund positions for which there are no such valuations and other assets are valued at a fair value as determined by the Valuation Committee in good faith under the procedures approved by the Funds' Trustees.


Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the Exchange. Trading on certain foreign securities markets may not take place on all business days in New York, and trading on some foreign securities markets takes place on days which are not business days in New York and on which a Fund's NAV is not calculated. The values of these securities used in determining the NAV are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. government securities, and tax-exempt securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of the Funds' NAV. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value following procedures approved by the Funds' Trustees.

HOW TO BUY SHARES

The Prospectuses contain a general description of how investors may buy shares of the Funds and tables of charges. This SAI contains additional information which may be of interest to investors.


The Funds will accept unconditional orders for shares to be executed at the public offering price based on the NAV per share next determined after the order is placed in good order. The public offering price is the NAV plus the applicable sales charge, if any. In the case of orders for purchase of shares placed through FSFs, the public offering price will be determined on the day the order is placed in good order, but only if the FSF receives the order prior to the time at which shares are valued and transmits it to a Fund before the Fund processes that day's transactions. If the FSF fails to transmit before a Fund processes that day's transactions, the customer's entitlement to that day's closing price must be settled between the customer and the FSF. If the FSF receives the order after the time at which a Fund values its shares, the price will be based on the NAV determined as of the close of the Exchange on the next day it is open. If funds for the purchase of shares are sent directly to CFS, they will be invested at the public offering price next determined after receipt in good order. Payment for shares of a Fund must be in U.S. dollars; if made by check, the check must be drawn on a U.S. bank. Checks presented for the purchase of shares of a Fund which are returned by the purchaser's bank will subject the purchaser to a $15 service fee for each check returned.

Each Fund receives the entire NAV of shares sold. For shares subject to an initial sales charge, CFD's commission is the sales charge shown in the Funds' Prospectuses less any applicable FSF discount. The FSF discount is the same for all FSFs, except that CFD retains the entire sales charge on any sales made to a shareholder who does not specify a FSF on the Investment Account Application ("Application"), and except that CFD may from time to time reallow additional amounts to all or certain FSFs. CFD generally retains some or all of any asset-based sales charge (distribution fee) or contingent deferred sales charges. Such charges generally reimburse CFD for any up-front and/or ongoing commissions paid to FSFs.

CFS acts as the shareholder's agent whenever it receives instructions to carry out a transaction on the shareholder's account. Upon receipt of instructions that shares are to be purchased for a shareholder's account, the designated FSF will receive the applicable sales commission. Shareholders may change FSFs at any time by written notice to CFS, provided the new FSF has a sales agreement with CFD.

Shares credited to an account are transferable upon written instructions in good order to CFS and may be redeemed as described under General Information Regarding Buying and Selling Shares in the Prospectuses. Certificates are not available for any class of shares offered by the Fund. If shareholders currently hold previously issued share certificates, shareholders may send any certificates which have been previously acquired to CFS for deposit to their account.

CFD may, at its expense, provide special sales incentives (such as cash payments in addition to the commissions specified in the Funds' SAI) to FSFs that agree to promote the sale of shares of the Funds or other funds that CFD distributes. At its discretion, the Distributor may offer special sales incentives only to selected FSFs or to FSFs who have previously sold or expect to sell significant amounts of the Funds' shares.


SPECIAL PURCHASE PROGRAMS/INVESTOR SERVICES

The following special purchase programs/investor services may be changed or eliminated at any time.

Automatic Investment Plan. As a convenience to investors, shares of any Fund may be purchased through the Automatic Investment Plan. Electronic funds transfers for a fixed amount of at least $50 are used to purchase Fund shares at the public offering price next determined after CFD receives the proceeds or the next business day thereafter. If your Automatic Investment Plan purchase is by electronic funds transfers, you may request the Automatic Investment Plan purchase for any day. For share purchases of Columbia Acorn International, Columbia Acorn Select, Columbia Acorn International Select and Columbia Thermostat Fund, no minimum investment applies to accounts participating in the Automatic Investment Plan. For share purchases of Columbia Acorn Fund and Columbia Acorn USA, for accounts opened prior to December 15, 2003, no minimum investment applies to accounts participating in the Automatic Invesment Plan. Further information and application forms are available from FSFs or from CFD.

Automated Dollar Cost Averaging (Classes A, B, C and Z). The Automated Dollar Cost Averaging program allows you to exchange $100 or more on a monthly basis from any mutual fund advised by the Advisor and Crabbe Huson Group, Inc. in which you have a current balance of at least $5,000 into the same class of shares of up to four other funds. Complete the Automated Dollar Cost Averaging section of the Application. The designated amount will be exchanged on the third Tuesday of each month. There is no charge for exchanges made pursuant to the Automated Dollar Cost Averaging program. Exchanges will continue so long as your fund balance is sufficient to complete the transfers. Your normal rights and privileges as a shareholder remain in full force and effect. Thus you can buy any fund, exchange between the same Class of shares of funds by written instruction or by telephone exchange if you have so elected and withdraw amounts from any fund, subject to the imposition of any applicable CDSC.


Any additional payments or exchanges into your fund will extend the time of the Automated Dollar Cost Averaging program.

An exchange is generally a capital sale transaction for federal income tax purposes.


You may terminate your program, change the amount of the exchange (subject to the $100 minimum), or change your selection of funds, by telephone or in writing; if in writing by mailing your instructions to Columbia Funds Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.


You should consult your FSF or investment adviser to determine whether or not the Automated Dollar Cost Averaging program is appropriate for you.


CFD offers several plans by which an investor may obtain reduced initial or contingent deferred sales charges. These plans may be altered or discontinued at any time. See "Programs For Reducing or Eliminating Sales Charges" for more information.

Tax-Sheltered Retirement Plans. CFD offers prototype tax-qualified plans, including Pension and Profit-Sharing Plans for individuals, corporations, employees and the self-employed. The minimum initial Retirement Plan investment is $25. Columbia Trust Company (CTC) is the Custodian/Trustee and Plan Sponsor of the Columbia Management prototype plans offered through CFD. In general, a $20 annual fee is charged. Detailed information concerning these Retirement Plans and copies of the Retirement Plans are available from CFD.

Participants in plans not sponsored by CTC, not including IRAs, may be subject to an annual fee of $20 unless the plan maintains an omnibus position with CFS. Participants in CTC sponsored prototype plans (other than IRAs) who liquidate the total value of their account may also be charged a $20 close-out processing fee payable to CFS. The fee is in addition to any applicable CDSC. The fee will not apply if the participant uses the proceeds to open a Columbia Management IRA Rollover account in any fund, or if the Plan maintains an omnibus account.


Consultation with a competent financial advisor regarding these Plans and consideration of the suitability of fund shares as an investment under the Employee Retirement Income Security Act of 1974 or otherwise is recommended.


Telephone Address Change Services. By calling CFS, shareholders or their FSFs of record may change an address on a recorded telephone line. Confirmations of address change will be sent to both the old and the new addresses. Telephone redemption privileges are suspended for 30 days after an address change is effected.

Cash Connection. Dividends and any other distributions, including Systematic Withdrawal Plan (SWP) payments, on Class A, Class B or Class C shares may be automatically deposited to a shareholder's bank account via electronic funds transfer. Shareholders wishing to avail themselves of this electronic transfer procedure should complete the appropriate sections of the Application.

PROGRAMS FOR REDUCING OR ELIMINATING SALES CHARGES


Exchanges for Affiliates of Investment Adviser. Clients of affiliates of CFD who have previously purchased shares of other investment companies and have been charged a front-end load or other sales charge on such purchases may exchange those shares for Class A shares of any funds distributed by CFD, without incurring an additional front-end load or sales charge for those exchanged shares. Certain funds may charge an annual 12b-1 distribution and service fee.

Rights of Accumulation (Class A and Class B only). Reduced sales charges on Class A, and B shares can be effected by combining a current purchase with prior purchases of shares of the funds distributed by CFD. The applicable sales charge is based on the combined total of:


1.   the current purchase; and


2. the value at the public offering price at the close of business on the previous day of all Columbia fund shares held by the shareholder (except Class A shares of any Columbia money market fund, unless such shares were acquired by exchange from Class A shares of another Columbia fund other than a money market fund).

CFD must be promptly notified of each purchase which entitles a shareholder to a reduced sales charge. Such reduced sales charge will be applied upon confirmation of the shareholder's holdings by CFS. The Fund may terminate or amend this Right of Accumulation.

Statement of Intent (Class A only). Any person may qualify for reduced sales charges on purchases of Class A shares made within a thirteen-month period pursuant to a Statement of Intent ("Statement"). A shareholder may include, as an accumulation credit toward the completion of such Statement, the value of all Columbia fund shares held by the shareholder on the date of the Statement in Columbia funds (except Class A shares of any Columbia money market fund, unless such shares were acquired by exchange from Class A shares of another non-money market Columbia fund). The value is determined at the public offering price on the date of the Statement. Purchases made through reinvestment of distributions do not count toward satisfaction of the Statement.

During the term of a Statement, CFS will hold shares in escrow to secure payment of the higher sales charge applicable to Class A shares actually purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated has been purchased. A Statement does not obligate the investor to buy or a Fund to sell the amount of the Statement.

If a shareholder exceeds the amount of the Statement and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of expiration of the Statement. The resulting difference in offering price will purchase additional shares for the shareholder's account at the applicable offering price. As a part of this adjustment, the FSF shall return to CFD the excess commission previously paid during the thirteen-month period. If the amount of the Statement is not purchased, the shareholder shall remit to CFD an amount equal to the difference between the sales charge paid and the sales charge that should have been paid. If the shareholder fails within twenty days after a written request to pay such difference in sales charge, CFS will redeem that number of escrowed Class A shares to equal such difference. The additional amount of FSF discount from the applicable offering price shall be remitted to the shareholder's FSF of record.

Additional information about and the terms of Statements of Intent are available from your FSF, or from CFS at 1-800-345-6611.

Reinstatement Privilege. An investor who has redeemed Class A, B or C shares (other than shares of Columbia Acorn International and Columbia Acorn International Select that were redeemed within 30 days of their acquisition by exchange from another fund) may, upon request, reinstate within one year a portion or all of the proceeds of such sale in shares of Class A of any fund at the NAV next determined after Columbia Funds Services, Inc. receives a written reinstatement request and payment, subject to the investment minimums of the fund. Investors who desire to exercise this privilege should contact their FSF or CFS. Shareholders may exercise this privilege an unlimited number of times. Exercise of this privilege does not alter the Federal income tax treatment of any capital gains realized on the prior sale of Fund shares, but to the extent any such shares were sold at a loss, some or all of the loss may be disallowed for tax purposes. Consult your tax advisor.

Privileges of Employees or Financial Service Firms. Class A shares of the Funds may be sold at NAV to the following individuals whether currently employed or retired, subject to the investment minimums of each Fund: Trustees of funds advised or administered by the Adviser; directors, officers and employees of the Adviser, Columbia Funds Distributor, Inc. and other companies affiliated with the Adviser, registered representatives and employees of FSFs (including their affiliates that are parties to dealer agreements or other sales arrangements with Columbia Funds Distributor, Inc.); and such persons' families and their beneficial accounts.

Sponsored Arrangements. Class A shares of the Funds may be purchased at reduced or no sales charge pursuant to sponsored arrangements, which include programs under which an organization makes recommendations to, or permits group solicitation of, its employees, members or participants in connection with the purchase of shares of the Funds on an individual basis. The amount of the sales charge reduction will reflect the anticipated reduction in sales expense associated with sponsored arrangements. The reduction in sales expense, and therefore the reduction in sales charge, will vary depending on factors such as the size and stability of the organization's group, the term of the organization's existence and certain characteristics of the members of its group. The Funds reserve the right to revise the terms of or to suspend or discontinue sales pursuant to sponsored plans at any ti

Class A shares of the Funds may also be purchased at reduced or no sales charge by clients of dealers, brokers or registered investment advisers that have entered into agreements with CFD pursuant to which a Fund is included as an investment option in programs involving fee-based compensation arrangements and by participants in certain retirement plans.

Waiver of Contingent Deferred Sales Charges (CDSCs) (Classes B and C shares). CDSCs may be waived on redemptions in the following situations with the proper documentation:

1. Death. CDSCs may be waived on redemptions within one year following the death of (i) the sole shareholder on an individual account, (ii) a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year after the death. If the shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC, when redeemed from the transferee's account. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

2. Systematic Withdrawal Plan (SWP). CDSCs may be waived on redemptions occurring pursuant to a monthly, quarterly or semi-annual SWP established with CFS, to the extent the redemptions do not exceed, on an annual basis, 12% of the account's value, so long as at the time of the first SWP redemption the account had had distributions reinvested for a period at least equal to the period of the SWP (e.g., if it is a quarterly SWP, distributions must have been reinvested at least for the three-month period prior to the first SWP redemption). Otherwise, CDSCs will be charged on SWP redemptions until this requirement is met; this requirement does not apply to Class B, C or D accounts if the SWP is set up at the time the account is established, and distributions are being reinvested. See below under "How to Sell Shares - Systematic Withdrawal Plan."

3. Disability. CDSCs may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Internal Revenue Code). To be eligible for such waiver, (i) the disability must arise after the purchase of shares, (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability and (iii) a letter from a physician signed under penalty of perjury stating the nature of the disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

4. Death of a Trustee. CDSCs may be waived on redemptions occurring upon dissolution of a revocable living or grantor trust following the death of the sole Trustee where (i) the grantor of the trust is the sole Trustee and the sole life beneficiary, (ii) death occurs following the purchase and
     (iii) the trust document provides for dissolution of the trust upon the Trustee's death. If the account is transferred to a new registration (including that of a successor Trustee), the applicable CDSC will be charged upon any subsequent redemption.

5. Returns of excess contributions. CDSCs may be waived on redemptions required to return excess contributions made to retirement plans or IRAs, so long as the FSF agrees to return the applicable portion of any commission paid by CFD.

6. Qualified Retirement Plans. CDSCs may be waived on redemptions required to make distributions from qualified retirement plans following normal retirement (as stated in the Plan document). CDSCs also will be waived on SWP redemptions made to make required minimum distributions from qualified retirement plans that have invested in funds distributed by CFD for at least two years.


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

The CDSC also may be waived where the FSF agrees to return all or an agreed upon portion of the commission earned on the sale of the shares being redeemed.

Exchanges for Affiliates of Investment Adviser


Clients of affiliates of CFD who have previously purchased shares of other investment companies and have been charged a front-end load or other sales charge on such purchases may exchange those shares for Class A shares of any funds distributed by CFD, without incurring an additional front-end load or sales charge for those exchanged shares. Certain funds may charge an annual 12b-1 distribution and service fee.


HOW TO SELL SHARES


Shares may also be sold on any day the Exchange is open, either directly to the Funds or through the shareholder's FSF. Sale proceeds generally are sent within seven days (usually on the next business day after your request is received in good form). However, for shares recently purchased by check, Columbia Acorn will delay sending proceeds for up to 15 days in order to protect the Funds against financial losses and dilution in net asset value caused by dishonored purchase payment checks.

To sell shares directly to the Funds, send a signed letter of instruction or stock power form to CFS, along with any certificates for shares to be sold. The sale price is the net asset value (less any applicable contingent deferred sales charge or redemption fee) next calculated after the Funds receive the request in proper form. If you redeem or exchange Class Z shares of Columbia Acorn International or Columbia Acorn International Select that you have owned 60 days or less, that Fund generally will charge you a redemption fee of 2% of the redemption proceeds. Columbia Acorn International and Columbia Acorn International Select will use the "first-in" "first-out" method to determine when shares were purchased. Shares purchased prior to February 10, 2003 will not be subject to the redemption fee. The redemption fee will be deducted from your redemption proceeds and retained by the Fund to help cover transaction and tax costs that long-term investors may bear when the Fund realizes capital gains as a result of selling securities to meet investor redemptions. The redemption fee is not imposed on redemptions of shares purchased through reinvestment of dividends and distributions, or exchanges of shares for Class Z shares of a fund distributed by CFD that has a redemption fee.

Signatures on some redemption requests must be guaranteed by a bank, a member firm of a national stock exchange or another eligible guarantor institution, as described in the prospectus. Stock power forms are available from FSFs, CFS, and many banks. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and IRA holders. Call CFS for more information 1-800-345-6611.

FSFs must receive requests before the time at which the Funds' shares are valued to receive that day's price, are responsible for furnishing all necessary documentation to CFS and may charge for this service.


Systematic Withdrawal Plan

If a shareholder's account balance is at least $5,000, the shareholder may establish a SWP. A specified dollar amount or percentage of the then current net asset value of the shareholder's investment in the Funds designated by the shareholder will be paid monthly, quarterly or semi-annually to a designated payee. Withdrawals from Class B and C shares of the Funds under a SWP will be treated as redemptions of shares purchased through the reinvestment of Fund distributions, or, to the extent such shares in the shareholder's account are insufficient to cover Plan payments, as redemptions from the earliest purchased shares of the Funds in the shareholder's account. No CDSCs apply to a redemption pursuant to a SWP of 12% or less, even if, after giving effect to the redemption, the shareholder's account balance is less than the shareholder's base amount. Qualified plan participants who are required by Internal Revenue Service regulation to withdraw more than 12%, on an annual basis, of the value of their Class B and C share account may do so but will be subject to a CDSC ranging from 1% to 5% of the excess over 12% annually. If a shareholder wishes to participate in a SWP, the shareholder must elect to have all of the shareholder's income dividends and other distributions payable in shares of the Funds rather than in cash.

A shareholder or a shareholder's FSF of record may establish a SWP account by telephone on a recorded line. However, SWP checks will be payable only to the shareholder and sent to the address of record. SWPs from retirement accounts cannot be established by telephone.

A shareholder may not establish a SWP if the shareholder holds shares in certificate form. Purchasing additional shares (other than through dividend and distribution reinvestment) while receiving SWP payments is ordinarily disadvantageous because of duplicative sales charges. For this reason, a shareholder may not maintain a plan for the accumulation of shares of the Funds (other than through the reinvestment of dividends) and a SWP at the same time.

SWP payments are made through share redemptions, which may result in a gain or loss for tax purposes, may involve the use of principal and may eventually use up all of the shares in a shareholder's account.


Columbia Acorn may terminate a shareholder's SWP if the shareholder's account balance falls below $5,000 due to any transfer or liquidation of shares other than pursuant to the SWP. SWP payments will be terminated on receiving satisfactory evidence of the death or incapacity of a shareholder. Until this evidence is received, CFS will not be liable for any payment made in accordance with the provisions of a SWP.


The cost of administering SWPs for the benefit of shareholders who participate in them is borne by the Funds as an expense of all shareholders.

Shareholders whose positions are held in "street name" by certain FSFs may not be able to participate in a SWP. If a shareholder's Fund shares are held in "street name", the shareholder should consult his or her FSF to determine whether he or she may participate in a SWP.

Telephone Redemptions. Telephone redemption privileges are described in the Prospectus.

Non Cash Redemptions. For redemptions of any single shareholder within any 90-day period exceeding the lesser of $250,000 or 1% of a Fund's net asset value, the Fund may make the payment or a portion of the payment with portfolio securities held by the Fund instead of cash, in which case the redeeming shareholder may incur brokerage and other costs in selling the securities received. Under certain circumstances, a Portfolio Fund may determine to make payment of a redemption request by Columbia Thermostat Fund wholly or partly by a distribution in kind of securities from its portfolio, instead of cash, in accordance with the rules of the SEC. In such cases, the Funds may hold securities distributed by a Portfolio Fund until the Adviser determines that it is appropriate to dispose of such securities.

HOW TO EXCHANGE SHARES


Exchanges at net asset value may be made at any time from any other continuously offered fund distributed by CFD into shares of the same class of a Fund (with certain exceptions). The Class A and B shares of the Funds may be exchanged for the same class of shares of any other continuously offered Funds distributed by CFD (with certain exceptions) on the basis of the NAVs per share at the time of exchange and only once per twelve-month period measured from the time the account was opened. The Class Z shares of the Funds may be exchanged for the Class A or Class Z shares of any other fund distributed by CFD (with certain exceptions). Initial exchanges into Columbia Acorn Fund and Columbia Acorn USA will be subject to the investment minimums described in the prospectuses, and will be made at net asset value plus applicable sales charges. If you have acquired Class A shares of Columbia Acorn International or Columbia Acorn International Select by exchange, you will not be permitted to exchange those shares into another fund for 30 days; however, you may redeem those shares at any time. An exchange order received prior to the expiration of the 30 day period will not be honored. The prospectus of each fund distributed by CFD describes its investment objective and policies, and shareholders should obtain a prospectus and consider these objectives and policies carefully before requesting an exchange. Shares of certain funds distributed by CFD are not available to residents of all states. Consult CFS before requesting an exchange.

If you redeem or exchange Class Z shares of Columbia Acorn International or Columbia Acorn International Select that you have owned 60 days or less, that Fund will charge you a redemption fee of 2% of the redemption proceeds. Columbia Acorn International and Columbia Acorn International Select will use the "first-in", "first-out" method to determine whether the redemption fee applies. The redemption fee will be deducted from your redemption proceeds and retained by the Fund to help cover transaction and tax costs that long-term investors may bear when the Fund realizes capital gains as a result of selling securities to meet investor redemptions. The redemption fee is not imposed on redemptions of shares purchased through reinvestment of dividends and distributions, or exchanges of shares for Class Z shares of a fund distributed by CFD that has a redemption fee.

By calling CFS, shareholders or their FSF of record may exchange among accounts with identical registrations, provided that the shares are held on deposit. During periods of unusual market changes and/or shareholder activity, shareholders may experience delays in contacting CFS by telephone to exercise the telephone exchange privilege. Because an exchange involves a redemption and reinvestment in another Columbia fund, completion of an exchange may be delayed under unusual circumstances, such as if the fund suspends repurchases or postpones payment for the fund shares being exchanged in accordance with federal securities law. CFS will also make exchanges upon receipt of a written exchange request and, share certificates, if any. If the shareholder is a corporation, partnership, agent, or surviving joint owner, CFS will require customary additional documentation. Prospectuses of the other funds are available from the CFD Literature Department by calling 1-800-426-3750.


A loss to a shareholder may result from an unauthorized transaction reasonably believed to have been authorized. No shareholder is obligated to use the telephone to execute transactions.

In all cases, the shares to be exchanged must be registered on the records of the fund in the name of the shareholder desiring to exchange.

An exchange is generally a sale transaction for federal income tax purposes and may result in capital gain or loss. The exchange privilege may be revised, suspended or terminated at any time.

SUSPENSION OF REDEMPTIONS


Columbia Acorn may suspend shareholders' right of redemption or postpone payment for more than seven days (i) if the Exchange is closed for other than customary weekends or holidays, (ii) during certain periods when trading on the Exchange is restricted, (iii) during any emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of its net assets, or (iv) during any other period permitted by order of the SEC for protection of investors.


SHAREHOLDER LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration disclaims shareholder liability for acts or obligations of the Funds and the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Funds or the Trust's Trustees. The Declaration provides for indemnification out of a Fund's property for all loss and expense of any shareholder held personally liable for the obligations of a Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances (which are considered remote) in which a Fund would be unable to meet its obligations and the disclaimer was inoperative.

The risk of a particular Fund incurring financial loss on account of another Fund is also believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the other Fund was unable to meet its obligations.

SHAREHOLDER MEETINGS


As described under the caption "Organization and History," Columbia Acorn will not hold annual shareholders' meetings. The Trustees may fill any vacancies in the Board of Trustees except that the Trustees may not fill a vacancy if, immediately after filling such vacancy, less than two-thirds of the Trustees then in office would have been elected to such office by the shareholders. In addition, at such times as less than a majority of the Trustees then in office have been elected to such office by the shareholders, the Trustees must call a meeting of shareholders for the purpose of electing Trustees. Trustees may be removed from office, with or without cause, by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for the purpose. Except as otherwise disclosed in the Prospectuses and this SAI, the Trustees shall continue to hold office and may appoint their successors.


At any shareholders' meetings that may be held, shareholders of all Funds would vote together, irrespective of Fund, on the election of Trustees or the selection of independent accountants, but each Fund would vote separately from the others on other matters, such as changes in the investment policies of that Fund or the approval of the management agreement for that Fund.

PERFORMANCE MEASURES AND INFORMATION

Total Return

Standardized total return and average annual total return. Total return on a per share basis is the value of the amount of reinvested dividends received per share plus or minus the change in the net asset value per share for a given period. Total return percentage may be calculated by dividing the value of a share including reinvested distributions at the end of a given period by the value of the share at the beginning of the period and subtracting one. Average annual total return is the actual return on a $1,000 investment in a particular class of shares of each Fund, made at the beginning of a stated period, adjusted for the maximum sales charge or applicable CDSC for the class of shares of each Fund and assuming that all distributions were reinvested at NAV, converted to an average annual return assuming annual compounding.

Nonstandardized total return. Nonstandardized total returns may differ from standardized average annual total returns in that they may relate to nonstandardized periods, represent aggregate rather than average annual total returns or may not reflect the sales charge or CDSC.

For all Funds, total return for a newer class of shares (Classes A, B and C) for periods prior to their inception includes (a) the performance of the newer class of shares since inception (March 3, 2003 for Columbia Thermostat Fund and October 16, 2000 for all other funds) and (b) the performance of the oldest existing class of shares (Class Z) from its inception date up to the date the newer class was offered for sale. The performance will not be adjusted to take into account the fact that the newer class of shares bears different class specific expenses than the oldest class of shares (e.g., Rule 12b-1 fees). Therefore, the total rate of return quoted for a newer class of shares will differ from the return that would be quoted had the newer class of shares been outstanding for the entire period over which the calculation is based (i.e., the total rate of return quoted for the newer class will be higher than the return that would have been quoted had the newer class of shares been outstanding for the entire period over which the calculation is based if the class specific expenses for the newer class are higher than the class specific expenses of the oldest class, and the total rate of return quoted for the newer class will be lower than the return that would be quoted had the newer class of shares been outstanding for this entire period if the class specific expenses for the newer class are lower than the class specific expenses of the oldest class).

A Fund's total return "after taxes on distributions" shows the effect of taxable distributions, but not any taxable gain or loss, on an investment in shares of the Fund for a specified period of time. A Fund's total return "after taxes on distributions and sale of Fund shares" shows the effect of both taxable distributions and any taxable gain or loss realized by the shareholder upon the sale of fund shares at the end of a specified period. To determine these figures, all income, short-term capital gain distributions, and long-term capital gain distributions are assumed to have been taxed at the actual historical federal maximum tax rate. Those maximum tax rates are applied to distributions prior to reinvestment and the after-tax portion is assumed to have been reinvested in the Funds. State and local taxes are ignored. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects.

     Average Annual Total Return (After Taxes on Distributions) is computed as follows:
               ATV//D//= P(l+T)/n/

     Where:         P = the amount of an assumed initial investment in shares of a Fund
                    T = average annual total return (after taxes on
                        distributions)
                    n = number of years from initial investment to the end of
                        the period
                    ATV//D// = ending value of shares held at the end of the
                               period after taxes on fund distributions but not after taxes on redemptions.

     Average Annual Total Return (After Taxes on Distributions and Sale of Fund Shares) is computed as follows:

                    ATV//DR//= P(l+T)/n/

     Where:         P = the amount of an assumed initial investment in shares of a Fund
                    T = average annual total return (after taxes on
                        distributions and redemption)
                    n = number of years from initial investment to the end of
                        the period
                    ATV//DR// = ending value of shares held at the end of the
                                period after taxes on fund distributions and redemption.




Performance results reflect any voluntary fee waivers or reimbursement of Fund expenses by the Adviser or its affiliates. Absent these fee waivers or expense reimbursements, performance results would have been lower.

The Funds may also use statistics to indicate volatility or risk. The premise of each of these measures is that greater volatility connotes greater risk undertaken in achieving performance. The Funds may quote the following measures of volatility:

Beta. Beta is the volatility of a fund's total return relative to the movements of a benchmark index. A beta greater than one indicates volatility greater than the index, and a beta of less than one indicates a volatility less than the index.

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

R-squared. R-squared reflects the percentage of a fund's price movements that are explained by movements in the benchmark index. An R-squared of 1.00 indicates that all movements of a fund's price are completely explained by movements in the index. Generally, a higher R-squared will indicate a more reliable beta figure.

Alpha. Alpha is a measure used to discuss a fund's relative performance. Alpha measures the actual return of a fund compared to the expected return of a fund given its risk (as measured by beta). The expected return of a fund is based on how historical movements of the benchmark index and historical performance of a fund compare to the benchmark index. The expected return is computed by multiplying the advance or decline in a market represented by a fund's beta. A positive alpha quantifies the value that a fund manager has added and a negative alpha quantifies the value that a fund manager has lost.

Standard deviation. Standard deviation quantifies the volatility in the returns of a fund by measuring the amount of variation in the group of returns that make up a fund's average return. Standard deviation is generally calculated over a three- or five-year period using monthly returns and modified to present on annualized standard deviation.

Sharpe ratio. A fund's Sharpe ratio quantifies its total return in excess of the return of a guaranteed investment (90 day U.S. treasury bills), relative to its volatility as measured by its standard deviation. The higher a fund's Sharpe ratio, the better a fund's returns have been relative to the amount of investment risk it has taken.

Beta and R-squared are calculated by performing a least squares linear regression using three years of monthly total return figures for each portfolio and benchmark combination. Alpha is calculated by taking the difference between the average monthly portfolio return and the beta-adjusted average monthly benchmark return. The result of this calculation is then geometrically annualized.


As of March 31,2004, some statistics for the Class Z shares of the Funds are as follows:

                                              R/2/    Beta    Alpha
                                              -----   -----   -----
Columbia Acorn Fund
-------------------
   vs. S&P 500                                 0.54    0.77   17.72%
   vs. Russell 2000                            0.89    0.75    8.03%
Columbia Acorn International
----------------------------
   vs. Citigroup EMI Global Ex U.S.            0.74    1.17    0.40%
   vs. MSCI EAFE                               0.67    1.09    8.83%
Columbia Acorn USA
------------------
   vs. S&P 500                                 0.53    0.87   14.39%
   vs. Russell 2000                            0.75    0.79    4.36%
Columbia Acorn Select
---------------------
   vs. S&P 500                                 0.65    0.78   13.53%
   vs. S&P MidCap 400                          0.67    0.74    3.42%
Columbia Acorn International Select
-----------------------------------
   vs. Citigroup World Ex U.S.                 0.58    1.19    7.38%
   vs. MSCI EAFE                               0.55    1.22   -0.79%


Other measures of volatility and relative performance may be used as appropriate. All such measures will fluctuate and do not represent future results.

     Appendix I - Description of Bond Ratings

     A rating of a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of debt securities in which the Funds invest should be continuously reviewed. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the ratings services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

     The following is a description of the characteristics of ratings used by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P").

Moody's Ratings

     Aaa--Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such bonds.

     Aa--Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa bonds.

     A--Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa--Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba--Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B--Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa--Bonds rated Caa are of poor standing. Such bonds may be in default or there may be present elements of danger with respect to principal or interest.

     Ca--Bonds rated Ca represent obligations which are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

S&P Ratings

     AAA--Bonds rated AAA have the highest rating. Capacity to pay principal and interest is extremely strong.

     AA--Bonds rated AA have a very strong capacity to pay principal and interest and differ from AAA bonds only in small degree.

     A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this capacity than for bonds in higher rated categories.

     BB--B--CCC--CC--Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation among such bonds and CC the highest degree of speculation. Although such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.


                                       A-2